UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06418

LORD ABBETT MUNICIPAL INCOME TRUST
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Lawrence B. Stoller, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2007

Item 1:           Report to Shareholders.

2007

LORD ABBETT
ANNUAL
REPORT

Lord Abbett

Municipal Income Fund

Municipal Income Trust

National Tax Free Fund

California Tax Free Fund

Connecticut Tax Free Fund

Hawaii Tax Free Fund

Minnesota Tax Free Fund

Missouri Tax Free Fund

New Jersey Tax Free Fund

New York Tax Free Fund

Texas Tax Free Fund

Washington Tax Free Fund

Intermediate Tax Free Fund

Florida Tax Free Trust

Georgia Tax Free Trust

High Yield Municipal Bond Fund

Michigan Tax Free Trust

Pennsylvania Tax Free Trust

For the fiscal year ended September 30, 2007

Lord Abbett Municipal Income Fund and
Lord Abbett Municipal Income Trust

Annual Report

For the year ended September 30, 2007

Dear Shareholders: We are pleased to provide you with this overview of the strategies and performance of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust (formerly known as Lord Abbett Tax Free Income Fund and Lord Abbett Tax Free Income Trust, respectively) for the fiscal year ended September 30, 2007. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries of the Funds' portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Note: The boards of the Municipal Income Fund and Municipal Income Trust have approved a proposal to reorganize Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund, and Washington Tax Free Fund (the "Acquired Funds") into the National Tax Free Fund. The reorganization of an Acquired Fund into the National Tax Free Fund would result in the termination of the Acquired Fund and would cause shareholders of the Acquired Fund to become shareholders of the National Tax Free Fund. Accordingly, shareholders of record of each Acquired Fund as of September 14, 2007, have been asked to approve its reorganization at a shareholder meeting scheduled to be held on December 7, 2007.

Q: What were the overall market conditions during the fiscal year ended September 30, 2007?

A: The first half of the fiscal year was generally characterized by rising rates across the municipal yield curve, with the biggest increases happening in the five-to 10-year maturity range. Because rates rose more during this intermediate range, the yield curve between five and 30 years flattened. Thus, yields for investing in longer maturity bonds decreased. The U.S. economy grew at an erratic pace, expanding at an annual rate of 2.1% between October and December 2006 and 0.6% between January and March 2007. The Federal Reserve Board (the Fed) held its closely watched fed funds rate steady at 5.25% during this period.

The second half of the fiscal year was characterized by dramatic moves along the yield curve. Concerns that the U.S. economy was heating up – growing at an annual rate of 3.8% between April and June – helped push the yield on the 10-year U.S. Treasury note to 5.30%, a five-year high, before retreating at the end of June. In the meantime, the municipal yield curve steepened.

In the final quarter of the fiscal year, a liquidity crisis in the subprime mortgage sector quickly spread to the overall fixed-income market. Reassessing their tolerance for risk, investors shifted away from municipal bonds and toward the perceived safety of U.S. Treasury notes, particularly very short-term Treasuries that mature within less than one year. Municipal bond prices – even those of highly rated, insured securities – fell, with lower-rated credits falling significantly.

In an effort to calm fears and inject liquidity into the financial markets, the Fed cut its discount rate by 50 basis points (bps), to 5.75%. As the fiscal year drew to a close, the Fed, on September 18, cut the fed funds rate by 50 bps, to 4.75%.

In terms of new issuance, demand for municipal bonds remained quite strong throughout the fiscal year, staying on the record pace established in 2005, when new issuance totaled $408 billion.

Q: How did each Fund perform during the fiscal year ended September 30, 2007?

A: For the most part, the Funds (Class A shares) underperformed their peer groups and benchmarks. (Please see Table 1 for the relative performance of each Fund.)

Table 1: Fund Performance

	Class A Shares @ NAV 9/30/07 1-Year Return	Lipper Funds Average[1]	Lehman Brothers Municipal Bond Index[2]
National Tax Free Income Fund	0.8%	1.8%	3.1%
California Tax Free Income Fund	0.9	1.5	3.1
Connecticut Tax Free Income Fund	1.9	2.1	3.1
Hawaii Tax Free Income Fund	2.3	2.1	3.1
Minnesota Tax Free Income Fund	1.6	1.8	3.1
Missouri Tax Free Income Fund	1.6	1.9	3.1
New Jersey Tax Free Income Fund	0.8	2.0	3.1
New York Tax Free Income Fund	1.5	1.9	3.1
Texas Tax Free Income Fund	1.6	2.4	3.1
Washington Tax Free Income Fund	2.9	2.2	3.1
Intermediate Tax Free Fund	3.1	2.5	3.8	†
Florida Tax Free Trust	1.4	2.0	3.1
Georgia Tax Free Trust	1.8	1.8	3.1
High Yield Municipal Bond Fund	-0.2	0.8	2.9	††
Michigan Tax Free Trust	2.4	2.1	3.1
Pennsylvania Tax Free Trust	2.1	2.0	3.1

†  Lehman Brothers 3–10 Year Insured Tax-Exempt Bond Index.3

††  Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index.4

Peer Groups

The Lipper Funds Average for each Fund consists of municipal debt funds for the applicable state, except for the National Tax Free Income Fund, Texas Tax Free Fund, Washington Tax Free Fund, Intermediate Tax Free Fund, and High Yield Municipal Bond Fund. In the case of those Funds, the applicable Lipper Funds Averages, respectively, are General Municipal Debt Funds, Other States Intermediate Municipal Debt Funds, Other States Municipal Debt Funds, Intermediate Municipal Debt Funds, and High Yield Municipal Debt Funds.

Benchmarks

The Lehman Brothers Municipal Bond Index is applicable for all Funds, except for the Intermediate Tax Free Fund and the High Yield Municipal Bond Fund. The Lehman Brothers 3–10 Year Insured Tax-Exempt Bond Index is applicable for the Intermediate Tax Free Fund. The Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index is applicable for the High Yield Municipal Bond Fund.

Q: What were the most significant factors affecting performance?

A: The municipal yield curve steepened during the fiscal year, with long rates rising considerably more than rates for securities with maturities shorter than 10 years.

The National Tax Free Fund increased its weighting in lower-rated bonds during the fiscal year. The Fund also increased its holdings at the longer end of the yield curve, in an attempt to generate more income from the Fund's holdings. Generally, longer-term securities, as reflected by the Lehman Brothers

Municipal Bond Index, did not perform as well during the year as short- to medium-term securities.

During the fiscal year, the Intermediate Tax Free Fund generally benefited from the steepening of the municipal yield curve, which helped the performance of securities with maturities of 10 years or less, the primary area in which the Fund invests. The Fund also boosted its added high-yield holdings during the year. Approximately 84% of the Fund's holdings are rated 'BBB' or higher. The balance is rated below investment grade, or nonrated.

During the fiscal year, the High Yield Municipal Bond Fund generally increased its holdings of longer-term securities. After generally producing positive returns earlier in the fiscal year, the Fund suffered a reversal in the final quarter. The worst-performing sector during the fiscal year was tobacco bonds. The airline sector was the best performer during the fiscal year.

Looking at the individual state Funds, for the fiscal year, yield curve positioning and credit quality weightings had the biggest impact upon performance on all the state Funds in the fiscal year. The yield curve steepened during the period, with long rates rising considerably more than rates for maturities shorter than 10 years. Because all of the state Funds are positioned on the longer end of the curve to maximize income and deliver the best long-term total returns, the maturity weightings of all the state Funds in this period negatively affected their performance although attractive income was realized.

Regarding the credit quality of the state Funds, throughout the year 'BBB' rated and lower-rated bonds were added to most of the state Funds' portfolios to increase the tax-exempt income generated. This was not done, however, in the case of the Florida, Texas, and Washington Funds owing to size constraints. When liquidity issues arose in the final quarter of the year due to subprime concerns, the increased weighting in lower-quality bonds proved detrimental. Over the last month of the fiscal year, lower-quality bonds started to perform better, but they still had not completely rebounded from the credit concerns of the summer.

California Tax Free Fund

In the first half of the Fund's fiscal year, the portfolio's weightings in lower-rated bonds and bonds with maturities of 20 years and longer increased. During the first half of the Fund's fiscal year, this strategy was beneficial, but during the second half of the fiscal year, performance was negatively affected by a steepening yield curve.

California has a large and diverse economy. Major employment sectors include trade, transportation, and utilities at 19%, followed by government at 16%, and professional services at about 15%.

For the first seven months of calendar 2007, residential construction permits fell by more than 30%, compared with the year-ago period. However, median family home prices remained high, at $586,030. Nonfarm employment grew by 1.1% between July 2006 and July 2007, compared with 1.4% nationally. Per capita income equals 107% of the U.S. average.

Governor Arnold Schwarzenegger signed the state's fiscal 2008 budget about two months after the start of the state's fiscal year. It is currently balanced, and calls for revenues to increase by 6%, while expenditures are expected to rise by only 1%. California ended its fiscal 2007 with $4.1 billion in reserves, and the 2008 budget leaves that amount intact. It includes $2.6 billion in the Special Fund for Economic Uncertainties and $1.5 billion in the Budget Stabilization Account. However, because many of the revenue sources are "one-shots," the state is expected to face a large gap in 2009, currently estimated at $5.0 billion. The downturn in the housing market is affecting the state's operations, with actual tax revenues coming in below forecast by almost $1.0 billion, or 7%, for the first two months of the state's fiscal year 2008.

Although expected to remain affordable, debt levels are rising due to increasing bonding authorization in recent years. Total general obligation ("GO") debt outstanding equals $54.2 billion, with an additional $65.3 billion authorized, but unissued. Furthermore, the administration is proposing the issuance of an additional $41 billion in GO debt to be put on the ballot in the 2008 and 2010 elections. Both the California Public Employees' Retirement Fund and the State Teachers Retirement System are well funded, at 87% each, although this is down from around 110% for both in 2000. California's debt is rated 'A1' by Moody's and 'A+' by Standard & Poor's, reflecting the state's large and diverse economy, better than expected financial performance in the state's fiscal 2006, and increasing fund balances. Moderating influences include a drop in tax revenues caused by the housing downturn and a history of uneven financial operations.

Connecticut Tax Free Fund

In the first half of the Fund's fiscal year, the portfolio's weightings in bonds with maturities of 20 years or longer were increased. During the first half of the Fund's fiscal year, this strategy was beneficial, but during the second half of the period, performance was negatively affected by a steepening yield curve.

Connecticut is a highly developed and urbanized state, with an estimated population of 3.46 million and very high wealth and income levels. It has the highest per capita income of any state in the United States, at 139% of the national average. It also has a high concentration of high-paying jobs in the finance, insurance, and real estate sectors.

Audited financial reports for the state's fiscal 2006 show a robust trend in revenue growth, with an operating surplus of $446.2 million as of June 30, 2006, driven in large measure by strong personal income tax and business tax receipts that exceeded budgeted amounts. As a result, the budget reserve fund balance grew to $1.1 billion.

Connecticut's debt ratios are among the highest in the United States, but remain manageable owing to the state's high wealth levels. It has $10.47 billion in net direct general obligation (GO) debt equal to net debt per capita of a high $2,987 and 6.2% of personal income. Connecticut also has large accrued unfunded pension liabilities. As of June 30, 2006, the state employees' retirement fund had an unfunded pension obligation of $7.9 billion, or 53% of actual requirements, and the teachers' retirement fund had an unfunded obligation of $6.9 billion, or a 60% funding ratio. Moody's rates the state's GO bonds 'Aa3,' based on Connecticut's high wealth levels, actions taken to eliminate past budget imbalances, and a continuing economic recovery.

Florida Tax Free Trust

In the first half of the Fund's fiscal year, the portfolio's weightings in bonds with maturities of 20 years or longer increased. During the first half of the Fund's fiscal year, this strategy was beneficial, but during the second half of the year, performance was negatively affected by a steepening yield curve.

Despite a slowing economy brought on by the housing downturn, Florida's growth continues to be positive. In calendar 2006, the state's employment grew by 3.3%, well ahead of the national average of 1.9%.

The state's fiscal year 2007 revenues are reported at $26.4 billion, 2.5% lower than fiscal year 2006. The decline is due almost entirely to a $625 million drop in the documentary stamp tax, which is assessed on real estate sales. A year-end General Fund balance of $2.25 billion is anticipated ($500 million less than previously expected), which, together with the Budget Stabilization Fund, will bring reserves to $3.5 billion. The state's fiscal year 2008 general revenue budget totals $29.2 billion, after being revised downward by $1.1 billion.

Florida's debt burden has expanded in the past several years, largely due to the requirements of a growing population. The state's net tax supported debt of $17.8 billion is generally payable from specified taxes and additionally secured by the state's full faith and credit. Debt ratios, while slightly above national medians, remain moderate, with net tax supported debt of 3.1% of personal income and $1,020 per capita. Moody's rates Florida's debt 'Aa1' and Standard & Poor's rates it 'AAA,' which is a reflection of the state's strong financial and budgeting practices, solid long-term economic prospects, and a moderate debt burden while recognizing a slowing economy and its impact on revenue growth.

Georgia Tax Free Trust

In the first half of the Fund's fiscal year, the portfolio's weightings in bonds with maturities of 20 years or longer were increased. During the first half of the Fund's fiscal year, this strategy was beneficial, but during the second half of the fiscal year, performance was negatively affected by a steepening yield curve.

Georgia has a diverse economic base with growth that has exceeded that of the nation. The state's nonfarm payroll grew at a consistently higher rate than the nation's during the past three years. Its economy continues to post positive job growth, although at a slower pace than in prior years. Leisure and hospitality, education, health, and government lead job growth. While construction employment has declined due to the cooling housing market, the commercial market, mostly in the Atlanta region, has mitigated some of the downturn. Furthermore, Georgia's population growth rate of 14% (to 9.36 million) between 2000 and 2006 placed it third among the states.

Based on unaudited statements, the state's fiscal year 2007 revenues increased by 7.6% over the state's fiscal year 2006. General fund revenues exceeded the state's March 2007 projections by $736 million, or 4.1%, reflecting income and sales tax collections. Sales taxes, which were up 4.2% in 2007 (versus 9.5% in 2006), are expected to slow due to lower discretionary spending resulting from higher gasoline taxes, a declining real estate market, and the reduced ability to extract equity from homes. The state's fiscal 2008 budget totals $20.2 billion and anticipates 2.1% growth over the state's fiscal year 2007 levels, compared with the 8.2% realized in the previous year.

Georgia has $8.3 billion in outstanding debt. This burden seems moderate, with per capita debt of $876, or 2.7% of personal income. Its two largest pension systems are well funded at 97% and 95%, respectively, of funding requirements. Based on its conservative financial practices, sound economy, growing reserves, and moderate debt burden, Georgia is rated 'Aaa' by Moody's and 'AAA' by Standard & Poor's.

Hawaii Tax Free Fund

Because the market in this state has few lower-rated bonds, along with a small supply of longer-dated bonds, the Fund outperformed its peers, although it underperformed the general market. Its higher weighting of bonds shorter than 10 years, along with its low weighting in bonds rated lower than 'BBB,' benefited the Fund as the yield curve steepened.

Hawaii's economy remains significantly reliant on tourism, although it is becoming gradually diversified among other sectors. In 2005, for example, 21% of total state revenue was derived from tourism, down from 25.5% in 2001. In 2006, the state welcomed more than 7.4 million visitors, had hotel occupancy rates of 82%, and an average room rate of almost $185.

The state's constitution requires the legislature to establish a general fund ceiling that limits the annual rate of expenditure growth to the rate of growth in the state's economy. This limitation, combined with conservative budgeting and forecasting practices, tends to mitigate fiscal stress during the business cycle.

Hawaii's debt burden is high. The $4.6 billion in outstanding general obligation (GO) debt equates to a per capita rate of $3,445 and 10% of personal income. However, this is somewhat inflated, as the state issues all debt for its schools, which in most other states is provided for on the local level. The state's retirement system is only funded to 65% of its actuarially accrued liability. Hawaii's GO debt is rated 'Aa2' by Moody's and 'AA' by Standard & Poor's.

Michigan Tax Free Trust

The low weighting in longer maturity bonds, along with the low weighting in lower-rated bonds, helped this Fund to perform well against its peer group, although it underperformed the general market index. Because the Fund has a smaller asset size (although some lower-rated credits were available), it was difficult to buy these holdings in diversified, liquid-size holdings.

Michigan has experienced seven straight years of job losses, stemming from several sectors, led by manufacturing and the auto industry. Other sectors have gained, however, including education, health care, and professional services. Based on nonfarm employment trends during the current economic expansion, Michigan has been one of the nation's weakest performers. Along with Louisiana, it was the only state to lose jobs in 2006.

In October 2007, the state legislature approved an increase in the income tax, from 3.9% to 4.35%. It also expanded the 6% sales tax to several previously nontaxed services. Proceeds from both, in conjunction with $440 million in spending cuts, should erase a projected state's fiscal year 2008 budget deficit of $1.75 billion, and result in a structurally balanced budget. Over the past several years, the state's financial reserves have been depleted, with the Counter-Cyclical Budget and Economic Stabilization Fund down to just $2 million, from $1.26 billion in 2000, and a fully exhausted general fund balance.

Issuance of state general obligation (GO) debt is subject to voter approval. Currently, there is a total of $1.6 billion outstanding. Debt burden is low at $175 per capita and 0.5% of personal income. Including appropriated paper, debt metrics are still moderate, at $521 per capita and 1.5% of personal income. Pension funding levels remain adequate, although declining at 79% for the public employee system and 83% for the state police. Michigan's GO debt is rated 'Aa3' by Moody's and 'AA-' by Standard & Poor's, reflecting a structurally balanced 2008 budget and new revenue sources from an expanded base, as well as a weak economy and drained liquidity.

Minnesota Tax Free Fund

Although the Fund was not too heavily weighted in long bonds, which underperformed as the yield curve steepened, it did have many lower-rated bonds that underperformed during the year.

The state has a fundamentally strong economy. The service sector is the largest employer, accounting for 30% of jobs, followed by trade at 25% and manufacturing at 15%. Employment growth of 2.8% from 2003–06 lagged the national rate of 4.7%. Wealth indicators are favorable, with personal income per capita ranging from 105–109% of the U.S. average in each of the past five years. The state's unemployment rate has almost always been below national levels.

The 2008–09 budget shows general fund revenues of $33.8 billion and total spending of $34.5 billion. Because the two-year period started with a carry-forward balance of $2.1 billion, the projected excess equals $1.5 billion. Included in the $1.5 billion excess is approximately $1.0 billion in reserves ($653 million in the budget reserve and $350 million in a cash flow account). Minnesota's primary revenue sources are income tax and sales tax, which account for 48% and 26%, respectively, of general fund revenues.

The state has about $4.5 billion in outstanding general obligation (GO) debt. Minnesota operates under its own internal debt control policies, which recommend that debt to personal income not exceed 2.5%. The state, historically, has met this guideline. Minnesota's GO bonds are rated 'Aa1' by Moody's and 'AAA' by Standard & Poor's, a reflection of the state's diversified economy, moderate debt levels, and strong financial management.

Missouri Tax Free Fund

The higher weighting in longer bonds and slightly higher weighting in lower-rated bonds led this Fund to underperform both its peers and the benchmark. During the first half of the fiscal year, this strategy was beneficial, but during the second half of the year, performance was negatively affected by a steepening yield curve.

Missouri's economy is well-diversified, thanks in part to its location at the geographic center of the United States, which gives it an economic advantage in trade and manufacturing. Its two major urban areas, St. Louis and Kansas City, account for 55% of the state's population and provide a wide variety of employment opportunities. Major employment sectors include education, health, and professional services, which account for 35% of jobs; trade, transportation, and utilities at 20%;

and government at 16%. Unemployment in 2006 averaged 4.8%, slightly above the national rate of 4.6%. Income levels (as measured by per capita personal income) are 90% of the national level.

Missouri's 2007 budget was balanced with tax revenues of $89 million, or 5.2% above budgeted levels. The fiscal 2008 budget is $21.5 billion, which includes $8.2 billion in general revenue spending. The budget assumes revenue growth of 3.8% and income tax growth of 5.87%. As required by law, the budget reserve fund is fully funded at $530 million. Missouri derives about 23% of general fund revenues from sales and use tax collections and 64% from the income tax.

The state is constitutionally prohibited from issuing general obligation (GO) debt without voter approval. It has about $2.7 billion in outstanding GO debt, lease-backed, and gas highway bonds, which equates to a per capita debt of $467. Missouri's primary public retirement system is fairly well funded, at 82% of actuarial requirements. The state's GO bonds are rated 'AAA' by Standard & Poor's and 'Aa1' by Moody's, reflecting its strong and diverse economic base, low debt burden, good reserves, and sound financial management.

New Jersey Tax Free Fund

The Fund had a higher weighting in lower-rated bonds, as long-term investment opportunities were positioned in the portfolio during the first half of the fiscal year, but that caused it to underperform both its peers and the general market benchmark. During the first half of the fiscal year, this strategy was beneficial, but during the second half of the year, credit spreads widened due to uncertainties caused by the subprime crisis. As a result, the Fund underperformed both its peers and the general market benchmark.

New Jersey's economy is strong and well diversified, but showing signs of stress, due to rising levels of debt and pension liabilities. Major employment categories include the service sector, which accounts for 41% of total employment, followed by trade, transportation, and utilities at 22%, and government at 16%. Wealth levels are high, with per capita personal income equal to 128% of the national average in 2006. Job creation is lagging, however, with payroll employment growing 0.9% in 2006, compared with 1.9% on a national scale.

The state is expected to end its fiscal year 2007 with a budgetary reserve of some $2.2 billion, up from $1.78 billion in 2006. Revenues for fiscal year 2008 are projected to increase 3.2%, to nearly $32 billion, with expenditures increasing by 7.7%, to $33.5 billion. This expenditure growth is supported with $947 million of the prior year's surplus and a one-time deferral of $650 million in sales tax revenues, which are dedicated to property tax relief, and $340 million of fund diversions resulting in a year-end fund balance of $603 million. The fiscal year 2009 budget assumes a budget gap of $2.6 billion without using any of the 2008 closing balance of $603 million.

As of June 30, 2007, New Jersey had just $2.8 billion of outstanding general obligation (GO) debt, but more than $24.6 billion of appropriated obligations. Overall debt is up some 84% from that of fiscal year 2002. Debt ratios are regarded as high, equaling $3,300 per capita and 6.8% of personal income. The state has an unfunded pension liability of about $16.6 billion and was only 75% funded in 2006; in 2002, it was fully funded. New Jersey's GO debt is rated 'Aa3' by Moody's and 'AA' by Standard & Poor's. These ratings take into consideration the state's strong and diverse economic base, high wealth levels, and stronger than expected fiscal year 2007 results, as well as a lack of structural budgetary balance and a high debt burden.

New York Tax Free Fund

The performance of the Fund was negatively affected by its low weighting in higher-rated bonds, as it underperformed both its peer group and the general market benchmark. During the first half of the fiscal year, this strategy was beneficial, but during the second half of the year performance was negatively affected by a steepening yield curve.

New York's economy is relatively broad-based and mature, although growth is primarily driven by the New York City, Long Island, and the Hudson Valley areas. Other areas, including upstate urban centers such as Buffalo and Rochester, have tended to lag. The state's economy remains highly cyclical, which is a reflection of its dependence on the financial services industry. Employment grew by a modest 0.8% in 2006, despite a robust year on Wall Street, which paid a record $21.5 billion in bonuses.

The 2007–08 budget forecast indicates a moderate expansion of the economic base. The general, state, and all-funds budgets have been slightly revised and now total $53.99 billion, $83.67 billion, and $120.39 billion, respectively. The year-end forecast projects an ending balance of $3.0 billion, including $1.8 billion in designated reserves and $1.22 billion in undesignated reserves. Out-year general fund gaps were revised upward, to $3.6 billion for 2008–09 and $5.3 billion for 2009–10. Revenue and spending revisions were negative $400 million and $394 million in each out-year. The state's finances are highly reliant on the personal income tax, which accounts for about 60% of total receipts.

Although debt levels are regarded as problematic when compared to the nation as a whole, they are regarded as falling within the range of other states in the Northeast. In a March 2007 report, Moody's reported that "over the last four years, New York's outstanding tax-supported debt has increased from $40 billion to a current figure of over $50 billion." The report added that the state's debt burden "relative to estimated total state personal income in 2005 was about 6.7%." The state's pension system is well funded compared with other states. New York's debt is rated 'Aa3' by Moody's and 'AA' by Standard & Poor's, both of which recognize its broad-based economy, improving finances, and conservative budgeting practices.

Pennsylvania Tax Free Trust

Overall, the Fund outperformed its peers, as it benefited from positions in high-quality bonds. But its higher weighting in longer-dated bonds detracted from performance as the yield curve steepened in the second half of the fiscal year.

Pennsylvania's diverse economy continues to grow, although it is projected to do so at a pace slower than the rest of the nation. Even so, employment – bolstered by gains in education, health care, leisure and hospitality, and retail trade – is now at an all-time high. The legalization of gaming in the form of slot machines could also help ongoing growth. Unemployment, as of March 2007, registered 3.8%, compared with the national average of 4.4%. Per capita personal income is 101% of the national level.

Pennsylvania ended fiscal 2006 with a general operating surplus of $685 million after making a statutorily required transfer to the budget stabilization fund of $171 million, which raised its total to $514 million. The fiscal 2007 budget totals $26.1 billion in appropriations and $25.6 billion in estimated revenues, with the difference made up by a general fund balance drawdown. The governor's 2008 proposed budget totaled $27.3 billion, an increase of 3.6% over 2007. Personal income tax revenues are the leading source of general fund revenues, at 37%, and are expected to grow by 4.7% over the 2007 total. Sales and use taxes are the second leading component, at 34% of revenues; the governor is now proposing a 1% increase in the sales and use tax, to 7%, with new revenue dedicated to property tax relief.

The Commonwealth maintains a moderate debt position, with debt to personal income of 2.4% and net tax-supported debt per capita of $852. Its employee retirement funding levels are favorable, with the State Employee Retirement Fund at 93% of the funding requirement and Public Schools Employee Retirement Fund at 81%. Moody's and Standard & Poor's rate the Commonwealth's general obligation (GO) bonds 'Aa2' and 'AA,' respectively, based on a history of good financial management, wealth levels on par with the national average, a diversified economy, and moderate debt levels.

Texas Tax Free Fund

The performance of this Fund was negatively affected by its low weighting in higher-rated bonds, as it underperformed both its peer group and the general market benchmark. During the first half of the fiscal year, this strategy was beneficial, but during the second half of the year performance was negatively affected by a steepening yield curve.

The Texas economy continues to exhibit strength across most sectors. The state's unemployment rate dropped to 4.1% in May 2007, its lowest level in more than three decades. Its economic base has diversified away from the once-dominant oil and gas industry (which now accounts for 9.5% of the state's tax revenues, versus 24% in 1980) to other sectors, including services, technology, computer manufacturing, and construction. Per capita income as of 2006 was 94% of the national rate.

For the state's fiscal year 2007, year-to-date revenues are about $3.8 billion over budgeted levels, and expenditures are $511 million below projections, resulting in an expected ending cash balance of $8.2 billion, compared with the $6.4 billion originally projected. Sales taxes are the largest source of revenue, contributing 33% of general revenues. The 2008–09 biennial budget totals $152 billion, reflecting a general fund increase of approximately 12%, compared with the 2006–07 period. In order to comply with a state supreme court decision that found the school financing system unconstitutional, legislation was adopted that reduced local property taxes and replaced them with a new 1% statewide "margins" tax on business revenue, and increased cigarette taxes by $1 per pack.

Debt levels in Texas are low, with a net tax supported debt per capita of $415, or 1.3% of personal income. The state's general obligation (GO) bonds are rated 'Aa1' by Moody's and 'AA' by Standard & Poor's. These ratings are based on a strong and diversifying economy, good revenue growth, conservative budgeting practices, and a low debt burden.

Washington Tax Free Fund

The Fund benefited from its low weighting in lower-rated bonds, along with its high weighting in bonds with shorter calls, as it outperformed its peer group while underperforming the general market benchmark. Because the Fund is small and there is a low supply of lower-rated bonds in this state, it could not participate in attractive lower-rated investments in a diversified, liquid manner.

Washington's economic base is somewhat concentrated, though diversifying, from the cyclical but high-paying industries of real estate, aerospace, and high technology. Total nonfarm employment posted an average annual gain of 3.0% in 2006, which was well above the national average of 1.9%. Job growth is particularly healthy in the Seattle region, home to approximately half the state's population and jobs. In contrast to much of the nation, and reflecting continued strong population growth, the Seattle area is not experiencing a noticeable downturn in the real estate market.

Final results for the state's fiscal year 2007 are expected to show a 7.9% increase in general fund revenues, with an ending balance estimated at approximately $1.2 billion. The 2007–09 budget indicates a spending increase of 6.7% over the prior two-year period. The state's rainy day fund is expected to reach $361 million.

The state's debt burden ratios are high, with net tax-supported debt equal to 5.1% of personal income and $1,765 per capita. Funding levels for the state's two largest retirement systems, the Public Employees Retirement System and the Teachers' Retirement System, are favorable at 74% and 80%, respectively. Washington's general obligation (GO) debt is rated 'Aa1' by Moody's and 'AA' by Standard & Poor's, which reflects the state's dynamic and growing economy, strong demographic trends, and sound financial performance.

Each Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase. Please see section "Your Investment – Purchases" in the prospectus for more information on redemptions that may be subject to CDSC. The CDSC is not reflected in the average annual total returns. If the CDSC was included, performance would have been lower.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Lipper Funds Average: Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

2  The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. To be included in this index, bonds must have a minimum credit rating of at least Baa, an outstanding par value of at least $3 million, and be issued as part of a transaction of at least $50 million. Includes zero coupon bonds subject to the alternative minimum tax.

3  The Lehman Brothers 3–10 Year Insured Tax-Exempt Bond Index consists of insured tax-free municipal bonds ranging in maturity from 3–10 years.

4  The Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index is a total return benchmark designed for municipal portfolios, which contain both investment and non-investment-grade tax-exempt bonds. The index contains an equal weighting of the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal Non-Investment Grade Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Copyright © 2007 by Reuters. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the prospectus.

The views of each Fund's management and the portfolio holdings described in this report are as of September 30, 2007; these views and holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

National Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper General Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-2.51%	2.49%	4.15%
Class B5	-3.78%	2.32%	3.84%
Class C6	0.23%	2.50%	3.83%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A	Class B	Class C
4.45%	3.68%	3.83%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

5  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

6  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

California Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper California Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-2.44%	2.29%	4.08%
Class C5	0.23%	2.33%	3.77%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A	Class C
4.16%	3.55%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

Connecticut Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Connecticut Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.35%	2.81%	4.24%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
4.10%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

Hawaii Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Hawaii Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.05%	2.38%	3.91%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
3.85%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

Minnesota Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Minnesota Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.66%	2.95%	4.39%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
4.22%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

Missouri Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Missouri Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.68%	2.67%	4.16%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
4.02%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

New Jersey Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper New Jersey Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-2.43%	2.10%	3.89%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
3.86%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

New York Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper New York Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.84%	2.46%	4.37%
Class C5	0.84%	2.48%	4.07%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A	Class C
4.10%	3.46%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

Texas Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Other States Intermediate Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.71%	2.37%	4.01%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
4.13%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

Washington Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Other States Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-0.39%	2.78%	4.30%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
3.98%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

Intermediate Tax Free Fund
(formerly, Insured Intermediate Tax Free Fund)

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Intermediate Municipal Debt Funds Average and the Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	Life of Class
Class A4	-0.25%	1.81%
Class B5	-1.62%	1.43%
Class C6	2.35%	1.85%
Class P7	2.91%	2.42%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A	Class B	Class C	Class P
3.88%	3.13%	3.13%	3.65%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return. The Class A share inception date is June 30, 2003.

5  Class B shares were first offered on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of the Class.

6  Class C shares were first offered on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7  Class P shares were first offered on June 30, 2003. Performance is at net asset value.

Florida Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Florida Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.93%	2.17%	3.78%
Class C5	0.71%	2.21%	3.45%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A	Class C
4.28%	3.67%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

Georgia Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Georgia Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.56%	2.82%	4.89%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
4.19%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

High Yield Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Lehman Brothers 85% High Yield/15% Investment Grade Municipal Bond Index, the Lehman Brothers Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	Life of Class
Class A4	-3.47%	3.61%
Class B5	-4.54%	3.54%
Class C6	-0.74%	4.54%
Class P7	-0.25%	4.88%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A	Class B	Class C	Class P
5.05%	4.57%	4.55%	5.02%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged indexes does not reflect any fees or expenses. The performance of the average or the indexes is not necessarily representative of the Fund's performance. Indexes and average are calculated from December 31, 2004 to September 30, 2007.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2007, is calculated using SEC required uniform method to compute total return. The Class A inception date is December 30, 2004.

5  Class B shares were first offered on December 30, 2004. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of the Class.

6  Class C shares were first offered on December 30, 2004. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7  Class P shares were first offered on December 30, 2004. Performance is at net asset value.

Michigan Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Michigan Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-0.96%	2.60%	4.59%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
4.24%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

Pennsylvania Tax Free Trust

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper Pennsylvania Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended September 30, 2007

	1 Year	5 Years	10 Years
Class A4	-1.29%	2.67%	4.37%

30-Day SEC Yield for the Period Ended September 30, 2007

Class A
4.06%

1  Reflects the deduction of the maximum initial sales charge of 3.25%.

2  Performance for the average or the unmanaged index does not reflect any fees or expenses. The performance of the average or the index is not necessarily representative of the Fund's performance. The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

3  Source: Lipper, Inc.

4  Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2007, is calculated using the SEC required uniform method to compute total return.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes; also, certain Funds do not yet have effective a Rule 12b-1 plan under which distribution and service fees are paid); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 through September 30, 2007).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 4/1/07 – 9/30/07" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

National Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$988.70	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.38	$5.72
Class B
Actual	$1,000.00	$984.30	$9.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.38	$9.75
Class C
Actual	$1,000.00	$986.50	$8.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.29	$8.85

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.13% for Class A, 1.93% for Class B and 1.75% for Class C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	34.05%
AA+	4.44%
Aa1	0.18%
AA	5.11%
Aa2	0.63%
AA-	6.55%
A+	5.02%
A1	0.45%
A	0.38%
A2	0.50%
A-	2.35%
A3	2.65%
BBB+	6.00%
Baa1	1.23%
BBB	4.82%
Credit Rating: S&P or Moody's(a)	%*
Baa2	1.29%
BBB-	2.96%
Baa3	0.94%
BB+	0.62%
BB	0.85%
Ba2	0.39%
B+	0.30%
B	0.55%
B2	0.10%
B-	0.32%
B3	0.17%
CCC+	1.34%
NR	14.19%
Short-Term Investments	1.62%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

California Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$991.00	$6.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.68
Class C
Actual	$1,000.00	$987.90	$9.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.43	$9.70

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.32% for Class A and 1.92% for Class C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	55.00%
AA-	4.37%
Aa3	0.81%
A+	15.31%
A1	0.85%
A	1.76%
A2	0.53%
A-	0.22%
A3	1.38%
BBB+	3.00%
BBB	4.62%
Baa2	1.52%
BBB-	1.05%
Baa3	2.20%
NR	5.85%
Short-Term Investments	1.53%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Connecticut Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$1,002.30	$4.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.81

†  Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	63.05%
AA+	0.71%
Aa1	0.07%
AA	16.45%
AA-	0.45%
Aa3	3.21%
A+	0.72%
A1	2.33%
A2	2.04%
A3	2.50%
BBB	1.92%
BBB-	2.27%
NR	3.17%
Short-Term Investments	1.11%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Hawaii Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$1,004.30	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	$5.11

†  Expenses are equal to the Fund's annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's	%*
AAA	84.13%
AA	3.27%
A+	0.95%
BBB+	3.31%
BBB	4.08%
BBB-	2.29%
B	0.90%
NR	1.07%
Total	100.00%

*  Represents percent of total investments.

Minnesota Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$997.00	$4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$5.01

†  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's	%*
AAA	47.67%
AA+	15.00%
AA	10.73%
Aa3	0.81%
A	1.61%
A2	1.10%
A-	5.35%
A3	6.99%
Baa1	5.01%
BBB	0.53%
Baa2	1.74%
Baa3	0.53%
NR	2.40%
Short-Term Investment	0.53%
Total	100.00%

*  Represents percent of total investments.

Missouri Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$997.80	$5.71
Hypothetical (5% Return Before Expenses) $1	,000.00	$1,019.35	$5.77

†  Expenses are equal to the Fund's annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	60.28%
AA+	8.63%
AA	7.87%
Aa2	1.24%
AA-	1.03%
Aa3	1.50%
A+	1.19%
A	0.28%
A1	0.28%
A2	0.66%
A-	2.17%
A3	0.75%
BBB+	2.25%
BBB	0.92%
Baa2	1.10%
BBB-	3.12%
NR	6.55%
Short-Term Investment	0.18%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

New Jersey Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$991.50	$5.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.67

†  Expenses are equal to the Fund's annualized expense ratio of 1.12% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	58.73%
Aa1	1.04%
AA	6.33%
AA-	4.32%
A+	1.09%
A	1.48%
A2	2.53%
A-	1.21%
A3	2.03%
BBB+	1.25%
Baa1	1.43%
BBB	4.73%
BBB-	6.43%
Baa3	1.02%
Ba1	0.14%
B	0.72%
B3	0.21%
NR	5.31%
Short-Term Investment	0.00%**
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

**  Amount is less than 0.01%.

New York Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$996.90	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.64	$5.47
Class C
Actual	$1,000.00	$993.90	$8.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.45	$8.69

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.08% for Class A and 1.72% for Class C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	38.53%
AA+	5.57%
Aa1	3.02%
AA	10.61%
AA-	11.63%
A+	0.36%
A	8.44%
A-	0.71%
A3	3.82%
BBB+	0.76%
Baa1	0.43%
Credit Rating: S&P or Moody's(a)	%*
BBB	3.92%
BBB-	3.39%
BB+	0.72%
BB	1.78%
Ba2	0.53%
B	0.30%
CCC+	0.86%
NR	3.30%
Short-Term Investment	1.32%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Texas Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$1,002.30	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.55	$4.56

†  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's	%*
AAA	56.55%
AA+	9.95%
Aa1	8.95%
AA	5.63%
A+	2.73%
A	9.80%
A3	1.13%
BBB	3.18%
Baa2	0.55%
BBB-	1.07%
Caa1	0.46%
Short-Term Investment	0.00%**
Total	100.00%

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Washington Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$1,009.20	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.56

†  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's	%*
AAA	87.22%
AA	2.58%
A	0.74%
A3	3.11%
BBB	1.98%
Baa2	1.86%
BBB-	2.51%
Short-Term Investment	0.00%**
Total	100.00%

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Intermediate Tax Free Fund
(formerly, Insured Intermediate Tax Free Fund)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$1,015.50	$1.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class B
Actual	$1,000.00	$1,011.80	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class C
Actual	$1,000.00	$1,011.70	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.07	$5.06
Class P
Actual	$1,000.00	$1,014.50	$2.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.78	$2.28

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Classes B and C, and 0.45% for Class P) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's	%*
AAA	70.02%
AA	5.64%
AA-	2.28%
A-	1.13%
BBB+	2.07%
BBB	0.69%
Baa2	0.92%
BBB-	1.12%
BB	2.22%
Credit Rating: S&P or Moody's	%*
Ba2	1.14%
B+	1.09%
B	1.13%
B-	1.03%
CCC+	1.12%
NR	7.07%
Short-Term Investment	1.33%
Total	100.00%

*  Represents percent of total investments.

Florida Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$998.90	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class C
Actual	$1,000.00	$995.60	$9.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.91	$9.25

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.22% for Class A and 1.83% for Class C) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's	%*
AAA	66.81%
AA+	1.46%
AA	0.65%
A+	1.51%
A1	6.54%
A	10.55%
A2	3.10%
A3	2.96%
BBB+	1.60%
BBB	2.42%
Baa2	0.50%
BBB-	1.90%
Short-Term Investment	0.00%**
Total	100.00%

*  Represents percent of total investments.

**  Amount is less than 0.01%.

Georgia Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$997.20	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.54	$4.56

†  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	62.03%
AA+	2.81%
AA	13.76%
AA-	0.82%
Aa3	0.98%
A+	0.54%
A1	0.76%
A	0.70%
A2	2.80%
A3	3.17%
BBB+	1.40%
BBB	3.40%
Baa2	0.38%
BBB-	3.23%
Baa3	0.66%
NR	2.42%
Short-Term Investment	0.14%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

High Yield Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$965.30	$7.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.97	$7.18
Class B
Actual	$1,000.00	$962.80	$9.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.51	$9.65
Class C
Actual	$1,000.00	$962.80	$9.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.47	$9.65
Class P
Actual	$1,000.00	$965.30	$7.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.79	$7.33

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.42% for Class A, 1.91% for Classes B and C, and 1.45 for Class P) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	6.54%
AA	2.60%
AA-	3.47%
A+	5.11%
A1	0.03%
A	1.61%
A-	4.21%
A3	0.58%
BBB+	2.06%
Baa1	0.58%
BBB	8.29%
Baa2	0.04%
BBB-	3.72%
Baa3	0.76%
Credit Rating: S&P or Moody's(a)	%*
BB+	1.53%
Ba1	0.34%
BB	2.17%
Ba2	0.55%
BB-	0.22%
B+	0.22%
Ba3	0.29%
B	7.11%
B2	1.79%
B-	1.38%
B3	1.52%
CCC+	1.69%
Caa2	0.11%
NR	40.26%
Short-Term Investments	1.22%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Michigan Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$1,004.90	$4.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.24	$4.86

†  Expenses are equal to the Fund's annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's	%*
AAA	85.78%
AA-	6.79%
A1	1.34%
BBB+	1.46%
Baa1	0.47%
BBB	2.55%
BBB-	1.61%
Total	100.00%

*  Represents percent of total investments.

Pennsylvania Tax Free Trust

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	4/1/07	9/30/07	4/1/07 – 9/30/07
Class A
Actual	$1,000.00	$999.80	$5.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.92

†  Expenses are equal to the Fund's annualized expense ratio of 1.17% multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2007

Credit Rating: S&P or Moody's(a)	%*
AAA	62.47%
AA+	4.82%
AA	7.35%
A+	2.19%
A1	2.60%
A	1.00%
A-	2.04%
BBB+	2.79%
BBB	3.12%
Baa2	0.46%
BBB-	7.16%
BB	0.92%
NR	2.98%
Short-Term Investment	0.10%
Total	100.00%

(a)  Certain investments have been rated by Fitch IBCA.

*  Represents percent of total investments.

Schedule of Investments

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 109.31%
Education 8.16%
Allegheny Cnty PA Higher Ed Bldg Auth Rev Carnegie Mellon Univ	5.125%	3/1/2032	AA-	$2,000	$2,051,840
Allegheny Cnty PA Higher Ed Univ Rev Ser A	4.75%	2/15/2026	Baa3	500	468,010
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	956,640
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	1,000	947,350
CA Statewide Cmntys Dev Auth Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,500	1,407,045
CA Statewide Cmnty Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	2,900	2,779,563
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,000	970,020
CO Edl & Cultural Facs Auth Rev Charter Sch North East Academy	5.75%	5/15/2037	NR	860	840,684
CO Edl & Cultural Facs Auth Rev Indpt Sch Vail Christian	5.50%	6/1/2037	NR	1,500	1,432,440
Dist of Columbia Rev James F Oyster Elem Sch Pilot(1)	6.25%	11/1/2021	A	450	471,150
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR	1,555	1,538,797
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science A	5.40%	9/1/2016	NR	1,690	1,699,413
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,000	1,011,100
Hillsborough Cnty FL Indl Dev Auth Terrace Cmnty Middle Sch Pj A	5.125%	5/15/2037	BBB-	1,070	983,854
IA Higher Ed Ln Auth Rev Wartburg Ser A	5.30%	10/1/2037	BBB-(c)	3,000	2,933,880
LA St Univ & Agric & Mech College Hlth Sciences Ctr Pj(15)	6.375%	5/1/2031	AAA	2,290	2,460,628
Lee Cnty FL Indl Dev Auth Lee Charter Fndtn Ser A	5.25%	6/15/2027	BB	1,500	1,408,770
MA St Dev Fin Agy Rev Boston Univ Ser P	5.375%	5/15/2039	A3	1,000	1,057,840
MA St Dev Fin Agy Rev Boston Univ Ser P	6.00%	5/15/2059	A3	1,000	1,133,390
MA St Hlth & Edl Fac Auth Rev Boston College Ser N(14)(15)	5.125%	6/1/2033	AAA	3,810	3,946,855

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	$1,400	$1,347,640
Milwaukee WI Redev Auth Redev Rev Academy of Learning Ser A	5.50%	8/1/2022	NR	300	294,609
Milwaukee WI Redev Auth Redev Rev Academy of Learning Ser A	5.65%	8/1/2037	NR	250	241,593
NY St Dorm Auth Rev Fashion Inst Tech(11)	5.50%	7/1/2030	AAA	400	419,864
OR St Hlth Hsg Ed & Cult Facs Auth Reed College Pj Ser A	5.75%	7/1/2032	AA-	3,800	4,029,482
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR	1,000	948,180
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.00%	6/15/2020	NR	700	665,798
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	542,064
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	926,410
TX St Pub Fin Auth Charter Sch Fin Corp Rev Cosmos Fndtn Ser A	5.375%	2/15/2037	BB+	1,230	1,159,890
TX St Pub Fin Auth Charter Sch Fin Corp Rev Uplift Ed Ser A	5.875%	12/1/2036	BBB-	1,145	1,157,549
Univ NC Univ Rev Gen	5.00%	12/1/2028	AA+	2,015	2,087,218
Univ VT & St Agric College VT(2)	5.125%	10/1/2037	AAA	1,150	1,190,664
West Vly City UT Charter Sch Rev Monticello Academy†	6.375%	6/1/2037	NR	1,800	1,770,372
WV Univ Rev Univ Sys WV Pj Ser A(2)	Zero Coupon	4/1/2024	AAA	2,880	1,353,658
WV Univ Rev Univ Sys WV Pj Ser A(2)	Zero Coupon	4/1/2026	AAA	800	339,416
Total					48,973,676
General Obligation 8.79%
Bessemer AL Sch Warrants(2)	5.60%	2/1/2030	Aaa	2,000	2,110,940
CA St	5.00%	8/1/2018	A+	5,000	5,341,600
CA St Rep	5.25%	2/1/2029	A+	10,000	10,375,100
CA St Var Purp	5.00%	6/1/2032	A+	7,500	7,660,950
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C(2)	7.75%	7/1/2027	AAA	1,000	1,383,090
Fairfield OH City Sch Dist Sch Impt(10)	5.375%	12/1/2020	AAA	1,410	1,489,651

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Foothill De Anza CA Cmnty College Dist Cap Apprec(15)	Zero Coupon	8/1/2030	AAA	$4,505	$1,535,845
Foothill De Anza CA Cmnty College Dist Ser A(2)	4.50%	8/1/2031	AAA	2,000	1,931,780
Jefferson Cnty AL Sch Warrants(11)	5.50%	2/15/2020	AAA	1,000	1,038,080
NY New York City Ser I(15)	5.00%	8/1/2017	AAA	1,500	1,595,220
NY New York City Sub Ser C-1(d)	5.00%	10/1/2026	AA	5,000	5,211,700
NY New York City Unrefunded Bal Ser A	6.00%	5/15/2030	AA	20	21,313
OR St Alternate Energy Pj Ser A AMT	5.00%	1/1/2015	AA	1,315	1,332,332
OR St Alternate Energy Pj Ser A AMT	5.05%	1/1/2016	AA	1,795	1,821,692
OR St Alternate Energy Pj Ser A AMT	5.10%	1/1/2017	AA	980	994,092
Powell OH(10)	5.50%	12/1/2032	AAA	1,280	1,363,750
Richland Cnty SC	5.375%	3/1/2030	AA	1,140	1,212,698
Richland Cnty SC	5.375%	3/1/2031	AA	1,195	1,270,010
Richland Cnty SC	5.375%	3/1/2032	AA	1,255	1,334,404
Richland Cnty SC	5.375%	3/1/2033	AA	1,320	1,402,196
Richmond VA(11)	5.50%	1/15/2018	AAA	500	531,510
Washtenaw Cnty MI Multi Lake Santn Swr Sys Sylvan Twp Wtr(15)	4.75%	5/1/2021	AAA	700	709,499
Wood Cnty OH Pub Libr Impt(15)	5.875%	12/1/2022	Aaa	1,000	1,099,800
Total					52,767,252
Healthcare 22.11%
Abag Fin Auth for Nonprofit Corp CA Woods Oblig COP(1)	6.20%	11/1/2029	A	1,000	1,036,590
Allegheny Cnty PA Hosp Dev Auth Rev Hlth Sys West PA Ser A	5.00%	11/15/2028	BB	3,000	2,813,790
AZ Hlth Fac Auth Rev AZ Hlthcare Pooled Fin C(10)	5.50%	6/1/2014	Aaa	1,130	1,244,842
Birmingham Baptist Med Ctr AL Baptist Hlth Sys Ser A	5.00%	11/15/2030	Baa1	3,310	3,169,855
Brazos Cnty TX Hlth Fac Dev Franciscan Svcs Corp Oblig Grp	5.375%	1/1/2032	A-	1,615	1,658,330
CA Hlth Facs Fin Auth Rev Sutter Hlth Ser A~(g)	5.00%	11/15/2042	AA-	5,000	5,039,800
CA Statewide Cmntys Dev Auth Rev Daughters of Charity Hlth A	5.25%	7/1/2035	BBB+	2,750	2,718,073
CA Statewide Cmntys Dev Auth Rev Vly Care Hlth Sys Ser A	5.00%	7/15/2022	NR	1,000	969,440

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
CA Statewide Cmntys Dev Auth Rev Vly Care Hlth Sys Ser A	5.125%	7/15/2031	NR	$2,250	$2,113,088
Camden Cnty NJ Impt Auth Cooper Hlth Sys Oblig Grp A	5.00%	2/15/2035	BBB	1,000	944,460
Chatham Cnty GA Hosp Auth Rev Hosp Impt Mem Hlth Univ A	5.50%	1/1/2034	BBB+	1,995	2,005,274
Clackamas Cnty OR Hosp Fac Legacy Hlth Sys(14)(15)	5.00%	2/15/2015	AAA	1,600	1,654,704
Clackamas Cnty OR Hosp Fac Legacy Hlth Sys(14)(15)	5.00%	2/15/2016	AAA	1,000	1,032,720
CO Hlth Facs Auth Rev Yampa Vly Med Ctr Pj	5.125%	9/15/2029	BBB-	350	338,135
Crookston MN Hlthcare Facs Rev Riverview Hlth Pj	5.30%	5/1/2032	NR	1,000	961,450
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Syst Oblig Corp	5.00%	8/1/2024	Baa2	2,000	1,969,460
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Syst Oblig Corp	5.25%	8/1/2036	Baa2	1,750	1,704,238
Denver CO Hlth & Hosp Auth Hlthcare Rev Ser A	4.75%	12/1/2036	BBB	3,550	3,109,339
Erie Cnty OH Hosp Facs Rev Firelands Regl Med Ctr Ser A	5.50%	8/15/2022	A	1,000	1,037,430
Fargo ND Hlth Sys Rev Meritcare Oblig Grp A(15)	5.375%	6/1/2027	AAA	1,000	1,022,270
Halifax Hosp Med Ctr FL Hosp Rev Ref & Impt Ser A	5.00%	6/1/2038	BBB+	1,825	1,760,285
Hamilton Cnty OH Hosp Facs Cincinnati Children's Hosp J(10)	5.25%	5/15/2034	AAA	3,395	3,549,031
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	3,250	3,536,390
Hilsborough Cnty FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Pj~(g)	5.25%	10/1/2041	A3	3,000	3,006,390
IL Fin Auth Rev Clare at Wtr Northwestern Mem Hosp Ser A	5.25%	8/15/2034	AA+	10,000	10,295,400
IN Hlth & Edl Fac Fin Auth Rev Cmnty Fndtn Northwest Ind	5.50%	3/1/2037	BBB-	2,000	1,979,760
Johnson City TN Hlth & Edl Fac First Mtg Mtn Sts Hlth Ser A	5.50%	7/1/2036	BBB+	2,000	2,027,520
Kent Hosp Fin Auth MI Rev Met Hosp Pj Ser A	6.00%	7/1/2035	BBB	2,125	2,192,405

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.375%	4/15/2022	Ba2	$1,000	$1,036,410
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.50%	4/15/2031	Ba2	1,500	1,557,660
KY Econ Dev Fin Auth Norton Hlthcare Inc Ser A(15)	Zero Coupon	10/1/2025	AAA	3,690	1,538,804
Lauderdale Cnty & Florence AL Hlthcare Rev Coffee Hlth Ser A(15)	6.00%	7/1/2029	AAA	1,000	1,073,700
Louisiana Pub Facs Auth Rev Ochsner Clinic Fndtn Pj Ser A	5.375%	5/15/2043	A3	2,500	2,511,950
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc~(g)	5.00%	10/1/2030	A-	10,000	9,865,500
Lubbock TX Hlth Facs Dev Corp Rev Sears Plains Pj(12)	5.70%	1/20/2041	AAA	2,490	2,584,869
Lufkin TX Health Facs Dev Corp Mem Hlth Sys East TX	5.50%	2/15/2032	BBB+	1,000	1,007,200
MI St Hosp Fin Auth Rev Marquette Gen Hosp Oblig Grp A	5.00%	5/15/2034	Baa1	1,250	1,176,400
Minneapolis & St. Paul MN Hsg & Redev Auth Hlthpartners Oblig Grp Pj	5.875%	12/1/2029	Baa1	2,100	2,171,505
MO St Hlth & Edl Facs Auth Rev SSM Hlthcare Ser A ~(g)(2)	5.250%	6/1/2021	AAA	6,825	7,008,115
Monongalia Cnty WV Bldg Cmnty Monongalia Gen Hosp Ser A	5.25%	7/1/2035	BBB+	3,000	2,956,620
Monroe Cnty PA Hosp Auth Rev Hosp Pocono Med Ctr	5.125%	1/1/2037	BBB+	500	477,030
NH Hlth & Edl Facs Auth Rev	6.00%	10/1/2024	A+	250	268,030
NH Hlth & Edl Facs Auth Rev Dartmouth-Hitchcock Oblig Grp(11)	5.50%	8/1/2027	AAA	3,500	3,732,960
NH Hlth & Edl Facs Auth Rev Exeter Pj	5.75%	10/1/2031	A+	1,550	1,610,620
NH Hlth & Edl Facs Auth Rev The Mem Hosp	5.25%	6/1/2036	Baa3	750	722,002
NH St Hlth & Ed Concord Hosp(11)	5.50%	10/1/2021	Aaa	710	758,812
OR St Hlth Hsg Ed & Cultural Fac Auth Rev(2)	5.25%	11/15/2019	AAA	2,000	2,114,840
Plymouth MN Hlth Fac Rev West Hlth Pj Ser A(11)	6.125%	6/1/2024	AAA	2,990	3,001,990
RI St Hlth & Edl Bldg Corp Rev Roger Williams Rlty(8)	6.50%	8/1/2029	AA	1,240	1,305,398

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Rochester MN Hlthcare Facs Rev Mayo Clinic~(g)	5.00%	11/15/2036	AA	$6,000	$6,113,220
Skagit Cnty WA Pub Hosp Dist No 001 Skagit Vly Hosp	5.625%	12/1/2025	Baa2	1,330	1,379,396
Skagit Cnty WA Pub Hosp Dist No 001 Skagit Vly Hosp	5.75%	12/1/2028	Baa2	1,500	1,564,365
St. Cloud MN Hlthcare Rev Hosp Oblig Group Ser A(11)	6.25%	5/1/2018	Aaa	3,320	3,556,417
Vigo Cnty ID Hosp Auth Rev Union Hosp Inc†	5.75%	9/1/2042	NR	3,000	2,990,850
WI St Hlth & Edl Facs Auth Rev Marshfield Clinic Ser A	5.125%	2/15/2026	BBB+	1,300	1,267,461
WI St Hlth & Edl Facs Auth Rev Marshfield Clinic Ser A	5.375%	2/15/2034	BBB+	2,500	2,456,600
Total					132,699,193
Housing 4.28%
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A~(g)	5.125%	1/1/2036	BBB-(c)	5,300	5,082,170
ID Hsg Agy Sing Fam Mtg Ser F AMT(6)(8)	7.45%	7/1/2015	Aaa	55	55,060
KY Hsg Corp Hsg Rev Ser D AMT	5.25%	7/1/2022	AAA	500	508,895
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A†	5.75%	7/1/2039	NR	2,195	2,144,691
LA St Citizens Ppty Corp Assmt Rev Ser B(2)	5.00%	6/1/2016	AAA	2,700	2,914,326
MD St Cmnty Dev Admin Dept Hsg & Cmnty Dev Ser B AMT	5.375%	9/1/2022	Aa2	4,160	4,208,298
MD St Econ Dev Corp Student Hsg Rev Sr Towson Univ Pj Ser A	5.00%	7/1/2039	BBB-	500	465,450
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR	1,250	1,252,388
Minneapolis MN Hsg Rev Keeler Apts Pj Ser A	5.00%	10/1/2037	NR	1,000	911,950
Minneapolis St. Paul MN Hsg Fin Rev Sing Fam Mtg Ser AB AMT(13)	6.25%	11/1/2030	AAA	140	145,820
MN St Hsg Fin Agy Sing Fam Mtg Ser G-1 AMT	5.60%	7/1/2022	AA+	160	162,587
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownr Ln Ser B-1 AMT(13)	6.25%	3/1/2031	AAA	100	103,394
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Ser E-1 AMT(13)	Zero Coupon	3/1/2029	AAA	320	100,186

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing (continued)
NC Hsg Fin Agy Sing Fam Rev Ser BB AMT	6.25%	3/1/2012	AA	$330	$330,686
New Orleans LA Fin Auth Mtg Rev Ser B-2 AMT(13)	6.00%	12/1/2018	Aaa	130	130,792
OK Hsg Fin Agy Sing Fam Mtg Ser B-1(13)	5.30%	9/1/2026	Aaa	55	55,841
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Ser D-1(13)	Zero Coupon	3/1/2029	Aaa	2,250	723,262
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Mtg Hmownr Ser B-1	Zero Coupon	3/1/2029	Aaa	1,150	361,180
OK Hsg Fin Agy Sing Fam Rev Cap Apprec Mtg Hmownr Ser D-2 AMT(13)	Zero Coupon	9/1/2030	Aaa	850	202,300
Prince Georges Cnty MD Hsg Sing Fam Ser A AMT(7)(13)	6.15%	8/1/2019	AAA	5	5,118
St. Paul MN Hsg & Redev Auth Multi Fam Hsg Marian Ctr Pj A	5.375%	5/1/2043	NR	2,000	1,886,820
VT Hsg Fin Agy Sing Fam Hsg Ser 16-A AMT(11)	5.50%	11/1/2021	AAA	1,770	1,771,699
WV St Hsg Dev Fd Hsg Fin Ser B AMT	5.25%	11/1/2018	AAA	2,155	2,196,290
Total					25,719,203
Industrial 8.48%
Allegheny Cnty PA Indl Dev Auth Resdl Res Inc Pj	5.10%	9/1/2026	BBB-(c)	1,000	965,830
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BBB-	750	728,288
Clark Cnty NV Indl Dev Rev NV Ser C AMT(2)	5.95%	12/1/2038	AAA	3,320	3,536,032
East Chicago Indl Solid Wst Disp Rev USG Pj AMT	5.50%	9/1/2028	Baa3	1,520	1,457,969
Georgetown Cnty SC Envr Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	3,000	2,736,120
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR	1,550	1,528,827
IL Fin Auth Sports Fac Rev Untd Sports Org of Barrington Ser A(d)	6.25%	10/1/2037	NR	2,000	1,934,320
Jacksonville FL Econ Dev Gerdau Ameristeel US Inc AMT	5.30%	5/1/2037	BB+	2,350	2,298,394
Liberty NY Dev Corp Rev Goldman Sachs Headquarters~(g)	5.25%	10/1/2035	AA-	14,984	15,967,831

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial (continued)
Long Beach CA Bd Fin Auth Natural Gas Rev Ser A(d)	5.50%	11/15/2028	AA-	$2,000	$2,123,980
Main Str Natural Gas Inc GA Gas Pj Ser A(d)	5.50%	9/15/2025	AA-	5,000	5,306,000
Mission TX Econ Dev Corp Solid Wst Disp Rev Allied Wst N.A. Inc Pj A AMT	5.20%	4/1/2018	B+	1,000	977,170
NY New York City Indl Dev Agy Spl Fac Rev British Airways plc Pj AMT	5.25%	12/1/2032	BB+	765	703,922
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	2,325	2,623,693
OH St Wtr Dev Auth Solid Wst Rev Allied Wst N.A. Pj Ser A AMT	5.15%	7/15/2015	B+	1,000	996,750
RI St Econ Dev Providence Place Mall(16)	6.125%	7/1/2020	AA	550	590,183
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,500	1,368,060
Rockdale Cnty GA Dev Auth Rev Visy Paper Pj Ser A AMT	6.125%	1/1/2034	NR	1,000	1,008,660
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	4,150	4,027,201
Total					50,879,230
Lease 2.28%
AZ St Ser A COP(15)	5.00%	11/1/2020	AAA	200	207,352
Bemidji MN Lease Rev MN St Bureau Criminal Appreh(15)	5.75%	12/1/2018	Aaa	555	569,635
Bemidji MN Lease Rev MN St Bureau Criminal Appreh(15)	5.75%	12/1/2019	Aaa	315	323,307
Charlotte NC Govt Fac Pj Ser G COP	5.375%	6/1/2026	AA+	2,250	2,379,510
District of Columbia Ballpark Rev Ser B-1(10)	5.00%	2/1/2035	AAA	5,000	5,112,450
Grand Rapids MI Pub Sch(15)	5.00%	11/1/2021	AAA	250	259,748
Henrico Cnty VA Econ Dev Auth Pub Fac Lease Rev Jail Pj	6.125%	11/1/2019	AA+	1,000	1,070,950
Lancaster Edl Assistance Sch Dist Lancaster Cnty Pj	5.00%	12/1/2029	A3	1,755	1,718,057
Spartanburg Cnty SC Sch Dist McCarthy Teszler Pj(18)	5.00%	3/1/2022	AAA	1,000	1,030,270
St. Paul MN Port Auth Lease Rev Office Bldg	5.00%	12/1/2022	AA+	1,000	1,034,840
Total					13,706,119

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous 7.82%
AZ Tourism & Sports Auth Tax Multipurpose Stadium Fac Ser A(15)	5.00%	7/1/2031	Aaa	$670	$686,743
George L Smith II GA World Congress Ctr Auth Rev AMT(15)	5.75%	7/1/2015	AAA	1,500	1,584,150
George L Smith II GA World Congress Ctr Rev AMT(15)	5.50%	7/1/2020	AAA	700	729,001
LA Loc Govt Envr Fac Cmnty Dev Auth Rev Pkg Fac Corp Garage Pj Ser A(2)	5.375%	10/1/2026	AAA	1,500	1,561,950
Larimer Cnty CO Sales & Use Tax Rev Fairgrounds & Events(15)	5.00%	12/15/2019	AAA	750	782,708
MA St Wtr Pollutn Abatement Tr Pool Pg Ser 9~(g)	5.25%	8/1/2033	AAA	9,000	9,675,855
Mashantucket Western Pequot Trib CT 2006 Ser A Sub Spl Rev Bd	5.50%	9/1/2036	Baa3	1,000	997,070
Maverick Cnty TX Pub Fac Corp Pj Ser A-1	6.375%	2/1/2029	NR	2,580	2,630,181
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A(10)	6.497%#	4/1/2014	AAA	3,300	3,198,657
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	1,700	1,684,020
Otero Cnty NM Jail Pj Rev	5.75%	4/1/2018	NR	$825	835,370
Otero Cnty NM Jail Pj Rev	6.00%	4/1/2028	NR	900	897,894
Portland OR Urb Ren & Redev Downtown Wtrfront Ser A(2)	5.50%	6/15/2020	Aaa	650	684,105
Portland OR Urb Ren & Redev Downtown Wtrfront Ser A(2)	5.75%	6/15/2019	Aaa	1,500	1,594,605
Puerto Rico Pub Impt Bldgs Govt Facs Ser I GTD	5.25%	7/1/2033	BBB-	5,000	5,136,650
Seminole Tribe FL Spl Oblig Rev Ser A†	5.75%	10/1/2022	BBB	1,000	1,054,410
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.00%	12/1/2023	BB	1,000	962,720
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	500	509,820
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A~(g)	5.125%	6/1/2037	BBB+	10,500	10,491,285
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	1,250	1,272,275
Total					46,969,469

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home 5.30%
AZ Hlth Facs Auth Hlthcare Beautitudes Campus Pj	5.20%	10/1/2037	NR	$1,500	$1,357,020
CO Hlth Facs Auth Hlth & Redsl Care Facs Volunteers of America Care A	5.30%	7/1/2037	NR	1,000	926,780
CT St Dev Auth Hlth Fac Rev Alzeimers Res Ctr Pj	5.40%	8/15/2021	NR	880	873,162
Dakota Cnty MN Cmnty Dev Agy Multi Fam Hsg Rev Commons on Marice Pj A	5.00%	5/1/2042	NR	1,250	1,099,725
Dutchess Cnty NY Indl Dev Agy Civic Fac Rev Elant Fishkill Inc A	5.25%	1/1/2037	NR	1,000	962,350
East Lansing MI Econ Dev Ltd Oblig Rev 1st Mtg Burcham Hills Ser B-1	5.25%	7/1/2037	NR	775	704,692
HFDC Cent TX Inc Ret Fac Rev Ser A	5.75%	11/1/2036	NR	2,700	2,586,060
Howard Cnty MD Ret Cmnty Rev Vantage House Fac Ser A	5.25%	4/1/2033	NR	1,000	950,180
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2028	NR	1,500	1,464,090
Huntsville-Redstone Vlg AL Spl Care Facs Fin Redstone Vlg Pj	5.50%	1/1/2043	NR	1,500	1,421,865
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2037	NR	1,250	1,253,663
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2042	NR	1,250	1,248,075
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal at Lexington Ser A	5.375%	1/1/2028	NR	1,500	1,441,740
MA St Dev Fin Agy Linden Ponds Inc Fac Ser A	5.75%	11/15/2042	NR	500	496,975
Manhattan KS Hlthcare Fac Rev Meadowlark Hills Ret Ser B	5.125%	5/15/2037	NR	1,000	890,770
Medical Ctr Hosp Auth Ga Rev Spring Harbor Green Isl Pj	5.25%	7/1/2037	NR	1,000	919,740
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	1,440	1,378,296
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	940,570
Orange Cnty FL Hlth Facs Auth 1st Mtg Orlando Lutheran Tower	5.50%	7/1/2038	NR	1,250	1,212,050
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	1,000	991,450
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	1,100	1,081,575

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home (continued)
St. Louis Cnty MO Indl Dev Auth Sr Living Facs St. Andrews Res Ser A	6.375%	12/1/2041	NR	$1,000	$1,024,300
Tarrant Cnty TX Cultural Ed Facs Buckner Ret Svcs Inc Pj	5.25%	11/15/2037	A-	3,000	3,032,670
WA St Hsg Fin Commn Nonprofit Skyline at First Hill Pj Ser A	5.625%	1/1/2038	NR	3,650	3,584,592
Total					31,842,390
Power 2.66%
Brazos River Auth TX Pollutn Ctrl Rev TXU Energy College Pj AMT	5.00%	3/1/2041	NR	5,500	4,710,200
Grant Cnty WA Pub Util Dist No2 Pr Rap Hydro 2nd Ser B AMT(15)	5.375%	1/1/2018	AAA	300	310,842
MA St Dev Fin Agy Solid Wst Disp Rev Dominion Energy Brayton Point AMT	5.00%#	2/1/2036	BBB	2,200	2,122,362
Sacramento CA Muni Util Dist Ser T(10)	5.00%	5/15/2030	AAA	5,000	5,184,900
SC St Pub Svc(11)	5.25%	1/1/2019	AAA	950	1,008,881
TN Energy Acq Corp Gas Rev Ser Ser A	5.00%	9/1/2013	AA-	2,500	2,603,650
Total					15,940,835
Pre-Refunded 22.37%
Athens OH City Sch Dist Fac Constr & Impt(11)	6.00%	12/1/2024	AAA	500	541,240
Boise City ID Lease Rev Urban Renewal ADA Cnty Courts(2)	6.25%	8/15/2019	AAA	7,385	7,823,226
Brighton Twp MI Sntn Swr Drainage Dist(11)	5.25%	10/1/2018	AAA	1,615	1,656,748
CA Edl Facs Auth Rev USC Ser A	5.00%	10/1/2033	AA+	5,000	5,361,600
CA St	5.25%	4/1/2034	A+	5,000	5,480,050
Canton OH Sch Dist Var Purp Ser A(15)	5.625%	12/1/2023	AAA	2,900	3,080,960
Chicago IL SPL Transn Rev~(g)(2)	5.25%	1/1/2031	AAA	12,500	13,174,563
Chisholm Creek Util Auth KS Bel Aire & Park City KS Pj(15)	5.25%	9/1/2021	Aaa	1,025	1,101,434
CO Hlth Fac Auth Rev Catholic Hlth	5.25%	9/1/2024	AA	1,200	1,270,692
CO Hlth Fac Auth Rev Portercare Adventis Hlth	6.625%	11/15/2026	A2	2,000	2,249,180
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM(15)	Zero Coupon	8/1/2015	AAA	920	564,383
DE St Econ Dev Auth Rev DE Tech Pk Univ DE Pj(2)	6.00%	2/1/2021	AAA	900	957,717

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
DE Transn Auth Transn Sys Rev Sr	6.00%	7/1/2020	AA+	$6,215	$6,611,144
Ernest N Morial New Orleans LA Exhibit Hall Auth Spl Tax SR Sub Ser A~(g)(2)	5.25%	7/15/2028	AAA	10,000	10,813,700
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	3,500	3,752,210
Glendale AZ Ind Dev Auth Midwestern Univ Ser A	5.75%	5/15/2021	AAA	1,000	1,082,820
Glendale AZ Ind Dev Auth Midwestern Univ Ser A	5.875%	5/15/2031	AAA	1,000	1,087,020
Greenville Cnty SC Sch Dist Installment Pur Rev BEST	5.50%	12/1/2028	AA-	4,000	4,388,120
Harris Cnty TX Hlth Facs Dev Corp Rev Mem Hermann Hlthcare Ser A	6.375%	6/1/2029	A+	2,500	2,755,950
Highlands Cnty FL Fac Auth Rev Hosp Adventist/Sunbelt Ser A	6.00%	11/15/2031	A1	2,755	3,021,794
Jackson OH Hosp Fac Rev Cons Hlth Sys Jackson Hosp(16)	6.125%	10/1/2023	AA	680	720,038
Marion OH City Sch Dist Sch Fac Constr & Impt(11)	5.625%	12/1/2022	AAA	500	535,680
MD St Hlth & Higher Edl Facs Auth Rev North Arundel Hosp	6.50%	7/1/2026	A3	1,000	1,085,780
MD St Hlth & Higher Edl Facs Catholic Hlth Initiative Ser A	6.00%	12/1/2024	AA	100	106,627
MD St Hlth & Higher Edl Facs Univ MD Med Sys	6.75%	7/1/2030	A3	1,950	2,129,907
Mesa AZ Indl Dev Auth Discovery Hlth Sys Ser A(15)	5.75%	1/1/2025	AAA	750	792,345
Milledgeville-Baldwin Cnty GA Fndtn GA St College & St Univ	6.00%	9/1/2033	AAA	3,000	3,452,460
MS Hosp Equip & Fac Forrest Cnty Auth Gen Hosp Pj(11)	6.00%	1/1/2030	Aaa	615	666,242
Murray City UT Muni Bldg Auth Lease Rev Ser A(2)	5.30%	12/1/2021	Aaa	2,925	3,121,238
NM St Hosp Equip Ln Council Presbyterian Hlthcare Ser A	5.50%	8/1/2025	AA-	2,000	2,150,600
NY New York City Ser A	6.00%	5/15/2030	AAA	2,155	2,309,858
Orange Cnty FL Hlth Facs Auth Rev Hosp Orlando Regl Hlthcare	5.75%	12/1/2027	A2	1,000	1,097,920
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2030	AAA	1,200	1,282,104
Phoenix AZ Civic Impt Corp(10)	6.00%	7/1/2024	AAA	2,400	2,576,064

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Providence RI Redev Agy Rev Pub Safety & Muni Bldgs Ser A(2)	5.75%	4/1/2029	Aaa	$415	$440,004
RI St Econ Dev Corp Arpt Rev Ser B(10)	6.00%	7/1/2020	AAA	1,210	1,298,766
RI St Econ Dev Corp Arpt Rev Ser B(10)	6.00%	7/1/2028	AAA	1,200	1,288,032
RI St Hlth & Edl Bldg Corp Rev Hosp Fin Lifespan Oblig Grp	6.50%	8/15/2032	A-	1,000	1,128,350
SC Jobs Econ Dev Auth Hosp Facs Rev Palmetto Hlth C	6.375%	8/1/2034	BBB+	2,020	2,296,276
SC Jobs Econ Hosp Facs Rev	7.375%	12/15/2021	BBB+(c)	2,000	2,259,200
South Washington Cnty MN Indpt Sch Dist No 833 Ser A(15)	5.50%	2/1/2018	AAA	5,065	5,272,007
South Washington Cnty MN Indpt Sch Dist No 833 Ser A(15)	5.50%	2/1/2019	AAA	2,990	3,112,201
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	BBB+(c)	750	843,202
Sullivan Cnty TN Hlth Ed Hosp & Hsg Facs Bd Rev Wellmont Hlth	6.25%	9/1/2022	NR	1,250	1,405,337
Tulsa OK Ind Auth Rev Univ of Tulsa Ser A(15)	5.375%	10/1/2020	Aaa	3,170	3,335,728
Tyler TX Hlth Fac Dev Corp Hosp Rev Mother Frances Hosp	6.00%	7/1/2027	Baa1	1,500	1,652,190
Univ Central AR Rev Hsg Sys(11)	6.50%	1/1/2031	AAA	2,425	2,624,335
Univ MA Bldg Auth Facs Rev Sen Comwlth Ser 4-A(15)	5.125%	11/1/2034	AAA	5,000	5,452,950
VA St Pub Bldg Auth Pub Facs Rev Ser A	5.75%	8/1/2020	AA+	600	635,352
WV St Ser D(10)	6.50%	11/1/2026	AAA	2,000	2,434,480
Total					134,279,824
Resource Recovery 1.71%
Fort Wayne IN Pollutn Ctl Rev Ref Gen Mtrs Corp Pj	6.20%	10/15/2025	B-	2,085	2,119,945
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	1,825	1,771,089
Madre Met Dist No 2 CO Ltd Tax Conv Unltd Tax Ser A	5.50%	12/1/2036	NR	1,000	916,070
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	1,245	1,246,768
Sabine River Auth TX Pollutn Ctl Rev TXU Energy Co Pj Ser A	5.80%#	7/1/2022	Baa2	1,000	997,930

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery (continued)
Sullivan Cnty TN Hlth Edl & Hsg Facs Bd Hosp Rev Wellmont Hlth Sys Pj Ser C~(g)	5.25%	9/1/2036	BBB+	$3,000	$2,969,040
Wyandotte Cnty KS Sch Dist No 204 Bonner Springs Ser A(11)	5.60%	9/1/2020	Aaa	235	246,809
Total					10,267,651
Sales Tax 0.08%
Sothwestern IL Dev Auth Rev Loc Govt Pg - Collinsville Ltd	5.35%	3/1/2031	NR	500	482,515
Special Tax 2.61%
Annawan IL Tax Inc Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR	1,000	977,480
Apple Vly CA Redev Agy Tax Allocation Veda Pj Area	4.75%	6/1/2037	BBB+	1,000	938,010
Branson Hills Infrastr Facs Cmnty Impt Dist Ser A	5.50%	4/1/2022	NR	965	944,272
Branson Hills Infrastr Facs Cmnty Impt Dist HD Spl Ser A	5.50%	4/1/2027	NR	1,430	1,386,785
CA St Unrefunded Bal	5.25%	4/1/2034	A+	5	5,198
Clark Cnty NV Impt Dist Spl Loc Imp 128 Summerlin Ser A	5.05%	2/1/2031	NR	1,035	967,673
Crosscreek Cmnty Dev Dist FL Spl Assmt Rev A	5.60%	5/1/2039	NR	750	685,043
Crosscreek Cmnty Dev Dist FL Spl Assmt Rev B	5.50%	5/1/2017	NR	1,500	1,417,680
Gramercy Farms Cmnty Dev Dist FL Spl Assmt Ser A-1	5.25%	5/1/2039	NR	2,445	2,161,453
Lakeside Landings Cmnty Dev Dist FL Spl Assmt Ser A	5.50%	5/1/2038	NR	675	624,395
Legends Bay Cmnty Dev Dist FL Cap Impt Rev Ser B	5.50%	5/1/2014	NR	955	941,515
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	2,100	2,000,376
Salida CA Area Pub Fac Fin Agy Cmnty Fac Dist Spl Tax 1998-1(11)	5.25%	9/1/2028	AAA	355	363,975
San Juan Cnty NM Tax/Motor Ref & Impt(14)(15)	5.25%	5/15/2022	AAA	390	412,413
Split Pine Cmnty Dev Dist FL Spl Assmt Ser A	5.25%	5/1/2039	NR	1,000	860,420

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
Stone Canyon Cmnty Impt Dist Pub Infrastr Impt Pj	5.70%	4/1/2022	NR	$1,000	$963,730
Total					15,650,418
Tobacco 1.77%
Badger Tob Asst Securitization Corp WI	6.375%	6/1/2032	BBB	270	280,697
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1	5.125%	6/1/2047	BBB	4,700	4,049,426
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A1~(g)	5.75%	6/1/2047	BBB	4,000	3,819,920
MI Tob Sttlmnt Fin Auth Ser A	6.00%	6/1/2048	BBB	2,500	2,493,750
Total					10,643,793
Toll Roads 0.99%
NY St Twy Auth Hwy & Brdg Tr Fd Ser B	5.00%	4/1/2022	AA	5,000	5,294,400
Santa Rosa Bay Brdg Auth FL Cap Apprec	Zero Coupon	7/1/2017	B2	1,200	638,556
Total					5,932,956
Transportation 5.27%
Alliance Arpt Auth Inc TX Spl Fac Rev American Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	3,000	2,688,750
Alliance Arpt Auth Inc TX Spl Facs Rev Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	2,220	2,187,588
Billings MT Arpt Rev AMT(15)	6.10%	7/1/2016	AAA	190	203,720
Billings MT Arpt Rev AMT(15)	6.20%	7/1/2020	AAA	2,775	2,967,502
Dallas-Fort Worth TX Intl Arpt American Airlines Inc AMT	6.375%	5/1/2035	CCC+	5,600	5,573,008
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 1 AMT	8.50%#	5/1/2029	CCC+	650	661,596
Denver CO City & Cnty Spl Facs Arpt Rev United Airlines Pj A AMT	5.75%	10/1/2032	B	2,000	2,010,560
Houston TX Arpt Sys Rev Sub Lien Ser A AMT(10)	5.50%	7/1/2012	AAA	1,610	1,714,956
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	1,215	1,107,886
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,635	1,654,260
NY New York City Indl Dev Agy Terminal One Grp Assn Pj AMT	5.50%#	1/1/2024	A3	4,750	5,046,922
PA St Tpk Commn Tpk Rev Ser A(2)	5.25%	12/1/2032	AAA	5,000	5,318,300

See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation (continued)
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT(11)	6.125%	1/1/2027	AAA	$495	$507,236
Total					31,642,284
Water/Sewer 4.63%
CT St Dev Auth Wtr Fac Rev Aquarion Wtr Co of CT Pj AMT(18)	5.00%	7/1/2038	AAA	3,185	3,185,892
Gautier MI Util Dist Util Sys Rev(10)	5.125%	3/1/2019	Aaa	425	443,445
Grand Forks ND Wtr Rev Ser D(15)	5.375%	9/1/2020	Aaa	1,150	1,194,931
Iowa City IA Swr Rev(11)	5.375%	7/1/2020	Aaa	620	636,294
KS St Dev Fin Auth Rev Pub Wtr Supply Revolving Ln 2	4.75%	4/1/2018	Aa1	1,180	1,184,744
Midlothian TX Wtr Dist(11)	Zero Coupon	9/1/2022	AAA	2,000	990,280
OR St Bd Bk Rev OR Econ Cmnty Dev Dept Ser A(15)	5.50%	1/1/2017	AAA	570	583,828
Raleigh NC Comb Entrprse	5.00%	3/1/2031	AAA	11,980	12,384,085
Rockingham NC COP(2)	5.00%	4/1/2020	AAA	1,205	1,263,912
SD Conservancy Dist(2)	5.00%	8/1/2022	Aaa	2,700	2,780,298
SD Conservancy Dist Rev Clean Wtr St Revolving Fd(2)	5.00%	8/1/2022	Aaa	500	513,270
UT Wtr Fin Agy Rev Pooled Ln Fin Pg(2)	5.125%	7/1/2023	Aaa	1,000	1,038,040
WV St Wtr Dev Auth Rev Loan Pg III Ser A AMT(2)	6.25%	7/1/2030	AAA	1,470	1,567,843
Total					27,766,862
Total Municipal Bonds (cost $645,010,380)					656,163,670
				Shares (000)
SHORT-TERM INVESTMENTS 1.80%
Money Market Mutual Funds 0.47%
Dreyfus Municipal Cash Management Plus				2,790	2,790,222
SSgA Tax Free Money Market Fund				6	5,879
Total					2,796,101

See Notes to Financial Statements.

Schedule of Investments (concluded)

NATIONAL TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Variable Rate Demand Notes 1.33%
Clark Cnty NV Sch Dist Ser A(h)(11)	4.00%	10/1/2007	AAA	$5,200	$5,200,000
Detroit MI Swr Disp Rev Sr Lien Ser B(h)(11)	4.00%	10/1/2007	AAA	1,000	1,000,000
NY New York City Sub Ser A-6(h)(11)	3.98%	10/1/2007	AAA	800	800,000
Orange Cnty FL Sch Bd COP Ser B(h)(10)	3.96%	10/1/2007	AAA	1,000	1,000,000
Total					8,000,000

Total Short-Term Investments (cost $10,796,101)	10,796,101
Total Investments in Securities 111.11% (cost $655,806,481)	666,959,771
Liabilities in Excess of Cash and Other Assets(f) (11.11%)	(66,691,392)
Net Assets 100.00%	$600,268,379
Open futures contracts at September 30, 2007:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	519	Short	$(57,787,406)	$31,735

See Notes to Financial Statements.

Schedule of Investments

CALIFORNIA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 114.38%
Education 6.59%
Abag Fin Auth For Nonprofit Corp CA Rev Sch of Mech Arts	5.25%	10/1/2026	A3	$500	$515,130
CA Edl Facs Auth Rev College & Univ Fing Pg	5.00%	2/1/2037	Baa3	1,000	939,980
CA Edl Facs Auth Rev Scripps College	5.25%	8/1/2021	A1	425	439,841
CA Edl Facs Auth Rev Scripps College	5.25%	8/1/2026	A1	1,145	1,178,056
CA Edl Facs Auth Rev Univ La Verne Ser A	5.00%	6/1/2035	Baa2	1,000	956,640
CA Edl Facs Auth Rev Univ of San Diego(2)	5.00%	10/1/2028	Aaa	1,250	1,281,413
CA Muni Fin Auth Ed Rev American Heritage Ed Fndtn Pj A	5.25%	6/1/2036	BBB-	1,000	959,890
CA St Unrefunded Bal	5.125%	6/1/2027	A+	5	5,124
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	500	473,675
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,225	1,149,087
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,250	1,212,525
CA Statewide Cmnty Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	1,315	1,260,388
San Ysidro CA Sch Dist Cap Apprec Election 1997 Ser D(10)	Zero Coupon	8/1/2028	AAA	1,000	374,630
Total					10,746,379
General Obligation 31.69%
Antelope Vly CA Unif High Sch(15)	5.00%	8/1/2022	AAA	2,080	2,171,666
Barstow CA Unif Sch Dist Ser A(10)	5.00%	8/1/2026	Aaa	2,500	2,585,325
CA St	4.75%	9/1/2030	A+	1,775	1,767,563
CA St	5.00%	8/1/2019	A+	2,000	2,122,320
CA St~(g)	5.00%	9/1/2028	A+	12,000	12,329,280
CA St~(g)(2)	5.00%	4/1/2031	AAA	10,000	10,822,050
CA St	5.25%	2/1/2019	A+	1,000	1,067,560
CA St Previous Veterans Ser BJ AMT	5.70%	12/1/2032	AA-	640	645,075
CA St Purp	5.25%	11/1/2027	A+	520	543,894
Capistrano CA Unif Sch Dist Fac Impt Dist No 001 Ser A(10)	6.00%	8/1/2024	AAA	2,500	2,691,500

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Foothill-De Anza CA Cmnty College Dist Ser A(2)	4.50%	8/1/2031	AAA	$2,000	$1,931,780
Huntington Beach CA Unif High Sch Dist Election 2004(10)	5.00%	8/1/2035	AAA	1,000	1,039,300
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001(10)	5.00%	8/1/2024	AAA	1,060	1,098,987
Mojave CA Unif Sch Dist Sch Facs Impt Dist No 001(10)	5.25%	8/1/2022	AAA	1,230	1,302,914
Oak Vly CA Hosp Dist Election 2004(10)	5.00%	7/1/2033	Aaa	500	516,820
Oxnard CA Unif High Sch Dist Ser A(15)	6.00%	2/1/2020	AAA	650	733,506
Oxnard CA Unif High Sch Dist Ser A(15)	6.20%	8/1/2030	AAA	3,000	3,369,930
Pittsburg CA Redev Agy Los Medanos Cmnty Dev Pj(2)	Zero Coupon	8/1/2026	AAA	3,500	1,456,805
Pomona CA Unif Sch Dist(15)	6.15%	8/1/2030	AAA	1,000	1,196,210
Pomona CA Unif Sch Dist Ser A(15)	6.55%	8/1/2029	AAA	1,000	1,272,430
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	995	1,024,273
Riverside CA Cmnty College Dist Unrefunded Bal Ser A(15)	5.50%	8/1/2029	AAA	15	16,257
Total					51,705,445
Healthcare 17.86%
CA Hlth Facs Fin Auth Rev CA NV Methodist	5.00%	7/1/2036	A+	1,000	990,880
CA Hlth Facs Fin Auth Rev Cedars Sinai Med Ctr	5.00%	11/15/2034	A2	1,000	1,001,270
CA Hlth Facs Fin Auth Rev Sutter Hlth Ser A~(g)	5.00%	11/15/2042	AA-	6,000	6,047,760
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser A	5.50%	8/1/2031	A	1,300	1,337,700
CA Infrastr & Econ Dev Bk Rev Kaiser Hosp Ser B	5.55%	8/1/2031	A+	650	670,482
CA Infrastr & Econ Dev Bk Rev Scripps Res Instl Ser A	5.75%	7/1/2030	Aa3	1,500	1,534,635
CA Muni Fin Auth Ctfs Cmnty Hosps Central CA	5.25%	2/1/2037	Baa2	1,000	972,230
CA Statewide Cmntys Dev Auth Rev Daughters of Charity HlthA	5.25%	7/1/2035	BBB+	1,675	1,655,553
CA Statewide Cmntys Dev Auth Rev Front Porch Cmntys & Svcs A†	5.125%	4/1/2037	BBB	2,000	1,913,620

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
CA Statewide Cmntys Dev Auth Rev Henry Mayo Newhall Mem Hosp	5.00%	10/1/2037	A+	$1,000	$1,004,690
CA Statewide Cmntys Dev Auth Rev Vly Care Hlth Sys Ser A	5.125%	7/15/2031	NR	1,500	1,408,725
CA Statewide Cmntys Dev Auth Rev Kaiser Permanente Ser A~(g)	5.00%	4/1/2031	A+	6,400	6,424,000
Rancho Mirage CA Jt Pwrs Fing Auth Rev Eisenhower Med Ctr Ser A	5.00%	7/1/2021	A3	1,000	1,031,060
Sierra View Loc Hlthcare Dist CA	5.25%	7/1/2032	A(c)	1,000	1,010,560
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	5.50%	6/1/2031	A+	500	517,170
Torrance CA Hosp Rev Torrance Mem Med Ctr Ser A	6.00%	6/1/2022	A+	500	534,160
Washington Twp CA Hlthcare Dist Rev Ser A	5.00%	7/1/2037	A3	1,080	1,076,598
Total					29,131,093
Housing 0.58%
CA Statewide Cmntys Dev Auth Ref CHF Irvine LLC UCI East	5.00%	5/15/2038	Baa2	1,000	943,210
Industrial 9.71%
CA St Enterprise Auth Sew Fac Rev Anheuser-Busch Pj AMT	5.30%	9/1/2047	A	1,000	996,650
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Enhanced Asset Bkd Ser A~(g)(10)	5.00%	6/1/2035	AAA	10,000	10,221,350
Long Beach CA Bd Fin Auth Nat Gas Purp Rev Ser A(d)	5.50%	11/15/2028	AA-	1,500	1,592,985
Tob Securitization Auth Lease North CA Tob Sttlmnt Rev Asset Bkd Bds Ser A 1	5.375%	6/1/2038	BBB	1,000	917,970
Virgin Islands Pub Fin Auth Refinery Facs Rev AMT	4.70%	7/1/2022	BBB	2,250	2,106,540
Total					15,835,495
Lease 5.04%
CA St Pub Wk Bd Lease Rev Dept Gen Svcs Teale Data(2)	5.25%	3/1/2020	AAA	1,000	1,052,530
Palm Springs CA Fin Auth Convention Ctr Pj Ser A(15)	5.50%	11/1/2035	AAA	1,000	1,077,680
San Buenaventura CA Ser C COP(2)	5.25%	2/1/2031	AAA	2,575	2,684,515

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease (continued)
Santa Ana CA Unif Sch Dist Fin Pj COP(11)	Zero Coupon	4/1/2019	AAA	$2,295	$1,390,035
Turlock CA Hlth Fac Rev Emanuel Med Ctr Ser B COP	5.50%	10/15/2037	BBB+	2,000	2,021,460
Total					8,226,220
Miscellaneous 0.91%
Fontana CA Pub Fin Auth Tax North Fontana Redev Pj Ser A(2)	5.50%	9/1/2032	AAA	1,000	1,065,710
Oakland CA Jt Pwrs Fin Auth Reassmt Rev	5.50%	9/2/2024	A-	405	420,572
Total					1,486,282
Power 0.44%
Shasta CA Jt Pwrs Fin Auth Cnty Admin Bldg Pj Ser A(15)	5.25%	4/1/2023	AAA	675	712,159
Pre-Refunded 19.56%
CA Edl Facs Auth Rev Pepperdine Univ	5.75%	9/15/2030	NR	2,000	2,063,860
CA Edl Facs Auth Rev Pooled College/Univ Ser C ETM	6.50%	6/1/2020	Baa3	3,000	3,231,690
CA Statewide Cmnty Dev Auth Auxiliary Fndtn CA St Univ COP(15)	5.20%	6/1/2024	AAA	525	550,389
CSUCI Fin Auth Rev CA East Campus Cmnty Ser A(15)	5.25%	9/1/2026	AAA	4,000	4,261,200
El Monte CA City Sch Dist Ser A(11)	6.25%	5/1/2025	AAA	1,230	1,323,886
El Monte CA Wtr Auth Rev Wtr Sys Pj(2)	5.60%	9/1/2029	AAA	2,000	2,156,000
Escondido CA Unif Sch Dist Ser A(11)	5.25%	8/1/2022	AAA	2,000	2,155,980
Fremont CA Unif High Sch Dist Santa Clara Cnty Ser B(10)	5.25%	9/1/2025	AAA	1,000	1,050,270
Los Angeles CA Unif Sch Dist Dist Ser A(11)	5.00%	7/1/2022	AAA	1,500	1,612,860
MSR Pub Pwr Agy CA San Juan Pj Rev Ser D ETM(15)	6.75%	7/1/2020	AAA	840	979,364
Pittsburg CA Unif Sch Dist Ser E(11)	6.00%	8/1/2024	AAA	1,000	1,031,130
Puerto Rico Comwlth Bal Pub Impt Ser A	5.375%	7/1/2028	AAA	505	537,931
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(15)	5.00%	7/1/2032	AAA	1,500	1,610,430
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	808,778

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Sacramento CA City Fin Auth Rev Cap Impt Ser A(2)	5.00%	12/1/2020	AAA	$2,000	$2,105,680
San Francisco CA City & Cnty Arpts Commn Second Ser 28B(15)	5.25%	5/1/2023	AAA	2,000	2,148,560
Santa Cruz CA City Elem Sch Dist Ser B(10)	6.00%	8/1/2029	AAA	2,500	2,662,975
Southwestern Cmnty College Dist CA(2)	5.375%	8/1/2025	AAA	1,500	1,615,800
Total					31,906,783
Resource Recovery 2.49%
CA Pollutn Ctrl Fin Auth Solid Wst Disp Rev Mgmt Inc Pj Ser B AMT	5.00%	7/1/2027	BBB	1,000	949,380
CA Pollutn Ctrl Fin Auth Solid Wst Mgmt Inc Pj Ser A2 AMT	5.40%	4/1/2025	BBB	1,000	1,002,020
CA Pollutn Ctrl Fin Auth Rev Pacific Gas/Elec Ser A AMT(15)	5.35%	12/1/2016	AAA	2,000	2,117,480
Total					4,068,880
Sales Tax 2.20%
Los Angeles Cnty CA Met Trans Auth Sales Tax Rev Sr Ser A(11)	4.50%	7/1/2030	AAA	1,000	981,770
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	1,038,040
San Francisco CA Bay Area Rapid Trans Dist Sales Tax Rev Ser A(15)	5.00%	7/1/2024	AAA	1,500	1,573,485
Total					3,593,295
Special Tax 6.87%
Abag Fin Auth For Nonprofit Corps CA Rev Sub Windemere Ranch Fin Pg B	5.00%	9/2/2027	NR	1,000	953,860
Apple Vly CA Redev Agy Tax Alloc Veda Pj Area	4.75%	6/1/2037	BBB+	1,500	1,407,015
Folsom CA Pub Fin Auth Spl Tax Rev Sub Ser B	5.125%	9/1/2026	NR	1,000	968,770
Jurupa CA Cmnty Svcs Dist Spl Tax Cmnty Facs Dist 18 Eastvale A	5.00%	9/1/2036	NR	1,710	1,598,559
Los Angeles Cnty CA Pub Wks Fin Auth Los Angeles Regl Pk Open Space(11)	5.25%	10/1/2018	AAA	1,000	1,113,140
Redding CA Redev Agy Tax Alloc Shastec Redev Pj	5.00%	9/1/2029	BBB+	600	600,666

See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
RNR Sch Fin Auth CA Spl Tax Cmnty Fac Dist No 92-1 Ser A(2)	5.625%	9/1/2030	AAA	$3,985	$4,257,215
South Orange Cnty CA Pub Fin Auth Spl Tax Rev Ladera Ranch Ser A(2)	4.625%	8/15/2026	AAA	310	309,405
Total					11,208,630
Tobacco 1.14%
Golden St Tob Securitization Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1~(g)	5.75%	6/1/2047	BBB	1,400	1,336,972
Silicon Vly Tob Securitization Auth CA Cap Apprec Turbo Santa Clara A	Zero Coupon	6/1/2036	BBB(c)	3,500	527,905
Total					1,864,877
Transportation 3.78%
Bay Area Govt Assn CA Rev Bart SFO Extn Arpt Premium A(2)	5.00%	8/1/2026	AAA	2,000	2,063,860
Fresno CA Arpt Rev Ser A(11)	5.50%	7/1/2030	AAA	1,500	1,578,090
San Francisco CA City & Cnty Arpt Lease SFO Fuel Ser A AMT(11)	6.125%	1/1/2027	AAA	490	502,113
San Francisco CA City & Cnty Commn Intl Arpt Rev AMT(11)	5.75%	1/1/2014	AAA	500	512,340
San Jose CA Arpt Rev Ser A AMT(2)	5.00%	3/1/2037	AAA	1,500	1,516,770
Total					6,173,173
Water/Sewer 5.52%
Imperial CA Ref Wtr Fac COP(10)	5.00%	10/15/2020	AAA	3,250	3,387,247
Los Angeles CA Wtr & Pwr Rev Pwr Sys Sub Ser A-1(11)	5.00%	7/1/2015	AAA	1,000	1,088,900
Metropolitan Wtr Dist Southern CA Wtr Wks Rev Auth Ser C	5.00%	7/1/2031	AAA	2,550	2,663,654
San Luis Opispo Cnty CA Ser A(15)	5.375%	8/1/2030	AAA	1,800	1,871,316
Total					9,011,117
Total Municipal Bonds (cost $182,873,727)					186,613,038

See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIFORNIA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Shares (000)	Value
SHORT-TERM INVESTMENTS 1.78%
Money Market Mutual Fund 0.00%
Dreyfus General CA Municipal Money Market Fund Class A				1	$768
				Principal Amount (000)
Variable Rate Demand Notes 1.78%
CA Infra & Econ Dev Bk Insd Rev Rand Corp Ser B(h)(2)	3.84%	10/1/2007	AAA	$500	500,000
CA St Daily Kindergarten Univ A 5(h)	3.83%	10/1/2007	Aaa	700	700,000
CA St Dept Wtr Res Pwr Supply(h) Rev Sub Ser F-5(h)	3.97%	10/1/2007	Aaa	1,700	1,700,000
Total					2,900,000

Total Short-Term Investments (cost $2,900,768)	2,900,768
Total Investments in Securities 116.16% (cost $185,774,495)	189,513,806
Liabilities in Excess of Cash and Other Assets(f) (16.16%)	(26,365,434)
Net Assets 100.00%	$163,148,372
Open futures contracts at September 30, 2007:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	149	Short	$(16,590,219)	$9,289

See Notes to Financial Statements.

Schedule of Investments

CONNECTICUT TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 104.52%
Education 15.00%
CT St Higher Edl Ln Auth Rev Ref Sr Fam Ed Ln Pg Ser A AMT(15)	4.80%	11/15/2022	Aaa	$2,185	$2,186,486
CT St Hlth & Edl Facs Auth Rev Canterbury Sch Ser B(16)	5.00%	7/1/2031	AA	1,025	1,015,078
CT St Hlth & Edl Facs Auth Rev Canterbury Sch Ser B(16)	5.00%	7/1/2036	AA	125	123,301
CT St Hlth & Edl Facs Auth Rev Chase Collegiate Sch Ser A(16)	4.00%	7/1/2019	AA	100	94,771
CT St Hlth & Edl Facs Auth Rev Chase Collegiate Sch Ser A(16)	5.00%	7/1/2027	AA	100	100,760
CT St Hlth & Edl Facs Auth Rev Chase Collegiate Sch Ser A(16)	5.00%	7/1/2032	AA	750	750,517
CT St Hlth & Edl Facs Auth Rev CT College Ser E(15)	5.25%	7/1/2022	AAA	400	424,880
CT St Hlth & Edl Facs Auth Rev CT College Ser G(15)	4.50%	7/1/2037	AAA	695	680,440
CT St Hlth & Edl Facs Auth Rev CT St Univ Sys Ser F(11)	5.00%	11/1/2013	AAA	1,000	1,075,220
CT St Hlth & Edl Facs Auth Rev Greenwich Academy Ser E(11)	5.25%	3/1/2032	AAA	1,000	1,108,660
CT St Hlth & Edl Facs Auth Rev Gunnery Sch(16)	5.35%	7/1/2031	AA	695	702,214
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser F(2)	4.00%	7/1/2022	Aaa	95	92,108
CT St Hlth & Edl Facs Auth Rev Norwich Free Academy Ser A(2)	5.00%	7/1/2034	AAA	1,250	1,289,587
CT St Hlth & Edl Facs Auth Rev Quinnepiac Univ Ser H(2)	5.00%	7/1/2036	AAA	2,250	2,335,388
CT St Hlth & Edl Facs Auth Rev Renbrook Sch Ser A(2)	5.00%	7/1/2030	AAA	465	483,521
CT St Hlth & Edl Facs Auth Rev Renbrook Sch Ser A(2)	5.00%	7/1/2037	AAA	725	752,137
CT St Hlth & Edl Facs Auth Rev Sacrd Hrt Ser C	6.50%	7/1/2016	BBB	255	257,662
CT St Hlth & Edl Facs Auth Rev Suffield Academy Ser A(15)	5.40%	7/1/2027	AAA	1,350	1,378,634

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
CT St Hlth & Edl Facs Auth Rev Trinity College Ser J(15)	4.25%	7/1/2031	AAA	$1,000	$952,470
CT St Hlth & Edl Facs Auth Rev Univ Hartford Ser E(16)	5.25%	7/1/2032	AA	2,900	2,932,567
Univ CT Ser A	5.00%	4/1/2018	AA	1,580	1,708,991
Total					20,445,392
General Obligation 14.76%
Bridgeport CT Ser C(10)	4.75%	8/15/2021	AAA	1,000	1,015,820
CT St Ser B~(g)	4.75%	5/1/2022	AA	2,000	2,075,580
CT St Ser B~(g)	4.75%	5/1/2023	AA	2,000	2,075,580
CT St Ser B~(g)	4.75%	5/1/2024	AA	2,000	2,075,580
CT St Ser B~(g)	5.00%	5/1/2025	AA	4,000	4,151,160
Montville CT	6.70%	6/15/2009	Aa3	550	579,139
Montville CT	6.70%	6/15/2010	Aa3	575	620,431
New Haven CT(15)	5.00%	2/1/2017	AAA	175	187,273
New Haven CT(2)	5.00%	11/1/2020	AAA	2,000	2,141,500
New Haven CT Unrefunded Bal Ser B(10)	5.00%	11/1/2019	AAA	560	590,861
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,500	2,270,875
Puerto Rico Comwlth Pub Impt Bal Pub Impt	Zero Coupon	7/1/2018	BBB-	2,035	1,262,901
Puerto Rico Comwlth Unrefunded Bal Pub Impt(11)	5.125%	7/1/2030	AAA	945	974,937
Redding CT	6.60%	4/15/2010	Aa1	100	107,476
Total					20,129,113
Healthcare 13.67%
CT St Dev Auth Hlth Fac Rev Alzheimers Res Ctr CT Inc Pj	5.50%	8/15/2027	NR	1,380	1,353,752
CT St Dev Auth Rev Duncaster Inc Pj(16)	5.125%	8/1/2022	AA	235	240,346
CT St Hlth & Edl Facs Auth Rev Bridgeport Hosp Ser A(15)	6.625%	7/1/2018	AAA	1,250	1,251,587
CT St Hlth & Edl Facs Auth Rev Bristol Hosp Ser B(16)	5.50%	7/1/2021	AA	1,000	1,042,910
CT St Hlth & Edl Facs Auth Rev Catholic Hlth East Ser F(15)	5.625%	11/15/2020	AAA	325	340,753

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
CT St Hlth & Edl Facs Auth Rev Child Care Pg Ser C(2)	5.625%	7/1/2029	AAA	$970	$1,019,063
CT St Hlth & Edl Facs Auth Rev Child Care Pg Ser F(3)	5.00%	7/1/2031	AAA	1,750	1,790,950
CT St Hlth & Edl Facs Auth Rev CT College Ser E(15)	5.00%	7/1/2032	AAA	1,050	1,078,917
CT St Hlth & Edl Facs Auth Rev Eastern CT Hlth Network C(16)	5.125%	7/1/2030	AA	500	503,295
CT St Hlth & Edl Facs Auth Rev Griffin Hosp Ser B(16)	5.00%	7/1/2023	Aa3	500	507,335
CT St Hlth & Edl Facs Auth Rev Hosp for Spl Care Ser C(16)	5.25%	7/1/2037	AA	1,345	1,365,390
CT St Hlth & Edl Facs Auth Rev St. Francis Hosp & Med(16)	5.00%	7/1/2022	AA	1,000	1,011,870
CT St Hlth & Edl Facs Auth Rev Waterbury Hosp Issue Ser C(16)	5.75%	7/1/2029	AA	650	670,885
CT St Hlth & Edl Facs Auth Rev William W Backus Hosp Ser G(11)	5.00%	7/1/2035	AAA	1,000	1,034,970
CT St Hlth & Edl Facs Auth Rev Yale New Haven Hosp Ser J-1(2)	5.00%	7/1/2024	AAA	1,715	1,802,894
CT St Hlth & Edl Facs Auth Rev Yale New Haven Hosp Ser J-1(2)	5.00%	7/1/2031	AAA	3,500	3,617,460
Total					18,632,377
Housing 5.72%
CT St Hsg Fin Auth Hsg Mtg Fin Pg Sub Ser A-1 AMT	4.875%	11/15/2036	AAA	1,000	972,960
CT St Hsg Fin Auth Mtg Fin Sub Ser D-2 AMT	4.85%	11/15/2036	AAA	5,510	5,329,492
CT St Hsg Fin Auth Hsg Mtg Fin Ser F AMT(2)	4.90%	11/15/2035	AAA	1,000	973,160
CT St Hsg Fin Auth Spl Oblig Grp Home Mtg(2)	5.85%	6/15/2030	AAA	500	521,235
Total					7,796,847
Industrial 1.74%
CT St Dev Auth Govt Lease Rev(15)	6.60%	6/15/2014	AAA	500	501,110
Virgin Islands Pub Fin Auth Refinery Facs Rev Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,000	1,872,480
Total					2,373,590

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous 1.52%
CT St Hlth & Edl Facs Auth Rev Trinity College Ser H(15)	4.75%	7/1/2023	AAA	$1,030	$1,053,793
Puerto Rico Pub Impt Bldgs Auth Rev Unrefunded Bal Govt Facs Ser D	5.25%	7/1/2036	BBB-	1,000	1,022,650
Total					2,076,443
Power 3.86%
CT St Muni Elec Energy Co-Op Pwr Supply Sys Rev Ser A(2)	5.00%	1/1/2022	Aaa	1,650	1,751,459
Puerto Rico Elec Pwr Auth Pwr Rev Ser TT	5.00%	7/1/2037	A3	2,500	2,524,800
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	1,000	984,890
Total					5,261,149
Pre-Refunded 30.51%
Bridgeport CT Ser C(10)	5.00%	8/15/2020	AAA	500	526,330
CT St Hlth & Edl Facs Auth Rev CT St Univ Sys Ser E(10)	5.00%	11/1/2033	AAA	750	799,747
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I(15)	5.25%	7/1/2019	AAA	600	623,856
CT St Hlth & Edl Facs Auth Rev Fairfield Univ Ser I(15)	5.50%	7/1/2029	AAA	1,235	1,289,278
CT St Hlth & Edl Facs Auth Rev Loomis Chaffee Sch Ser D	5.25%	7/1/2031	A2	2,750	2,936,505
CT St Hlth & Edl Facs Auth Rev Miss Porters Sch Ser A	5.75%	7/1/2029	A1	3,200	3,352,960
CT St Hlth & Edl Facs Auth Rev Trinity College Ser G(2)	5.00%	7/1/2021	AAA	1,000	1,059,860
CT St Hlth & Edl Facs Auth Rev Univ CT Fndtn Ser A	5.375%	7/1/2029	AA-	215	219,446
CT St Ser A	5.625%	4/15/2020	Aa3	1,000	1,059,730
CT St Ser A	6.00%	4/15/2015	AA	1,000	1,068,740
CT St Ser B	5.60%	6/15/2020	Aa3	250	263,267
CT St Ser D	5.125%	11/15/2018	Aa3	1,500	1,589,685
CT St Spl Tax Oblig Rev Transn Infrastr Ser A~(g)(11)	5.375%	7/1/2019	AAA	1,000	1,076,290
New Haven CT ETM Ser C(15)	5.00%	11/1/2021	AAA	10	10,921
New Haven CT Ser A(2)	5.00%	11/1/2021	AAA	30	31,183

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
New Haven CT Unrefunded Bal Ser A(2)	5.00%	11/1/2021	AAA	$970	$1,032,099
Puerto Rico Comwlth Bal Pub Impt(11)	5.125%	7/1/2030	AAA	1,505	1,591,131
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D(11)	5.00%	7/1/2032	AAA	410	436,466
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,000	1,074,480
Puerto Rico Comwlth Infrstr Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	2,000	2,115,620
Puerto Rico Comwlth Pub Impt Ser A(10)	5.00%	7/1/2032	AAA	4,285	4,561,597
Puerto Rico Elec Pwr Auth Pwr Rev Ser HH(11)	5.25%	7/1/2029	AAA	1,000	1,055,800
Puerto Rico Elec Pwr Auth Pwr Rev Ser II(11)	5.125%	7/1/2026	AAA	1,925	2,075,997
Puerto Rico Elec Pwr Auth Pwr Rev Ser II	5.25%	7/1/2031	A3	1,000	1,082,950
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(15)	5.00%	7/1/2032	AAA	1,500	1,610,430
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	750	808,778
South Central CT Regl Wtr Auth Wtr Sys Rev 16th Ser(2)	5.375%	8/1/2025	AAA	1,000	1,059,080
South Central CT Regl Wtr Auth Wtr Sys Rev 16th Ser(2)	5.375%	8/1/2030	AAA	1,000	1,059,080
Stamford CT Parking Garage	5.25%	2/1/2023	AAA	155	168,983
Univ CT Rev Student Fee Ser A(10)	5.75%	11/15/2020	AAA	205	220,338
Univ CT Rev Student Fee Ser A	6.00%	11/15/2021	AA-	390	422,035
Univ CT Rev Student Fee Ser A(10)	6.00%	11/15/2025	AAA	500	541,070
Univ CT Ser A(10)	5.625%	3/1/2020	AAA	1,000	1,057,890
Waterbury CT Ser A Ser A(11)	5.00%	4/1/2019	AAA	1,250	1,324,150
Waterbury CT Ser A Ser A(11)	5.125%	4/1/2022	AAA	2,250	2,395,058
Total					41,600,830
Resource Recovery 0.94%
Naugatuck CT Incineration Facs Pj Ser A AMT COP(2)	5.00%	6/15/2022	Aaa	250	256,610
Stamford CT Wtr Pollutn Cntrl Sys & Fac Rev Ser A	5.00%	11/15/2032	AA+	1,000	1,029,120
Total					1,285,730

See Notes to Financial Statements.

Schedule of Investments (continued)

CONNECTICUT TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Sales Tax 0.76%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	$1,000	$1,038,040
Special Tax 1.85%
Georgetown Spl Taxing Dist CT Ser A	5.125%	10/1/2036	NR	1,000	939,080
Virgin Islands Pub Fin Auth Gross Rcpts Taxes(10)	5.00%	10/1/2025	AAA	1,500	1,579,920
Total					2,519,000
Tobacco 0.47%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	635	636,492
Toll Roads 0.44%
Puerto Rico Comwlth Hwy & Transn Rev Unrefunded Bal Ser D(11)	5.00%	7/1/2032	AAA	590	608,025
Transportation 4.66%
CT St Spl Tax Oblig Rev Transn Infrastr Ser A~(g)(11)	5.00%	7/1/2021	AAA	4,500	4,674,173
CT St Spl Tax Oblig Rev Transn Infrastr Ser A~(g)(11)	5.375%	7/1/2020	AAA	1,570	1,675,127
Total					6,349,300
Water/Sewer 8.62%
CT St Dev Auth Wtr Fac Rev Aquarion Wtr Co of CT Pj AMT(18)	4.70%	7/1/2036	AAA(c)	2,000	1,932,540
CT St Dev Auth Wtr Fac Rev Aquarion Wtr Co of CT Pj AMT(18)	5.00%	7/1/2038	AAA	3,700	3,701,036
CT St Dev Auth Wtr Fac Rev Bridgeport AMT TCRS(2)	6.15%	4/1/2035	AAA	500	510,645
CT St Dev Auth Wtr Fac Rev CT Wtr Pj Ser A AMT(10)	5.00%	10/1/2040	AAA	500	501,030
CT St Revolving Fd Ser A	5.00%	7/1/2021	AAA	1,350	1,433,349
CT St Revolving FD Ser A	5.00%	7/1/2022	AAA	2,000	2,117,460
South Central CT Regl Wtr Auth Wtr Sys Rev 20th Ser(15)	5.00%	8/1/2035	AAA	1,500	1,552,935
Total					11,748,995
Total Municipal Bonds (cost $139,695,513)					142,501,323

See Notes to Financial Statements.

Schedule of Investments (concluded)

CONNECTICUT TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Shares (000)	Value
SHORT-TERM INVESTMENTS 1.18%
Money Market Mutual Fund 0.00%
Dreyfus CT Municipal Cash Management				1	$1,114
				Principal Amount (000)
Variable Rate Demand Notes 1.18%
CT St Hlth & Edl Facs Auth Rev Yale Univ Ser V-2(h)	4.00%	10/1/2007	AAA	$1,000	1,000,000
CT St Hlth & Edl Facs Auth Rev Yale Univ Ser X-3(h)	4.00%	10/1/2007	AAA	600	600,000
Total					1,600,000
Total Short-Term Investments (cost $1,601,114)					1,601,114
Total Investments in Securities 105.70% (cost $141,296,627)					144,102,437
Liabilities in Excess of Cash and Other Assets(f) (5.70%)					(7,768,689)
Net Assets 100.00%					$136,333,748
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	139	Short	$(15,476,781)	$8,398

See Notes to Financial Statements.

Schedule of Investments

HAWAII TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 105.28%
Education 5.23%
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu(16)	4.75%	1/1/2036	AA	$1,000	$927,070
HI St Dept Bdgt & Fin Spl Purp Rev Chaminade Univ Honolulu(16)	5.00%	1/1/2026	AA	100	100,529
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute(16)	4.625%	1/1/2036	AA	500	456,265
HI St Dept Bdgt & Fin Spl Purp Rev Mid Pacific Institute(16)	5.00%	1/1/2026	AA	1,000	1,008,670
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj(2)	5.65%	10/1/2016	AAA	1,000	1,001,090
HI St Hsg Fin & Dev Corp Rev Univ of HI Faculty Hsg Pj(2)	5.70%	10/1/2025	AAA	380	380,426
Univ of HI Ser A(15)	4.125%	10/1/2026	AAA	1,670	1,566,209
Total					5,440,259
General Obligation 25.73%
HI Cnty HI Ser A(11)	5.00%	7/15/2023	AAA	1,000	1,036,480
HI Cnty HI Ser A(15)	5.00%	7/15/2024	AAA	1,000	1,040,150
HI Cnty HI Ser A(15)	5.25%	7/15/2023	AAA	595	633,312
HI Cnty HI Ser A(10)	5.60%	5/1/2013	AAA	1,780	1,955,561
HI St Ser BZ	6.00%	10/1/2010	AA	500	534,215
HI St Ser BZ	6.00%	10/1/2012	AA	500	552,485
HI St Ser CA(10)	8.00%	1/1/2013	AAA	2,000	2,404,260
HI St Ser CZ(11)	5.25%	7/1/2018	AAA	1,000	1,056,570
HI St Ser DE(15)	5.00%	10/1/2012	AAA	2,000	2,128,820
HI St Ser DE(15)	5.00%	10/1/2024	AAA	1,000	1,041,280
HI St Ser DG(2)	5.00%	7/1/2011	AAA	1,380	1,449,014
HI St Unrefunded Bal Ser CP(10)	5.00%	10/1/2016	AAA	265	267,944
Honolulu HI City & Cnty Ser B(15)	5.00%	7/1/2018	AAA	1,000	1,064,600
Honolulu HI City & Cnty Ser D(15)	5.00%	7/1/2023	AAA	2,000	2,093,940
Honolulu HI City & Cnty Ser F(10)	5.00%	7/1/2029	AAA	1,000	1,034,310
Kauai Cnty HI Ser A(10)	5.00%	8/1/2026	AAA	250	260,333
Kauai Cnty HI Ser A(10)	5.00%	8/1/2028	AAA	1,000	1,036,630
Kauai Cnty HI Ser A(10)	5.00%	8/1/2029	AAA	1,000	1,034,620
Kauai Cnty HI Ser A(15)	5.50%	8/1/2021	AAA	1,630	1,722,991
Maui Cnty HI(15)	5.00%	3/1/2025	AAA	1,000	1,041,410
Maui Cnty HI Ser A(15)	5.00%	7/1/2023	AAA	1,040	1,094,080

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	$1,000	$908,350
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.375%	7/1/2028	BBB-	1,330	1,369,129
Total					26,760,484
Healthcare 1.97%
HI St Dept Bdgt & Fin Spl Linked Ctfs	6.40%	7/1/2013	BBB+	1,505	1,637,621
HI St Dept Bdgt & Fin Spl Purp Rev Kahala Nui Pj Ser A	6.75%	11/15/2009	NR	250	260,195
Puerto Rico Indl Tourist Edl & Mutuo Oblig Grp Ser A(15)	6.25%	7/1/2024	AAA	150	150,232
Total					2,048,048
Housing 1.81%
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B(9)	5.30%	7/1/2028	AAA	850	859,868
HI St Hsg Fin & Dev Corp Sing Fam Mtg Purp Rev Ser B(9)	5.45%	7/1/2017	AAA	1,005	1,020,045
Total					1,879,913
Industrial 2.76%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	765	766,798
Virgin Islands Pub Fin Auth Sr Second Hovensa Refinery AMT	4.70%	7/1/2022	BBB	2,250	2,106,540
Total					2,873,338
Lease 0.99%
HI St Dept Hawaiian Home Kapolei Office Fac Ser A COP(11)	5.00%	11/1/2031	Aaa	1,000	1,032,370
Miscellaneous 11.01%
HI St Cap Dist Kapolei St Office Ser A COP(2)	5.00%	5/1/2018	AAA	475	485,004
HI St Cap Dist St Office COP(15)	5.50%	5/1/2020	AAA	500	520,170
Honolulu HI City & Cnty Wst Wtr Sys Rev Sr Ser A~(g)(10)	5.00%	7/1/2024	AAA	1,100	1,139,358

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous (continued)
Honolulu HI City & Cnty Wst Wtr Sys Rev Sr Ser A~(g)(10)	5.00%	7/1/2025	AAA	$3,980	$4,122,404
Honolulu HI City & Cnty Wst Wtr Sys Rev Sr Ser A~(g)(10)	5.00%	7/1/2035	AAA	5,000	5,178,900
Total					11,445,836
Power 3.46%
HI St Dept Bdgt & Fin Spl Purp Rev Elec Co & Subsidiaries Ser A AMT(10)	4.80%	1/1/2025	AAA	1,000	1,001,750
HI St Dept Bdgt & Fin Spl Purp Rev Hawaiian Elec Co Ser B AMT(10)	4.60%	5/1/2026	AAA	1,500	1,450,800
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2027	BBB-	555	554,267
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	600	590,934
Total					3,597,751
Pre-Refunded 32.08%
HI Cnty HI Ser A(10)	5.50%	7/15/2017	AAA	1,045	1,116,489
HI Cnty HI Ser A(11)	5.625%	5/15/2019	AAA	545	568,528
HI St Dept Bdgt & Fin Spl Purp Rev Kaiser Permanente Ser A	5.15%	3/1/2015	AAA	1,250	1,282,875
HI St Dept Bdgt & Fin Spl Purp Rev The Queens Hlth Sys Ser B(15)	5.25%	7/1/2023	AAA	1,000	1,032,560
HI St Hwy Rev(11)	5.50%	7/1/2020	AAA	1,100	1,156,441
HI St Ser CR(15)	5.75%	4/1/2009	AAA	1,810	1,869,857
HI St Ser CT(11)	5.875%	9/1/2019	AAA	1,175	1,238,004
HI St Ser CU(15)	5.25%	10/1/2020	AAA	1,700	1,782,892
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev(11)	5.25%	7/1/2031	AAA	100	105,906
Honolulu HI City & Cnty Ser A(15)	5.00%	11/1/2015	AAA	405	405,441
Honolulu HI City & Cnty Ser A(11)	5.125%	9/1/2021	AAA	600	633,756
Honolulu HI City & Cnty Ser A(10)	5.50%	9/1/2016	AAA	555	565,101
Honolulu HI City & Cnty Ser B(10)	5.00%	11/1/2016	AAA	500	505,530
Honolulu HI City & Cnty Wtr ETM TCRS(10)	6.00%	12/1/2015	AAA	1,000	1,157,630
Kauai Cnty HI(10)	6.125%	8/1/2024	AAA	580	620,298

See Notes to Financial Statements.

Schedule of Investments (continued)

HAWAII TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Kauai Cnty HI Ser A(15)	5.50%	8/1/2021	AAA	$865	$924,832
Maui Cnty HI Ser A(15)	5.00%	3/1/2022	AAA	750	793,080
Maui Cnty HI Ser A(10)	6.10%	3/1/2020	AAA	500	534,150
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,000	1,074,480
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	1,000	1,096,140
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	2,000	2,186,470
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y(14)(15)	5.50%	7/1/2036	AAA	250	281,750
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y	5.50%	7/1/2036	Aaa	1,000	1,127,000
Puerto Rico Comwlth Infra Fin Auth Spl Ser A	5.375%	10/1/2024	AAA	300	316,719
Puerto Rico Comwlth Infra Fin Auth Spl Ser A	5.50%	10/1/2032	AAA	200	211,850
Puerto Rico Comwlth Infra Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	2,500	2,644,525
Puerto Rico Comwlth Pub Impt	5.00%	7/1/2027	AAA	500	532,275
Puerto Rico Comwlth Pub Impt Ser A	5.375%	7/1/2028	AAA	670	713,691
Puerto Rico Elec Pwr Auth Pwr Rev Ser II(11)	5.125%	7/1/2026	AAA	1,330	1,434,325
Puerto Rico Pub Impt Bldgs Unrefunded Govt Facs Ser D	5.25%	7/1/2036	BBB	1,465	1,570,802
Univ HI Univ Sys Rev(10)	5.125%	7/15/2032	AAA	1,100	1,174,041
Univ HI Univ Sys Rev Ser A(10)	5.50%	7/15/2029	AAA	2,500	2,709,150
Total					33,366,588
Sales Tax 2.47%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	1,038,040
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts(10)	4.25%	10/1/2029	AAA	500	475,945
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts(10)	5.00%	10/1/2025	AAA	1,000	1,053,280
Total					2,567,265

See Notes to Financial Statements.

Schedule of Investments (concluded)

HAWAII TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax 2.61%
Puerto Rico Comwlth Infra Fin Auth Spl Ser B	5.00%	7/1/2046	BBB+	$1,000	$994,830
Puerto Rico Comwlth Infra Fin Auth Spl Ser C(2)	5.50%	7/1/2028	AAA	1,500	1,718,415
Total					2,713,245
Transportation 11.00%
HI St Dept Trans Spl Fac Rev Continental Airlines Inc AMT	7.00%	6/1/2020	B	955	985,865
HI St Hbr Sys Rev Ser A AMT(11)	5.00%	1/1/2031	AAA	3,500	3,544,555
HI St Hbr Sys Rev Ser A AMT(11)	5.25%	1/1/2027	AAA	1,450	1,513,960
HI St Hwy Rev Ser A(11)	5.00%	7/1/2023	AAA	2,000	2,093,940
Puerto Rico Comwlth Hwy & Trans Auth Rev(3)(11)	5.50%	7/1/2025	AAA	2,000	2,287,560
Puerto Rico Comwlth Hwy & Transn Auth Rev St Infra Bk	5.00%	7/1/2022	BBB	20	20,223
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser M	5.00%	7/1/2046	BBB+	1,000	994,830
Total					11,440,933
Water/Sewer 4.16%
Honolulu HI City & Cnty Bd Wtr Supply Wtr Sys Rev Ser B AMT(15)	5.25%	7/1/2021	AAA	1,335	1,415,540
Honolulu HI City & Cnty Wst Sr Ser A(10)	5.00%	7/1/2024	AAA	2,785	2,910,214
Total					4,325,754
Total Investments in Municipal Bonds 105.28% (cost $107,154,077)					109,491,784
Liabilities in Excess of Other Assets(f) (5.28%)					(5,493,026)
Net Assets 100.00%					$103,998,758
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	66	Short	$(7,348,688)	$4,331

See Notes to Financial Statements.

Schedule of Investments

MINNESOTA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 104.25%
Education 15.04%
Fergus Falls MN Indpt School Dst No 544 Sch Bldg Ser A(11)	5.00%	1/1/2020	AAA	$1,700	$1,819,493
MN St Higher Edl Facs Auth Rev Augsburg College Ser 6 J1	5.00%	5/1/2028	Baa2	1,000	991,080
MN St Higher Edl Facs Auth Rev Hamline Univ Ser 5 B	6.00%	10/1/2029	Baa1	500	511,570
MN St Higher Edl Facs Auth Rev Macalester College Ser 6 P	4.25%	3/1/2032	Aa3	500	462,040
MN St Higher Edl Facs Auth Rev St. John Univ Ser 6 G	4.50%	10/1/2026	A2	650	627,445
Moorhead MN Edl Facs Rev Concordia College Corp Pj A	5.00%	12/15/2022	A3	1,125	1,167,053
Prior Lake MN Indpt Sch Dist No 719 Ser A(10)	5.25%	2/1/2023	Aaa	1,470	1,541,089
Univ MN Spl Purp Rev St Supported Stadium Debt	5.00%	8/1/2029	AA+	1,000	1,041,950
Total					8,161,720
General Obligation 2.22%
Minneapolis MN Ser E	5.00%	3/1/2026	AAA	500	506,230
Puerto Rico Comwlth Unrefunded Pub Impt(14)(15)	5.00%	7/1/2028	AAA	175	177,688
Ramsey Cnty MN St Aid Str Ser C	5.00%	2/1/2024	AAA	500	520,585
Total					1,204,503
Healthcare 24.45%
Bemidji MN Hlthcare Fac North Cnty Hlth Svcs	5.00%	9/1/2024	A	505	513,696
Bemidji MN Hlthcare Fac North Country Hlth Svcs(16)	5.00%	9/1/2024	AA	500	500,840
Breckenridge MN Rev Catholic Hlth Initiatives A	5.00%	5/1/2030	AA	500	506,410
Duluth MN Econ Dev Benedictine Hlth Sys St. Marys	5.25%	2/15/2028	A-	1,000	1,016,150
Duluth MN Econ Dev Benedictine Hlth Sys St. Marys	5.25%	2/15/2033	A-	1,035	1,045,526
Hastings MN Hlthcare Fac Rev Regina Med Ctr(1)	5.30%	9/15/2028	A	400	399,484

See Notes to Financial Statements.

Schedule of Investments (continued)

MINNESOTA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Minneapolis MN Hlthcare Sys Rev(15)	5.00%	5/15/2021	AAA	$250	$260,795
MN Agric & Econ Dev Bd Rev Unrefunded Bal Hlthcare Sys A(15)	5.50%	11/15/2017	AAA	45	45,995
Rochester MN Hlthcare Fac Rev(14)(15)	5.50%	11/15/2027	AAA	500	510,425
Rochester MN Hlthcare Fac Rev Mayo Clinic~(g)	5.00%	11/15/2036	AA	5,000	5,094,350
St. Paul MN Hsg & Redev Auth Franciscan Hlth Pj(8)(12)	5.30%	11/20/2022	AAA	50	51,604
St. Paul MN Hsg & Redev Auth Hlthcare Fac Rev Hlthpartners Oblig Grp Pj~(g)	5.25%	5/15/2036	Baa1	2,000	1,973,620
Stillwater MN Hlthcare Rev Hlth Sys Oblig Grp	5.00%	6/1/2035	A-	1,000	982,280
Virginia MN Hsg & Redev Auth Hlthcare Fac Lease Rev	5.375%	10/1/2030	Baa1	365	366,529
Total					13,267,704
Housing 20.47%
Crow Wing Cnty MN Hsg Ser A GTD(15)	4.90%	1/1/2034	Aaa	490	497,864
Dakota Cnty MN Cmnty Dev Multi Fam Hsg Rev Agy Commons on Marice Pj A	5.00%	5/1/2042	NR	250	219,945
Dakota Cnty MN Cnty Dev Agy Sing Fam Mtg Rev Mtg Bkd Secs Pg Ser B AMT(7)(13)	5.15%	12/1/2038	AAA	498	504,627
Dakota Cnty MN Hsg & Redev Auth Sing Fam Mtg Rev AMT(13)	5.85%	10/1/2030	AAA	37	37,457
Fairbault MN Hsg & Redev Auth Govt Trails Edge Apts Ser A	5.25%	2/1/2028	Baa3	300	301,935
Minneapolis MN Hsg Rev Keeler Apts Pj Ser A	5.00%	10/1/2037	NR	500	455,975
Minneapolis MN Multi Fam Hsg Rev Mtg East Village South(8)(12)	6.10%	7/20/2020	Aaa	1,000	1,044,030
Minneapolis MN Multi Fam Rev Hsg East Phillips AMT(12)	5.25%	8/20/2044	Aaa	300	301,791
Minneapolis St. Paul MN Hsg Mtg Bkd City Living A4 AMT(7)(13)	5.00%	11/1/2038	AAA	993	959,877
MN St Hsg Fin Agy Rsdl Hsg Fin G AMT	4.85%	7/1/2021	AA+	1,365	1,356,783
MN St Hsg Fin Agy Rsdl Hsg Fin Ser B AMT	4.85%	7/1/2031	AA+	1,865	1,816,118
MN St Hsg Fin Agy Rsdl Hsg Fin Ser F AMT	5.40%	7/1/2030	AA+	1,100	1,115,895

See Notes to Financial Statements.

Schedule of Investments (continued)

MINNESOTA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing (continued)
MN St Hsg Fin Agy Sing Fam Mtg Ser D AMT	5.85%	7/1/2019	AA+	$55	$55,169
MN St Hsg Fin Agy Sing Fam Mtg Ser E	5.90%	7/1/2025	AA+	125	125,338
MN St Hsg Fin Agy Sing Fam Mtg Ser G AMT	6.25%	7/1/2026	AA+	25	25,062
Pine City MN Hlthcare & Hsg Rev Mtg North Branch A(12)	4.75%	10/20/2021	Aaa	325	327,174
Pine City MN Hlthcare & Hsg Rev Mtg North Branch A(12)	4.80%	10/20/2026	Aaa	1,205	1,207,651
St. Paul MN Hsg & Redev Auth Multi Fam Hsg Rev Selby AMT(8)(12)	5.50%	9/20/2044	Aaa	750	759,097
Total					11,111,788
Industrial 0.55%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	300	300,705
Lease 3.88%
Olmsted Cnty MN Hsg & Redev	5.00%	2/1/2023	AAA	275	284,592
Rochester MN Indpt Sch Dist No 535 COP(11)	5.125%	2/1/2020	AAA	85	88,216
St. Paul MN Port Auth Lease Rev Office Bldg	5.25%	12/1/2027	AA+	1,000	1,043,020
St. Paul MN Port Auth Lease Rev Regions Hosp Pkg Ramp Pj Ser 1	5.00%	8/1/2036	NR	750	687,937
Total					2,103,765
Miscellaneous 2.44%
Bemidji MN Lease Rev MN St Bureau Crim Appreh(15)	5.80%	12/1/2021	Aaa	460	472,121
Douglas Cnty MN Hsg & Redev Governmental Hsg Ser A(15)	5.50%	1/1/2032	Aaa	560	587,328
MN St Ret Sys Bldg Rev	6.00%	6/1/2030	AAA	250	265,147
Total					1,324,596
Power 6.72%
Chaska MN Elec Rev Generating Facs Ser A	5.00%	10/1/2030	A3	500	510,235
MN St Muni Pwr Agy Elec Rev	5.00%	10/1/2035	A3	2,000	2,031,600
Puerto Rico Elec Pwr Auth Rev Ser DD(11)	4.50%	7/1/2019	AAA	95	95,898

See Notes to Financial Statements.

Schedule of Investments (continued)

MINNESOTA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Power (continued)
Western MN Muni Pwr Agy Pj Ser A(2)	5.50%	1/1/2016	Aaa	$565	$595,261
Western MN Muni Pwr Agy Ser A(15)	5.00%	1/1/2026	Aaa	400	413,376
Total					3,646,370
Pre-Refunded 20.10%
Bloomington MN Indpt Sch Dist No 271 Ser A(11)	5.125%	2/1/2024	Aaa	1,000	1,053,590
Chaska MN Elec Rev Ser A	6.00%	10/1/2025	A3	250	267,327
Elk River MN Indpt Sch Dist No 728 Ser A(15)	5.50%	2/1/2021	Aaa	500	527,590
Lake Superior MN Indpt Sch Dist No 381 Ser A(11)	5.00%	4/1/2023	Aaa	500	529,245
Medford MN Indpt Sch No 763 Ser A(11)	5.50%	2/1/2031	Aaa	500	527,750
Minneapolis & St. Paul MN Met Commn Arpt Rev Sub Ser C(10)	5.25%	1/1/2026	AAA	2,000	2,103,220
Minneapolis MN Spl Sch Dist No 001 COP	5.75%	2/1/2015	AAA	100	100,734
Minneapolis MN Spl Sch Dist No 001 COP	5.75%	2/1/2017	AAA	1,120	1,128,221
MN Agric & Econ Dev Bd Rev Hlthcare Sys A(15)	5.50%	11/15/2017	AAA	175	178,873
Morris MN Indpt Sch Dist No 769 Bldg(15)	5.00%	2/1/2028	AAA	1,000	1,056,840
Pequot Lakes MN Indpt Sch Dist No 186(10)	5.25%	2/1/2022	AAA	1,550	1,640,737
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.375%	7/1/2036	AAA	100	107,989
Robbinsdale MN Hsg Dev Sr Hsg Pj Ser B(10)	5.75%	1/1/2023	Aaa	250	261,915
Rochester MN Elec Util Rev TCRS(2)	5.25%	12/1/2030	AAA	1,000	1,051,280
Scott Cnty MN Hsg & Redev Savage City Hamilton Apts Pj GTD(2)	5.60%	2/1/2019	Aaa	80	83,003
Univ MN Ser A	5.75%	7/1/2018	Aaa	250	288,125
Total					10,906,439
Sales Tax 1.87%
Hennepin Cnty MN Sales Tax Rev Hennepin Cnty Sales Tax	4.75%	12/15/2029	AAA	1,000	1,014,480

See Notes to Financial Statements.

Schedule of Investments (concluded)

MINNESOTA TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax 2.91%
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln Nts(10)	5.00%	10/1/2025	AAA	$1,500	$1,579,920
Transportation 3.60%
St. Paul MN Port Auth Lease Rev Office Bldg at Robnert St 3-11	5.00%	12/1/2027	AA+	1,000	1,031,470
St. Paul MN Port Auth Ltd Tax Brownfields Redev 2	5.00%	3/1/2037	AA+	895	920,686
Total					1,952,156
Total Municipal Bonds (cost $56,167,320)					56,574,146
SHORT-TERM INVESTMENT 0.55%
Variable Rate Demand Note
Univ MN Ser A(h) (cost $300,000)	3.85%	10/3/2007	AA	300	300,000
Total Investments in Securities 104.80% (cost $56,467,320)					56,874,146
Liabilities in Excess of Cash and Other Assets(f) (4.80%)					(2,607,420)
Net Assets 100.00%					$54,266,726
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	53	Short	$(5,901,219)	$3,394

See Notes to Financial Statements.

Schedule of Investments

MISSOURI TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 107.54%
Education 13.05%
Curators Univ MO Sys Facs Rev Ser A	5.00%	11/1/2023	Aa2	$2,000	$2,116,800
Lincoln Univ MO Auxiliary Sys(3)	5.00%	6/1/2027	AAA	500	521,775
Lincoln Univ MO Auxiliary Sys(3)	5.125%	6/1/2037	AAA	1,250	1,300,650
MO St Hlth & Edl Facs Auth Rev Ref Washington Univ	5.00%	2/15/2033	AAA	6,995	7,186,593
MO St Hlth & Edl Facs Auth Rev Ref Washington Univ Ser A	4.75%	11/15/2037	AAA	2,050	2,055,781
MO St Hlth & Edl Facs Auth Rev Ref Washington Univ Ser A	5.00%	2/15/2022	AAA	600	632,058
MO St Hlth & Edl Facs Auth Rev Ref Washington Univ Ser B	5.00%	3/1/2030	AAA	1,800	1,838,376
MO St Hlth & Edl Facs Auth Rev Ref Webster Univ(15)	5.25%	4/1/2021	Aaa	2,000	2,086,740
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.25%	6/15/2025	NR	575	542,064
St. Louis MO Indl Dev Auth Rev Confluence Academy Pj Ser A	5.35%	6/15/2032	NR	1,000	926,410
Univ MO Univ Rev Sys Facs Ser B(14)(15)	5.00%	11/1/2027	AAA	1,500	1,543,365
Total					20,750,612
General Obligation 13.09%
Belton MO(15)	5.00%	3/1/2020	Aaa	300	319,254
Jackson Cnty MO Reorg Sch Dist No 7 Lee's Summit Sch Bldg(15)	5.25%	3/1/2022	Aaa	1,000	1,073,720
Kansas City MO Indl Dev Auth Rev Kansas City MO(2)	4.50%	12/1/2032	AAA	850	836,111
MO St Brd Pub Bldgs Spl Oblig Ser A~(g)	5.00%	10/15/2027	AA+	10,000	10,364,150
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	2,246,725
Puerto Rico Comwlth Pub Impt Ser A(14)(15)	5.50%	7/1/2029	AAA	1,000	1,145,260
St. Louis Cnty MO Pkwy Sch Ser A	5.00%	3/1/2024	AA+	3,320	3,473,517
St. Louis Cnty MO Sch Dist No R 8 Lindbergh(15)	Zero Coupon	3/1/2018	AAA	2,080	1,349,358
Total					20,808,095

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare 10.01%
Cape Girardeau Cnty MO Indl Dev Auth Hlth Care Facs Rev Unrefund Bal Southeast MO Hosp	5.75%	6/1/2032	BBB+(c)	$260	$263,578
Hannibal MO Indl Dev Auth Hlth Facs Rev	5.00%	3/1/2022	BBB+	835	810,752
Joplin MO Indl Dev Auth Hlth Facs Rev Freeman Hlth Pj	5.75%	2/15/2035	BBB+	2,500	2,565,325
MO St Hlth & Edl Facs Auth BJC Hlth Sys	5.25%	5/15/2032	AA	5,000	5,089,650
MO St Hlth & Edl Facs Auth Rev PA 1049 RIBs RITES(2)	8.447%	6/1/2010	NR	855	1,038,115
MO St Hlth & Edl Facs Auth Rev Sr Living Facs Lutheran Ser A	5.375%	2/1/2035	A-(c)	3,680	3,716,322
St. Genevieve Cnty MO Hosp Rev Ser B	5.00%	3/1/2032	NR	1,510	1,403,424
St. Louis Cnty MO Indl Dev Auth Sr Living Facs Rev St. Andrews Res for Srs Ser A	6.375%	12/1/2041	NR	1,000	1,024,300
Total					15,911,466
Housing 5.79%
MO St Dev Fin Bd Multi Fam Rev Ref Hsg Quality Hill Pj Ser A(16)	5.60%	9/15/2028	AA	2,115	2,123,841
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg A-1 AMT(13)	5.90%	9/1/2035	AAA	820	862,082
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Hmownrship Ln Pg B AMT(13)	4.70%	9/1/2026	AAA	2,000	1,941,360
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Mtg Rev AMT(13)	5.375%#	9/1/2022	AAA	625	626,744
MO St Hsg Dev Cmnty Mtg Rev Sing Fam Ser E-1 AMT(13)	Zero Coupon	3/1/2029	AAA	625	195,675
MO St Hsg Dev Commn Rev Multi Fam Hsg Ashley Pk 2 AMT(8)	4.875%	7/1/2037	AA	1,500	1,437,435
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT(8)	4.875%	7/1/2030	AA	530	519,607
MO St Hsg Dev Commn Rev Multi Fam Hsg Meadow Ridge 1 AMT(8)	5.00%	7/1/2037	AA	900	888,948
MO St Hsg Dev Commn Rev Multi Fam Hsg Met Vlg-5 AMT(8)	4.75%	7/1/2021	AA	615	605,203
Total					9,200,895

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial 1.06%
MO St Dev Fin Bd Solid Wst Disp Rev Procter & Gamble Paper Pj AMT	5.20%	3/15/2029	AA-	$1,150	$1,217,516
Virgin Islands Pub Fin Auth Refinery Facs Rev Hovensa Refinery AMT	4.70%	7/1/2022	BBB	500	468,120
Total					1,685,636
Lease 5.40%
Cape Girardeau Cnty MO Bldg Corp Reorg Sch Dist R-02 Leasehold Jackson R-II HS(15)	5.25%	3/1/2026	AAA	1,000	1,064,240
Grandview MO COP(10)	5.00%	1/1/2027	Aaa	1,700	1,761,693
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj	5.00%	12/1/2029	Aa3	1,500	1,540,770
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj Ser A(15)	5.00%	12/1/2018	Aaa	1,385	1,474,969
Jackson Cnty MO Pub Bldg Corp Leasehold Rev Cap Impts Pj Ser B	5.00%	12/1/2031	Aa3	1,000	1,034,100
Kansas City MO Spl Fac Rev MCI Overhaul Base Pj Ser G AMT	4.50%	9/1/2026	AA-	585	546,747
MO St Dev Fin Brd Infra Facs Rev Branson Landing Pj Ser A	5.00%	6/1/2035	BBB+	220	207,722
Riverside MO Indl Dev Auth Riverside Horizons Pj Ser A(1)	5.00%	5/1/2027	A	500	485,995
Springfield MO Spl Oblig Heers Garage Pj Ser B	4.50%	11/1/2027	A1	500	474,610
Total					8,590,846
Miscellaneous 7.84%
Kansas City MO Muni Assistance Corp Rev Leasehold Ser 2001A(2)	5.00%	3/1/2019	AAA	1,500	1,558,980
Kansas City MO Muni Assistance Corp Rev Ser A	5.125%	3/1/2019	A2	1,100	1,128,094
MO Dev Fin Bd Cultural Facs Rev Ser B	5.00%	6/1/2037	AAA	2,000	2,077,540
MO St Dev Fin Bd Infra Facs Crackerneck Creek Pj Ser C	5.00%	3/1/2028	A+	1,000	1,008,150
MO St Dev Fin Bd Midwest Res Inst Pj	4.50%	11/1/2027	Baa2	1,000	889,940
MO St Dev Fin Bd Midwest Res Inst Pj	5.00%	11/1/2022	Baa2	1,000	994,730
Puerto Rico Pub Impt Bldgs Govt Facs Ser I GTD	5.25%	7/1/2033	BBB-	2,500	2,568,325

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous (continued)
Puerto Rico Pub Impt Bldgs Govt Facs Ser C GTD	5.75%	7/1/2018	BBB-	$1,000	$1,114,520
St. Louis MO Indl Dev Auth Rev Convtn Ctr Hotel(2)	Zero Coupon	7/15/2020	AAA	2,000	1,132,320
Total					12,472,599
Power 8.27%
MO Jt Muni Elec Util Cmnty Pwr Iatan 2 Pj Ser A(2)	5.00%	1/1/2034	Aaa	1,000	1,031,970
MO Jnt Muni Elec Util Cmnty Pwr Pj Rev Plum Point Pj~(g)(15)	5.00%	1/1/2034	AAA	7,000	7,175,350
MO Jt Muni Elec Util Cmnty Pwr Pj Rev Ser A(2)	5.00%	1/1/2023	AAA	3,000	3,165,630
Puerto Rico Elec Pwr Auth Pwr Rev Ser RR(18)	5.00%	7/1/2025	AAA	1,000	1,048,990
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	730	718,970
Total					13,140,910
Pre-Refunded 26.48%
Boone Cnty MO Reorg Sch Dist No R-6	6.00%	3/1/2020	AA+	500	526,395
Bowling Green MO Sch Dist R-I Bldg Corp Leasehold Rev(15)	5.85%	3/1/2020	Aaa	1,000	1,053,370
Cape Girardeau Cnty MO Indl Dev Auth Hlth Care Southeast MO Hosp	5.75%	6/1/2032	AAA(c)	1,340	1,459,541
Franklin Cnty MO Reorg Sch Dist No R-XV MO Direct Deposit Pg	6.00%	3/1/2020	AA+	390	410,588
Gladstone MO Ser A COP(2)	5.35%	6/15/2016	Aaa	1,095	1,146,126
MO Dev Fin Bd Cultural Facs Nelson Gallery Fndtn Ser A(15)	5.00%	12/1/2030	AAA	3,300	3,389,496
MO St Bonne Terre Prison Pj Ser A COP(2)	5.15%	6/1/2018	AAA	1,015	1,042,415
MO St Dev Fin Bd Infra Facs Rev Hartman Heritage Ctr Pj Ser A(2)	5.875%	4/1/2020	Aaa	1,000	1,034,880
MO St Hlth & Edl Facs Auth Rev(2)	5.25%	6/1/2028	AAA	5,000	5,333,150
MO St Hlth & Edl Facs Auth Washington Univ Ser A	6.00%	3/1/2030	Aaa	850	905,701
MO St Hwy & Trans Commn St Rd Rev Ser A	5.25%	2/1/2020	AAA	1,830	1,926,752
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	5,000	5,466,175

See Notes to Financial Statements.

Schedule of Investments (continued)

MISSOURI TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Comwlth Hwy & Transn Auth Hwy Rev Ser Y	5.50%	7/1/2036	Aaa	$500	$563,500
Puerto Rico Comwlth Infrstr Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	6,100	6,452,641
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	A3	1,185	1,278,603
St. Louis Cnty MO Pattonville No R-3 Sch Dist(10)	6.00%	3/1/2019	AAA	845	900,778
St. Louis MO Arpt Rev Arpt Ser A(15)	5.125%	7/1/2022	AAA	2,000	2,108,000
St. Louis MO Arpt Rev Arpt Dev Pg Ser A(15)	5.25%	7/1/2031	AAA	2,000	2,116,680
St. Louis MO Muni Fin Corp Leasehold Rev Lease Carnahan Courthouse Ser A(10)	5.125%	2/15/2027	Aaa	1,500	1,592,850
St. Louis MO Muni Fin Corp Rev City Justice Ctr Ser A(2)	6.00%	2/15/2020	Aaa	760	809,400
St. Louis MO Sch Dist(10)	6.00%	4/1/2012	AAA	575	582,406
Univ MO Univ Rev Sys Facs	5.80%	11/1/2027	AA	1,975	1,998,029
Total					42,097,476
Resource Recovery 0.97%
MO St Envr Impt & Enrg Unrefunded Bal St Revolving B	7.20%	7/1/2016	Aaa	1,085	1,086,541
MO St Envr Impt & Enrg Unrefunded Bal St Revolving D	5.625%	7/1/2016	Aaa	220	221,381
MO St Envr Impt & Enrg Unrefunded Bal St Revolving E	5.90%	1/1/2019	Aaa	240	241,337
Total					1,549,259
Sales Tax 3.24%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	1,038,040
St. Louis MO Muni Fin Corp Rec Sales Tax Leasehold Rev(2)	5.00%	2/15/2037	AAA	4,000	4,105,120
Total					5,143,160
Special Tax 3.64%
Branson Hills Infras Facs Cmnty Impt Dist MO Spl Ser A	5.50%	4/1/2027	NR	1,375	1,333,447
Howard Bend MO Levee Dist Impt	4.40%	3/1/2026	BBB-	1,000	938,850
Kansas City MO Tax Inc Fing Comm Tax Inc Rev Kansas Cty MO Maincor Pj Ser A	5.25%	3/1/2018	NR	500	498,785

See Notes to Financial Statements.

Schedule of Investments (concluded)

MISSOURI TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
Osage Beach MO Tax Inc Prewitts Pt Pj	5.00%	5/1/2023	NR	$1,000	$959,200
Riverside Quindaro Bend Levee Dist MO Impt Rev Ref L 385 Pj(16)	5.00%	3/1/2017	AA	795	819,041
Stone Canyon Cmnty Impt Dist MO Rev Pub Infras Impt Pj	5.75%	4/1/2027	NR	1,300	1,239,979
Total					5,789,302
Tobacco 0.69%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	1,100	1,102,585
Transportation 2.85%
Bi State Dev Agy MO Met Dist Rev Metrolink Cross Cnty Pj B(11)	5.00%	10/1/2032	AAA	3,500	3,607,730
St. Louis MO Arpt Rev Lambert Intl Arpt Ser A(11)	4.25%	7/1/2032	AAA	1,000	920,790
Total					4,528,520
Water/Sewer 5.16%
Metropolitan St. Louis MO Swr Dist Wst Wtr Sys Rev Ser A(15)	5.00%	5/1/2034	AAA	4,000	4,142,600
MO St Envr Impt & Enrg Res Auth Wtr Fac Ref American Wtr Co Pj AMT(2)	4.60%	12/1/2036	AAA	1,000	953,640
St. Charles Cnty MO Pub Wtr Supply Dist No 2 COP(15)	5.125%	12/1/2027	Aaa	3,000	3,109,410
Total					8,205,650
Total Municipal Bonds (cost $167,162,296)					170,977,011
SHORT-TERM INVESTMENT 0.19%
Variable Rate Demand Note
MO St Hlth & Edl Facs Auth Hlth Facs Rev Cox Hlth Sys(h)(2) (cost $300,000)	4.05%	10/1/2007	AAA	300	300,000
Total Investments in Securities 107.73% (cost $167,462,296)					171,277,011
Liabilities in Excess of Cash and Other Assets(f) (7.73%)					(12,289,846)
Net Assets 100.00%					$158,987,165

Open futures contracts at September 30, 2007:

Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	156	Short	$(17,369,625)	$9,580

See Notes to Financial Statements.

Schedule of Investments

NEW JERSEY TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 108.77%
Education 14.71%
Higher Ed Student Assist Auth NJ Student Loan Rev Ser A AMT(15)	6.15%	6/1/2019	AAA	$500	$508,450
NJ Econ Dev Auth Sch Facs Constr Ser 0	5.25%	3/1/2025	AA-	1,085	1,151,901
NJ Econ Dev Auth Sch Facs Constr Ser P	5.25%	9/1/2024	AA-	1,625	1,734,265
NJ Econ Dev Auth Sch Facs Constr Ser P	5.25%	9/1/2026	AA-	1,000	1,062,410
NJ Econ Dev Auth Sch Facs Constr Ser S	5.00%	9/1/2036	AA-	2,050	2,118,408
NJ St Edl Facs Auth Kean Univ Ser D(10)	5.00%	7/1/2032	AAA	500	522,325
NJ St Edl Facs Auth Kean Univ Ser D(10)	5.00%	7/1/2039	AAA	1,000	1,042,230
NJ St Edl Facs Auth Ref Stevens Inst Technology A	5.00%	7/1/2034	BBB+	1,000	989,730
NJ St Edl Facs Auth Rev Drew Univ Ser D(15)	5.00%	7/1/2037	AAA	3,000	3,124,290
NJ St Edl Facs Auth Rev Georgian Court Univ Ser D	5.25%	7/1/2037	BBB+	750	770,670
NJ St Edl Facs Auth Rev Rider Univ Ser C(16)	4.70%	7/1/2027	AA	2,000	1,913,020
NJ St Edl Facs Auth Rev Rider Univ Ser C(16)	5.00%	7/1/2037	AA	1,500	1,470,300
NJ St Edl Facs Auth Rev William Paterson Ser E(18)	5.00%	7/1/2027	AAA	2,500	2,577,475
Total					18,985,474
General Obligation 7.29%
Essex Cnty NJ Impt Auth Pj Rev Cons GTD(2)	5.25%	12/15/2018	Aaa	2,000	2,225,700
Millburn Twp NJ Sch Dist	5.35%	7/15/2018	Aa1	1,050	1,181,932
Millburn Twp NJ Sch Dist	5.35%	7/15/2019	Aa1	250	282,203
Montville Twp NJ Fire Dist No 23	5.25%	7/15/2016	A2	410	435,896
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	2,500	2,246,725
Pohatcong Twp NJ Sch Dist(11)	5.25%	7/15/2026	AAA	1,335	1,514,918
Puerto Rico Comwlth Pub Impt CR(11)	4.50%	7/1/2023	AAA	1,000	1,006,610
Puerto Rico Comwlth Unrefunded Pub Impt Ser A	5.25%	7/1/2030	BBB-	500	516,595

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Rahway NJ(11)	4.125%	12/15/2026	Aaa	$5	$4,754
Total					9,415,333
Healthcare 13.43%
Camden Cnty NJ Impt Auth Hlthcare Redev Rev Cooper Hlth Sys Oblig Grp A	5.00%	2/15/2035	BBB	760	717,790
NJ Econ Dev Auth Rev Masonic Charity Fndtn Pj	6.00%	6/1/2025	A-	1,000	1,070,190
NJ Hlthcare Fac Fin Auth Rev Atlanticare Regl Med Ctr	5.00%	7/1/2037	A+	500	500,345
NJ Hlthcare Fac Fin Auth Rev Cap Hlth Sys Oblig Grp Ser A	5.375%	7/1/2033	Baa1	2,000	2,006,180
NJ Hlthcare Fac Fin Auth Rev Holy Name Hosp	5.00%	7/1/2036	BBB	1,700	1,620,219
NJ Hlthcare Fac Fin Auth Rev Hunterdon Med Ctr Ser A	5.25%	7/1/2025	A-	600	624,270
NJ Hlthcare Fac Fin Auth Rev Robert Wood Johnson Univ Hosp	5.75%	7/1/2031	A2	3,000	3,117,570
NJ Hlthcare Fac Fin Auth Rev Somerset Med Ctr	5.50%	7/1/2033	Ba1	200	194,352
NJ Hlthcare Fac Fin Auth Rev South Jersey Hosp	5.00%	7/1/2046	A3	2,000	1,999,840
NJ Hlthcare Fac Fin Auth Rev St. Clare's Hosp Ser A(16)	4.75%	7/1/2025	AA	1,100	1,088,219
NJ Hlthcare Fac Fin Auth Rev Trinitas Hosp Oblig Grp Ser A	4.75%	7/1/2024	BBB-	1,000	936,200
NJ Hlthcare Fac Fin Auth Rev Trinitas Hosp Oblig Grp Ser A	5.25%	7/1/2030	BBB-	1,000	965,170
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	AA	415	443,241
Puerto Rico Indl Tourist Ed & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	AA	1,000	1,059,300
Puerto Rico Indl Tourist Ed & Mutuo Oblig Grp Ser A(15)	6.25%	7/1/2024	AAA	1,000	1,001,550
Total					17,344,436
Housing 5.98%
Burlington Cnty NJ Bridge Commn Econ Dev Rev The Evergreens Pj(d)	5.625%	1/1/2038	NR	1,000	997,740
NJ Econ Dev Auth Ref Cranes Mill Pj	5.00%	6/1/2015	BBB-(c)	910	915,696

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing (continued)
NJ Econ Dev Auth Ret Cmty Rev Seabrook Vlg Inc Fac	5.25%	11/15/2036	NR	$1,500	$1,402,515
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	500	478,575
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	1,000	940,570
NJ St Hsg & Mtg Fin Agy Rev Sing Fam Hsg Ser T AMT	4.625%	10/1/2027	AA	2,000	1,918,080
NJ St Hsg & Mtg Fin Ser A AMT(15)	4.95%	11/1/2048	AAA	1,000	959,350
Virgin Islands Hsg Fin Auth Sing Fam Rev Ser A AMT(12)	6.50%	3/1/2025	NR	100	100,658
Total					7,713,184
Industrial 7.81%
Bayonne NJ Redev Agy Royal Caribbean Pj Ser A AMT	5.375%	11/1/2035	BBB-	750	728,288
NJ Econ Dev Auth Amer Wtr Co Inc Ser B AMT(10)	5.375%	5/1/2032	AAA	5,000	5,114,950
NJ Econ Dev Auth Amer Wtr Middlesex Wtr Co Pj AMT(15)	5.35%	2/1/2038	AAA	2,500	2,542,975
NJ Econ Dev Auth Kapkowski Rd Landfill Pj	6.50%	4/1/2028	Baa3	675	761,717
Virgin Islands Pub Fin Auth Refinery Facs Rev Sr Secd Havensa Refinery AMT	4.70%	7/1/2022	BBB	1,000	936,240
Total					10,084,170
Lease 5.84%
Middlesex Cnty NJ Impt Auth Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	1,300	1,287,780
Morris-Union Jointure Commn NJ COP(16)	5.00%	5/1/2027	AA	1,000	999,960
NJ Econ Dev Auth Rev Ser U(d)(11)	5.00%	9/1/2023	AAA	2,030	2,145,304
NJ Econ Dev Auth Rev Ser U(d)(11)	5.00%	9/1/2024	AAA	1,000	1,054,320
Rutgers St Univ NJ COP(2)	5.00%	1/1/2038	AAA	2,000	2,051,580
Total					7,538,944
Miscellaneous 2.50%
Hudson Cnty NJ Impt Auth Hudson Regl Fire/Rescue Ser A(2)	5.625%	9/1/2019	Aaa	100	104,166

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous (continued)
Monmouth Cnty NJ Impt Auth Rev Unrefunded Bal Govt Ln(15)	6.40%	12/1/2009	AAA	$195	$195,406
NJ Econ Dev Auth Motor Vehicle Surcharge Rev Ser A(15)	5.00%	7/1/2034	AAA	100	103,403
NJ Econ Dev Auth Muni Rehab(2)	5.00%	4/1/2028	AAA	1,130	1,161,109
Puerto Rico Pub Impt Bldgs Auth Rev Govt Facs Ser I GTD	5.25%	7/1/2033	BBB-	1,250	1,284,162
Rahway NJ COP(15)	5.625%	2/15/2020	Aaa	365	383,600
Total					3,231,846
Power 0.76%
Virgin Islands Wtr & Pwr Auth Elec Sys Rev Ser A	5.00%	7/1/2031	BBB-	1,000	984,890
Pre-Refunded 22.37%
Carteret NJ Bd Ed COP(15)	5.75%	1/15/2030	Aaa	80	83,966
Carteret NJ Bd Ed COP(15)	6.00%	1/15/2024	Aaa	430	454,807
NJ Envr Infras Ser 2004A	5.25%	9/1/2020	AAA	1,000	1,056,470
NJ St Edl Facs Auth Rev Princeton Univ Ser H	5.25%	7/1/2022	AAA	2,560	2,674,765
NJ St Edl Facs Auth Rev Princeton Univ Ser H	5.375%	7/1/2024	AAA	2,000	2,096,140
NJ St Tpk Auth Rev Ser A	5.50%	1/1/2027	A	2,000	2,083,740
NJ St Transn Tr Fd Auth Transn Sys Ser B	6.00%	6/15/2019	AAA	6,500	6,911,320
North Bergen Twp NJ Bd Ed COP(11)	6.125%	12/15/2022	Aaa	1,185	1,288,178
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	5,500	6,012,792
Puerto Rico Comwlth Infrstr Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	2,000	2,115,620
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(15)	5.00%	7/1/2032	AAA	2,000	2,147,240
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN	5.125%	7/1/2029	A3	790	852,402
South Brunswick Twp NJ(10)	5.625%	12/1/2023	AAA	45	47,010
Trenton NJ Pkg Auth Pkg Rev GTD(10)	6.00%	4/1/2017	Aaa	1,000	1,058,730
Total					28,883,180

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Sales Tax 0.81%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	$1,000	$1,038,040
Special Tax 0.52%
NJ Econ Dev Auth Newark Downtown Dist Mgt Corp	5.125%	6/15/2037	Baa3	700	673,624
Tobacco 4.69%
Tob Sttlmnt Fin Corp NJ Cap Apprec Asset Bkd 1C	Zero Coupon	6/1/2041	BBB-	25,000	2,693,250
Tob Sttlmnt Fin Corp NJ Ser 1A	4.75%	6/1/2034	BBB	1,000	827,620
Tob Sttlmnt Fin Corp NJ Ser 1A	5.00%	6/1/2041	BBB	3,000	2,538,900
Total					6,059,770
Transportation 21.24%
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser B(11)	5.10%	1/1/2021	AAA	1,435	1,495,399
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser B(11)	5.20%	1/1/2025	AAA	1,700	1,772,063
NJ Econ Dev Auth AMT Spl Fac Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	1,000	1,011,780
NJ Econ Dev Auth Spl Fac Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	320	291,789
NJ St Transn Tr Fd(2)	5.25%	12/15/2022	AAA	1,500	1,663,035
NJ St Transn Tr Fd Transn Sys Ser A~(g)(15)	5.25%	12/15/2021	AAA	10,000	11,069,300
Port Auth NY & NJ(11)	5.00%	4/15/2032	AAA	4,725	4,902,755
Port Auth NY & NJ Cons 125th Ser(11)	5.00%	10/15/2027	AAA	5,000	5,221,750
Total					27,427,871
Water/Sewer 0.82%
North Hudson Swr Auth NJ Rev Ser C(15)	5.00%	8/1/2022	Aaa	1,025	1,059,522
Total Municipal Bonds (cost $137,899,123)					140,440,284

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW JERSEY TAX FREE FUND September 30, 2007

Investments				Shares (000)	Value
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus NJ Municipal Cash Management (cost $1,150)				1	$1,150
Total Investments in Securities 108.77% (cost $137,900,273)					140,441,434
Liabilities in Excess of Cash and Other Assets(f) (8.77%)					(11,325,030)
Net Assets 100.00%					$129,116,404
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	91	Short	$(10,132,281)	$5,450

See Notes to Financial Statements.

Schedule of Investments

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 105.39%
Education 9.28%
Albany NY Indl Dev Agy Civic Fac Rev Albany College Pharmacy Pj Ser A	5.625%	12/1/2034	BBB-(c)	$700	$701,778
Albany NY Indl Dev Agy Civic Fac Rev Albany Law Sch Univ Ser A	5.00%	7/1/2031	BBB	1,000	949,310
Albany NY Indl Dev Agy Civic Fac Rev Brighter Choice Charter Ser A	5.00%	4/1/2027	BBB-(c)	1,000	954,460
Albany NY Indl Dev Agy Civic Fac Rev Brighter Choice Charter Ser A	5.00%	4/1/2037	BBB-(c)	1,000	923,330
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St. Bonaventure Univ	5.00%	5/1/2023	BBB-	500	497,305
Cattaraugus Cnty NY Indl Dev Agy Civic Fac Rev St. Bonaventure Univ	5.10%	5/1/2031	BBB-	1,075	1,050,447
Hempstead Twn NY Indl Dev Agy Civic Fac Rev Hofstra Univ Pj(15)	5.80%	7/1/2015	AAA	750	758,467
New York City NY Indl Dev Agy Civic Rev NY Institute of Tech(15)	5.25%	3/1/2023	AAA	100	106,024
New York City NY Indl Dev Agy Cvic Fac Polytechnic Univ Proj(1)	5.25%	11/1/2037	A	1,000	982,150
NY St Dorm Auth Lease Rev Cap Apprec Court Fac	Zero Coupon	8/1/2021	AA+	3,265	1,791,016
NY St Dorm Auth Rev 4201 Schools Pg	6.25%	7/1/2020	AA-	1,685	1,816,312
NY St Dorm Auth Rev Colgate Univ(15)	6.00%	7/1/2016	AAA	1,000	1,127,130
NY St Dorm Auth Rev New York Univ Ser A(2)	5.75%	7/1/2015	AAA	2,000	2,272,320
NY St Dorm Auth Rev Non St Supp Debt New York Univ Ser A(2)	5.00%	7/1/2037	Aaa	2,455	2,546,891
NY St Dorm Auth Rev Pratt Institute(16)	6.00%	7/1/2024	AA	1,000	1,046,420
NY St Dorm Auth Rev Pratt Institute(16)	6.00%	7/1/2028	AA	2,000	2,091,120
NY St Dorm Auth Rev Spl Act Sch Dist Pj(15)	6.00%	7/1/2016	AAA	1,400	1,402,226
NY St Dorm Auth Revs New York Univ A(10)	5.00%	7/1/2034	AAA	3,125	3,223,969
Rensselaer Cnty NY Indl Dev Agy Civic Fac Rev Polytech Inst Ser B TCRS(2)	5.50%	8/1/2022	AAA	200	207,660
Seneca Cnty NY Indl Dev Agy Civic Fac Rev New York Chiropractic College	5.00%	10/1/2027	BBB	500	495,630
Total					24,943,965

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Gaming 0.74%
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.00%	12/1/2023	BB	$1,000	$962,720
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	1,000	1,019,640
Total					1,982,360
General Obligation 8.80%
Erie Cnty NY Indl Dev Agy Sch Fac Rev City of Buffalo Pj(11)	5.75%	5/1/2023	AAA	1,250	1,352,037
New York NY Ser D	5.00%	2/1/2025	AA	2,000	2,084,660
New York NY Ser J Sub Ser J-1	5.00%	6/1/2031	AA	5,000	5,141,250
New York NY Sub Ser C-1(d)	5.00%	10/1/2026	AA	3,070	3,199,984
New York NY Sub Ser C-1	5.25%	8/15/2026	AA	2,500	2,629,150
New York NY Unrefunded Bal Ser J	5.50%	6/1/2022	AA	200	214,006
Northern Mariana Islands Ser B	5.00%	10/1/2033	NR	4,000	3,594,760
Puerto Rico Comwlth Pub Impt	5.25%	7/1/2018	BBB-	2,000	2,153,060
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2024	BBB-	1,500	1,553,985
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,090	1,122,068
Puerto Rico Comwlth Unrefunded Pub Impt(14)(15)	5.00%	7/1/2028	AAA	605	614,293
Total					23,659,253
Healthcare 10.30%
Cortland Cnty NY Indl Dev Agy Cortland Mem Hosp Pj(16)	5.625%	7/1/2024	AA	1,750	1,824,270
Dutchess Cnty NY Indl Dev Agy Civic Fac Rev Elant Fishkill Inc Ser A	5.25%	1/1/2037	NR	2,825	2,718,639
Genesee Cnty NY Indl Dev Agy Civic Fac Rev United Mem Med Ctr Pj	5.00%	12/1/2032	NR	1,000	910,700
NY New York City Indl Dev Agy Rev Harbor House Pj A(12)	5.875%	5/20/2044	AA+	595	650,811
NY St Dorm Auth Rev Mental Hlth Svc Fac(14)(15)	6.00%	8/15/2012	AAA	1,460	1,613,023
NY St Dorm Auth Rev Mtg Nursing Home A(8)(15)	5.40%	2/1/2031	AAA	300	315,747
NY St Dorm Auth Rev Mtg Nursing Home A(8)(15)	5.50%	8/1/2030	AAA	1,000	1,050,260
NY St Dorm Auth Rev Mtg Nursing Home A(8)(15)	5.50%	8/1/2038	AAA	1,000	1,048,610

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2020	BB	$1,935	$1,938,928
NY St Dorm Auth Rev Non St Supp Debt NYU Hosp Ctr Ser A	5.00%	7/1/2036	BB	1,265	1,196,740
NY St Dorm Auth Rev NY St Rehab Assn Ser A(2)	5.50%	7/1/2016	AAA	935	1,004,807
NY St Dorm Auth Rev St Supp Debt Unrefunded Bal 2007 Mental Ser B(15)	6.00%	2/15/2025	AAA	5	5,270
NY St Dorm Auth Rev St Supp Debt Unrefunded Bal 2007 Mental Ser B(15)	6.00%	2/15/2030	AAA	5	5,266
NY St Dorm Auth Rev Utd Cerebral Palsy Aff No 1-A(2)	5.75%	7/1/2018	AAA	1,000	1,090,860
NY St Dorm Auth Revs Catholic Hlth LI Oblig Grp	5.00%	7/1/2027	Baa1	1,250	1,232,925
NY St Dorm Auth Revs Lenox Hill Hosp Oblig Group	5.50%	7/1/2030	Ba2	1,500	1,511,925
NY St Dorm Auth Revs Non St Supp Debt North Shore LI Jewish Oblig Grp A	5.00%	5/1/2037	A3	2,630	2,633,866
NY St Dorm Auth Revs Non St Supp Debt NY Presbyterian Hosp(11)	5.25%	2/15/2031	AAA	2,500	2,606,575
NY St Dorm Auth Revs St Supp Debt 2007 Mental B(15)	6.00%	2/15/2025	AAA	985	1,041,569
NY St Dorm Auth Revs St Supp Debt 2007 Mental B(15)	6.00%	2/15/2030	AAA	985	1,041,569
Suffolk Cnty NY Indl Dev Agy Civic Fac Rev Eastern Long Island Hosp Assn†	5.375%	1/1/2027	NR	1,330	1,293,372
Suffolk Cnty NY Indl Dev Agy Civic Fac Rev Eastern Long Island Hosp Assn†	5.50%	1/1/2037	NR	1,000	964,710
Total					27,700,442
Housing 6.32%
NY New York City Hsg Dev Corp Multi Fam Hsg Rev Ser A AMT	5.50%	11/1/2034	AA	1,500	1,529,670
NY New York City Hsg Dev Corp Multi Fam Rev Hsg Ser L AMT	4.85%	11/1/2025	AA	3,205	3,182,020
NY New York City Hsg Dev Corp Ser B-2 AMT	5.30%	5/1/2036	AA	2,000	2,038,800
NY New York City Hsg Dev Corp Ser D-1	4.95%	11/1/2036	AA	2,510	2,523,178
NY St Dorm Auth Revs 05 Unrefunded Mental D(14)(15)	6.00%	8/15/2021	AAA	20	20,373

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing (continued)
NY St Dorm Auth Revs Upstate Cmnty Colleges Ser B	5.25%	7/1/2021	AA-	$1,000	$1,059,240
NY St Hsg Fin Agy Multi Fam Hsg Rev Crotona Estates Apts Ser A AMT	4.95%	8/15/2038	Aa1	750	734,843
NY St Hsg Fin Agy Multi Fam Hsg Rev Kensico Terrace Apts A AMT(17)	4.90%	2/15/2038	Aa1	1,000	970,720
NY St Hsg Fin Agy Multi Fam Hsg Rev Division Street Ser A AMT(17)	5.00%	2/15/2026	Aa1	650	652,268
NY St Mtg Agy Homeowner Mtg Rev Ser 133 AMT	4.95%	10/1/2021	Aa1	2,000	2,004,960
NY St Mtg Agy Homeowner Mtg Rev Ser 143 AMT	4.875%	10/1/2030	Aa1	2,255	2,207,983
NY St Mtg Agy Rev Hmownr Mtg Ser 70	5.40%	4/1/2022	Aa1	70	70,858
Total					16,994,913
Industrial 9.58%
Broome Cnty NY Indl Dev Agy Civic Univ Plaza Phase II Pj Ser B(1)	5.10%	8/1/2036	A	500	483,835
Essex Cnty NY Indl Dev Agy Intl Paper Co Pj Ser A AMT	4.60%	12/1/2030	BBB	1,400	1,196,454
Liberty NY Dev Corp Rev Goldman Sachs Headquarters~(g)	5.25%	10/1/2035	AA-	10,001	10,658,480
NY Indl Dev Agy Pkg Fac Rev Royal Charter NY Presbyterian(11)	5.75%	12/15/2029	AAA	1,000	1,086,350
NY New York City Indl Dev Agy Spl Fac Rev British Airways AMT	5.25%	12/1/2032	BB+	2,245	2,065,759
NY New York City Indl Dev Agy United Jewish Appeal Fed Pj A	5.00%	7/1/2027	Aa1	1,250	1,295,488
Onondaga Cnty NY Indl Dev Agy Anheuser Busch Pj Ser A	4.875%	7/1/2041	A	3,000	2,910,390
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	1,750	1,698,217
TSASC Inc NY Ser 1	5.125%	6/1/2042	BBB	2,820	2,669,327
Virgin Islands Pub Fin Auth Refinery Facs Rev Hovensa Refinery AMT	4.70%	7/1/2022	BBB	1,015	950,284
Yonkers NY Indl Dev Agy Rev Sacred Heart Assocs Pj Ser A AMT(17)	4.80%	10/1/2026	Aa1	750	732,637
Total					25,747,221

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease 10.45%
NY New York City Educational Construction Fund Rev Ser A~(g)(10)	5.00%	4/1/2031	AAA	$10,210	$10,624,322
NY New York City Indl Dev Agy Rev Queens Baseball Stadium Pilot(2)	5.00%	1/1/2031	AAA	1,000	1,038,940
NY New York City Indl Dev Agy Rev Queens Baseball Stadium Pilot(2)	5.00%	1/1/2046	AAA	4,225	4,341,187
NY New York City Indl Dev Agy Rev Yankee Stadium Pilot(10)	4.50%	3/1/2039	AAA	2,500	2,426,225
NY New York City Indl Dev Agy Rev Yankee Stadium Pilot(15)	4.75%	3/1/2046	AAA	5,000	4,973,550
NY St Urban Dev Corp Rev St Fac	5.70%	4/1/2020	AA-	4,150	4,678,046
Total					28,082,270
Miscellaneous 0.93%
Broome Cnty NY Indl Dev Agy Civic Fac Rev Univ Plaza LLC Phase 1 Pj A(1)	5.20%	8/1/2030	A	750	744,000
Broome Cnty NY Indl Dev Agy Univ Plaza LLC Phase 1 Pj A(1)	5.20%	8/1/2036	A	1,000	975,140
NY New York City Tr Cultr Res Rev Museum of American Art(1)	6.00%	7/1/2022	A	500	522,620
Puerto Rico Pub Impt Bldgs Auth Rev Unrefunded Bal Govt Facs Ser D	5.25%	7/1/2027	BBB-	265	272,248
Total					2,514,008
Power 3.83%
Long Island Pwr Auth NY Elec Gen Ser C	5.00%	9/1/2035	A-	2,000	2,047,580
NY St Enrg Res & Dev Auth Gas Fac Revs Bklyn Unif Gas Co. Ser B RIBs AMT	8.854%	7/1/2026	A	4,000	4,139,840
Puerto Rico Elec Pwr Auth Pwr Rev Ser TT	5.00%	7/1/2037	A3	2,000	2,019,840
Puerto Rico Elec Pwr Auth Ser PP(10)	5.00%	7/1/2025	AAA	2,000	2,087,040
Total					10,294,300
Pre-Refunded 22.77%
Albany NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A(10)	6.375%	12/1/2017	AAA	650	696,111
Buffalo NY Muni Wtr Fin Auth Wtr Sys Rev(11)	6.00%	7/1/2029	AAA	500	526,610
Metropolitan Transn Auth NY Commuter Fac Rev Ser A(10)	6.00%	7/1/2016	AAA	2,000	2,038,080
Metropolitan Transn Auth NY Dedicated Tax Fd Ser A(10)	4.75%	4/1/2028	AAA	2,500	2,682,025

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Metropolitan Transn Auth NY Trans Fac Rev Svc Cntrct Ser R	5.50%	7/1/2017	AAA	$1,000	$1,120,900
New York City Transn Fin Auth Fut Tax 2004 Ser C	5.50%	5/1/2025	AAA	5	5,208
New York City Transn Fin Auth Fut Tax 2005 C	5.50%	5/1/2025	AAA	550	572,880
New York City Transn Fin Auth Rev Fut Tax 2nd Ser B	6.00%	11/15/2024	AAA	950	1,018,761
New York City Transn Fin Auth Rev Fut Tax 2nd Ser B	6.00%	11/15/2029	AAA	2,000	2,144,760
New York City Transn Fin Auth Rev Unrefunded Bal 2005 Fut Tax C	5.00%	5/1/2029	AAA	535	545,967
New York NY Ser C	5.625%	3/15/2020	AAA	1,000	1,085,560
New York NY Ser J	5.50%	6/1/2022	AA	1,310	1,437,083
NY New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B	6.00%	6/15/2033	AA+	1,470	1,566,594
NY St Dorm Auth Lease Rev St Univ Dorm Facs Ser A	6.00%	7/1/2030	AA-	3,500	3,761,520
NY St Dorm Auth Lease Rev St Univ Dorm Facs Ser A	6.25%	7/1/2020	AA-	1,250	1,351,513
NY St Dorm Auth Rev City Univ Sys Cons 4th Gen A	5.50%	7/1/2023	AA-	1,215	1,299,515
NY St Dorm Auth Rev Pace Univ(15)	6.00%	7/1/2029	AAA	1,610	1,731,185
NY St Dorm Auth Rev St Supp Debt 2007 Mental Hlth Ser B(15)	6.00%	2/15/2025	AAA	10	10,574
NY St Dorm Auth Rev St Supp Debt 2007 Mental Hlth Ser B(15)	6.00%	2/15/2030	AAA	10	10,574
NY St Dorm Auth Rev St Univ Adl Facs Ser B(11)	5.75%	5/15/2017	AAA	395	421,141
Puerto Rico Comwlth Aqueduct & Swr Auth Rev ETM	10.25%	7/1/2009	AAA	305	324,288
Puerto Rico Comwlth Bal Pub Impt Ser A	5.375%	7/1/2028	AAA	555	591,192
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser B	6.50%	7/1/2027	BBB+	2,000	2,172,660
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	6,000	6,446,880
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	4,000	4,372,940
Puerto Rico Comwlth Infrstr Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	4,000	4,231,240
Puerto Rico Comwlth Pub Impt(15)	5.00%	7/1/2024	AAA	1,000	1,021,360

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Puerto Rico Comwlth Pub Impt(14)(15)	5.00%	7/1/2028	AAA	$1,130	$1,154,137
Puerto Rico Comwlth Pub Impt Ser A(15)	5.75%	7/1/2026	AAA	3,000	3,173,370
Puerto Rico Elec Pwr Auth Pwr Rev Ser II	5.25%	7/1/2031	A3	3,625	3,925,694
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(15)	5.00%	7/1/2032	AAA	1,500	1,610,430
Puerto Rico Pub Fin Corp Approp E	5.50%	8/1/2029	Aaa	1,000	1,078,370
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.70%	8/1/2025	Aaa	2,000	2,098,800
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser D	5.25%	7/1/2027	BBB	735	788,082
Schenectady NY Indl Dev Agy Civic Fac Rev Union College Pj(2)	5.625%	7/1/2031	Aaa	1,500	1,638,315
St. Lawrence Cnty NY Indl Dev Civic Fac Rev Clarkson Univ Pj	5.125%	7/1/2021	A3	250	255,567
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.625%	7/1/2020	AA+	115	122,474
Tompkins Cnty NY Indl Dev Agy Civic Fac Cornell Univ Lake	5.75%	7/1/2030	AA+	1,500	1,602,360
Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev(2)	5.75%	4/1/2020	Aaa	545	579,716
Total					61,214,436
Resource Recovery 0.75%
NY St Envr Facs Corp Solid Wst Mgmnt Pj Ser A AMT	4.55%	5/1/2012	BBB	1,500	1,496,880
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	BBB-	500	516,595
Total					2,013,475
Sales Tax 2.30%
New York City Transn Fin Auth Fut Tax 2nd Ser E	5.00%	2/1/2033	AAA	2,000	2,048,680
NY St Dorm Auth St Personal Income Tax Rev Ser A	5.00%	3/15/2037	AAA	3,000	3,107,340
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	1,000	1,038,040
Total					6,194,060

See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation 14.91%
Metropolitan Transn Auth NY Transn Ser A	5.00%	11/15/2021	A	$5,000	$5,249,900
Metropolitan Transn Auth NY Transn Ser A	5.00%	11/15/2031	A	5,000	5,139,800
Metropolitan Transn Auth NY Transn Ser F	5.00%	11/15/2030	A	3,000	3,080,370
NY New York City Indl Dev Agy Spl Fac Rev 1990 American Airlines Inc Pj AMT	5.40%	7/1/2019	CCC+	2,635	2,458,613
NY New York City Indl Dev Agy Spl Fac Rev JetBlue Airways Corp Pj AMT	5.125%	5/15/2030	B	1,000	874,510
NY New York City Indl Dev Agy Spl Fac Rev Terminal One Grp Assn Pj AMT	5.50%#	1/1/2024	A3	2,000	2,125,020
Niagara NY Frontier Auth Arpt Buffalo Niagara Intl Ser B(15)	5.50%	4/1/2019	AAA	690	712,080
NY St Twy Auth Gen Rev Ser G(11)	5.25%	1/1/2027	AAA	10,000	10,667,000
Port Auth NY & NJ Cons 93rd Ser	6.125%	6/1/2094	AA-	7,500	8,781,975
Puerto Rico Comwlth Hwy & Transn Auth Sub PR St Infrastr	5.00%	7/1/2028	BBB	1,000	1,006,030
Total					40,095,298
Water/Sewer 4.43%
NY New York City Muni Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution Ser DD	5.00%	6/15/2039	AA	1,500	1,525,635
NY New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A~(g)	5.00%	6/15/2039	AA+	10,000	10,260,250
Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev Unrefunded Bal(2)	5.75%	4/1/2020	Aaa	105	110,811
Total					11,896,696
Total Municipal Bonds (cost $277,437,277)					283,332,697
				Shares (000)
SHORT-TERM INVESTMENTS 1.41%
Money Market Mutual Fund 0.00%
Dreyfus New York Municipal Cash Management				4	3,773

See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW YORK TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Variable Rate Demand Notes 1.41%
NY New York City Transn Fin Auth NYC Recovery Ser 3 Sub Ser 3 E(h)	3.95%	10/1/2007	AAA	$3,000	$3,000,000
New York NY Ser H Sub Ser H2(h)(15)	3.89%	10/1/2007	AAA	800	800,000
Total					3,800,000
Total Short-Term Investments (cost $3,803,773)					3,803,773
Total Investments in Securities 106.80% (cost $281,241,050)					287,136,470
Liabilities in Excess of Cash and Other Assets(f) (6.80%)					(18,287,910)
Net Assets 100.00%					$268,848,560
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	218	Short	$(24,272,938)	$13,111

See Notes to Financial Statements.

Schedule of Investments

TEXAS TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 100.59%
Education 9.33%
Fort Bend TX Indpt Sch Dist Ref Ser A PSF GTD	5.25%	8/15/2027	AAA	$500	$529,480
Houston TX Higher Ed Fin Corp Rice Univ Pj Ser B	4.50%	11/15/2037	AAA	450	433,449
La Vernia Higher Ed Fin Corp Rev Southwest Winners Fndtn Inc A(1)	5.00%	2/15/2024	A	1,210	1,186,090
Rockwall TX Indpt Sch Dist Sch Bldg PSF GTD	5.25%	2/15/2029	AAA	2,000	2,094,000
TX St Pub Fin Auth Chrtr Sch Fin Corp Rev Kipp Inc Ed Ser A(1)	5.00%	2/15/2036	A	1,500	1,379,775
Whitehouse TX Indpt Sch Dist Ref Sch Bldg PSF GTD	4.25%	2/15/2032	AAA	1,000	924,140
Total					6,546,934
General Obligation 27.51%
Argyle TX Indpt Sch Dist Ref(11)	5.25%	8/15/2040	AAA	1,000	1,047,440
Crowley TX Indpt Sch Dist Sch Bldg PSF GTD	5.50%	8/1/2029	AAA	1,000	1,090,380
Dallas Cnty TX Ref & Impt Ser A	5.00%	8/15/2020	AAA	250	259,225
Dallas TX Indpt Sch Dist PSF GTD	5.00%	2/15/2021	AAA	300	310,560
De Soto TX(5)	4.25%	2/15/2027	AAA	1,275	1,202,516
Ennis TX Indpt Sch Dist Cap Apprec PSF GTD	Zero Coupon	8/15/2037	Aaa	8,000	1,721,680
Grand Prairie TX Indpt Sch Dist Sch Bldg Ser A PSF GTD	5.00%	2/15/2028	AAA	1,000	1,043,260
Jacksboro TX Indpt Sch Dist Sch Bldg PSF GTD	5.125%	2/15/2031	AAA	1,000	1,045,230
Mansfield TX Indpt Sch Dist Unrefunded Balance PSF GTD	5.25%	2/15/2023	AAA	145	150,187
Mineral Wells TX Indpt Sch Sch Bldg PSF GTD	5.125%	2/15/2036	Aaa	1,000	1,042,410
Pflugerville TX Indpt Sch Dist PSF GTD	5.00%	8/15/2026	AAA	1,000	1,025,720
Puerto Rico Comwlth Unrefunded Bal Pub Impt Ser A	5.125%	7/1/2031	BBB-	745	754,678
Socorro TX Indpt Sch Dist Unrefunded Bal PSF GTD	6.00%	2/15/2015	AAA	35	35,039
TX St Ser B RIBs	8.496%	9/30/2011	Aa1	5,500	6,317,520

See Notes to Financial Statements.

Schedule of Investments (continued)

TEXAS TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Tyler TX Indpt Sch Dist Sch Bldg PSF GTD	5.125%	2/15/2031	AAA	$700	$730,184
Webster TX Bal Cfts Oblig Ser A(11)	6.00%	3/1/2017	AAA	500	527,105
Winker Cnty TX(16)	5.25%	2/15/2031	AA	1,000	1,003,290
Total					19,306,424
Healthcare 4.79%
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Syst Oblig Corp	5.25%	8/1/2036	Baa2	400	389,540
Puerto Rico Indl Tourist Edl & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2025	AA	910	971,926
Tarrant Cnty TX Cultural Ed Facs Fin Corp Rev TX Hlth Resources Sys Ser B	5.00%	11/15/2047	AA-	2,000	2,001,460
Total					3,362,926
Housing 1.35%
TX St Dept Hsg & Cmnty Affairs Sing Fam Mtg Rev Ser D AMT	4.95%	9/1/2028	AAA	955	945,144
Industrial 15.69%
Cass Cnty TX Indl Dev Corp Envr Impt Rev Ser A AMT	6.00%	9/1/2025	BBB	1,000	1,028,130
Orange Cnty TX Nav & Port Dist Indl Dev Rev North Star Steel TX Pj	6.375%	2/1/2017	A	2,400	2,421,672
Texas City TX Indl Dev Corp Marine Term Rev Arco Pipe Line	7.375%	10/1/2020	AA+	5,500	7,024,215
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	550	533,726
Total					11,007,743
Lease 3.74%
Gulf Coast Wst Disp Auth TX Swr & Solid Wst Disp Rev Anheuser Busch Pj AMT	5.90%	4/1/2036	A	1,505	1,574,922
Harris Cnty Houston TX Sports Auth Rev Sr Lien Ser G(15)	5.25%	11/15/2021	AAA	1,000	1,045,810
Total					2,620,732
Miscellaneous 0.50%
Aleutians East Burough AK Pj Aleutian Pribilof Islands Inc(1)	5.50%	6/1/2036	A	350	353,091

See Notes to Financial Statements.

Schedule of Investments (continued)

TEXAS TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Power 0.46%
Brazos River Auth TX Pollutn Ctrl Rev TXU Energy Co LLC Pj AMT	5.00%	3/1/2041	Caa1	$375	$321,150
Pre-Refunded 28.83%
Gregory Portland TX Indpt Sch Dist PSF GTD	5.50%	8/15/2020	AAA	1,075	1,132,513
Harris Cnty TX Hlth Fac Dev St. Lukes Episcopal Hosp Ser A COP	5.375%	2/15/2026	AAA	1,000	1,064,610
Harris Cnty TX Hlth Facs Dev Corp Hosp Rev Mem Hermann Hlthcare Ser A	6.375%	6/1/2029	A+	1,750	1,929,165
Houston TX Arpt Sys Rev Sub Lien Ser B(11)	5.50%	7/1/2030	AAA	1,000	1,051,310
Katy TX Indpt Sch Dist Ltd Tax PSF GTD	6.125%	2/15/2032	AAA	1,000	1,035,230
Mansfield TX Indpt Sch Dist PSF GTD	5.25%	2/15/2023	AAA	855	900,700
Pearland TX Indpt Sch Dist PSF GTD	5.125%	2/15/2022	AAA	1,000	1,022,000
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	1,000	1,074,720
Puerto Rico Comwlth Infrstr Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	1,000	1,057,810
Puerto Rico Comwlth Pub Impt~(g)(15)	5.75%	7/1/2026	AAA	1,000	1,054,710
San Antonio TX Indpt Sch Dist PSF GTD	5.50%	8/15/2024	AAA	1,000	1,036,520
United Indpt Sch Dist TX PSF GTD	5.125%	8/15/2026	AAA	1,000	1,034,940
Univ TX Univ Rev Fin Sys Ser A	5.375%	8/15/2017	AAA	2,530	2,616,754
Upper Trinity Regl Wtr Dist TX Wtr Rev Sys Ser 4(10)	6.00%	8/1/2026	AAA	3,025	3,225,073
Webster TX Ctfs Oblig Ser A(11)	6.00%	3/1/2017	AAA	940	993,401
Total					20,229,456
Resource Recovery 0.55%
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	400	388,184
Transportation 3.45%
Alliance Arpt Auth Inc TX Spl Facs Rev Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	300	295,620
Dallas Fort Worth TX Intl Arpt Impt Jnt Ser B AMT(11)	5.00%	11/1/2035	AAA	1,330	1,329,947

See Notes to Financial Statements.

Schedule of Investments (concluded)

TEXAS TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation (continued)
New York City NY Indl Dev Agy Spl Fac Rev Terminal One Grp Assn Pj AMT	5.50%#	1/1/2024	A3	$750	$796,882
Total					2,422,449
Water/Sewer 4.39%
Brazos River Auth TX Wtr Rev Supply Sys Ser A AMT(15)	5.00%	2/15/2028	AAA	1,000	1,008,910
El Paso TX Wtr & Swr Rev Impt Ser A(11)	5.25%	3/1/2027	AAA	1,000	1,040,620
San Antonio TX Wtr Rev Sys(11)	5.00%	5/15/2028	AAA	1,000	1,028,980
Total					3,078,510
Total Municipal Bonds (cost $67,447,920)					70,582,743
				Shares (000)
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $97)				— (b)	97
Total Investments in Securities 100.59% (cost $67,448,017)					70,582,840
Liabilities in Excess of Cash and Other Assets(f) (0.59%)					(415,522)
Net Assets 100.00%					$70,167,318
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	17	Short	$(1,892,844)	$1,182

See Notes to Financial Statements.

Schedule of Investments

WASHINGTON TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 102.50%
Education 12.20%
Central WA Univ Sys Rev(10)	5.00%	5/1/2034	Aaa	$1,000	$1,028,160
Seattle WA Museum Dev Auth Spl Oblig GTD	5.125%	4/1/2031	AAA	1,000	1,045,210
Univ WA Ed Resh Rev Roosevelt Pj(14)(15)	5.375%	6/1/2029	AAA	1,100	1,124,541
WA St Univ Athletic Facs Rev(2)	5.00%	10/1/2022	Aaa	1,000	1,054,890
Western WA Univ Rev Unrefunded Bal Student Rec Fee(15)	5.00%	5/1/2033	AAA	630	643,665
Total					4,896,466
General Obligation 19.51%
Bremerton WA(2)	5.25%	12/1/2027	Aaa	1,440	1,507,378
King Cnty WA Pub Transn Sales Tax(15)	5.375%	6/1/2029	AAA	1,000	1,067,600
King Cnty WA Sch Dist No 405 Bellevue(10)	5.00%	12/1/2020	AAA	2,000	2,086,640
King Cnty WA Ser B	4.50%	1/1/2024	AAA	320	320,093
King Cnty WA Ser B(15)	5.00%	1/1/2030	AAA	1,000	1,011,980
Port Seattle WA Ser B AMT	5.75%	12/1/2025	AAA	750	781,552
Skagit Cnty WA Pub Hosp Dist No 002(15)	5.25%	12/1/2026	Aaa	1,000	1,052,920
Total					7,828,163
Healthcare 8.26%
Puerto Rico Indl Tourist Edl & Envr Ctrl Fac Hosp Ser A	6.125%	11/15/2030	AA	1,000	1,059,300
Skagit Cnty WA Pub Hosp Dist No 1 Rev Skagit Vly Hosp	5.50%	12/1/2030	Baa2	750	763,755
WA St Hlthcare Facs Auth Rev Unrefunded Bal Providence Hlth A(10)	5.00%	10/1/2036	AAA	1,460	1,491,828
Total					3,314,883
Housing 2.39%
WA St Hsg Fin Commn Sing Fam Pg Ser 5A AMT(7)(13)	4.90%	6/1/2037	Aaa	1,000	961,100
Industrial 1.05%
Tob Sttlmnt Auth WA Tob Sttlmnt Asset Bk	6.50%	6/1/2026	BBB	400	419,988

See Notes to Financial Statements.

Schedule of Investments (continued)

WASHINGTON TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Miscellaneous 7.70%
Aleutians East Burough AK Pj Aleutian Pribilof Islands Inc(1)	5.50%	6/1/2036	A	$300	$302,649
Bellevue WA Convtn Ctr Auth Spl Oblig Rev(15)	Zero Coupon	2/1/2024	AAA	1,400	659,890
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-	1,000	1,033,880
Spokane WA Pub Fac Dist Hotel Motel & Sales Use Tax(15)	5.75%	12/1/2028	AAA	1,000	1,092,950
Total					3,089,369
Pre-Refunded 36.09%
Ocean Shores WA Wtr & Swr(11)	5.50%	12/1/2021	Aaa	1,000	1,066,340
Port Seattle WA Spl Fac Rev Ser C AMT(15)	6.00%	9/1/2029	AAA	915	972,114
Port Tacoma WA Ser A(2)	5.25%	12/1/2034	AAA	2,000	2,198,640
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	1,500	1,639,853
Puerto Rico Comwlth Infrstr Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	2,000	2,115,620
Puerto Rico Elec Pwr Auth Pwr Rev Refunded Bal Ser NN	5.125%	7/1/2029	A3	1,185	1,278,603
Univ WA Univ Revs Student Facs Fee(11)	5.50%	6/1/2019	AAA	810	857,741
Vancouver WA Ltd Tax(2)	5.50%	12/1/2025	AAA	1,000	1,058,690
WA St Higher Ed Facs Auth Rev Gonzaga Univ Pj(15)	4.75%	4/1/2022	AAA	1,000	1,006,320
WA St Higher Ed Facs Auth Rev Gonzaga Univ Pj(15)	5.125%	4/1/2034	AAA	2,080	2,266,535
Western WA Univ Rev Student Rec Fee(15)	5.00%	5/1/2033	AAA	20	21,189
Total					14,481,645
Resource Recovery 0.54%
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	225	218,353
Special Tax 3.94%
Virgin Islands Pub Fin Auth Rev Gross Rcpts Taxes Ln(10)	5.00%	10/1/2025	AAA	1,500	1,579,920

See Notes to Financial Statements.

Schedule of Investments (concluded)

WASHINGTON TAX FREE FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation 8.00%
Alliance Arpt Auth Inc TX Spl Facs Rev Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	$180	$177,372
Central Puget Sound WA Regl Transit Auth Sales Tax & Motor(10)	5.25%	2/1/2021	AAA	1,750	1,899,800
Port Seattle WA Spl Fac Rev Unrefunded Bal Ser C AMT(15)	6.00%	9/1/2029	AAA	1,085	1,131,991
Total					3,209,163
Water/Sewer 2.82%
Pierce Cnty WA Swr Rev(2)	5.00%	8/1/2021	AAA	1,100	1,132,318
Total Municipal Bonds (cost $38,840,402)					41,131,368
				Shares (000)
SHORT-TERM INVESTMENT 0.01%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $1,649)				2	1,649
Total Investments in Securities 102.51% (cost $38,842,051)					41,133,017
Liabilities in Excess of Cash and Other Assets(f) (2.51%)					(1,006,203)
Net Assets 100.00%					$40,126,814
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	9	Short	$(1,002,094)	$692

See Notes to Financial Statements.

Schedule of Investments

INTERMEDIATE TAX FREE FUND (formerly, the Insured Intermediate Tax Free Fund) September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 101.71%
Correctional Facilities 2.40%
CA St Pub Wks Bd Dept Hlth Dept Corrections & Rehab F(10)	5.25%	11/1/2017	AAA	$250	$277,235
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	250	254,455
Total					531,690
Education 9.51%
Allegheny Cnty PA Higher Ed Duquesne Univ Ser A(10)	5.00%	3/1/2013	AAA	150	160,084
Delaware Cnty PA Auth Univ Rev Villanova Univ(10)	5.00%	8/1/2010	AAA	200	207,782
IL Edl Facs Auth Revs Northwestern Univ	5.50%	12/1/2013	Aaa	300	323,838
MD St Hlth & Higher Edl Facs Auth Rev WA Christian Academy	5.25%	7/1/2018	NR	250	248,965
PA St Higher Edl Facs Auth Temple Univ(15)	5.00%	4/1/2010	AAA	250	258,640
Philadelphia PA Auth Indl Dev Rev First Philadelphia Charter A	5.30%	8/15/2017	BBB-	250	255,965
Pierce Cnty WA Sch Dist No 416 White River(11)	5.00%	12/1/2015	Aaa	250	270,505
Univ AR Univ Revs Facs Fayetteville Campus(2)	5.00%	11/1/2014	Aaa	350	376,964
Total					2,102,743
Gaming 1.87%
Seminole Tribe FL Spl Oblig Rv Ser A†	5.75%	10/1/2022	BBB	150	158,162
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.25%	12/1/2016	BB	250	254,910
Total					413,072
General Obligation 23.29%
Annapolis MD Pub Impt	5.00%	8/1/2018	AA	500	541,545
Arlington TX(11)	5.00%	8/15/2011	AAA	325	341,152
Austin TX Indpt Sch Dist PSF GTD	5.25%	8/1/2015	AAA	250	273,800
FL St Bd Ed Cap Outlay Pub Ed Ser C(10)	5.00%	6/1/2010	AAA	300	311,016

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND (formerly, the Insured Intermediate Tax Free Fund) September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Obligation (continued)
Foothill De Anza CA Cmnty College Dist Ser A(2)	5.00%	8/1/2017	AAA	$500	$534,305
Hancock Cnty MS Sch Dist(2)	5.00%	4/15/2010	Aaa	160	165,414
Hemet CA Univ Sch Dist 2002 Election Ser C(15)	5.00%	8/1/2011	AAA	200	211,018
Jersey City NJ Pub Impt Ser A(15)	5.25%	9/1/2015	AAA	250	273,433
Los Angeles CA Unif Sch Dist Ser A(15)	5.00%	7/1/2018	AAA	500	538,855
NY New York City Ser I	5.00%	8/1/2015	AA	500	533,900
Philadelphia PA(5)	4.50%	8/1/2012	AAA	250	259,878
River Rouge MI Sch Dist(10)	5.00%	5/1/2011	AAA	300	314,385
Salem Keizer OR Sch Dist No 24J(11)	5.00%	6/15/2011	AAA	200	209,892
St. Louis Park MN Indpt Sch Dist No 283 Sch Bldg Ser B(11)	5.00%	2/1/2015	Aaa	300	320,760
Washoe Cnty NV Sch Dist Ser B(15)	5.00%	6/1/2014	AAA	300	322,092
Total					5,151,445
Healthcare 7.68%
Allegheny Cnty PA Hosp Dev Auth Rev Hlth Sys West PA Ser A	5.00%	11/15/2017	BB	250	250,577
CA Statewide Cmntys Dev Valleycare Hlth Sys Ser A	4.80%	7/15/2017	NR	250	245,770
HI St Dept Bdgt & Fin Spl Purp Linked Ctfs	6.40%	7/1/2013	BBB+	250	272,030
IL Hlth Facs Auth Rev Loyola Univ Hlth Sys Ser A	5.75%	7/1/2011	Baa2	205	209,463
Knox Cnty TN Hlth Edl & Hsg Facs Bd Hosp Facs Rev Baptist Hlth Sys East	6.375%	4/15/2022	Ba2	250	259,103
Lufkin TX Hlth Facs Dev Corp Hlth Sys Rev Mem Hlth Sys East	5.00%	2/15/2008	BBB+	200	200,538
SC Jobs Econ Dev Auth Hosp Facs Rev Tuomey(5)	5.00%	11/1/2011	AAA	250	261,612
Total					1,699,093
Housing 1.46%
LA St Citizens Ppty Ins Corp Assmt Rev Ser B(2)	5.00%	6/1/2016	AAA	300	323,814
Industrial 4.54%
Baltimore MD Pollutn Ctl Rev Gen Motors Corp	5.35%	4/1/2008	B-	115	115,022

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND (formerly, the Insured Intermediate Tax Free Fund) September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial (continued)
Long Beach CA Bd Fin Auth Natural Gas Rev Ser A(d)	5.25%	11/15/2020	AA-	$500	$520,695
MI St Strategic Fd Pollutn Cntrl Rev General Motors Corp	6.20%#	9/1/2020	B-	120	120,209
OH St Wtr Dev Auth Solid Wst Rev Allied Wst N.A. Inc Pj Ser A AMT	5.15%	7/15/2015	B+	250	249,187
Total					1,005,113
Lease 4.83%
CA St Pub Wks Bd Svcs Richmond Lab B(18)	5.00%	11/1/2017	AAA	315	337,674
OH St Bldg Auth Adult Correction C(15)	5.00%	10/1/2010	AAA	500	520,565
OH St Higher Ed Cap Facs Ser II-A	5.00%	12/1/2007	AA	210	210,449
Total					1,068,688
Miscellaneous 5.95%
CA St Econ Recovery Ser A(10)	5.25%	7/1/2014	AAA	200	219,092
Citizens Ppty Ins Corp FL Sr 2nd High Risk Acct A(15)	5.00%	3/1/2012	AAA	350	368,641
FL St Dept Envr Protn Preservation Rev FL Forever Ser B(15)	5.00%	7/1/2012	AAA	300	317,748
MI St Envr(14)(15)	5.50%	12/1/2013	AAA	100	110,178
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A(10)	6.497%#	4/1/2014	AAA	200	193,858
OR St Dept Admin Svcs(11)	5.00%	9/1/2012	AAA	100	106,248
Total					1,315,765
Nursing Home 2.31%
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	5.50%	11/15/2013	NR	250	254,262
Tarrant Cnty TX Cultural Ed Facs Bruckner Ret Svcs Inc Pj	5.00%	11/15/2011	A-	250	256,433
Total					510,695
Power 1.59%
Puerto Rico Elec Pwr Auth Pwr Rev Ser JJ(15)	5.25%	7/1/2013	AAA	100	108,272
Western Generation Agy OR Wauna Cogeneration Pj B AMT	5.00%	1/1/2016	NR	250	242,958
Total					351,230

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND (formerly, the Insured Intermediate Tax Free Fund) September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded 5.84%
Arizona Sch Facs Brd Rev State Sch Impt	5.50%	7/1/2015	AAA	$500	$533,875
Metropolitan Transn Auth NY Transn Facs Rev Svc Contract Ser 8(14)(15)	5.375%	7/1/2021	AAA	520	568,329
Willacy Cnty TX Loc Govt Corp Rev Pj	6.00%	3/1/2009	AAA	185	188,931
Total					1,291,135
Resource Recovery 3.54%
HI St Ser DG(2)	5.00%	7/1/2015	AAA	240	259,990
Philadelphia PA Sch Dist Ser B(2)	5.00%	4/1/2013	AAA	260	277,066
Tantasqua MA Regl Sch Dist(11)	4.50%	10/1/2013	Aaa	235	246,184
Total					783,240
Sales Tax 6.45%
Bay Area Infrast Fing Auth CA St Pmt Acceleration Nts(10)	5.00%	8/1/2017	AAA	500	534,210
MI St Trunk Line(10)	5.00%	11/1/2012	AAA	350	372,544
NY New York City Transn Sub Future Tax Secd Sub Ser A-1	5.00%	8/1/2010	AAA	500	520,000
Total					1,426,754
Special Tax 1.66%
Kansas City MO Tax Increment Maincor Pj Ser A	5.25%	3/1/2018	NR	120	119,708
Legends Bay Cmnty Dev Dist FL Cap Impt Rev Ser B	5.50%	5/1/2014	NR	250	246,470
Total					366,178
Transportation 14.78%
Clark Cnty NV Arpt Rev Sub Lien Ser A(2)	5.00%	7/1/2016	AAA	250	269,620
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev Sub Ser A-1 AMT	8.50%#	5/1/2029	CCC+	250	254,460
FL St Tpk Auth Tpk Rev Dept Transn Ser A(15)	5.00%	7/1/2009	AAA	300	307,536
MI St Grant Antic Bds(11)	5.25%	9/15/2018	AAA	500	551,310
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	250	256,917
NJ St Transn Tr Fd Grant Antic Bds Ser A(10)	5.00%	6/15/2017	AAA	300	322,986

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERMEDIATE TAX FREE FUND (formerly, the Insured Intermediate Tax Free Fund) September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation (continued)
Oklahoma City OK Arpt Trust Ref Jr Lien 29th Ser B(2)	5.00%	7/1/2017	AAA	$350	$377,703
San Jose CA Arpt Rev Ser A AMT(2)	5.50%	3/1/2018	AAA	500	551,235
SC Transn Infrastr Bk Rev Ser B(2)	5.25%	10/1/2012	Aaa	350	376,183
Total					3,267,950
Water/Sewer 4.01%
FL Wtr Pollutn Cntrl Fing	5.00%	1/15/2009	AAA	500	509,305
Lansing MI Sew Disp Sys(10)	5.00%	5/1/2014	AAA	150	161,379
Pima Cnty AZ Swr Rev(11)	5.00%	7/1/2014	AAA	200	215,878
Total					886,562
Total Municipal Bonds (cost $22,270,490)					22,495,167
				Shares (000)
SHORT-TERM INVESTMENT 1.36%
Money Market Mutual Fund
Dreyfus Municipal Cash Management Plus (cost $302,193)				302	302,194
Total Investments in Securities 103.07% (cost $22,572,683)					22,797,361
Liabilities in Excess of Cash and Other Assets (3.07%)					(679,709)
Net Assets 100.00%					$22,117,652

See Notes to Financial Statements.

Schedule of Investments

FLORIDA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 107.68%
Education 2.42%
Pinellas Cnty FL Edl Facs Auth Rev Eckerd College Pj(1)	5.25%	10/1/2029	A	$500	$500,355
Tampa FL Rev Univ Tampa Pj(5)	5.00%	4/1/2035	Aaa	1,000	1,020,110
Total					1,520,465
General Obligation 1.63%
Hillsborough Cnty FL Sch Bd COP(15)	5.00%	7/1/2029	AAA	1,000	1,026,010
Healthcare 15.68%
Brevard Cnty FL Hlth Facs Auth Hlthcare Facs Rev Hlth First Inc Pj	5.00%	4/1/2034	A	1,000	994,180
Delware Cnty IN Hosp Auth Hosp Cardinal Hlth Sys Oblig Corp	5.25%	8/1/2036	Baa2	350	340,848
Highlands Cnty FL Hlth Facs Auth Rev Hosp Adventist Hlth Sys Ser C	5.25%#	11/15/2036	A+	1,000	1,019,540
Hillsborough Cnty FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Pj~(g)	5.25%	10/1/2041	A3	2,000	2,004,260
Lee Mem Hlth Sys FL Hosp Ser A	5.00%	4/1/2037	A	1,000	1,002,250
Marion Cnty FL Hosp Dist Rev Ref & Impt Hlth Sys Munroe Regl Med Ctr	5.00%	10/1/2029	A2	1,000	997,350
Orange Cnty FL Hlth Facs Auth Hosp Orlando Regl Hlthcare B	4.75%	11/15/2036	A	1,000	941,380
Puerto Rico Indl Tourist Edl & Med Envr Ctrl Fac Hosp de la Conception A	6.50%	11/15/2020	AA	410	443,858
Sarasota Cnty FL Pub Hosp Bd Rev Sarasota Mem Hosp Ser B(15)	5.50%	7/1/2028	AAA	1,905	2,109,311
Total					9,852,977
Housing 3.63%
Florida Hsg Fin Corp Rev Hmowner Mtg Ser 4 AMT(7)(13)	5.00%	7/1/2021	AA+	995	987,120
Lee Cnty FL Hsg Fin Auth Sing Fam Mtg Rev AMT(7)(13)	6.40%	3/1/2029	Aaa	220	225,152
Pinellas Cnty FL Hsg Fin Auth Multi Cnty Pg Ser B1 AMT(7)(13)	5.00%	3/1/2048	Aaa	1,100	1,066,560
Total					2,278,832

See Notes to Financial Statements.

Schedule of Investments (continued)

FLORIDA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial 4.27%
Escambia Cnty FL Env Impt Rev Ref Intl Paper Co Pjs Ser A AMT	5.00%	8/1/2026	BBB	$500	$467,305
Jacksonville FL Econ Dev Comm Anheuser Busch Pj Ser B AMT	4.75%	3/1/2047	A	1,000	906,340
Lee Cnty FL Ind Dev Auth Bonita Springs Util Pj AMT(2)	5.125%	11/1/2019	AAA	750	775,725
TSASC Inc NY Ser 1	5.00%	6/1/2026	BBB	550	533,726
Total					2,683,096
Miscellaneous 16.48%
Aleutians East Burough AK Pj Rev Aleutian Pribilof Islands Inc(1)	5.50%	6/1/2036	A	350	353,091
Jacksonville FL Excise Taxes Ref Ser C AMT(15)	5.25%	10/1/2020	AAA	1,000	1,045,970
Miami-Dade Cnty FL Spl Oblig Fltg Rate Cap Asset Acq Ser A(10)	6.497%#	4/1/2014	AAA	1,500	1,453,935
Miami-Dade Cnty FL Spl Oblig Sub Ser A(15)	Zero Coupon	10/1/2024	AAA	3,000	1,223,640
Miami-Dade Cnty FL Spl Oblig Sub Ser B(15)	5.00%	10/1/2037	AAA	1,000	1,015,440
Orange Cnty FL Sales Tax Rev Ser B(10)	5.125%	1/1/2032	AAA	1,425	1,470,799
Osceola Cnty Tourist Dev Tax Rev Ser A(10)	5.00%	10/1/2032	AAA	1,400	1,430,366
Puerto Rico Pub Impt Bldgs Ser I GTD	5.25%	7/1/2033	BBB-	1,250	1,284,162
Tampa FL Sports Auth Rev Tampa Bay Arena Pj(15)	6.00%	10/1/2015	AAA	450	496,048
West Palm Beach FL Cmnty Northwood-Pleasant Cmnty Redev	5.00%	3/1/2029	A	575	584,051
Total					10,357,502
Power 1.68%
Emerald Coast FL Utils Auth Rev Sys(10)	5.25%	1/1/2036	AAA	1,000	1,052,520
Pre-Refunded 45.67%
FL St Bd of Ed Cap Pub Ed Outlay Ser A	5.25%	6/1/2024	AAA	1,250	1,315,812
FL St Bd of Pub Ed Cap Outlay Pub Ed Ser E	5.625%	6/1/2025	AAA	1,000	1,062,090
Highlands Cnty FL Facs Auth Rev Hosp Adventist Hlth Sys D	5.875%	11/15/2029	A1	2,000	2,231,440

See Notes to Financial Statements.

Schedule of Investments (continued)

FLORIDA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Highlands Cnty FL Facs Auth Rev Hosp Adventist/Sunbelt Ser A	6.00%	11/15/2031	A1	$2,000	$2,193,680
Miami-Dade Cnty FL Edl Facs Auth Rev Ser A(2)	6.00%	4/1/2023	AAA	2,000	2,135,780
Miami-Dade Cnty FL Expwy Auth Toll Sys Rev(10)	6.375%	7/1/2029	AAA	1,000	1,082,540
Orange Cnty FL Hlth Facs Auth Rev Hosp Orlando Regl Hlthcare	5.75%	12/1/2032	A2	1,000	1,097,920
Orange Cnty FL Tourist Dev Tax Rev ETM(2)	6.00%	10/1/2016	AAA	710	719,145
Orange Cnty FL Tourist Dev Sub Tax Rev Sr Lien(2)	5.125%	10/1/2025	AAA	1,445	1,536,916
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser B	6.50%	7/1/2027	BBB+	1,000	1,086,330
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	880	945,754
Puerto Rico Comwlth Infrstr Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	2,500	2,644,525
Puerto Rico Comwlth Pub Impt~(g)(15)	5.75%	7/1/2026	AAA	7,000	7,382,970
Tampa Bay Wtr FL Util Sys Rev(10)	6.00%	10/1/2024	AAA	3,000	3,271,470
Total					28,706,372
Resource Recovery 0.54%
Gulf Coast Wst Disp Auth TX Wst Mgmt of TX Ser A AMT	5.20%	5/1/2028	BBB	350	339,661
Special Tax 2.96%
Northern Palm Beach Cnty Impt Dist FL Ref Wtr Ctrl & Impt No 43 Ser B(1)	4.625%	8/1/2031	A	1,000	897,050
Northern Palm Beach Cnty Impt Dist FL Ref Wtr Ctrl & Impt No 43 Ser B(1)	5.00%	8/1/2031	A	1,000	962,210
Total					1,859,260
Transportation 6.42%
Alliance Arpt Auth Inc TX Spl Facs Rev Fedex Corp Pj AMT	4.85%	4/1/2021	BBB	300	295,620
Miami-Dade Cnty FL Aviation Miami Intl Arpt Hub Ser B(15)	4.50%	10/1/2031	AAA	1,000	953,410
Miami-Dade Cnty FL Aviation Rev Miami Intl Arpt Ser A AMT(18)	5.00%	10/1/2037	AAA	2,000	2,007,840

See Notes to Financial Statements.

Schedule of Investments (concluded)

FLORIDA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation (continued)
Miami-Dade Cnty FL Expwy Auth Toll Sys Rev(10)	5.125%	7/1/2025	Aaa	$750	$781,477
Total					4,038,347
Water/Sewer 6.30%
Melbourne FL Wtr & Swr Rev Ref & Impt Ser A(10)	5.00%	10/1/2032	AAA	1,000	1,023,040
Miami Beach FL Wtr & Swr Rev(2)	5.25%	9/1/2020	AAA	1,000	1,045,150
Miami Beach FL Wtr & Swr Rev(2)	5.50%	9/1/2027	AAA	1,000	1,053,660
Ocala FL Wtr & Swr Rev(10)	5.25%	10/1/2027	Aaa	800	840,080
Total					3,961,930
Total Municipal Bonds (cost $65,153,776)					67,676,972
				Shares (000)
SHORT-TERM INVESTMENT 0.00%
Money Market Mutual Fund
Dreyfus FL Municipal Cash Management (cost $761)				1	761
Total Investments in Securities 107.68% (cost $65,154,537)					67,677,733
Liabilities in Excess of Other Assets(f) (7.68%)					(4,824,203)
Net Assets 100.00%					$62,853,530
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	20	Short	$(2,226,875)	$1,229

See Notes to Financial Statements.

Schedule of Investments

GEORGIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 107.33%
Education 19.22%
Albany-Dougherty GA Inner City Albany St Univ Student Hsg A(18)	5.00%	7/1/2031	AAA	$1,000	$1,030,340
Americus-Sumter GA Payroll Dev Auth Rev GSW Fndtn Student Hsg Pj(5)	5.00%	6/1/2036	AAA	2,285	2,351,196
Athens GA Hsg Auth Student Hsg Lease Rev Univ of GA East Campus(2)	5.00%	12/1/2027	Aaa	2,000	2,061,260
Athens GA Hsg Auth Student Hsg Lease Rev Univ of GA East Campus(2)	5.25%	12/1/2023	Aaa	775	817,509
Athens-Clarke Cnty GA Univ Govt UGA Rev CCRC Bldg LLC Pj(2)	5.00%	12/15/2032	AAA	1,050	1,078,928
Bulloch Cnty GA Dev Auth GA South Univ Pj(2)	5.00%	8/1/2021	Aaa	400	414,892
Dahlonega GA Downtown Dev Auth Pkg & Rec Ctr LLC A(5)	5.00%	7/1/2032	AAA	1,000	1,031,060
Fulton Cnty GA Dev Auth Rev GA Tech Athletic Assoc(2)	5.50%	10/1/2017	AAA	1,000	1,073,900
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac II Pj Ser A	5.125%	11/1/2021	AA+	750	784,020
Fulton Cnty GA Dev Auth Rev GA Tech Fndtn Sac Ser A	5.00%	11/1/2031	AA+	1,400	1,435,014
Fulton Cnty GA Dev Auth Rev Molecular Science Bldg Pj(15)	5.00%	5/1/2034	AAA	2,000	2,059,760
Fulton Cnty GA Dev Auth Rev Tuff Morehouse Pj Ser A(2)	5.50%	2/1/2022	AAA	1,000	1,063,910
Gainesville GA Redev Auth Edl Riverside Military Academy	5.125%	3/1/2037	BBB-(c)	1,800	1,740,240
Marietta GA Dev Auth Rev Ser Student Hsg SPSU Student Hsg I	5.125%	9/15/2023	A2	1,000	1,041,440
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty(2)	5.00%	6/1/2023	AAA	1,115	1,174,173
Peach Cnty GA Dev Auth Student Fort Vly St Univ Fndtn Ppty LLC(2)	5.00%	6/1/2034	AAA	1,000	1,034,030
Private Colleges & Univs Auth GA Rev Spelman College	5.25%	6/1/2021	Aa3	1,340	1,412,923
Richmond Cnty GA Dev Auth ASU Jaguar Student Hsg LLC A	5.25%	2/1/2030	A3	2,000	2,010,540
Richmond Cnty GA Dev Auth Student Hsg Facs Rev ASU Jaguar Student Hsg LLC(18)	5.00%	7/1/2034	Aaa	1,000	1,031,000

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
Tift Cnty GA Dev Auth Student Hsg Facs Rev Second Abac LLCPj(5)	5.00%	8/1/2037	Aaa	$1,000	$1,029,420
Total					25,675,555
General Obligation 3.96%
Barnesville-Lamar Cnty GA Indl Dev Auth Student Hsg Facs Rev Gordon College Pptys A	5.00%	8/1/2030	A3	145	146,325
Northern Mariana Islands Comwlth Ser A	5.00%	6/1/2030	NR	2,500	2,270,875
Paulding Cnty GA Sch Dist	4.75%	2/1/2027	AA+	1,000	1,015,770
Puerto Rico Comwlth Pub Impt Ser A	5.125%	7/1/2031	BBB-	665	673,639
Puerto Rico Comwlth Ser A	5.375%	7/1/2028	BBB-	1,155	1,188,980
Total					5,295,589
Healthcare 7.40%
Clarke Cnty GA Hosp Auth Rev Ctfs Athens Regl Med Ctr Pj(15)	5.125%	1/1/2032	AAA	500	514,420
Cobb Cnty GA Hosp Auth Rev Ref & Impt Rev Antic Ctfs(2)	5.25%	4/1/2024	AAA	1,000	1,063,810
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.00%	12/1/2026	BBB+	1,010	994,032
Coffee Cnty GA Hosp Auth Rev Ref Coffee Regl Med Ctr Inc Pj	5.25%	12/1/2022	BBB+	1,000	1,011,820
Glynn-Brunswick Mem Hosp Auth GA Rev 2005 Antic Ctfs(15)	6.00%	8/1/2016	AAA	100	101,100
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.00%	10/1/2038	A2	1,500	1,467,615
Houston Cnty GA Hosp Auth Rev Antic Ctfs Houston Hlthcare Pj	5.25%	10/1/2035	A2	1,500	1,515,105
Med Ctr Hosp Auth GA Rev Ref Spring Harbor Green Isl Pj	5.25%	7/1/2037	NR	1,300	1,195,662
Puerto Rico Indl Tourist Edl & Med Envr Ctrl Facs Hosp de la Concepcion	6.50%	11/15/2020	AA	410	443,858
Ware Cnty GA Hosp Auth Rev Antic Ctfs GTD(15)	5.50%	3/1/2021	Aaa	500	534,730
Wayne Cnty GA Hosp Auth Rev GTD(18)	5.00%	3/1/2023	Aaa	1,000	1,044,620
Total					9,886,772

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Housing 11.66%
East Point GA Hsg Auth Multi Fam Rev Hsg Laurel Ridge WA Rd Apts AMT(9)	5.00%#	10/1/2032	AAA	$3,500	$3,511,410
GA St Hsg & Fin Auth Rev Sing Fam C Sub Ser C-2 AMT	4.55%	12/1/2031	AAA	2,000	1,847,840
GA St Hsg & Fin Auth Rev Sing Fam C Sub Ser C-2 AMT	4.60%	12/1/2037	AAA	4,000	3,674,200
GA St Hsg & Fin Auth Rev Sing Fam Mtg Ser A AMT	4.85%	12/1/2037	AAA	3,000	2,889,420
GA St Hsg & Fin Auth Rev Sing Fam Mtg Ser B AMT	5.05%	12/1/2031	AAA	1,000	993,030
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.85%	12/1/2037	AAA	100	96,463
GA St Hsg & Fin Auth Rev Sing Fam Mtg Sub Ser A-2 AMT	4.90%	12/1/2031	AAA	2,000	1,958,260
GA St Hsg & Fin Auth Rev Sub Ser A-2 AMT	4.875%	12/1/2024	AAA	100	98,451
Savannah GA Econ Dev Auth Multi Fam Hsg Rev AMT(12)	5.15%	11/20/2022	AAA	500	510,435
Total					15,579,509
Industrial 1.87%
Albany Dougherty GA Payroll Dev Auth Procter & Gamble AMT	5.20%	5/15/2028	AA-	1,020	1,084,025
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Rev Sr Maxon Atlantic Station A AMT	5.125%#	3/1/2026	BBB	500	495,565
Richmond Cnty GA Dev Auth Envr Impt Rev Intl Paper Co Pj Ser A AMT	5.00%	8/1/2030	BBB	1,000	912,040
Total					2,491,630
Lease 3.98%
Assoc Cnty GA Commnrs Leasing Pj Unrefunded Bal Pub Purp Pj(2)	5.625%	7/1/2020	AAA	10	10,596
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser A	5.00%	1/1/2035	A3	1,275	1,283,377
Atlanta GA Dev Auth Rev Tuff ATDC Pj Ser C	4.625%	1/1/2035	A3	1,170	1,106,679
Fayette Cnty GA Pub Fac Auth Rev Criminal Justice Ctr Pj	5.00%	6/1/2026	AA	1,040	1,073,946
GA Muni Assn Inc Ctfs City Court Atlanta Pj(2)	5.25%	12/1/2026	AAA	750	790,462

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Lease (continued)
GA Sch Brds Assn Inc Dekalb Cnty Pub Schs Pj(15)	5.00%	12/1/2023	AAA	$1,000	$1,054,030
Total					5,319,090
Miscellaneous 1.26%
Cobb Marietta GA Coliseum & Exhibit Hall Auth Rev(15)	5.625%	10/1/2026	AAA	1,000	1,154,350
George L Smith II GA World Congress Ctr Auth Rev AMT(15)	5.75%	7/1/2015	AAA	500	528,050
Total					1,682,400
Power 3.44%
Appling Cnty GA Dev Auth Pollutn Ctrl Rev GA Pwr Co Plant Hatch Pj(2)	4.40%	7/1/2016	AAA	1,000	1,014,080
Muni Elec Auth GA Combustion Cycle Pj Ser A(15)	5.00%	11/1/2020	AAA	1,000	1,045,760
Muni Elec Auth GA Combustion Cycle Pj Ser A	5.00%	11/1/2023	A	1,000	1,006,950
Muni Elec Auth GA Combustion Turbine Pj Ser A(15)	5.25%	11/1/2022	AAA	1,445	1,523,146
Total					4,589,936
Pre-Refunded 27.87%
Assoc Cnty GA Commnrs Leasing Pj Pub Purp Pj(2)	5.625%	7/1/2020	AAA	15	15,963
Athens-Clarke Cnty GA Univ Govt Dev Auth Rev Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,000	1,089,000
Atlanta GA Arpt Facs Rev Gen Ser A(10)	5.60%	1/1/2030	AAA	1,500	1,581,210
Atlanta GA ETM	5.60%	12/1/2015	AA-	95	97,221
Cobb Cnty GA Kennestone Hosp Auth Rev Ctfs Ser 86 A ETM(15)	Zero Coupon	8/1/2015	AAA	365	223,913
College Park GA Business & Edl Dev Auth Civic Ctr Pj(2)	5.75%	9/1/2026	AAA	450	485,649
Fayette Cnty GA Pub Facs Auth Rev Criminal Justice Ctr Pj	6.00%	6/1/2030	AA	1,000	1,072,060
Forsyth Cnty GA Sch Dist	6.00%	2/1/2016	AA	2,000	2,146,680
Forsyth Cnty GA Wtr & Swr Auth Rev	6.25%	4/1/2021	AA+	750	805,357

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Fulton Cnty GA Dev Auth Rev Morehouse College Pj(2)	5.875%	12/1/2030	AAA	$1,850	$1,996,890
Gainesville GA Wtr & Sew Rev(11)	5.375%	11/15/2020	AAA	1,250	1,337,600
Private Colleges & Univs Auth GA Rev Emory Univ Pj Ser A	5.50%	11/1/2020	AA	1,000	1,066,230
Private Colleges & Univs Auth GA Rev Emory Univ Pj Ser A	5.50%	11/1/2025	AA	1,000	1,049,840
Private Colleges & Univs Auth GA Rev Mercer Univ Pj	5.75%	10/1/2031	Baa2	500	548,335
Puerto Rico Comwlth Hwy & Transn Auth Rev Ser C	6.00%	7/1/2029	AAA	250	268,680
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser B(15)	5.875%	7/1/2020	AAA	1,000	1,072,020
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.25%	7/1/2038	AAA	1,500	1,611,720
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.375%	7/1/2036	AAA	1,405	1,517,245
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	3,500	3,826,322
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D	5.75%	7/1/2041	AAA	1,885	2,066,224
Puerto Rico Comwlth Infra Fin Auth Spl Ser A~(g)	5.50%	10/1/2040	AAA	2,000	2,115,620
Puerto Rico Comwlth Pub Impt	5.00%	7/1/2027	AAA	370	393,884
Puerto Rico Comwlth Pub Impt Ser A(15)	5.75%	7/1/2026	AAA	1,990	2,105,002
Puerto Rico Elec Pwr Auth Pwr Rev Ser HH(11)	5.25%	7/1/2029	AAA	1,135	1,198,333
Puerto Rico Pub Fin Corp Comwlth Approp Ser A(15)	5.50%	8/1/2020	AAA	1,500	1,606,530
Puerto Rico Pub Fin Corp Comwlth Approp Ser E	5.70%	8/1/2025	Aaa	3,000	3,148,200
Puerto Rico Pub Impt Bldgs Govt Facs Ser D	5.25%	7/1/2036	BBB	915	981,081
Puerto Rico Pub Impt Bldgs Govt Facs Ser D	5.375%	7/1/2033	BBB	1,185	1,276,992
Savannah GA Econ Dev Auth Rev Sub Ser C ETM	Zero Coupon	12/1/2021	Aaa	1,000	532,490
Total					37,236,291

See Notes to Financial Statements.

Schedule of Investments (continued)

GEORGIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery 2.71%
Atlanta GA Wtr & Wstwtr Rev Ser A Unrefunded Bal(10)	5.00%	11/1/2029	AAA	$2,090	$2,130,274
Cobb Cnty GA Dev Auth Solid Wst Disp GA Wst Mgt Pj Ser A AMT	5.00%	4/1/2033	BBB	500	464,005
Puerto Rico Comwlth Pub Impt Ser A	5.25%	7/1/2030	BBB-	1,000	1,033,190
Total					3,627,469
Sales Tax 0.98%
Metropolitan Atlanta Rapid Transn Auth GA Sales Tax Ser N(14)(15)	6.25%	7/1/2018	AAA	465	531,755
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	750	778,530
Total					1,310,285
Special Tax 0.89%
Atlanta GA Dev Auth Rev Opportunity Pj(2)	5.00%	12/1/2018	AAA	1,105	1,185,212
Tobacco 0.56%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	750	751,763
Transportation 3.86%
Atlanta GA Arpt Facs Rev AMT(15)	Zero Coupon	1/1/2010	AAA	550	488,312
Atlanta GA Arpt Facs Rev Gen Ser A AMT(11)	5.125%	1/1/2030	AAA	100	102,425
Atlanta GA Arpt Passenger Fac Charge Rev Sub Lien Gen Ser J(11)	5.00%	1/1/2034	AAA	2,000	2,033,880
Augusta GA Arpt Rev Gen Passenger Fac Charge A	5.15%	1/1/2035	Baa3	1,020	950,762
College Park GA Business Indl Dev Auth Rev Civic Ctr Pj(2)	5.25%	9/1/2026	AAA	1,000	1,069,670
Macon Bibb Cnty GA Indl Auth Arpt Impt Rev Ref Atlantic AMT(2)	5.00%	4/1/2018	AAA	500	514,785
Total					5,159,834
Water/Sewer 17.67%
Atlanta GA Wtr & Wstwtr Rev(11)	5.00%	11/1/2037	AAA	3,820	3,932,193
Augusta GA Wtr & Swr Rev(11)	5.25%	10/1/2030	AAA	1,110	1,158,962
Augusta GA Wtr & Swr Rev(11)	5.25%	10/1/2034	AAA	1,000	1,055,620
Augusta GA Wtr & Swr Rev(d)(11)	5.00%	10/1/2024	AAA	2,000	2,129,200

See Notes to Financial Statements.

Schedule of Investments (concluded)

GEORGIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer (continued)
Carroll Cnty GA Wtr Auth Wtr & Swr Rev(2)	5.25%	7/1/2021	Aaa	$500	$530,655
DeKalb Cnty GA Wtr & Swr Rev Ser A~(g)	5.00%	10/1/2035	AA	12,540	12,903,535
Elberton GA Combined Util Sys Rev Ref & Impt(2)	5.50%	1/1/2019	Aaa	550	585,409
Forsyth Cnty GA Wtr & Swr Auth Rev(d)(11)	5.00%	4/1/2019	AAA	500	537,950
Glynn Cnty GA Wtr & Swr Rev Ref & Impt(2)	5.00%	4/1/2023	Aaa	750	778,793
Total					23,612,317
Total Municipal Bonds (cost $141,606,315)					143,403,652
SHORT-TERM INVESTMENT 0.15%
Variable Rate Demand Note
Monroe Cnty GA Dev Auth Pollutn Ctrl Rev Oglethorpe Pwr Corp Pj(h)(15) (cost $200,000)	4.02%	10/1/2007	AAA	200	200,000
Total Investments in Securities 107.48% (cost $141,806,315)					143,603,652
Liabilities in Excess of Cash and Other Assets(f) (7.48%)					(9,995,120)
Net Assets 100.00%					$133,608,532
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	134	Short	$(14,920,063)	$7,952

See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 113.45%
Acute Care Hospital 0.50%
Fulton Cnty PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Pj	5.875%	7/1/2031	NR	$1,500	$1,511,565
St. Paul MN Hsg & Redev Auth Hosp Rev Hltheast Pj	6.00%	11/15/2035	Baa3	5,750	5,989,258
Total					7,500,823
Airlines 5.10%
Alliance Arpt Auth Inc TX Spl Facs Rev American Airlines Inc Pj AMT	5.25%	12/1/2029	CCC+	16,000	14,340,000
Charlotte NC Spl Facs Rev Ref Charlotte/Douglas Intl Arpt AMT	5.60%	7/1/2027	NR	2,115	2,058,170
Denver CO City & Cnty Spl Facs Rev Arpt Rev Ref United Airlines Pj A AMT	5.25%	10/1/2032	B	9,500	8,838,515
Houston TX Arpt Sys Rev Spl Facs Rev Continental Airlines Ser E AMT	6.75%	7/1/2029	B-	6,070	6,290,220
Houston TX Arpt Sys Rev Spl Facs Rev Continental Airlines Ser E AMT	7.00%	7/1/2029	B-	1,000	1,045,760
Houston TX Arpt Sys Rev Spl Facs Rev Continental Airlines C AMT	6.125%	7/15/2027	B-	3,120	3,122,496
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	5.50%	4/1/2028	B3	3,955	3,606,327
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2019	B	3,325	3,364,169
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	7.20%#	11/15/2030	B	755	788,363
NY New York City Indl Dev Agy Spl Fac Rev American Airlines JFK Intl Arpt AMT	7.625%#	8/1/2025	B	28,300	32,080,597
NY New York City Indl Dev Agy Spl Fac Rev JetBlue Airways Corp Pj AMT	5.00%	5/15/2020	B	1,000	903,280
Total					76,437,897
Airport Passenger Facility Charge 0.88%
Augusta GA Arpt Rev Gen Ser C AMT	5.45%	1/1/2031	Baa3	2,410	2,360,041
Phoenix AZ Indl Dev Auth Arpt Fac Rev America West Airlines Inc Pj AMT	6.25%	6/1/2019	Caa2	1,955	1,973,846
Tulsa OK Muni Arpt Tr Rev AMR Ser B AMT	5.65%#	12/1/2035	B	8,840	8,839,204
Total					13,173,091

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Airport Special Facility 1.80%
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.375%	11/15/2026	NR	$2,305	$2,333,259
Greater Orlando Aviation Auth Orlando FL Spl Arpt Facs JetBlue Airways Corp AMT	6.50%	11/15/2036	NR	5,000	5,072,400
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.25%	9/15/2029	B	10,920	11,048,638
NJ Econ Dev Auth Spl Fac Rev Continental Airlines Inc Pj AMT	6.625%	9/15/2012	B	2,760	2,836,369
NY New York City Indl Dev Agy Spl Fac Rev American Airlines JFK Intl Arpt AMT	7.125%	8/1/2011	B	5,450	5,641,132
Total					26,931,798
Charter Schools 6.45%
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.15%	7/1/2030	NR	1,640	1,553,654
CA Statewide Cmntys Dev Auth Edl Facs Rev Huntington Pk Charter Sch Pj A	5.25%	7/1/2042	NR	1,500	1,407,045
CA Statewide Cmntys Dev Auth Rev Windrush Sch	5.50%	7/1/2037	NR	1,000	970,020
Charyl Stockwell Academy MI COP	5.75%	10/1/2025	NR	4,130	4,189,265
Chester Cnty PA Indl Dev Auth Rev Renaissance Academy Pj A	5.625%	10/1/2015	NR	1,870	1,883,015
Conner Creek Academy East MI Pub Sch Academy Rev	5.25%	11/1/2036	BB+	1,000	891,090
Crescent Academy MI COP	5.75%	12/1/2036	NR	1,650	1,625,992
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.65%	11/1/2025	BB	1,000	970,220
Detroit Cmnty High Sch MI Pub Sch Academy Rev	5.75%	11/1/2030	BB	1,255	1,211,452
Doctor Charles Drew Academy MI COP	5.70%	11/1/2036	NR	1,665	1,647,651
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.00%	5/15/2036	BB-	2,000	1,983,620
FL Dev Fin Corp Rev Palm Bay Academy Inc Pj A	6.125%	5/15/2037	BB-	1,855	1,856,855
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.125%	8/1/2026	NR	1,550	1,515,156
Kansas City MO Indl Dev Auth Allen Vlg Sch Pj Ser A†	6.25%	8/1/2036	NR	2,815	2,719,994
Kansas City MO Indl Dev Auth Derrick Thomas Ser A†	5.875%	1/1/2037	NR	6,570	6,465,603

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Charter Schools (continued)
Lee Cnty FL Indl Dev Auth Indl Dev Rev Ser A Lee Charter Fndtn	5.375%	6/15/2037	BB	$3,500	$3,224,375
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.25%	7/1/2018	NR	250	248,965
MD St Hlth & Higher Edl Facs Auth Rev Washington Christian Academy	5.50%	7/1/2038	NR	2,300	2,233,415
MI Pub Edl Facs Auth Rev Ltd Oblig David Ellis West Pj	5.875%	6/1/2037	NR	3,390	3,263,214
MI Pub Edl Facs Auth Rev Ltd Oblig Old Redford Pj Ser A	5.875%	12/1/2030	BBB-	3,720	3,781,082
MI Pub Edl Facs Auth Rev Ltd Oblig Bradford Academy†	6.50%	9/1/2037	NR	5,000	5,032,600
Milwaukee WI Redev Auth Rev Academy of Learning Ser A	5.65%	8/1/2037	NR	1,000	966,370
Milwaukee WI Redev Auth Rev Science Ed Consortium Pj Ser A	5.625%	8/1/2025	BB+	1,715	1,721,294
Milwaukee WI Redev Auth Rev Science Ed Consortium Pj Ser A	5.75%	8/1/2035	BB+	1,000	1,001,460
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	6.75%	7/1/2022	NR	1,460	1,555,192
Palm Bay FL Edl Facs Rev Patriot Charter Sch Pj Ser A	7.00%	7/1/2036	NR	5,000	5,336,300
Palm Beach Cnty FL Rev G Star Sch of Arts Ser A	6.75%	5/15/2035	BB	2,455	2,575,197
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Horizon Cmnty Learning Ctr	5.25%	6/1/2035	BBB-	10,000	9,646,000
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Paradise Ed Ctr Pj	5.875%	6/1/2022	BB	250	250,060
Pima Cnty AZ Indl Dev Auth Edl Rev Ref Paradise Ed Ctr Pj	6.00%	6/1/2036	BB	1,800	1,786,194
Plymouth MI Edl Ctr Charter Sch Pub Sch Academy Rev	5.375%	11/1/2030	BBB-	1,500	1,458,405
Provo UT Charter Sch Rev Freedom Academy Fndtn	5.50%	6/15/2037	NR	3,000	2,844,540
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.55%	11/15/2021	NR	1,250	1,252,400
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.55%	11/15/2026	NR	800	799,944
Spanish Fork City UT Charter Sch Rev American Leadership Academy	5.70%	11/15/2036	NR	1,750	1,747,410
Star Intl Academy MI COP	6.125%	3/1/2037	BB+	1,460	1,481,141

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Charter Schools (continued)
Summit Academy MI Pub Sch Academy Rev	6.375%	11/1/2035	BB+	$3,795	$3,936,402
TX St Pub Fin Auth Charter Sch Fin Corp Rev Cosmos Fndtn Ser A	5.375%	2/15/2037	BB+	2,870	2,706,410
UT Cnty UT Charter Sch Rev Lakeview Academy Ser A	5.625%	7/15/2037	NR	1,000	964,250
UT Cnty UT Charter Sch Rev Lincoln Academy Ser A†	5.875%	6/15/2037	NR	1,750	1,755,600
West Vly City UT Charter Sch Rev Ref Monticello Academy†	6.375%	6/1/2037	NR	4,200	4,130,868
Total					96,589,720
Correctional Facilities 1.58%
Garza Cnty TX Pub Fac Corp Pj Rev	5.25%	10/1/2017	BBB	1,000	1,010,850
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2019	BBB	1,600	1,624,576
IAH Pub Fac Corp Pj Rev	6.00%	5/1/2016	NR	1,000	983,530
IAH Pub Fac Corp Pj Rev	6.00%	5/1/2021	NR	1,000	957,890
IAH Pub Fac Corp Pj Rev	6.125%	5/1/2026	NR	1,500	1,428,870
Madison Cnty FL Rev First Mtg Twin Oaks Pj Ser A	6.00%	7/1/2025	NR	1,230	1,248,561
Maverick Cnty TX Pub Fac Corp Pj Rev Ser A-1	6.25%	2/1/2024	NR	3,810	3,889,477
Otero Cnty NM Jail Rev	5.75%	4/1/2018	NR	1,925	1,949,197
Otero Cnty NM Jail Rev	6.00%	4/1/2023	NR	850	859,545
Otero Cnty NM Jail Rev	6.00%	4/1/2028	NR	1,900	1,895,554
Rivers Auth Inc Mont Pj Rev Sr Lien	7.375%	11/1/2027	NR	2,500	2,565,400
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.00%	5/1/2020	NR	1,000	995,050
San Luis AZ Fac Dev Corp Rev Sr Lien Pj Regl Detention Ctr	7.25%	5/1/2027	NR	1,200	1,203,180
Willacy Cnty TX Loc Govt Corp Rev Pj Ser A-2	6.00%	9/1/2010	NR	3,000	3,053,460
Total					23,665,140
Dirt Bonds, Tax Increment/Allocation 0.64%
Allegheny Cnty PA Redev Auth Rev Pittsburgh Mills Pj	5.60%	7/1/2023	NR	500	506,850
Atlanta GA Tax Alloc Eastside Pj Ser A AMT	5.625%	1/1/2016	NR	1,500	1,514,445

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Dirt Bonds, Tax Increment/Allocation (continued)
Atlanta GA Tax Alloc Eastside Pj Ser B	5.60%	1/1/2030	NR	$1,000	$986,140
Beaumont CA Fin Auth Loc Agy Rev Ser D	5.80%	9/1/2035	NR	500	512,465
Branson MO Indl Dev Auth Tax Rev Branson Landing Retail Pj	5.50%	6/1/2029	NR	6,220	6,013,309
Total					9,533,209
Education 2.28%
CA Statewide Cmnty Dev Auth Sonoma Country Day Sch COP	6.00%	1/1/2029	NR	6,870	6,584,689
Charyl Stockwell Academy MI COP	5.90%	10/1/2035	NR	3,000	3,032,490
Harrisburg PA Auth Univ Rev Univ of Science B	6.00%	9/1/2036	NR	3,000	3,033,300
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.00%	10/1/2031	NR	6,000	5,663,880
IA Higher Ed Ln Auth Rev Ref Private College Grand View	5.10%	10/1/2036	NR	3,895	3,686,617
IA Higher Ed Ln Auth Rev Ref Private College Waldorf A	5.00%	10/1/2034	NR	1,000	919,580
Lee Cnty FL Indl Dev Auth Indl Dev Rev Ser A Lee	5.25%	6/15/2027	BB	3,500	3,287,130
MA St Dev Fin Agy Rev Wheelock College Ser C	5.25%	10/1/2037	BBB	8,000	7,904,720
Total					34,112,406
Gaming 0.60%
Mohegan Tribe Indians CT Gaming Pub Impt Priority Dist†	5.125%	1/1/2023	BB	3,350	3,370,167
Mohegan Tribe Indians CT Gaming Pub Impt Priority Dist†	5.25%	1/1/2033	BB	1,500	1,463,010
Seminole Tribe FL Spl Oblig Rev Ser A†	5.75%	10/1/2022	BBB	2,350	2,477,864
Seneca Nation Indians Cap Impts Auth NY Spl Oblig Ser A†	5.00%	12/1/2023	BB	1,685	1,622,183
Total					8,933,224
General Airport 0.78%
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 1 AMT	8.50%#	5/1/2029	CCC+	1,000	1,017,840

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
General Airport (continued)
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 2 AMT	9.00%#	5/1/2029	CCC+	$7,500	$8,833,425
Dallas-Fort Worth TX Intl Arpt Fac Impt Corp Rev A Sub Ser 3 AMT	9.125%	5/1/2029	CCC+	1,500	1,776,435
Total					11,627,700
General Obligation 0.12%
Aurora Single Tree Met Dist	5.50%	11/15/2031	NR	2,000	1,851,680
Healthcare 17.12%
Allegheny Cnty PA Hosp Dev West PA Auth Rev Hlth Sys Ser A	5.00%	11/15/2028	BB	11,000	10,317,230
CA Hlth Facs Fin Auth Rev Sutter Hlth Ser A~(g)	5.00%	11/15/2042	AA-	9,000	9,071,640
CA Statewide Cmntys Dev Auth Rev Kaiser Permanente Ser A~(g)	5.00%	4/1/2031	A+	16,000	16,060,000
CA Statewide Cmntys Dev Auth Rev Vly Care Hlth Sys Ser A	5.125%	7/15/2031	NR	1,500	1,408,725
CO Hlth Facs Auth Rev Catholic Hlth Initiatives A~(g)	4.75%	9/1/2040	AA	15,000	14,657,550
CO Hlth Facs Auth Rev Yampa Vly Med Ctr Pj	5.125%	9/15/2029	BBB-	3,000	2,898,300
Crookstown MN Hlthcare Facs Rev Ref Riverview Hlth Pj	5.30%	5/1/2032	NR	1,000	961,450
Cuyahoga Cnty OH Hlthcare & Indpt Living Facs Rev Eliza Jennings Sr Care Ser A	6.00%	5/15/2037	NR	4,300	4,302,752
Cuyahoga Cnty OH Hlthcare & Indpt Living Facs Rev Eliza Jennings Sr Care Ser A	6.00%	5/15/2042	NR	2,500	2,485,350
Denver CO Hlth & Hosp Auth Hlthcare Rev Ser A	4.75%	12/1/2036	BBB	9,650	8,452,145
Hillsdale MI Hosp Fin Auth Hosp Rev Hillsdale Cmnty Hlth Ctr	5.75%	5/15/2018	BBB-	2,360	2,463,368
Hilsborough Cnty FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Pj~(g)	5.25%	10/1/2041	A3	5,000	5,010,650
Holmes Cnty Hosp Corp FL Hosp Rev Doctors Mem Hosp	5.75%	11/1/2026	NR	6,820	6,920,731
Holmes Cnty Hosp Corp FL Hosp Rev Doctors Mem Hosp	6.00%	11/1/2038	NR	7,115	7,269,324
IL Fin Auth Rev Kewannee Hosp Pj	5.10%	8/15/2031	NR	1,250	1,128,638

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
IL Fin Auth Rev Landing at Plymouth Pl Pj A	6.00%	5/15/2025	NR	$3,000	$3,068,580
IN Hlth & Edl Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.50%	3/1/2037	BBB-	5,000	4,949,400
IN Hlth & Edl Fac Fin Auth Hsg Rev Ref Clarian Hlth Oblig Group B~(g)	5.00%	2/15/2033	A+	20,000	19,970,200
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.125%	8/15/2026	BBB-	1,125	1,088,595
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.375%	8/15/2035	BBB-	6,875	6,704,844
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.375%	4/15/2022	Ba2	4,215	4,368,468
Knox Cnty TN Hlth Edl & Hsg Facs Baptist Hlth Sys East TN	6.50%	4/15/2031	Ba2	4,830	5,015,665
LA Pub Facs Auth Rev Ochsner Clinic Fndtn Pj Ser A	5.375%	5/15/2043	A3	5,000	5,023,900
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc~(g)	5.25%	10/1/2036	A-	20,000	20,128,200
Lufkin TX Hlth Facs Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.50%	2/15/2037	BBB+	2,500	2,510,725
NC Med Care Cmnty Hlthcare Fac Ref 1st Mtg Presbyterian Ser A	5.25%	7/1/2021	NR	500	503,755
NJ Hlthcare Fac Fin Auth Rev Holy Name Hosp~(g)	5.25%	7/1/2030	BBB	19,240	19,238,461
Sayre Mem Hosp Auth OK Hosp & Sales Tax Rev	6.00%	7/1/2037	NR	4,000	4,037,760
SC Jobs Econ Dev Hosp Rev Ref & Impt Hampton Regl Med	5.25%	11/1/2028	NR	12,000	11,230,200
St. Paul MN Hsg & Redev Auth Hlth Care Fac Rev Hlthpartners Oblig Grp Pj~(g)	5.25%	5/15/2036	Baa1	8,000	7,894,480
St. Paul MN Hsg & Redev Auth Hosp Rev Hltheast Pj	6.00%	11/15/2030	Baa3	2,500	2,615,725
Sylacauga AL Hlthcare Auth Rev Coosa Vly Med Ctr Ser A	6.00%	8/1/2035	NR	3,000	3,031,020
Vigo Cnty ID Hosp Auth Rev Union Hospital Inc†	5.75%	9/1/2042	NR	7,000	6,978,650
Washington Cnty IA Hosp Rev Wash Cnty Hosp Pj	5.375%	7/1/2026	NR	1,525	1,488,797
Washington Cnty IA Hosp Rev Wash Cnty Hosp Pj	5.50%	7/1/2032	NR	2,540	2,466,264

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
WI St Hlth & Edl Facs Auth Rev Wheaton Hlthcare Ser B~(g)	5.125%	8/15/2030	A-	$28,000	$27,172,600
Wilson Cnty KS Hosp Rev	5.60%	9/1/2036	NR	3,530	3,489,935
Total					256,384,077
Healthcare System 4.09%
Franklin Cnty OH Hlthcare Facs Rev OH Presbyterian Svcs A	5.00%	7/1/2026	BBB	1,200	1,163,004
IN Hlth & Edl Fac Fin Auth Hosp Rev Ref Clarian Hlth Oblig Group B~(g)	5.00%	2/15/2033	A+	12,280	12,261,703
Joplin MO Indl Dev Auth Hlth Facs Rev Freeman Hlth Pj	5.75%	2/15/2035	BBB+	500	513,065
Lubbock TX Hlth Facs Dev Corp Rev Ref 1st Mortgage Carillon Pj A	6.30%	7/1/2019	NR	4,010	4,187,563
MA St Hlth & Edl Facs Auth Rev UMass Mem Issue Ser D~(g)	5.25%	7/1/2025	BBB	10,560	10,679,645
Miami Beach FL Hlth Facs Rev Hosp Auth Mt. Sinai Med Ctr FL Pj	5.375%	11/15/2028	BB+	3,775	3,711,618
NJ Hlthcare Fac Fin Auth Rev Somerset Med Ctr	5.50%	7/1/2033	Ba1	1,700	1,651,992
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.375%	7/1/2020	NR	1,100	1,094,390
Orange Cnty FL Hlth Facs Auth Ref Hlthcare Orlando Lutheran	5.70%	7/1/2026	NR	1,920	1,938,950
RI St Hlth & Edl Bldg Corp Rev Hosp Fin St. Joseph Hlth Svcs~(g)	5.50%	10/1/2029	BBB-	15,470	15,294,880
St. Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.75%	5/1/2025	BB	1,520	1,546,037
Sylacauga AL Hlthcare Auth Coosa Vly Medical Ctr Ser A	6.00%	8/1/2025	NR	3,000	3,059,700
Virginia MN Hsg & Redev Auth Hlthcare Fac Lease Rev	5.375%	10/1/2030	Baa1	2,000	2,008,380
VT Econ Dev Auth Mtg Wake Robin Corp Pj Ser A	5.375%	5/1/2036	NR	2,250	2,153,452
Total					61,264,379
Hotel Convention 1.86%
AK Indl Dev & Expt Auth Sports Facs Rev Anchorage Sportsplex Pj Ser A	6.15%	8/1/2031	NR	3,285	3,208,854
Austin TX Convention Enterprise Inc First Tier Ser B	5.75%	1/1/2024	BB	1,250	1,263,262

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Hotel Convention (continued)
Austin TX Convention Enterprise Inc First Tier Ser B	5.75%	1/1/2034	BB	$3,500	$3,443,755
Baltimore MD Convention Ctr Hotel Rev Sub Ser B	5.875%	9/1/2039	Ba1	4,000	4,121,360
MD St Econ Dev Corp Rev Ref Sr Lien Chesapeake Bay A	5.00%	12/1/2031	NR	10,000	9,123,600
MD St Econ Dev Corp Rev Ref Sr Lien Pj Chesapeake Bay B	5.25%	12/1/2031	NR	1,000	945,030
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.25%	1/1/2037	NR	5,755	5,700,903
Total					27,806,764
Housing 2.81%
Gaithersburg MD Econ Dev Rev Asbury MD Oblig Grp A~(g)	5.125%	1/1/2036	BBB-(c)	10,700	10,260,230
MA St Hsg Fin Agy Hsg Rev Ser H AMT~(g)	5.25%	12/1/2048	AA-	11,860	11,931,575
OH St Hsg Fin Agy Resdl Mtg Rev Mtg Bkd Secs Ser H AMT~(g)	5.00%	9/1/2031	Aaa	20,000	19,916,200
Total					42,108,005
Industrial 10.17%
Allegheny Cnty PA Indl Dev Auth Rev Ref Envrn Impt	5.50%	11/1/2016	Baa3	1,500	1,539,810
Ascension Parish LA Pollutn Ctrl Rev Ref Borden Inc Pj	10.00%	12/1/2009	B3	16,500	17,761,260
Butler AL Ind Dev Bd Solid Wst Disp Rev Ref GA Pacific Corp Pj AMT	5.75%	9/1/2028	B	2,500	2,400,075
Clark Cnty NV Indl Dev Rev NV Pwr Co Pj Ser A AMT	5.60%	10/1/2030	B	7,815	7,818,204
Coshocton Cnty OH Envr Rev Smurfit Stone Container†	5.125%	8/1/2013	CCC+	3,100	3,063,699
Courtland AL Indl Dev Bd Solid Wst Disp Intl Paper Co Pj B AMT	5.20%	6/1/2025	BBB	2,305	2,242,535
Courtland AL Indl Dev Bd Solid Wst Disp Rev Intl Paper Co Pj AMT	5.20%	6/1/2025	BBB	7,500	7,296,750
De Kalb Cnty GA Dev Auth Pollutn Ctrl Rev Ref General Motors Corp Pj	6.00%	3/15/2021	B-	5,105	5,112,811
Fulton Cnty GA Dev Auth Loc Dist Cooling Fac Rev Sr Maxon Atlantic Station A AMT	5.125%#	3/1/2026	BBB	1,000	991,130
IL Fin Auth Solid Wst Disp Wst Mgmt Inc Pj AMT	5.05%	8/1/2029	NR	1,500	1,412,895

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial (continued)
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	5.875%	3/1/2027	NR	$1,500	$1,487,055
IL Fin Auth Sports Fac Rev Leafs Hockey Club Pj Ser A	6.00%	3/1/2037	NR	1,450	1,430,193
IL Fin Auth Sports Fac Rev United Sports Org of Barrington Ser A(d)	6.125%	10/1/2027	NR	1,475	1,433,626
IL Fin Auth Sports Fac Rev United Sports Org of Barrington Ser A(d)	6.25%	10/1/2037	NR	6,525	6,310,719
Jacksonville FL Econ Dev Gerdau Ameristeel US Inc AMT	5.30%	5/1/2037	BB+	6,400	6,259,456
Long Beach CA Bd Fin Auth Natural Gas Purp Rev Ser A(d)	5.50%	11/15/2028	AA-	4,500	4,778,955
MI St Strategic Fd Pollutn Ctrl Rev General Motors Corp	6.20%#	9/1/2020	B-	4,745	4,753,256
Mission TX Econ Dev Corp Solid Wst Disp Rev Allied Wst N.A. Inc Pj A AMT	5.20%	4/1/2018	B+	2,000	1,954,340
Mobile Cnty AL Indl Dev Auth Rev IPSCO Inc Pj AMT	6.875%#	5/1/2030	NR	3,000	3,121,080
New York Liberty Dev Corp Rev Goldman Sachs Headquarters~(g)	5.25%	10/1/2035	AA-	17,900	19,075,852
New York Liberty Dev Corp Rev Goldman Sachs Headquarters	5.25%	10/1/2035	AA-	4,425	4,715,678
NH St Business Fin Auth Swr & Solid NH Business Fin Auth Anheuser AMT	4.875%	3/1/2047	A	8,235	7,632,774
NJ Econ Dev Auth Glimcher Pptys LP Pj AMT	6.00%	11/1/2028	NR	5,035	5,010,882
NY New York City Indl Dev Agy Spl Fac Rev British Airways plc Pj AMT	5.25%	12/1/2032	BB+	500	460,080
OH St Wtr Dev Auth Solid Wst Allied Wst N.A. Pj Ser A AMT	5.15%	7/15/2015	B+	1,750	1,744,313
OR St Econ Dev Rev Ref Georgia Pacific Corp Pj Ser 183 AMT	5.70%	12/1/2025	B2	1,775	1,747,434
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy Seward Ser A AMT	6.75%#	12/1/2036	B2	6,500	7,065,435
Port Corpus Christi Auth TX Celanese Pj Ser A	6.45%	11/1/2030	B	6,700	6,951,384
Rockdale Cnty GA Dev Auth Pj Visy Paper AMT	6.125%	1/1/2034	NR	2,500	2,521,650
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.125%	6/1/2032	BBB	1,490	1,503,946
Tulsa OK Muni Arpt Tr Rev American Airlines Pj	6.25%	6/1/2020	B	5,250	5,250,420

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Industrial (continued)
Tulsa OK Muni Arpt Tr Rev Ref AMR Corp Ser B AMT	6.00%#	6/1/2035	B	$7,400	$7,459,422
Total					152,307,119
Miscellaneous 2.44%
Beauregard Parish LA Rev Ref Boise Cascade Corp Pj	6.80%	2/1/2027	Ba3	4,750	4,975,150
Red River Auth TX Pollutn Ctrl Celanese Pj Ser A	6.45%	11/1/2030	B	2,495	2,583,198
St. John Baptist Parish LA Rev Marathon Oil Corp Ser A~(g)	5.125%	6/1/2037	BBB+	24,500	24,479,665
Sweetwater Cnty WY Solid Wst Disp Ref FMC Corp Pj AMT	5.60%	12/1/2035	BBB	4,500	4,449,330
Total					36,487,343
Multi-Family Housing 2.21%
El Paso Cnty TX Hsg Fin Corp Multi Fam Las Lomas Apts Ser A	5.60%	12/1/2009	B3	265	264,918
El Paso Cnty TX Hsg Fin Corp Multi Fam Las Lomas Apts Ser A	6.375%	12/1/2029	B3	3,280	3,029,736
El Paso Cnty TX Hsg Fin Corp Multi Fam Las Lomas Apts Ser A	6.45%	12/1/2019	B3	1,515	1,462,929
Garza Cnty TX Pub Fac Corp Pj Rev	5.50%	10/1/2018	BBB	1,000	1,020,810
Harrisonburg VA Redev & Hsg Auth Brooke Ridge Apts Pj Ser E AMT	5.15%	12/1/2038	NR	12,300	12,306,888
LA Pub Facs Auth Rev Susla Facs Inc Pj Ser A	5.75%	7/1/2039	NR	5,100	4,983,108
Met Govt Nashville & Davidson Cnty TN Facs Bd Rev Multi Fam Hsg Rev Prestige A	7.50%	12/20/2040	NR	4,000	4,008,920
Minneapolis MN Hsg Rev Ref Keeler Apts Pj Ser A	5.00%	10/1/2037	NR	1,000	911,950
MuniMae TE Bond Subsidiary LLC Perp Sub Pfd Shs Ser B 3†(e)	5.90%	9/15/2015	NR	2,000	2,068,060
MuniMae TE Bond Subsidiary LLC Perp Sub Pfd Shs Ser D†(e)	5.30%	9/15/2015	NR	2,000	2,044,400
Stillwater MN Multi Fam Rev Hsg Orleans Homes LP Pj AMT	5.50%	2/1/2042	NR	1,000	952,600
Total					33,054,319

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home 7.12%
Amherst NY Indl Dev Agy Civic Beechwood Hlthcare Ctr Inc	5.20%	1/1/2040	NR	$1,500	$1,393,935
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2026	NR	1,450	1,463,297
CO Hlth Facs Auth Rev Christian Living Cmntys Pj A	5.75%	1/1/2037	NR	2,055	2,043,266
CO Hlth Facs Auth Rev Hlth & Resdl Care Facs Volunteers of America Care A	5.30%	7/1/2037	NR	1,500	1,390,170
Dutchess Cnty NY Indl Dev Agy Civic Fac Rev Elant Fishkill Inc Ser A	5.25%	1/1/2037	NR	2,400	2,309,640
HFDC Cent TX Inc Ret Fac Rev Ser A	5.625%	11/1/2026	NR	1,850	1,790,060
HFDC Cent TX Inc Ret Fac Rev Ser A	5.75%	11/1/2036	NR	3,750	3,591,750
Howard Cnty MD Ret Cmnty Rev Ref Vantage House Fac Ser B	5.25%	4/1/2037	NR	1,500	1,416,375
Huntsville-Redstone Vlg AL Spl Care Facs Fin Auth Redstone Vlg Pj	5.50%	1/1/2028	NR	4,500	4,392,270
Huntsville-Redstone Vlg AL Spl Care Facs Fin Auth Redstone Vlg Pj	5.50%	1/1/2043	NR	6,500	6,161,415
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.20%	5/15/2012	NR	1,000	1,002,790
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	5.30%	5/15/2013	NR	1,000	1,005,240
IL Fin Auth Rev Montgomery Place Pj Ser A	5.50%	5/15/2026	NR	2,400	2,339,832
IL Fin Auth Rev Montgomery Place Pj Ser A	5.75%	5/15/2038	NR	4,600	4,528,056
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2037	NR	3,750	3,760,988
IL Fin Auth Rev Sedgebrook Inc Fac Ser A	6.00%	11/15/2042	NR	3,750	3,744,225
Inver Grove Heights MN Nursing Home Rev Ref Presbyterian Homes Care	5.50%	10/1/2041	NR	3,000	2,919,090
Kerrville TX Hlth Facs Dev Corp Hosp Rev Sid Peterson Mem Hosp Pj	5.45%	8/15/2035	BBB-	1,500	1,478,745
Lexington VA Indl Dev Auth Resdl Care Fac Rev Mtg Kendal At Lexington Ser A	5.50%	1/1/2037	NR	2,550	2,422,015
Louisville & Jefferson Cnty KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc~(g)	5.25%	10/1/2036	A-	25,000	25,160,250
MA St Dev Fin Agy Rev Linden Ponds Inc Fac Ser A	5.75%	11/15/2042	NR	1,650	1,640,017

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home (continued)
Manhattan KS Hlth Care Fac Rev Meadowlark Hills Ret Ser B	5.125%	5/15/2042	NR	$1,000	$878,180
NH Hlth & Edl Facs Auth Rev Havenwood Heritage Heights A	5.35%	1/1/2026	NR	1,035	1,007,873
NH Hlth & Edl Facs Auth Rev Havenwood Heritage Heights A	5.40%	1/1/2030	NR	750	726,352
OK Dev Fin Auth Rev Ref St. John Hlth Sys~(g)	5.00%	2/15/2032	AA-	10,000	10,111,300
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2037	NR	2,565	2,543,069
Sarasota Cnty FL Hlth Fac Auth Rev Hlthcare Sarasota Manatee	5.75%	7/1/2045	NR	2,540	2,497,455
SC Jobs Econ Dev Auth Hlth Facs Rev Ref First Mtg Wesley Commons	5.125%	10/1/2026	NR	1,400	1,305,794
SC Jobs Econ Dev Auth Hlthcare Facs Rev Ref First Mtg Lutheran Homes	5.625%	5/1/2042	NR	2,100	1,976,919
SC Jobs Econ Dev Auth Rev Woodlands At Furman Pj Ser A(d)	6.00%	11/15/2042	NR	2,500	2,485,325
WA St Hsg Fin Commn Nonprofit Rev Skyline at First Hill Pj Ser A	5.625%	1/1/2038	NR	7,350	7,218,288
Total					106,703,981
Nursing Home Continuing Care Retirement Communities 10.07%
AZ Hlth Facs Auth Hlthcare Facs Rev Beautitudes Campus Pj	5.20%	10/1/2037	NR	13,000	11,760,840
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.125%	11/15/2020	NR	800	776,536
Bremer Cnty IA Ret Fac Rev Bartels Lutheran Ser A	5.375%	11/15/2027	NR	1,400	1,365,476
Bremer Cnty IA Ret Fac Rev Bremer Lutheran Ser A	5.00%	11/15/2017	NR	1,140	1,117,781
Bucks Cnty PA Indl Dev Auth Ret Cmnty Ann's Choice Inc Fac Ser A	6.125%	1/1/2025	NR	3,500	3,584,245
Carlton MN Hlthcare & Hsg Facs Rev Ref Inter Faith Care Ctr Pj	5.50%	4/1/2024	NR	1,080	1,052,590
Cottage Grove MN Sr Hsg Rev PHS/Cottage Grove Inc Pj B	6.00%	12/1/2046	NR	2,325	2,310,864
Director St NV Dept Business & Industry Las Ventanas Ret Pj A	7.00%	11/15/2034	NR	6,000	6,002,700
Director St NV Dept Business & Industry Las Ventanas Ret Pj B	6.00%	11/15/2014	NR	3,655	3,625,541

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home Continuing Care Retirement Communities (continued)
East Rochester NY Hsg Auth Rev Ref Sr Living Woodland Vlg Pj	5.50%	8/1/2033	NR	$1,700	$1,669,961
Fulton Cnty GA Resdl Care Facs First Mtg Lenbrook Pj Ser A	5.125%	7/1/2042	NR	13,000	11,552,450
HFDC Cent TX Inc Ret Fac Rev Vlg At Gleannloch Farms Ser A	5.50%	2/15/2027	NR	2,000	1,944,180
HFDC Cent TX Inc Ret Fac Rev Vlg At Gleannloch Farms Ser A	5.50%	2/15/2037	NR	1,850	1,752,098
IA Fin Auth Sr Hsg Rev Ref Bethany Life Cmntys Pj A	5.55%	11/1/2041	NR	1,000	958,700
IL Fin Auth Rev Clare at Wtr Tower Pj Ser A	6.00%	5/15/2025	NR	4,000	4,080,520
IL Fin Auth Rev Clare at Wtr Tower Pj Ser C	5.125%	5/15/2012	NR	5,000	4,998,700
IL Fin Auth Rev Clare Oaks Pj Ser A	6.00%	11/15/2027	NR	8,000	8,145,440
IL Fin Auth Rev Clare Oaks Pj Ser A	6.125%	11/15/2040	NR	2,500	2,542,550
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.375%	2/15/2025	NR	4,000	3,857,560
IL Fin Auth Rev Friendship Vlg Schaumburg A	5.625%	2/15/2037	NR	8,255	7,995,215
IL Fin Auth Rev Smith Vlg Pj Ser A	5.25%	11/15/2016	NR	4,290	4,272,754
IL Fin Auth Rev Three Crowns Pk Plaza A	5.875%	2/15/2026	NR	1,250	1,262,638
IL Fin Auth Rev Three Crowns Pk Plaza A	5.875%	2/15/2038	NR	4,500	4,504,050
James City Cnty VA Econ Dev Auth Resdl Care Fac First Mtg Williamsburg Ldg A	5.50%	9/1/2034	NR	1,000	976,620
MD St Hlth & Higher Edl Facs Auth Rev Edenwald Ser A	5.40%	1/1/2031	NR	2,000	1,955,800
MD St Hlth & Higher Edl Facs Auth Rev King Farm Presbyterian Cmnty A	5.30%	1/1/2037	NR	1,600	1,513,616
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.50%	2/15/2025	BBB-	2,000	2,030,660
Mesquite TX Hlth Facs Dev Ret Fac Christian Care	5.625%	2/15/2035	BBB-	1,750	1,765,558
MI St Hosp Fin Auth Rev Presbyterian Vlg	5.25%	11/15/2025	NR	1,500	1,430,775
NC Med Care Cmnty Hlthcare Fac First Mtg Presbyterian Homes	5.50%	10/1/2031	NR	1,500	1,505,265

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home Continuing Care Retirement Communities (continued)
NC Med Care Cmnty Ret Facs Rev First Mtg UTD Methodist C	5.50%	10/1/2032	NR	$3,600	$3,449,700
NJ Econ Dev Auth Ret Cmty Ref Seabrook Vlg Inc Fac	5.25%	11/15/2036	NR	2,250	2,103,773
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.30%	11/1/2026	NR	1,250	1,196,437
NJ Econ Dev Auth Rev First Mtg Seashore Gardens Pj	5.375%	11/1/2036	NR	3,655	3,437,783
Northfield MN Hsg & Redev Auth Hsg Rev Northfield Ret Pj A	5.375%	12/1/2036	NR	1,000	937,810
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	5.65%	11/15/2027	NR	620	617,005
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	6.00%	11/15/2026	NR	5,055	5,172,124
Olathe KS Sr Living Fac Rev Catholic Care Campus Inc A	6.00%	11/15/2038	NR	7,900	8,038,013
SC Jobs Econ Dev Auth Hlth Fac Ref First Mtg Wesley Commons	5.30%	10/1/2036	NR	4,500	4,144,680
Shelby Cnty TN Hlth Edl Hsg Facs Bd Rev Trezevant Manor Pj Ser A	5.625%	9/1/2026	NR	1,500	1,505,655
St. Johns Cnty FL Indl Dev Auth Hlthcare Glenmoor Pj SerA	5.375%	1/1/2040	NR	2,275	2,131,311
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	5.70%	5/15/2028	NR	265	265,837
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2026	NR	250	255,530
St. Joseph Cnty Indl Econ Dev Rev Holy Cross Vlg Notre Dame Pj A	6.00%	5/15/2038	NR	475	482,928
Sussex Cnty DE Rev Adj First Mtg Cadbury Lewes A	5.90%	1/1/2026	NR	500	508,965
Virginia Beach VA Dev Auth Resdl Care Fac Mtg Rev Ref Westminster Canterbury	5.25%	11/1/2026	NR	1,000	976,410
Virginia Beach VA Dev Auth Resdl Care Fac Mtg Rev Ref Westminster Canterbury	5.375%	11/1/2032	NR	7,100	6,895,094
VT Econ Dev Auth Mtg Wake Robin Corp Pj Ser A	5.25%	5/1/2026	NR	750	725,775
Westmoreland Cnty PA Indl Dev Auth Rev Ret Cmnty Redstone A	5.75%	1/1/2026	NR	1,200	1,206,132
WI Hlth & Edl Facs Auth Hlth Facs Three Pillars Sr Living A	5.50%	8/15/2034	NR	500	503,655

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Nursing Home Continuing Care Retirement Communities (continued)
Winchester VA Indl Dev Auth Resdl Care Fac Rev Westminster Canterbury Ser A	5.20%	1/1/2027	NR	$2,000	$1,983,020
Winchester VA Indl Dev Auth Resdl Care Fac Rev Westminster Canterbury Ser A	5.30%	1/1/2035	NR	2,000	1,968,660
Total					150,817,980
Port Facilities 1.27%
Los Angeles CA Hbr Dept Rev Los Angeles Hbr Dept AMT~(g)(15)	5.00%	8/1/2029	AAA	4,900	5,007,086
Los Angeles CA Hbr Dept Rev Los Angeles Hbr Dept AMT~(g)(15)	5.00%	8/1/2030	AAA	5,150	5,262,549
Los Angeles CA Hbr Dept Rev Los Angeles Hbr Dept AMT~(g)(15)	5.00%	8/1/2031	AAA	5,415	5,533,340
Port Of Bay City Auth TX Rev Matagorda Cnty Rev Hoechst Celanese Corp Pj AMT	6.50%	5/1/2026	B	3,200	3,213,632
Total					19,016,607
Power 1.24%
Brazos River Auth TX Pollutn Ctrl Rev TXU Energy College Pj LLC AMT	5.00%	3/1/2041	NR	14,500	12,417,800
MS Business Fin Corp MS Pollutn Ctrl Rev Sys Energy Res Inc Pj	5.875%	4/1/2022	BBB	6,060	6,078,180
Total					18,495,980
Pre-Refunded 1.96%
Golden St Tob Securitization Tob Sttlmnt Rev Ser 2003 A 1	6.75%	6/1/2039	AAA	1,290	1,493,498
Northern Tob Securitization Corp AK Tob Sttlmnt Asset Bkd Bds	6.50%	6/1/2031	AAA	1,125	1,207,316
St. Mary Hosp Auth PA Hlth Sys Rev Catholic Hlth East Ser B	5.375%	11/15/2034	A1	500	552,620
Tob Sttlmnt Fin Corp NJ	6.75%	6/1/2039	AAA	1,000	1,154,980
Tob Sttlmnt Fin Corp VA~(g)	5.625%	6/1/2037	AAA	13,850	15,437,487
Willacy Cnty TX Loc Govt Corp Rev Pj	6.00%	3/1/2009	AAA	9,375	9,574,219
Total					29,420,120
Resource Recovery 4.18%
Burlington KS Pollutn Ctrl Rev Ref KS Gas & Elec Co Pj A~(g)(15)	5.30%	6/1/2031	AAA	13,500	14,257,890

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery (continued)
Gaston Cnty NC Facs & Pollutn Exempt Facs Natl Gypsum Co Pj AMT	5.75%	8/1/2035	NR	$4,890	$4,932,445
Little River Cnty AR Rev Georgia Pacific Corp Pj AMT	5.60%	10/1/2026	B2	4,080	3,874,327
Madre Metropolitan Dist No 2 CO Ltd Tax Conv Unltd Tax Ser A	5.50%	12/1/2036	NR	2,520	2,308,496
Matagorda Cnty TX Nav Dist No 1 Rev Ref Houston AMT~(g)(2)	5.125%	11/1/2028	AAA	12,500	13,169,999
Moraine OH Solid Wst Disp Rev General Motors Corp Pj AMT	6.75%	7/1/2014	B-	525	550,662
Niagara Cnty NY Indl Dev Agy Solid Wst Disp Ser B AMT	5.55%#	11/15/2024	Baa2	750	767,693
OH St Pollutn Ctrl Rev Ref General Motors Corp Pj	5.625%	3/1/2015	B-	2,945	2,928,125
PA Econ Dev Fing Auth Exempt Facs Rev Reliant Energy A AMT	6.75%#	12/1/2036	B2	1,500	1,630,485
PA Econ Dev Fin Auth Exempt Facs Rev Reliant Energy B AMT	6.75%#	12/1/2036	B2	9,500	10,326,405
Sullivan Cnty TN Hlth Edl & Hsg Facs Bd Hosp Rev Wellmont Hlth Sys Pj Ser C~(g)	5.25%	9/1/2036	BBB+	8,000	7,917,440
Total					62,663,967
Sales Tax 0.06%
Sothwestern IL Dev Auth Rev Loc Govt Pg Collinsville Ltd	5.35%	3/1/2031	NR	1,000	965,030
Secondary Schools 0.22%
CO Edl & Cultural Facs Auth Rev Indpt Sch Vail Christian High Sch†	5.50%	6/1/2037	NR	3,500	3,342,360
Single Family Housing 1.55%
LA St Gas & Fuels Tax Rev Ser A~(g)(10)	5.00%	5/1/2041	AAA	20,000	20,504,000
Middlesex Cnty NJ Impt Auth Rev Sub Heldrich Ctr Hotel Ser B	6.125%	1/1/2025	NR	2,790	2,795,329
Total					23,299,329
Special Assessment 7.34%
Amelia Walk Cmnty Dev Dist FL Spl Assmnt Ser A	5.50%	5/1/2037	NR	1,000	923,340
Arborwood Cmnty Dev Dist FL Cap Impt Rev Master Infras Pj A	5.35%	5/1/2036	NR	6,905	6,225,272

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Assessment (continued)
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser A 1	5.50%	5/1/2036	NR	$2,880	$2,654,726
Arborwood Cmnty Dev Dist FL Centex Homes Pj Ser B 2	5.10%	5/1/2016	NR	4,000	3,804,880
Brentwood CA Infras Fin Auth CIFP-1	5.15%	9/2/2035	NR	1,000	936,790
Cypress Creek Hillsborough Cnty Cmnty Dev Dist FL Cap	5.35%	5/1/2037	NR	7,000	6,249,530
Durbin Crossing Cmnty Dev Dist FL Spl Assmt Ser A	5.50%	5/1/2037	NR	6,000	5,540,040
East Homestead Cmnty Dev Dist FL Spl Assmnt Rev Ser B	5.00%	5/1/2011	NR	1,075	1,058,735
Grandview MO Indl Dev Auth Tax Inc Grandview Crossing Pj 1	5.75%	12/1/2028	NR	1,000	926,210
Henderson NV Loc Impt Dists No T-18	5.25%	9/1/2026	NR	8,155	7,572,815
IA Fin Auth Child Svcs	5.375%	6/1/2026	NR	1,795	1,714,476
IA Fin Auth Child Svcs	5.50%	6/1/2031	NR	4,260	4,054,199
IA Fin Auth Child Svcs	5.55%	6/1/2036	NR	5,960	5,656,934
Lake Elsinore CA Unif Sch Cmnty Dist Spl Tax No 2004-03	5.25%	9/1/2029	NR	1,650	1,583,571
Lancaster Cnty SC Assmt Rev Sun City Carolina Lakes Impt	5.45%	12/1/2037	NR	1,000	955,800
Mariposa East Pub Impt Dist NM	5.75%	9/1/2021	NR	500	507,630
Mariposa East Pub Impt Dist NM	6.00%	9/1/2032	NR	1,000	1,013,010
Mediterranea Cmnty Dev Dist FL Spl Assmt Ser A	5.60%	5/1/2037	NR	1,500	1,390,050
Northstar Cmnty Svcs Dist CA Spl Tax Cmnty Facs Dist No 1	5.45%	9/1/2028	NR	7,000	7,022,400
Palma Sola Trace Cmnty Dev Dist FL Cap Impt Rev	5.75%	5/1/2035	NR	875	844,489
Panther Trace II FL Cmnty Dev Dist Rev Spl Assmt Ser A	5.60%	5/1/2035	NR	1,735	1,630,796
Prince Georges Cnty MD Spl Oblig Natl Harbor Pj	5.20%	7/1/2034	NR	10,250	9,779,628
Prince Georges Cnty MD Spl Tax Victoria Falls Pj	5.25%	7/1/2035	NR	1,250	1,165,375
River Bend Cmnty Dev Dist FL Cap Impt Rev	5.45%	5/1/2035	NR	930	852,057
Roseville CA Spl Tax Cmnty Facs Dist No 1 Westpark	5.15%	9/1/2030	NR	2,000	1,891,920

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Assessment (continued)
Roseville CA Spl Tax Cmnty Facs Dist No 1 Westpark	5.20%	9/1/2036	NR	$3,500	$3,286,185
Shingle Creek Cmnty Dev Dist FL Cap Impt Rev	6.10%	5/1/2025	NR	5,000	5,036,200
Shingle Creek Cmnty Dev Dist FL Cap Impt Rev	6.125%	5/1/2037	NR	2,000	1,995,800
Tern Bay Cmnty Dev Dist FL Cap Impt Rev Ser A	5.375%	5/1/2037	NR	11,000	9,207,330
Tracy CA Cmnty Facs Dist No 1 Spl Tax NEI Phase II	5.70%	9/1/2026	NR	1,020	1,016,206
Winter Garden Vlg at Fowler Groves Cmnty Rev Dist FL Spl Assmnt	5.65%	5/1/2037	NR	1,000	962,050
Woodmen Heights Met Dist No 1 CO Rev	6.75%	12/1/2020	NR	3,125	3,207,312
Woodmen Heights Met Dist No 1 CO Rev	7.00%	12/1/2030	NR	8,945	9,246,625
Total					109,912,381
Special Tax 3.56%
Annawan IL Tax Inc Rev Patriot Renewable Fuels LLC Pj	5.625%	1/1/2018	NR	1,300	1,270,724
Atlanta GA Tax Alloc Princeton Lakes Pj	5.50%	1/1/2031	NR	1,235	1,181,846
Brunswick MD Spl Oblig Brunswick Crossing Spl Taxing	5.50%	7/1/2036	NR	8,000	7,895,680
Crosscreek Cmnty Dev Dist FL Spl Assmt Rev A	5.60%	5/1/2039	NR	1,750	1,598,432
Crosscreek Cmnty Dev Dist FL Spl Assmt Rev B	5.50%	5/1/2017	NR	1,500	1,417,680
Dardenne Town Square Transn Dev Dist MO Sales Tax Ser A	5.00%	5/1/2036	NR	3,200	2,824,384
Farms New Kent VA Cmnty Dev Auth Spl Assmnt Ser B	5.45%	3/1/2036	NR	3,000	2,842,500
Farms New Kent VA Cmnty Dev Auth Spl Assmnt Ser C	5.80%	3/1/2036	NR	2,000	1,937,700
Henderson NV Loc Impt Dists No T18	5.30%	9/1/2035	NR	8,150	7,354,886
Legends Bay Cmnty Dev Dist FL Corp Impt Rev Ser A	5.875%	5/1/2038	NR	1,000	959,590
Magnolia West Cmnty Dev Dist FL Spl Assmnt	5.35%	5/1/2037	NR	4,000	3,601,200

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Special Tax (continued)
Midtown Miami FL Cmnty Dev FL Spl Assmt Rev Ser A	6.25%	5/1/2037	NR	$1,915	$1,942,672
Millsboro DE Spl Oblig Plantation Lakes Spl Dev Ser A	5.45%	7/1/2036	NR	5,000	4,762,800
Minneapolis MN Tax Inc Rev Grant Park Pj	5.35%	2/1/2030	NR	1,500	1,458,570
Ohio Cnty W VA Cnty Commn Tax Inc Rev Fort Henry Centre Fing Dist A	5.85%	6/1/2034	NR	500	497,945
Orange Grove Cmnty Dev Dist LA Spl Assmnt	5.30%	11/1/2021	NR	2,605	2,541,829
Pine Ridge Plantation Cmnty Dev Dist FL Cap Impt Rev Ser B	5.00%	5/1/2011	NR	1,000	964,590
South Fork East Cmnty Dev Dist FL Cap Impt Rev	5.35%	5/1/2036	NR	2,885	2,601,001
Stone Canyon Cmnty Impt Dist MO Pub Infras Impt Pj	5.70%	4/1/2022	NR	1,485	1,431,139
Whispering Spr Dev Dist LA Spl Assmnt	5.20%	10/1/2021	NR	2,290	2,234,444
Whiting IN Redev Dist Tax Inc Rev Standard Ave Pj	5.35%	1/15/2027	NR	2,165	2,059,824
Total					53,379,436
Tobacco 5.78%
Badger Tob Asset Securitization Corp WI Asset Bkd	6.375%	6/1/2032	BBB	3,340	3,472,331
Golden St Tob Securitization Corp CA Tob Sttlmnt Asset Bkd Ser A~(g)	5.00%	6/1/2045	A	20,000	19,998,600
Golden St Tob Sec Corp CA Tob Sttlmnt Rev Asset Bkd Sr Ser A-1~(g)	5.75%	6/1/2047	BBB	6,600	6,302,868
Golden St Tob Securitiization Corp CA Tob Rev Asset Bkd Sr Ser A-2 (5.30% after 12/1/2012)**	Zero Coupon	6/1/2037	BBB	20,000	13,090,400
MI Tob Sttlmnt Fin Auth Tob Sttlmnt Sr Ser A	6.00%	6/1/2048	BBB	15,000	14,962,500
Tob Sttlmnt Auth IA Rev Asset Bkd Ser C	5.625%	6/1/2046	BBB	3,100	2,864,803
Tob Sttlmnt Auth IA Rev Asst Bkd Ser C	5.375%	6/1/2038	BBB	8,050	7,305,939
Tob Sttlmnt Rev Mgmt Auth SC Sec B	6.375%	5/15/2028	BBB	2,800	2,877,840
Tob Sttlmnt Rev Mgmt Auth Ser B	6.375%	5/15/2030	BBB	8,005	8,414,055
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.00%	6/1/2023	BBB	4,165	4,238,970

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Tobacco (continued)
Tob Sttlmnt Fin Corp RI Asset Bkd Ser A	6.25%	6/1/2042	BBB	$2,960	$2,989,393
Total					86,517,699
Toll Roads 0.10%
Santa Rosa Bay Bridge Auth FL Rev Cap App	Zero Coupon	7/1/2017	B2	2,800	1,489,964
Transportation 2.11%
Augusta GA Arpt Rev Gen Arpt Passenger B AMT	5.35%	1/1/2028	Baa3	500	490,265
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier	7.25%	1/1/2023	NR	5,000	5,033,550
Director St NV Dept Business & Industry Las Vegas Monorail Pj 2nd Tier	7.375%	1/1/2030	NR	8,000	8,066,480
Santa Rosa Bay Bridge Auth FL Rev	6.25%	7/1/2028	B2	4,835	4,724,665
St. Paul MN Port Auth Lease Rev Hltheast Midway Campus 03 A	5.875%	5/1/2030	BB	1,000	1,014,280
Tulsa OK Muni Arpt Tr Rev Ser A AMT	7.75%#	6/1/2035	B	11,000	12,323,190
Total					31,652,430
Universities 2.93%
MA St Dev Fin Agy Rev Eastern Nazarene College	5.625%	4/1/2029	BB+	1,000	982,260
NY New York City Indl Dev Agy Fac Rev Vaughn College Aeronautics B	5.00%	12/1/2031	BB+	1,510	1,372,137
NY New York City Indl Dev Agy Fac Rev Vaughn College Aeronautics B	5.25%	12/1/2036	BB+	2,000	1,859,220
Univ AL at Birmingham Hosp Ser A~(g)	5.00%	9/1/2041	A+	40,000	39,610,800
Total					43,824,417
Water/Sewer 2.53%
NY New York City Muni Fin Auth Wtr & Swr Sys Rev 2nd Gen Solution Ser AA~(g)	4.75%	6/15/2037	AA	30,000	30,040,500
Pima Cnty AZ Indl Dev Auth Wtr & Swr Global Wtr Res LLC Pjs AMT	5.60%	12/1/2022	NR	2,000	1,934,600
Pima Cnty AZ Indl Dev Auth Wtr & Swr Global Wtr Res LLC Pjs AMT	5.75%	12/1/2032	NR	5,000	4,739,650

See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD MUNICIPAL BOND FUND September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Water/Sewer (continued)
Western Generation Agy OR Cogeneration Pj Rev Sub Lien Wauna Cogeneration C	5.00%	1/1/2021	NR	$1,190	$1,138,140
Total					37,852,890
Total Municipal Bonds (cost $1,735,973,417)					1,699,123,265
				Shares (000)
SHORT-TERM INVESTMENTS 1.41%
Money Market Mutual Fund 0.50%
Dreyfus Municipal Cash Management Plus				7,442	7,442,023
SSgA Tax Free Money Market Fund				6	6,237
Total					7,448,260
				Principal Amount (000)
Variable Rate Demand Notes 0.91%
Clark Cnty NV Sch Dist Ser A(h)(11)	4.00%	10/1/2007	AAA	$1,600	1,600,000
Detroit MI Sew Disp Rev Sr Lien Ser B(h)(11)	4.00%	10/1/2007	AAA	2,000	2,000,000
Metropolitan Transn Auth NY Rev Transn Sub Ser G-2(h)	3.92%	10/1/2007	Aa1	1,800	1,800,000
NY New York City Sub Ser A-6(h)(11)	3.98%	10/1/2007	AAA	1,200	1,200,000
NY New York City Ser B Sub Ser B-4(h)(15)	3.89%	10/1/2007	AAA	1,000	1,000,000
Orange Cnty FL Sch Ser B COP(h)(2)	4.00%	10/1/2007	Aaa	3,000	3,000,000
Orange Cnty FL Sch Ser B COP(h)(10)	3.96%	10/1/2007	AAA	3,000	3,000,000
Total					13,600,000
Total Short-Term Investments (cost $21,048,259)					21,048,260
Total Investments in Securities 114.86% (cost $1,757,021,676)					1,720,171,525
Liabilities in Excess of Cash and Other Assets(f) (14.86%)					(222,549,589)
Net Assets 100.00%					$1,497,621,936
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	2,686	Short	$(299,069,313)	$164,679

See Notes to Financial Statements.

Schedule of Investments

MICHIGAN TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 106.20%
Education 6.44%
Carman-Ainsworth MI Cmnty Sch Unrefunded Balance(10)	5.00%	5/1/2027	AAA	$480	$493,008
Grand Traverse Academy MI Pub Sch Academy Rev	5.00%	11/1/2036	BBB-	900	816,903
Grand Vly MI St Univ Rev(10)	5.50%	2/1/2018	AAA	1,150	1,257,031
MI Higher Ed Student Ln Auth Rev Student Ln Ser XVII-P AMT GTD(2)	4.875%	3/1/2030	AAA	1,000	988,540
Plymouth MI Edl Ctr Chrtr Sch Pub Sch Academy Rev	5.375%	11/1/2035	BBB-	405	387,200
Wayne Cnty MI Cmnty College Impt(2)	5.50%	7/1/2019	AAA	565	587,583
Total					4,530,265
General Obligation 15.77%
Anchor Bay MI Sch Dist Sch Bldg & Site	5.00%	5/1/2033	AA-	1,000	1,023,620
Belding MI Area Sch(2)	5.00%	5/1/2026	AAA	400	402,248
Birmingham MI City Sch Dist Sch Bldg & Site(11)	5.00%	11/1/2033	AAA	1,000	1,035,500
Caledonia MI Cmnty Schs CR(11)	5.25%	5/1/2022	AAA	1,025	1,084,778
Grand Blanc MI Cmnty Schs Sch Bldg & Site(11)	5.00%	5/1/2021	AAA	500	523,935
Grand Rapids MI Smartzone Loc Dev Auth(2)	5.375%	6/1/2028	AAA	1,125	1,205,775
Mason Cnty MI Cent Sch Dist Sch Bldg & Site Ser A(11)	5.00%	5/1/2024	AAA	1,070	1,120,097
MI Muni Bd Auth Rev Loc Govt Ln Pg Ser A(2)	4.25%	5/1/2029	AAA	1,000	945,850
Mount Clemens MI Cmnty Sch Dist(10)	4.375%	5/1/2027	AAA	500	486,195
Mount Clemens MI Cmnty Sch Dist(10)	4.375%	5/1/2031	AAA	1,000	955,320
Royal Oak MI Cap Impt Ser B(15)	4.375%	5/1/2026	AAA	660	641,566
Saginaw MI City Sch Dist Sch Bldg & Site(11)	5.00%	5/1/2034	AAA	1,125	1,157,974
Wayne Cnty MI Bldg Auth Cap Impt Ser A(15)	5.25%	6/1/2016	AAA	500	505,480
Total					11,088,338
Healthcare 4.00%
Kent Hosp Fin Auth MI Rev Met Hosp Pj Ser A	6.00%	7/1/2035	BBB	375	386,895

See Notes to Financial Statements.

Schedule of Investments (continued)

MICHIGAN TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
MI St Hosp Fin Auth Rev Henry Ford Hlth Sys A	5.00%	11/15/2038	A1	$1,000	$1,002,120
MI St Hosp Fin Auth Rev Marquette Gen Hosp Oblig Grp A	5.00%	5/15/2034	Baa1	375	352,920
MI St Hosp Fin Auth Rev Trinity Hlth Ser A TCRS(2)	6.00%	12/1/2027	AAA	1,000	1,072,530
Total					2,814,465
Housing 5.10%
MI St Hsg Dev Auth Rental Hsg Rev Ser B AMT(11)	4.85%	10/1/2037	AAA	2,000	1,919,440
MI St Hsg Dev Auth Ltd Oblig Multi Fam Hsg Rev College Pg Wiliams Pavilion AMT(12)	4.90%	4/20/2048	Aaa	1,000	959,250
MI St Hsg Dev Auth Ltd Oblig Multi Fam Hsg Rev College Pg Deaconess Tower AMT(12)	5.20%	8/20/2038	Aaa	700	706,111
Total					3,584,801
Lease 2.71%
Grand Rapids MI Pub Sch(15)	5.00%	11/1/2021	AAA	250	259,747
MI St Hse Reps Cap Apprec COP(2)	Zero Coupon	8/15/2024	AAA	3,565	1,644,606
Total					1,904,353
Power 1.41%
MI St Strategic Fd Ltd Oblig(2)	7.00%	5/1/2021	AAA	500	631,805
MI St Strategic Fd Ltd Oblig Rev Detroit Fd Ser BB(15)	7.00%	7/15/2008	AAA	350	359,331
Total					991,136
Pre-Refunded 41.57%
Adrian MI City Sch Dist(11)	5.00%	5/1/2034	AAA	1,500	1,616,520
Anchor Bay MI Sch Dist Sch Bldg & Site Ser I(10)	6.00%	5/1/2023	AAA	1,100	1,142,504
Bloomingdale MI Pub Sch Dist No 16	5.50%	5/1/2021	AA-	450	478,913
Carman-Ainsworth MI Cmnty Sch(10)	5.00%	5/1/2027	AAA	520	550,909
Crawford Ausable MI Sch Dist Sch Bldg & Site	5.00%	5/1/2021	AA-	350	366,660
Detroit MI City Sch Dist Sch Bldg & Site Impt Ser A(10)	5.25%	5/1/2028	AAA	1,000	1,081,630

See Notes to Financial Statements.

Schedule of Investments (continued)

MICHIGAN TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Detroit MI Sew Disp Rev Ref Sr Lien Ser A(11)	5.00%	7/1/2028	AAA	$715	$765,722
Eastern MI Univ Rev Gen Ser B(10)	5.60%	6/1/2025	AAA	1,430	1,504,860
Elkton Pigeon Bay Port MI Sch Dist	5.375%	5/1/2025	AA-	700	731,710
Greenville MI Pub Sch(11)	6.00%	5/1/2025	AAA	1,000	1,038,640
Hartland MI Cons Sch Dist(10)	6.00%	5/1/2021	AAA	1,950	2,068,111
Huron MI Sch Dist(11)	5.25%	5/1/2021	AAA	250	264,155
Kalamazoo MI Hosp Fin Auth Hosp Fac Rev ETM RIBs(10)	6.408%	6/1/2011	AAA	2,000	2,010,640
Kaleva Norman ETC MI Sch Dist Bldg & Site(10)	6.00%	5/1/2025	Aaa	600	623,184
Laingsburg MI Cmnty Sch Dist Sch Bldg & Site Bd	5.25%	5/1/2026	AA-	450	475,479
Lake Orion MI Cmnty Sch Dist	5.125%	5/1/2022	AA-	550	585,096
Lake Orion MI Cmnty Sch Dist Ser A(10)	6.00%	5/1/2017	AAA	1,335	1,415,180
Memphis MI Cmnty Sch(10)	5.25%	5/1/2029	Aaa	150	154,085
MI St COP(2)	Zero Coupon	6/1/2022	AAA	2,000	1,046,040
Muskegon Heights MI Wtr Sys Ser A(15)	5.625%	11/1/2020	Aaa	300	318,258
Paw Paw MI Pub Sch Dist Sch Bldg & Site	6.00%	5/1/2030	AA-	1,325	1,404,579
Potterville MI Pub Sch(11)	6.00%	5/1/2029	AAA	1,000	1,038,640
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser B	6.50%	7/1/2027	BBB+	1,000	1,086,330
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	1,000	1,093,235
Puerto Rico Elec Pwr Auth Pwr Rev Ser NN(15)	5.00%	7/1/2032	AAA	500	536,810
South Lyon MI Cmnty Schs(11)	5.50%	5/1/2023	AAA	1,425	1,493,913
South Lyon MI Cmnty Schs Sch Bldg & Site(10)	5.25%	5/1/2022	AAA	1,000	1,076,880
Southfield MI Pub Schs Sch Bldg & Site Ser A(10)	5.25%	5/1/2021	AAA	1,025	1,108,671
Southfield MI Pub Schs Sch Bldg & Site Ser B(11)	5.00%	5/1/2029	AAA	1,000	1,077,680
Warren MI Cons Sch Dist Sch Bldg & Site(10)	5.00%	5/1/2027	AAA	1,000	1,069,110
Total					29,224,144

See Notes to Financial Statements.

Schedule of Investments (concluded)

MICHIGAN TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Resource Recovery 1.41%
MI St Strategic Fd Solid Wst Disp Rev Ref Ltd Oblig Wst Mgmt AMT	4.50%	12/1/2013	BBB	$1,000	$989,880
Tobacco 0.75%
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	525	526,234
Transportation 4.05%
MI St Comprehensive Transn Ser A(11)	5.00%	11/1/2021	AAA	700	722,883
MI St Trunk Line(10)	5.00%	11/1/2021	AAA	2,000	2,119,660
Total					2,842,543
Water/Sewer 22.99%
Detroit MI Sew Disp Rev Sr Lien A(11)	5.00%	7/1/2028	AAA	285	291,834
Detroit MI Wtr Supply Sys Sr Lien Ser A(15)	5.00%	7/1/2034	AAA	1,000	1,020,930
Detroit MI Wtr Supply Sys Sr Lien Ser A~(g)(11)	5.00%	7/1/2034	AAA	10,000	10,296,050
Grand Rapids MI Santn Swr Sys Rev Ref & Impt Ser A(10)	4.75%	1/1/2028	AAA	1,050	1,054,809
Grand Rapids MI Water Supply(10)	5.00%	1/1/2035	AAA	500	515,635
Lansing MI Bd Wtr & Lt Wtr Supply Steam & Elec Util Sys(11)	5.00%	7/1/2022	AAA	1,865	1,941,297
MI Muni Bd Auth Rev Drinking Wtr St Revolving Fd	5.00%	10/1/2024	AAA	1,000	1,038,900
Total					16,159,455
Total Investments in Municipal Bonds 106.20% (cost $71,852,958)					74,655,614
Liabilities in Excess of Cash and Other Assets(f) (6.20%)					(4,357,519)
Net Assets 100.00%					$70,298,095
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	66	Short	$(7,348,688)	$4,331

See Notes to Financial Statements.

Schedule of Investments

PENNSYLVANIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
MUNICIPAL BONDS 107.88%
Education 23.28%
Delaware Cnty PA Auth Rev Eastern Univ(16)	4.55%	10/1/2036	AA	$950	$847,638
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science B	6.00%	9/1/2036	NR	1,000	1,011,100
Harrisburg PA Auth Univ Rev Harrisburg Univ of Science Ser A	5.40%	9/1/2016	NR	500	502,785
Lehigh Cnty PA Gen Purp Auth Rev DeSales Univ Pj(16)	5.125%	12/15/2023	AA	1,000	1,011,520
New Wilmington PA Muni Auth Rev Westminster College Pj GG4(16)	5.125%	5/1/2033	AA	1,000	995,020
PA St Higher Edl Facs Auth College & Univ Revs Allegheny College	4.80%	5/1/2036	A-	1,000	983,160
PA St Higher Edl Facs Auth College & Univ Revs Moravian College Pj(16)	5.375%	7/1/2031	AA	1,000	1,029,420
PA St Higher Edl Facs Auth College & Univ Revs Univ of the Arts(16)	5.625%	3/15/2025	AA	1,000	1,028,370
PA St Higher Edl Facs Auth College & Univ Rev Univ of the Arts(16)	5.75%	3/15/2030	AA	500	515,035
PA St Higher Edl Facs Auth College & Univ Revs Ursinus College(16)	5.50%	1/1/2024	AA	1,000	1,028,640
PA St Higher Edl Facs Auth Rev Assn Indpt Colleges & Univ-GG5 Gwynedd Mercy(16)	5.125%	5/1/2032	AA	1,020	1,016,420
PA St Higher Edl Facs Auth Rev Drexel Univ Ser A	5.20%	5/1/2032	A+	600	618,306
PA St Higher Edl Facs Auth Rev Drexel Univ Ser A(d)(15)	5.00%	5/1/2037	AAA	1,390	1,445,767
PA St Higher Edl Facs Auth Rev Philadelphia Univ	5.00%	6/1/2030	BBB	1,000	969,600
PA St Higher Edl Facs Auth Rev Ref Bryn Mawr College(2)	5.00%	12/1/2037	AAA	1,000	1,037,180
PA St Higher Edl Facs Auth Rev York College PA Pj Ser EE 1(18)	5.00%	11/1/2033	AAA	1,000	1,033,510
Philadelphia PA Auth For Indl Dev Revs First Philadelphia Chrtr A	5.85%	8/15/2037	BBB-	1,000	1,029,370
Philadelphia PA Auth Indl Dev Please Touch Museum Pj	5.25%	9/1/2036	BBB-	1,000	992,600
Philadelphia PA Auth Indl Dev Rev Ed Cmnty Fgn Med Grads(15)	5.00%	6/1/2015	AAA	250	252,155
Philadelphia PA Auth Indl Dev Revs Russell Byers Chrtr Sch A	5.25%	5/15/2037	BBB-	1,000	970,740

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Education (continued)
Philadelphia PA Auth Indl For Dev Revs Ser A	5.50%	9/15/2037	BBB-	$1,370	$1,372,041
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2014	AAA	295	225,949
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2015	AAA	295	215,754
St Pub Sch Bldg Auth PA College Rev(2)	Zero Coupon	7/15/2016	AAA	295	205,653
St Pub Sch Bldg Auth PA Sch Jefferson Cnty Dubois Tech Sch(10)	5.00%	2/1/2029	AAA	1,000	1,037,980
Wilkes-Barre PA Fin Auth Wilkes Univ Pj	5.00%	3/1/2037	BBB	570	543,005
Total					21,918,718
General Obligation 6.77%
Delaware Vly PA Regl Fin Auth Loc Govt Rev Ser C(2)	7.75%	7/1/2027	AAA	1,000	1,383,090
Montgomery Cnty PA	5.00%	9/15/2022	Aaa	625	646,463
Northern Mariana Islands Comwlth Ser B	5.00%	10/1/2033	NR	1,690	1,518,786
Puerto Rico Comwlth Unrefunded Bal Ser A	5.375%	7/1/2028	BBB-	1,825	1,878,691
Somerset PA Area Sch Dist Ser C(11)	4.25%	3/15/2027	Aaa	1,000	950,370
Total					6,377,400
Healthcare 8.11%
Allegheny Cnty PA Hosp Dev Auth Rev Hlth Sys West PA Ser A	5.00%	11/15/2028	BB	1,000	937,930
Allegheny Cnty PA Hosp Dev Auth Rev OH Vly Gen Hosp Pj A	5.125%	4/1/2035	Baa2	500	464,235
Allegheny Cnty PA Hosp Dev Catholic Hlth East Issue	5.50%	11/15/2032	A1	1,500	1,542,945
Cumberland Cnty PA Muni Auth Rev Diakon Lutheran Ministries Pj	5.00%	1/1/2036	BBB+(c)	900	862,389
Delaware Cnty PA Auth Hosp Rev Crozer Chester Med Ctr(1)(4)	5.375%	12/1/2018	A	1,000	1,015,440
Monroe Cnty PA Hosp Auth Rev Hosp Pocono Med Ctr	5.125%	1/1/2037	BBB+	1,000	954,060
Philadelphia PA Hosps & Higher Ed Facs Auth Hosp Rev Ref Temple Univ Hlth Sys A	5.50%	7/1/2030	BBB	1,000	1,006,660

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Healthcare (continued)
Puerto Rico Indl Tourist Edl Mutuo Oblig Grp Ser A(15)	6.25%	7/1/2024	AAA	$850	$851,317
Total					7,634,976
Housing 6.24%
Allegheny Cnty PA Resdl Fin Auth Mtg Rev Sing Fam Mtg Ser VV AMT(13)	4.95%	11/1/2037	Aaa	1,000	975,510
PA Hsg Fin Agy Sing Fam Mtg Ser 93 A AMT	4.85%	10/1/2021	AA+	3,000	2,978,940
PA Hsg Fin Agy Sing Fam Mtg Ser 98 A AMT	4.85%	10/1/2031	AA+	2,000	1,923,200
Total					5,877,650
Industrial 4.45%
Allegheny Cnty PA Indl Dev Auth Rev Envr Impt USX Pj	6.10%	7/15/2020	BBB+	1,000	1,016,920
Childrens Tr Fd Puerto Rico Tob Sttlmnt Rev Asset Bkd Bds	5.50%	5/15/2039	BBB	650	651,528
Philadelphia PA Auth For Indl Dev Lease Rev Ser B(11)	5.125%	10/1/2026	AAA	1,000	1,040,370
York Cnty PA Ind Dev Auth Pollutn Ctrl Rev Svc Elec & Gas Ser A(15)	6.45%	10/1/2019	AAA	1,475	1,477,227
Total					4,186,045
Lease 1.66%
York PA Gen Auth Rev York City Recreation Corp(2)	5.50%	5/1/2018	AAA	1,475	1,559,105
Miscellaneous 1.33%
Puerto Rico Pub Bldgs Auth Rev Govt Facs Ser I GTD	5.375%	7/1/2034	BBB-	1,000	1,033,880
Washington Cnty PA Auth Rev Cap Fdg Rev Pj & Equip Pg(2)	6.15%	12/1/2029	AAA	210	215,114
Total					1,248,994
Pre-Refunded 44.20%
Allegheny Cnty PA Arpt Rev Ref Pittsburgh Intl Arpt Ser B(15)	5.00%	1/1/2017	AAA	1,000	1,012,770
Allegheny Cnty PA Port Auth Spl Rev Transn(15)	6.125%	3/1/2029	AAA	500	522,945

See Notes to Financial Statements.

Schedule of Investments (continued)

PENNSYLVANIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Pre-Refunded (continued)
Allegheny Cnty PA Redev Auth Tax Inc Rev Wtrfrnt Pj Ser A	6.30%	12/15/2018	A-(c)	$1,000	$1,090,090
Bucks Cnty PA Wtr & Swr Auth Neshaminy Interceptor Swr Sys(2)	5.50%	6/1/2017	Aaa	465	480,164
Mifflin Cnty PA(10)	5.625%	9/1/2031	AAA	1,000	1,075,120
Montgomery Cnty PA Higher Ed & Hlth Auth Rev Hlth Sys Catholic Hlth East C	5.375%	11/15/2034	A1	1,000	1,105,240
PA Conv Ctr Auth Rev Ser A ETM(10)	6.70%	9/1/2016	AAA	855	967,313
PA St Higher Edl Facs Auth Rev Drexel Univ	6.00%	5/1/2029	A+	800	830,664
PA St Tpk Commn(2)	5.50%	7/15/2033	AAA	1,000	1,077,160
Pennsbury PA Sch Dist(10)	5.50%	1/15/2020	Aaa	1,000	1,083,660
Philadelphia PA Gas Wks Rev 12th Ser B ETM(15)	7.00%	5/15/2020	AAA	2,035	2,390,270
Philadelphia PA Sch Dist(10)	5.25%	6/1/2034	AAA	3,000	3,279,570
Philadelphia PA Sch Dist Ser A(11)	5.50%	2/1/2031	AAA	500	538,145
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2019	AAA	450	480,789
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2020	AAA	250	267,105
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2021	AAA	500	534,210
Philadelphia PA Sch Dist Ser A(11)	5.75%	2/1/2030	AAA	1,250	1,335,525
Philadelphia PA Sch Dist Ser B(10)	5.625%	8/1/2021	AAA	1,000	1,089,880
Philadelphia PA Sch Dist Ser B(10)	5.625%	8/1/2022	AAA	1,000	1,089,880
Puerto Rico Comwlth Hwy & Transn Auth Transn Rev Ser D~(g)	5.75%	7/1/2041	AAA	5,500	6,012,792
Quaker Vly PA Sch Dist(11)	5.50%	4/1/2025	Aaa	800	884,400
Riverside PA Sch Dist(10)	5.50%	10/15/2020	AAA	1,000	1,056,480
St Pub Sch Bldg Auth PA Northhampton Area Cmnty College(2)	5.75%	3/1/2020	AAA	1,775	1,883,559
St Pub Sch Bldg Auth PA Rev Del Cnty Cmnty College Pj(15)	5.50%	10/1/2020	AAA	800	838,384
St Pub Sch Bldg Auth PA Sch Rev Lease Philadelphia Sch Dist Pj~(g)(11)	5.00%	6/1/2033	AAA	10,000	10,687,000
Total					41,613,115
Sales Tax 0.83%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Ser A	5.25%	8/1/2057	A+	750	778,530

See Notes to Financial Statements.

Schedule of Investments (concluded)

PENNSYLVANIA TAX FREE TRUST September 30, 2007

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody's(a)	Principal Amount (000)	Value
Transportation 3.35%
Delaware River Port Auth PA & NJ Ref Port Dist Pj Ser A(11)	5.20%	1/1/2027	AAA	$1,000	$1,041,600
Delaware River Port Auth PA & NJ Rev(11)	6.00%	1/1/2019	AAA	1,000	1,053,450
PA St Tpk Commn Tpk Rev Ser A(2)	5.25%	12/1/2032	AAA	1,000	1,063,660
Total					3,158,710
Water/Sewer 7.66%
Allegheny Cnty PA San Auth Swr Rev(10)	5.00%	12/1/2037	AAA	1,000	1,030,860
Bucks Cnty PA Wtr & Swr Auth Rev Ser A(2)	5.00%	6/1/2024	AAA	1,000	1,031,780
Delaware Cnty PA Indl Dev Auth Wtr Facs Aqua PA Inc Pj Ser A AMT(10)	5.00%	11/1/2036	AAA	1,000	1,006,570
Luzerne Cnty PA Indl Dev Auth PA American Wtr Co Ser A AMT(2)	5.10%	9/1/2034	AAA	1,000	1,024,510
North Huntingdon Twp PA GTD(2)	5.25%	4/1/2019	AAA	760	796,503
Philadelphia PA Wtr & Wst Wtr Rev Ser B(2)	4.25%	11/1/2031	AAA	2,500	2,325,125
Total					7,215,348
Total Municipal Bonds (cost $98,371,678)					101,568,591
				Shares (000)
SHORT-TERM INVESTMENT 0.11%
Money Market Mutual Fund
Dreyfus PA Municipal Money Market Fund (cost $101,618)				102	101,618
Total Investments in Securities 107.99% (cost $98,473,296)					101,670,209
Liabilities in Excess of Cash and Other Assets(f) (7.99%)					(7,522,207)
Net Assets 100.00%					$94,148,002
Open futures contracts at September 30, 2007:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 30-Year Treasury Bond	December 2007	63	Short	$(7,014,656)	$3,730

See Notes to Financial Statements.

Schedule of Investments

September 30, 2007

AMT  Income from this security may be subject to Alternative Minimum Tax.

COP  Certificates of Participation.

CR    Custodial Receipt.

ETM  Escrow to Maturity.

GTD  Guaranteed.

Pre-Refunded Bonds  A second bond has been issued in order to pay off the first bond issue. Proceeds from the sale of the second bond are held in an "escrow fund" consisting of U.S. Government debt until the first bond issue reaches maturity.

PSF    Permanent School Fund.

RIBs  Residual Interest Bonds. The interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at September 30, 2007.

RITES  Residual Interest Tax-Exempt Security. The interest rate is subject to change periodically and inversely to the prevailing market rate.

TCRS  Transferable Custodial Receipt.

NR     Not Rated.

  **  Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable Rate Security. The interest rate represents the rate at September 30, 2007.

  ~  Fair Valued Security (See Note 2(a)).

  (a)  Unaudited.

  (b)  Amount represents less than 1,000 shares.

  (c)  This investment has been rated by Fitch IBCA.

  (d)  Security purchased on a when-issued basis (See Note 2(g)).

  (e)  Effective Maturity date. Average life of sinking fund due to mandatory or expected principal payments prior to maturity.

  (f)  Cash and Other Assets in Excess of Liabilities (Liabilities in Excess of Cash and Other Assets) include net unrealized appreciation (depreciation) on financial futures contracts.

  (g)  Municipal Bonds Held in Trust - Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 2(h) for details of Municipal Bonds Held in Trust.

  (h)  The interest rate represents the rate at September 30, 2007. The date shown represents the next interest reset date.

Insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:

  (1)  American Capital Access Holding Ltd.

  (2)  AMBAC Assurance Corporation

  (3)  Assured Guaranty

  (4)  Certified Bond Insurance

  (5)  CIFG Guaranty

  (6)  Department of Veterans Affairs

  (7)  Federal Home Loan Mortgage Corporation

  (8)  Federal Housing Administration

  (9)  Federal National Mortgage Association

  (10)  Financial Guaranty Insurance Company

  (11)  Financial Security Assurance, Inc.

  (12)  Government National Mortgage Association

  (13)  Government National Mortgage Association/Federal National Mortgage Association

  (14)  Insurance Bond Certificate

  (15)  Municipal Bond Investors Assurance

  (16)  Radian Asset Assurance, Inc.

  (17)  State of New York Mortgage Agency

  (18)  XL Capital Assurance, Inc.

Industry classifications have not been audited by Deloitte & Touche LLP

See Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 2007

	National	California	Connecticut	Hawaii
ASSETS:
Investments in securities, at cost	$655,806,481	$185,774,495	$141,296,627	$107,154,077
Investments in securities, at value	$666,959,771	$189,513,806	$144,102,437	$109,491,784
Cash	227,316	124,502	166,294	–
Deposits with brokers for futures collateral	622,800	178,800	166,800	79,200
Receivables:
Interest	9,526,467	2,362,859	2,119,263	1,589,115
Investment securities sold	12,226	21,582,004	–	646,400
Capital shares sold	1,926,716	287,339	237,482	99,554
From advisor	34,550	–	13,323	7,497
Variation margin	2,250	1,500	4,962	3,601
Prepaid expenses	39,135	15,934	16,142	13,583
Total assets	679,351,231	214,066,744	146,826,703	111,930,734
LIABILITIES:
Payables:
Investment securities purchased	16,198,138	26,584,314	–	–
Trust certificates	52,613,570	22,900,000	9,535,000	7,290,000
Capital shares reacquired	6,781,466	265,507	231,595	5,000
Management fees	219,521	59,681	49,318	37,763
12b-1 distribution fees	187,718	46,836	33,693	31,499
Interest expense and fees	728,663	316,488	140,036	86,776
Fund administration	20,832	5,782	4,176	3,499
Directors' fees	260,552	145,407	25,600	19,568
To bank	–	–	–	106,365
Distributions payable	1,919,402	492,776	424,759	305,622
Accrued expenses and other liabilities	152,990	101,581	48,778	45,884
Total liabilities	79,082,852	50,918,372	10,492,955	7,931,976
NET ASSETS	$600,268,379	$163,148,372	$136,333,748	$103,998,758
COMPOSITION OF NET ASSETS:
Paid-in capital	$605,661,882	$162,854,335	$136,217,192	$104,303,170
Undistributed (distributions in excess of) net investment income	(1,648,215)	(300,037)	(430,872)	(293,669)
Accumulated net realized loss on investments and futures contracts	(14,930,313)	(3,154,526)	(2,266,780)	(2,352,781)
Net unrealized appreciation on investments and futures contracts	11,185,025	3,748,600	2,814,208	2,342,038
Net Assets	$600,268,379	$163,148,372	$136,333,748	$103,998,758
Net assets by class:
Class A Shares	$525,513,090	$147,893,087	$136,323,748	$103,988,758
Class B Shares	$23,501,509	–	–	–
Class C Shares	$51,243,780	$15,245,285	–	–
Class F Shares	$10,000	$10,000	$10,000	$10,000
Outstanding shares by class*:
Class A Shares	47,254,229	13,993,349	13,286,252	21,144,300
Class B Shares	2,105,343	–	–	–
Class C Shares	4,597,373	1,440,768	–	–
Class F Shares	899	946	975	2,032
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$11.12	$10.57	$10.26	$4.92
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 3.25%)	$11.49	$10.93	$10.60	$5.09
Class B Shares–Net asset value	$11.16	–	–	–
Class C Shares–Net asset value	$11.15	$10.58	–	–
Class F Shares–Net asset value	$11.12	$10.57	$10.26	$4.92

* Lord Abbett Municipal Income Fund, Inc. has 1,210,000,000 authorized shares of capital stock (par value $.001)
of which 1,125,000,000 are issued and allocated as follows: 195,000,000 to National, 140,000,000 to each of
California, New Jersey, and New York, and 100,000,000 to each of Connecticut, Hawaii, and Missouri, and
70,000,000 to each of Minnesota, Texas, and Washington. The Lord Abbett Municipal Income Trust has an
unlimited number of shares of benefical interest authorized.

See Notes to Financial Statements.

	Minnesota	Missouri	New Jersey	New York
ASSETS:
Investments in securities, at cost	$56,467,320	$167,462,296	$137,900,273	$281,241,050
Investments in securities, at value	$56,874,146	$171,277,011	$140,441,434	$287,136,470
Cash	351,191	95,480	58,524	250,336
Deposits with brokers for futures collateral	63,600	187,200	109,200	261,600
Receivables:
Interest	797,593	2,324,403	2,061,964	4,390,394
Investment securities sold	15,764	–	100,000	75,000
Capital shares sold	15,678	84,891	95,465	685,968
From advisor	–	3,555	–	–
Variation margin	3,714	2,507	1,327	2,300
Prepaid expenses	5,246	14,730	14,587	15,857
Total assets	58,126,932	173,989,777	142,882,501	292,817,925
LIABILITIES:
Payables:
Investment securities purchased	–	–	4,183,584	3,194,918
Trust certificates	3,500,000	14,050,000	8,750,000	19,106,430
Capital shares reacquired	77,644	62,921	123,723	203,968
Management fees	19,507	58,214	47,888	97,532
12b-1 distribution fees	–	31,313	38,720	89,916
Interest expense and fees	54,249	216,955	108,770	248,970
Fund administration	1,818	5,518	4,596	9,250
Directors' fees	3,867	31,693	41,120	124,811
To bank	–	–	–	–
Distributions payable	159,163	476,487	403,942	814,332
Accrued expenses and other liabilities	43,958	69,511	63,754	79,238
Total liabilities	3,860,206	15,002,612	13,766,097	23,969,365
NET ASSETS	$54,266,726	$158,987,165	$129,116,404	$268,848,560
COMPOSITION OF NET ASSETS:
Paid-in capital	$54,590,271	$156,225,254	$131,067,518	$264,605,853
Undistributed (distributions in excess of) net investment income	27,188	(458,170)	(385,745)	(894,502)
Accumulated net realized loss on investments and futures contracts	(760,953)	(604,214)	(4,111,980)	(771,322)
Net unrealized appreciation on investments and futures contracts	410,220	3,824,295	2,546,611	5,908,531
Net Assets	$54,266,726	$158,987,165	$129,116,404	$268,848,560
Net assets by class:
Class A Shares	$54,266,726	$158,977,165	$129,106,404	$243,416,049
Class B Shares	–	–	–	–
Class C Shares	–	–	–	$25,422,511
Class F Shares	–	$10,000	$10,000	$10,000
Outstanding shares by class*:
Class A Shares	10,738,510	30,567,893	25,810,857	22,210,682
Class B Shares	–	–	–	–
Class C Shares	–	–	–	2,320,374
Class F Shares	–	1,923	2,000	912
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$5.05	$5.20	$5.00	$10.96
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 3.25%)	$5.22	$5.37	$5.17	$11.33
Class B Shares–Net asset value	–	–	–	–
Class C Shares–Net asset value	–	–	–	$10.96
Class F Shares–Net asset value	–	$5.20	$5.00	$10.96

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

September 30, 2007

	Texas	Washington	Intermediate+	Florida
ASSETS:
Investments in securities, at cost	$67,448,017	$38,842,051	$22,572,683	$65,154,537
Investments in securities, at value	$70,582,840	$41,133,017	$22,797,361	$67,677,733
Cash	22,746	228,360	103,185	–
Deposits with brokers for futures collateral	20,400	10,800	–	24,000
Receivables:
Interest	1,022,515	711,324	285,859	1,239,185
Investment securities sold	–	–	–	155,827
Capital shares sold	340	199	86,805	365
From advisor	–	–	15,539	–
Variation margin	7,952	25,957	–	30,666
Prepaid expenses	4,799	429	37,860	7,960
Total assets	71,661,592	42,110,086	23,326,609	69,135,736
LIABILITIES:
Payables:
Investment securities purchased	–	–	981,278	–
Trust certificates	1,000,000	1,750,000	–	5,750,000
Capital shares reacquired	116,981	5,961	107,060	112,047
Management fees	26,128	15,756	6,946	24,015
12b-1 distribution fees	53,764	–	7,620	31,082
Interest expense and fees	14,818	27,847	–	80,723
Fund administration	2,594	1,420	696	2,291
Directors'/Trustees' fees	28,662	14,819	3,863	33,229
To bank	–	–	–	19,658
Distributions payable	202,398	121,944	65,231	178,082
Accrued expenses and other liabilities	48,929	45,525	36,263	51,079
Total liabilities	1,494,274	1,983,272	1,208,957	6,282,206
NET ASSETS	$70,167,318	$40,126,814	$22,117,652	$62,853,530
COMPOSITION OF NET ASSETS:
Paid-in capital	$70,612,547	$40,050,084	$22,210,887	$62,920,824
Undistributed (distributions in excess of) net investment income	(96,287)	92,582	2,209	(124,435)
Accumulated net realized loss on investments and futures contracts	(3,484,947)	(2,307,510)	(320,122)	(2,467,284)
Net unrealized appreciation (depreciation) on investments and futures contracts	3,136,005	2,291,658	224,678	2,524,425
Net Assets	$70,167,318	$40,126,814	$22,117,652	$62,853,530
Net assets by class:
Class A Shares	$70,167,318	$40,126,814	$17,046,154	$56,582,236
Class B Shares	–	–	$801,856	–
Class C Shares	–	–	$4,248,566	$6,271,294
Class F Shares	–	–	$10,000	–
Class P Shares	–	–	$11,076	–
Outstanding shares by class*:
Class A Shares	7,153,755	7,971,183	1,748,129	12,252,817
Class B Shares	–	–	82,318	–
Class C Shares	–	–	436,189	1,355,654
Class F Shares	–	–	1,026	–
Class P Shares	–	–	1,136	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$9.81	$5.03	$9.75	$4.62
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 3.25%)	$10.14	$5.20	$10.08	$4.78
Class B Shares–Net asset value	–	–	$9.74	–
Class C Shares–Net asset value	–	–	$9.74	$4.63
Class F Shares–Net asset value	–	–	$9.75	–
Class P Shares–Net asset value	–	–	$9.75	–

* Lord Abbett Municipal Income Fund, Inc. has 1,210,000,000 authorized shares of capital stock (par value $.001)
of which 1,125,000,000 are issued and allocated as follows: 195,000,000 to National, 140,000,000 to each of California, New Jersey, and New York, and 100,000,000 to each of Connecticut, Hawaii, and Missouri, and
70,000,000 to each of Minnesota, Texas, and Washington. The Lord Abbett Municipal Income Trust has an
unlimited number of shares of benefical interest authorized.

+ Formerly, Insured Intermediate Tax Free Fund.

See Notes to Financial Statements.

	Georgia	High Yield	Michigan	Pennsylvania
ASSETS:
Investments in securities, at cost	$141,806,315	$1,757,021,676	$71,852,958	$98,473,296
Investments in securities, at value	$143,603,652	$1,720,171,525	$74,655,614	$101,670,209
Cash	237,402	213,109	271,670	174,217
Deposits with brokers for futures collateral	160,800	3,223,200	79,200	75,600
Receivables:
Interest	2,285,282	27,689,052	1,244,931	1,455,289
Investment securities sold	–	10,583,405	–	1,561,039
Capital shares sold	1,018,067	12,767,743	937	20,058
From advisor	18,983	125,532	–	705
Variation margin	3,494	19,316	2,960	1,241
Prepaid expenses	16,120	55,977	5,530	16,984
Total assets	147,343,800	1,774,848,859	76,260,842	104,975,342
LIABILITIES:
Payables:
Investment securities purchased	2,658,745	18,696,982	–	2,497,669
Trust certificates	9,020,000	244,745,000	5,500,000	7,750,000
Capital shares reacquired	1,327,120	4,258,641	114,492	41,449
Management fees	48,348	555,967	25,855	34,566
12b-1 distribution fees	46,741	633,198	–	42,579
Interest expense and fees	167,874	2,888,927	56,595	101,732
Fund administration	4,504	46,082	2,446	3,290
Directors'/Trustees' fees	7,524	31,711	11,798	21,263
To bank	–	–	–	–
Distributions payable	400,399	5,087,671	200,455	287,404
Accrued expenses and other liabilities	54,013	282,744	51,106	47,388
Total liabilities	13,735,268	277,226,923	5,962,747	10,827,340
NET ASSETS	$133,608,532	$1,497,621,936	$70,298,095	$94,148,002
COMPOSITION OF NET ASSETS:
Paid-in capital	$132,773,432	$1,554,597,040	$68,902,866	$91,865,046
Undistributed (distributions in excess of) net investment income	(32,460)	566,767	(71,698)	(197,796)
Accumulated net realized loss on investments and futures contracts	(937,729)	(20,856,399)	(1,340,060)	(719,891)
Net unrealized appreciation (depreciation) on investments and futures contracts	1,805,289	(36,685,472)	2,806,987	3,200,643
Net Assets	$133,608,532	$1,497,621,936	$70,298,095	$94,148,002
Net assets by class:
Class A Shares	$133,598,532	$959,169,703	$70,298,095	$94,138,002
Class B Shares	–	$11,459	–	–
Class C Shares	–	$538,419,212	–	–
Class F Shares	$10,000	$10,000	–	$10,000
Class P Shares	–	$11,562	–	–
Outstanding shares by class*:
Class A Shares	24,225,407	63,799,447	13,588,429	18,336,791
Class B Shares	–	762.235	–	–
Class C Shares	–	35,819,198	–	–
Class F Shares	1,815	665.336	–	1,950
Class P Shares	–	769	–	–
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$5.51	$15.03	$5.17	$5.13
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 3.25%)	$5.70	$15.53	$5.34	$5.30
Class B Shares–Net asset value	–	$15.03	–	–
Class C Shares–Net asset value	–	$15.03	–	–
Class F Shares–Net asset value	$5.51	$15.03	–	$5.13
Class P Shares–Net asset value	–	$15.04	–	–

See Notes to Financial Statements.

Statements of Operations

For the Year Ended September 30, 2007

	National	California	Connecticut	Hawaii
Investment income:
Interest	$32,030,950	$9,089,297	$5,918,044	$4,810,370
Dividends	36,939	5,872	378	–
Total investment income	32,067,889	9,095,169	5,918,422	4,810,370
Expenses:
Management fees	2,616,611	770,374	520,749	434,845
12b-1 distribution plan-Class A	1,384,350	430,035	308,904	261,744
12b-1 distribution plan-Class B	256,986	–	–	–
12b-1 distribution plan-Class C	422,767	144,005	–	–
Interest expense and fees	2,405,022	711,413	374,565	292,590
Shareholder servicing	280,386	67,216	41,436	36,199
Professional	65,773	48,349	42,926	47,015
Reports to shareholders	87,883	25,666	19,164	17,410
Fund administration	232,588	68,478	46,289	38,653
Custody	31,027	14,192	7,682	3,227
Directors' fees	12,766	3,838	2,421	2,074
Registration	74,168	32,390	22,224	21,999
Other	10,003	3,325	2,017	2,187
Gross expenses	7,880,330	2,319,281	1,388,377	1,157,943
Expense reductions (See Note 7)	(33,273)	(12,559)	(8,989)	(5,683)
Expenses assumed by advisor (See Note 3)	(518,443)	(5,251)	(323,230)	(225,071)
Net expenses	7,328,614	2,301,471	1,056,158	927,189
Net investment income	24,739,275	6,793,698	4,862,264	3,883,181
Net realized and unrealized loss:
Net realized gain (loss) on investments and futures contracts	2,889,614	(167,095)	(339,055)	54,106
Net change in unrealized depreciation on investments and futures contracts	(23,375,683)	(5,115,782)	(2,445,669)	(1,804,595)
Net realized and unrealized loss	(20,486,069)	(5,282,877)	(2,784,724)	(1,750,489)
Net Increase in Net Assets Resulting From Operations	$4,253,206	$1,510,821	$2,077,540	$2,132,692

See Notes to Financial Statements.

	Minnesota	Missouri	New Jersey	New York
Investment income:
Interest	$2,669,695	$8,268,660	$6,843,212	$13,439,577
Dividends	–	–	4,001	7,173
Total investment income	2,669,695	8,268,660	6,847,213	13,446,750
Expenses:
Management fees	236,952	718,902	587,303	1,162,206
12b-1 distribution plan-Class A	–	439,767	355,054	644,479
12b-1 distribution plan-Class B	–	–	–	–
12b-1 distribution plan-Class C	–	–	–	184,610
Interest expense and fees	133,972	562,327	421,473	789,430
Shareholder servicing	28,015	81,611	56,809	104,042
Professional	42,787	46,329	45,318	47,053
Reports to shareholders	11,169	28,304	19,117	38,747
Fund administration	21,062	63,902	52,205	103,307
Custody	3,048	6,333	9,975	15,382
Directors' fees	1,143	3,530	2,889	5,607
Registration	18,972	23,896	22,566	35,818
Other	1,240	3,373	2,657	4,522
Gross expenses	498,360	1,978,274	1,575,366	3,135,203
Expense reductions (See Note 7)	(4,202)	(9,824)	(10,459)	(14,838)
Expenses assumed by advisor (See Note 3)	(5,081)	(186,699)	(82,642)	(381,748)
Net expenses	489,077	1,781,751	1,482,265	2,738,617
Net investment income	2,180,618	6,486,909	5,364,948	10,708,133
Net realized and unrealized loss:
Net realized gain (loss) on investments and futures contracts	96,640	238,102	1,613,343	837,476
Net change in unrealized depreciation on investments and futures contracts	(1,447,305)	(3,968,199)	(5,968,672)	(8,000,695)
Net realized and unrealized loss	(1,350,665)	(3,730,097)	(4,355,329)	(7,163,219)
Net Increase in Net Assets Resulting From Operations	$829,953	$2,756,812	$1,009,619	$3,544,914

See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended September 30, 2007

	Texas	Washington	Intermediate+	Florida
Investment income:
Interest	$3,978,955	$2,128,816	$570,215	$3,699,537
Dividends	4,202	11,001	3,358	332
Total investment income	3,983,157	2,139,817	573,573	3,699,869
Expenses:
Management fees	337,127	190,487	58,146	304,131
12b-1 distribution plan-Class A	207,231	–	28,173	168,781
12b-1 distribution plan-Class B	–	–	8,400	–
12b-1 distribution plan-Class C	–	–	28,451	56,095
12b-1 distribution plan-Class P	–	–	48	–
Interest expense and fees	41,422	71,220	–	242,985
Shareholder servicing	32,195	23,247	7,576	33,216
Professional	43,763	43,341	34,537	45,325
Reports to shareholders	13,990	10,662	4,733	11,577
Fund administration	29,967	16,932	5,815	27,034
Custody	5,947	3,852	3,084	6,922
Directors'/Trustees' fees	1,672	951	285	1,514
Registration	23,787	21,307	45,407	28,833
Other	1,637	1,551	1,606	1,856
Gross expenses	738,738	383,550	226,261	928,269
Expense reductions (See Note 7)	(5,746)	(3,952)	(2,405)	(6,251)
Expenses assumed by advisor (See Note 3)	(59,179)	(5,062)	(157,605)	(79,101)
Net expenses	673,813	374,536	66,251	842,917
Net investment income	3,309,344	1,765,281	507,322	2,856,952
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	520,480	250,705	(25,504)	529,392
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,634,234)	(795,896)	47,806	(2,511,225)
Net realized and unrealized gain (loss)	(2,113,754)	(545,191)	22,302	(1,981,833)
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,195,590	$1,220,090	$529,624	$875,119

+ Formerly, Insured Intermediate Tax Free Fund.

See Notes to Financial Statements.

	Georgia	High Yield	Michigan	Pennsylvania
Investment income:
Interest	$6,380,445	$85,408,922	$3,779,044	$5,047,966
Dividends	–	118,553	–	2,308
Total investment income	6,380,445	85,527,475	3,779,044	5,050,274
Expenses:
Management fees	583,684	6,842,396	322,744	425,904
12b-1 distribution plan-Class A	304,065	2,495,345	–	245,386
12b-1 distribution plan-Class B	–	124	–	–
12b-1 distribution plan-Class C	–	4,490,654	–	–
12b-1 distribution plan-Class P	–	54	–	–
Interest expense and fees	366,498	9,093,462	219,261	319,987
Shareholder servicing	60,887	557,176	41,760	47,892
Professional	44,365	108,329	44,014	44,629
Reports to shareholders	20,772	206,278	11,382	12,133
Fund administration	51,883	563,768	28,688	37,858
Custody	4,948	68,895	4,519	6,376
Directors'/Trustees' fees	2,777	28,726	1,595	2,097
Registration	26,090	201,399	22,931	23,690
Other	2,828	27,033	1,649	2,239
Gross expenses	1,468,797	24,683,639	698,543	1,168,191
Expense reductions (See Note 7)	(7,840)	(104,801)	(4,608)	(7,108)
Expenses assumed by advisor (See Note 3)	(317,882)	(3,640,470)	(5,094)	(116,500)
Net expenses	1,143,075	20,938,368	688,841	1,044,583
Net investment income	5,237,370	64,589,107	3,090,203	4,005,691
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments and futures contracts	(159,148)	(13,696,367)	121,673	685,749
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,846,275)	(66,744,191)	(1,398,943)	(2,689,211)
Net realized and unrealized gain (loss)	(3,005,423)	(80,440,558)	(1,277,270)	(2,003,462)
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,231,947	$(15,851,451)	$1,812,933	$2,002,229

See Notes to Financial Statements.

Statements of Changes in Net Assets

	National		California
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$24,739,275	$22,490,558	$6,793,698	$6,615,587
Net realized gain (loss) on investments and futures contracts	2,889,614	(1,749,091)	(167,095)	(224,764)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	7,480	–	1,835
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(23,375,683)	932,827	(5,115,782)	(497,738)
Net increase in net assets resulting from operations	4,253,206	21,681,774	1,510,821	5,894,920
Distributions to shareholders from:
Net investment income
Class A	(22,029,132)	(20,510,801)	(6,263,625)	(6,371,013)
Class B	(925,070)	(1,006,019)	–	–
Class C	(1,716,265)	(1,468,117)	(542,496)	(483,299)
Total distributions to shareholders	(24,670,467)	(22,984,937)	(6,806,121)	(6,854,312)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	115,362,488	67,087,714	19,128,203	14,893,601
Reinvestment of distributions	16,824,889	15,895,778	4,294,679	4,304,407
Cost of shares reacquired	(83,600,775)	(79,422,537)	(30,447,527)	(22,949,895)
Net increase (decrease) in net assets resulting from capital share transactions	48,586,602	3,560,955	(7,024,645)	(3,751,887)
Net increase (decrease) in net assets	28,169,341	2,257,792	(12,319,945)	(4,711,279)
NET ASSETS:
Beginning of year	$572,099,038	$569,841,246	$175,468,317	$180,179,596
End of year	$600,268,379	$572,099,038	$163,148,372	$175,468,317
Distributions in excess of net investment income	$(1,648,215)	$(1,701,851)	$(300,037)	$(310,068)

See Notes to Financial Statements.

	Connecticut		Hawaii
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$4,862,264	$4,002,637	$3,883,181	$3,320,137
Net realized gain (loss) on investments and futures contracts	(339,055)	(307,296)	54,106	(34,745)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	1,649	–	1,337
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,445,669)	(18,039)	(1,804,595)	(134,678)
Net increase in net assets resulting from operations	2,077,540	3,678,951	2,132,692	3,152,051
Distributions to shareholders from:
Net investment income
Class A	(5,002,339)	(4,020,361)	(3,959,084)	(3,420,720)
Class B	–	–	–	–
Class C	–	–	–	–
Total distributions to shareholders	(5,002,339)	(4,020,361)	(3,959,084)	(3,420,720)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	56,786,772	15,548,176	22,147,362	20,929,784
Reinvestment of distributions	2,870,395	2,171,918	2,674,811	2,417,923
Cost of shares reacquired	(16,928,364)	(11,926,976)	(10,353,689)	(9,939,801)
Net increase (decrease) in net assets resulting from capital share transactions	42,728,803	5,793,118	14,468,484	13,407,906
Net increase (decrease) in net assets	39,804,004	5,451,708	12,642,092	13,139,237
NET ASSETS:
Beginning of year	$96,529,744	$91,078,036	$91,356,666	$78,217,429
End of year	$136,333,748	$96,529,744	$103,998,758	$91,356,666
Distributions in excess of net investment income	$(430,872)	$(304,879)	$(293,669)	$(257,257)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Minnesota		Missouri
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$2,180,618	$1,902,408	$6,486,909	$6,592,050
Net realized gain (loss) on investments and futures contracts	96,640	(186,139)	238,102	(632,260)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	1,022	–	2,439
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,447,305)	161,852	(3,968,199)	75,501
Net increase in net assets resulting from operations	829,953	1,879,143	2,756,812	6,037,730
Distributions to shareholders from:
Net investment income
Class A	(2,160,881)	(1,892,036)	(6,551,621)	(6,501,513)
Class C	–	–	–	–
Net realized gain
Class A	–	–	–	(223,724)
Total distributions to shareholders	(2,160,881)	(1,892,036)	(6,551,621)	(6,725,237)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	10,787,451	10,976,320	16,602,435	13,703,246
Reinvestment of distributions	1,858,849	1,662,593	5,472,262	5,657,370
Cost of shares reacquired	(6,873,401)	(5,983,519)	(18,822,721)	(20,766,978)
Net increase (decrease) in net assets resulting from capital share transactions	5,772,899	6,655,394	3,251,976	(1,406,362)
Net increase (decrease) in net assets	4,441,971	6,642,501	(542,833)	(2,093,869)
NET ASSETS:
Beginning of year	$49,824,755	$43,182,254	$159,529,998	$161,623,867
End of year	$54,266,726	$49,824,755	$158,987,165	$159,529,998
Undistributed (distributions in excess of) net investment income	$27,188	$(14,046)	$(458,170)	$(386,594)

See Notes to Financial Statements.

	New Jersey		New York
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$5,364,948	$5,371,885	$10,708,133	$10,178,285
Net realized gain (loss) on investments and futures contracts	1,613,343	(406,161)	837,476	(886,686)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	2,114	–	2,228
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,968,672)	(464,678)	(8,000,695)	(225,320)
Net increase in net assets resulting from operations	1,009,619	4,503,160	3,544,914	9,068,507
Distributions to shareholders from:
Net investment income
Class A	(5,377,981)	(5,375,403)	(10,111,504)	(9,665,212)
Class C	–	–	(735,071)	(550,916)
Net realized gain
Class A	–	–	–	–
Total distributions to shareholders	(5,377,981)	(5,375,403)	(10,846,575)	(10,216,128)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	16,084,714	6,743,902	55,221,522	26,075,091
Reinvestment of distributions	2,863,768	2,908,469	6,394,420	6,351,061
Cost of shares reacquired	(16,205,959)	(15,357,276)	(35,188,659)	(25,655,829)
Net increase (decrease) in net assets resulting from capital share transactions	2,742,523	(5,704,905)	26,427,283	6,770,323
Net increase (decrease) in net assets	(1,625,839)	(6,577,148)	19,125,622	5,622,702
NET ASSETS:
Beginning of year	$130,742,243	$137,319,391	$249,722,938	$244,100,236
End of year	$129,116,404	$130,742,243	$268,848,560	$249,722,938
Undistributed (distributions in excess of) net investment income	$(385,745)	$(356,886)	$(894,502)	$(849,284)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Texas		Washington
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$3,309,344	$3,389,541	$1,765,281	$1,930,415
Net realized gain (loss) on investments and futures contracts	520,480	(138,598)	250,705	(77,360)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	395	–	209
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,634,234)	(707,020)	(795,896)	(183,267)
Net increase in net assets resulting from operations	1,195,590	2,544,318	1,220,090	1,669,997
Distributions to shareholders from:
Net investment income
Class A	(3,166,225)	(3,399,287)	(1,814,609)	(2,007,376)
Class B	–	–	–	–
Class C	–	–	–	–
Class P	–	–	–	–
Total distributions to shareholders	(3,166,225)	(3,399,287)	(1,814,609)	(2,007,376)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	5,483,266	9,751,864	2,077,678	2,505,824
Reinvestment of distributions	2,489,107	2,579,479	1,342,496	1,549,271
Cost of shares reacquired	(15,196,748)	(8,138,690)	(6,728,772)	(7,397,010)
Net increase (decrease) in net assets resulting from capital share transactions	(7,224,375)	4,192,653	(3,308,598)	(3,341,915)
Net increase (decrease) in net assets	(9,195,010)	3,337,684	(3,903,117)	(3,679,294)
NET ASSETS:
Beginning of year	$79,362,328	$76,024,644	$44,029,931	$47,709,225
End of year	$70,167,318	$79,362,328	$40,126,814	$44,029,931
Undistributed (distributions in excess of) net investment income	$(96,287)	$(233,811)	$92,582	$141,929

+ Formerly, Insured Intermediate Tax Free Fund.

See Notes to Financial Statements.

	Intermediate+		Florida
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$507,322	$365,355	$2,856,952	$3,079,077
Net realized gain (loss) on investments and futures contracts	(25,504)	(156,652)	529,392	(348,903)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	–	465
Net change in unrealized appreciation (depreciation) on investments and futures contracts	47,806	162,395	(2,511,225)	(109,591)
Net increase in net assets resulting from operations	529,624	371,098	875,119	2,621,048
Distributions to shareholders from:
Net investment income
Class A	(389,194)	(265,545)	(2,546,504)	(2,814,257)
Class B	(24,755)	(22,144)	–	–
Class C	(92,847)	(94,416)	(215,712)	(239,523)
Class P	(380)	(345)	–	–
Total distributions to shareholders	(507,176)	(382,450)	(2,762,216)	(3,053,780)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	15,921,264	5,318,216	3,926,507	5,231,473
Reinvestment of distributions	271,368	245,314	1,543,811	1,626,126
Cost of shares reacquired	(4,974,218)	(7,176,749)	(11,352,829)	(11,320,232)
Net increase (decrease) in net assets resulting from capital share transactions	11,218,414	(1,613,219)	(5,882,511)	(4,462,633)
Net increase (decrease) in net assets	11,240,862	(1,624,571)	(7,769,608)	(4,895,365)
NET ASSETS:
Beginning of year	$10,876,790	$12,501,361	$70,623,138	$75,518,503
End of year	$22,117,652	$10,876,790	$62,853,530	$70,623,138
Undistributed (distributions in excess of) net investment income	$2,209	$2,063	$(124,435)	$(216,837)

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Georgia		High Yield
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$5,237,370	$4,344,538	$64,589,107	$37,332,474
Net realized gain (loss) on investments and futures contracts	(159,148)	(675,095)	(13,696,367)	(6,583,426)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	2,300	–	–
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,846,275)	432,358	(66,744,191)	30,035,616
Net increase (decrease) in net assets resulting from operations	2,231,947	4,104,101	(15,851,451)	60,784,664
Distributions to shareholders from:
Net investment income
Class A	(5,293,542)	(4,411,251)	(44,400,582)	(25,120,264)
Class B	–	–	(536)	(525)
Class C	–	–	(20,888,280)	(10,469,289)
Class P	–	–	(569)	(559)
Total distributions to shareholders	(5,293,542)	(4,411,251)	(65,289,967)	(35,590,637)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	34,381,109	24,478,398	844,943,337	722,189,407
Reinvestment of distributions	4,150,091	3,610,374	36,445,227	19,526,867
Cost of shares reacquired	(20,679,856)	(12,849,618)	(384,285,176)	(123,538,303)
Net increase (decrease) in net assets resulting from capital share transactions	17,851,344	15,239,154	497,103,388	618,177,971
Net increase (decrease) in net assets	14,789,749	14,932,004	415,961,970	643,371,998
NET ASSETS:
Beginning of year	$118,818,783	$103,886,779	$1,081,659,966	$438,287,968
End of year	$133,608,532	$118,818,783	$1,497,621,936	$1,081,659,966
Undistributed (distributions in excess of) net investment income	$(32,460)	$22,384	$566,767	$1,277,602

See Notes to Financial Statements.

	Michigan		Pennsylvania
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006
Operations:
Net investment income	$3,090,203	$3,128,979	$4,005,691	$3,985,620
Net realized gain (loss) on investments and futures contracts	121,673	(498,759)	685,749	(367,834)
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	424	–	1,463
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,398,943)	(71,258)	(2,689,211)	(664,199)
Net increase (decrease) in net assets resulting from operations	1,812,933	2,559,386	2,002,229	2,955,050
Distributions to shareholders from:
Net investment income
Class A	(2,968,568)	(3,114,405)	(3,977,593)	(3,986,795)
Class B	–	–	–	–
Class C	–	–	–	–
Class P	–	–	–	–
Total distributions to shareholders	(2,968,568)	(3,114,405)	(3,977,593)	(3,986,795)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	6,484,947	5,905,712	10,184,874	4,694,173
Reinvestment of distributions	2,263,771	2,289,942	2,372,379	2,324,459
Cost of shares reacquired	(10,351,304)	(10,446,629)	(10,204,037)	(9,285,564)
Net increase (decrease) in net assets resulting from capital share transactions	(1,602,586)	(2,250,975)	2,353,216	(2,266,932)
Net increase (decrease) in net assets	(2,758,221)	(2,805,994)	377,852	(3,298,677)
NET ASSETS:
Beginning of year	$73,056,316	$75,862,310	$93,770,150	$97,068,827
End of year	$70,298,095	$73,056,316	$94,148,002	$93,770,150
Undistributed (distributions in excess of) net investment income	$(71,698)	$(191,410)	$(197,796)	$(266,747)

See Notes to Financial Statements.

Statements of Cash Flows

For the Year Ended September 30, 2007

DECREASE IN CASH	California	High Yield
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$1,510,821	$(15,851,451)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(102,767,768)	(937,016,608)
Proceeds from disposition of long-term portfolio investments and futures	95,595,210	399,401,301
Purchases of short-term portfolio investments, net	(2,499,872)	(10,636,553)
Increase in deposits with brokers for futures collateral	(107,700)	(1,665,300)
Decrease (Increase) in interest receivable	58,000	(10,566,750)
Increase in receivable for investments sold	(18,889,204)	(10,568,405)
Decrease in receivable from advisor	-	574,576
Decrease in prepaid expenses and other assets	1,725	31,149
Decrease in variation margin receivable and payments for futures variation margins	48,443	53,038
Increase (Decrease) in payable for investments purchased	24,764,104	(36,844,318)
Increase (Decrease) in management fee payable	(4,714)	155,626
Increase in interest expense and fees payable	150,744	1,609,178
Increase (Decrease) in 12b-1 distribution fees payable	(38,020)	133,813
Increase (Decrease) in fund administration fee payable	(419)	13,833
Increase (Decrease) in Directors'/Trustees' fees payable	(35,215)	10,749
Increase in accrued expenses and other liabilities	3,751	64,377
Net premium amortization on investments	62,558	2,188,368
Net change in unrealized depreciation on investments	5,276,788	69,796,476
Net realized loss on investments and futures contracts	167,095	13,696,367
Net cash provided by (used for) operating activities	3,296,327	(535,420,534)
Cash flows provided by (used for) financing activities*:
Proceeds from shares sold	18,987,904	847,805,382
Payment on shares redeemed	(30,262,182)	(384,679,648)
Cash dividends paid	(2,488,094)	(27,169,793)
Proceeds from trust certificates	17,900,000	135,490,000
Repayment of trust certificates	(7,525,000)	(42,150,000)
Net cash provided by (used for) financing activities	(3,387,372)	529,295,941
Net decrease in cash	(91,045)	(6,124,593)
Cash at beginning of year	215,547	6,337,702
Cash at end of year	$124,502	$213,109

*  Non cash financing activities not included herein consist of reinvestment of distributions of $4,294,679 for California and $36,445,227 for High Yield.

See Notes to Financial Statements.

Financial Highlights

NATIONAL TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$11.52	$11.55		$11.49	$11.50	$11.73
Investment operations:
Net investment income(a)	.49	.46		.47	.47	.50
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.40)	(.02)		.05	(.01)	(.22)
Total from investment operations	.09	.44		.52	.46	.28
Distributions to shareholders from net investment income	(.49)	(.47)		(.46)	(.47)	(.51)
Net asset value, end of year	$11.12	$11.52		$11.55	$11.49	$11.50
Total Return(b)	.79%	3.94	%(d)	4.53%	4.10%	2.48%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.18%	1.20%		1.13%	1.06%	1.05%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.77%	.92%		.93%	.96%	.98%
Expenses, excluding expense reductions and expenses assumed	1.27%	1.20%		1.14%	1.10%	1.05%
Net investment income	4.34%	4.04%		4.03%	4.07%	4.33%
Supplemental Data:
Net assets, end of year (000)	$525,513	$499,778		$497,310	$500,519	$515,694
Portfolio turnover rate	49.43%	72.24%		118.31%	168.36%	198.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class B Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$11.56	$11.58		$11.52	$11.53	$11.76
Investment operations:
Net investment income(a)	.41	.39		.39	.39	.42
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.40)	(.02)		.05	(.01)	(.21)
Total from investment operations	.01	.37		.44	.38	.21
Distributions to shareholders from net investment income	(.41)	(.39)		(.38)	(.39)	(.44)
Net asset value, end of year	$11.16	$11.56		$11.58	$11.52	$11.53
Total Return(b)	.08%	3.32	%(d)	3.83%	3.40%	1.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.90%	1.86%		1.78%	1.71%	1.70%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	1.49%	1.58%		1.58%	1.61%	1.63%
Expenses, excluding expense reductions and expenses assumed	1.99%	1.86%		1.79%	1.75%	1.70%
Net investment income	3.61%	3.39%		3.38%	3.42%	3.68%
Supplemental Data:
Net assets, end of year (000)	$23,502	$27,871		$31,209	$34,263	$39,122
Portfolio turnover rate	49.43%	72.24%		118.31%	168.36%	198.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

NATIONAL TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$11.54	$11.57		$11.50	$11.52	$11.76
Investment operations:
Net investment income(a)	.42	.39		.39	.39	.42
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.39)	(.02)		.06	(.02)	(.22)
Total from investment operations	.03	.37		.45	.37	.20
Distributions to shareholders from net investment income	(.42)	(.40)		(.38)	(.39)	(.44)
Net asset value, end of year	$11.15	$11.54		$11.57	$11.50	$11.52
Total Return(b)	.23%	3.26	%(d)	3.93%	3.32%	1.80%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.82%	1.86%		1.78%	1.71%	1.70%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	1.41%	1.58%		1.58%	1.61%	1.63%
Expenses, excluding expense reductions and expenses assumed	1.91%	1.86%		1.79%	1.75%	1.70%
Net investment income	3.70%	3.39%		3.38%	3.42%	3.68%
Supplemental Data:
Net assets, end of year (000)	$51,244	$44,450		$41,322	$43,409	$49,474
Portfolio turnover rate	49.43%	72.24%		118.31%	168.36%	198.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

NATIONAL TAX FREE FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$11.12
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$11.12
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	49.43%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

CALIFORNIA TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$10.91	$10.96		$10.86	$10.80	$11.19
Investment operations:
Net investment income(a)	.44	.41		.44	.43	.46
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.34)	(.03)		.08	.07	(.36)
Total from investment operations	.10	.38		.52	.50	.10
Distributions to shareholders from net investment income	(.44)	(.43)		(.42)	(.44)	(.49)
Net asset value, end of year	$10.57	$10.91		$10.96	$10.86	$10.80
Total Return(b)	.87%	3.52	%(d)	4.88%	4.73%	.94%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.29%	1.07%		1.01%	1.03%	1.03%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.87%	.93%		.94%	.99%	.99%
Expenses, excluding expense reductions and expenses assumed	1.30%	1.07%		1.01%	1.03%	1.03%
Net investment income	4.03%	3.79%		4.01%	3.97%	4.27%
Supplemental Data:
Net assets, end of year (000)	$147,893	$160,416		$166,227	$165,270	$178,156
Portfolio turnover rate	50.77%	47.86%		42.23%	28.04%	84.31%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

CALIFORNIA TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$10.92	$10.97		$10.87	$10.80	$11.20
Investment operations:
Net investment income(a)	.37	.34		.37	.36	.39
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.34)	(.03)		.08	.08	(.37)
Total from investment operations	.03	.31		.45	.44	.02
Distributions to shareholders from net investment income	(.37)	(.36)		(.35)	(.37)	(.42)
Net asset value, end of year	$10.58	$10.92		$10.97	$10.87	$10.80
Total Return(b)	.23%	2.87	%(d)	4.20%	4.14%	.26%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.92%	1.72%		1.65%	1.67%	1.67%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	1.50%	1.58%		1.58%	1.63%	1.63%
Expenses, excluding expense reductions and expenses assumed	1.92%	1.72%		1.65%	1.67%	1.67%
Net investment income	3.40%	3.14%		3.37%	3.32%	3.63%
Supplemental Data:
Net assets, end of year (000)	$15,245	$15,052		$13,953	$13,953	$16,183
Portfolio turnover rate	50.77%	47.86%		42.23%	28.04%	84.31%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

CALIFORNIA TAX FREE FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.57
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$10.57
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	50.77%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

CONNECTICUT TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$10.51	$10.56		$10.61	$10.55	$10.71
Investment operations:
Net investment income(a)	.44	.45		.44	.43	.46
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.24)	(.04)		(.05)	.08	(.16)
Total from investment operations	.20	.41		.39	.51	.30
Distributions to shareholders from net investment income	(.45)	(.46)		(.44)	(.45)	(.46)
Net asset value, end of year	$10.26	$10.51		$10.56	$10.61	$10.55
Total Return(b)	1.93%	3.96	%(d)	3.74%	4.92%	2.95%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.91%	.76%		.92%	1.07%	1.07%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.59%	.52%		.79%	1.00%	1.01%
Expenses, excluding expense reductions and expenses assumed	1.20%	1.20%		1.09%	1.07%	1.07%
Net investment income	4.20%	4.34%		4.11%	4.09%	4.33%
Supplemental Data:
Net assets, end of year (000)	$136,324	$96,530		$91,078	$89,985	$96,469
Portfolio turnover rate	9.97%	31.96%		9.72%	19.20%	39.65%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

CONNECTICUT TAX FREE FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.26
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$10.26
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	9.97%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

HAWAII TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.01	$5.04		$5.08	$5.08	$5.20
Investment operations:
Net investment income(a)	.20	.20		.20	.21	.21
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.09)	(.02)		(.04)	– (c)	(.12)
Total from investment operations	.11	.18		.16	.21	.09
Distributions to shareholders from net investment income	(.20)	(.21)		(.20)	(.21)	(.21)
Net asset value, end of year	$4.92	$5.01		$5.04	$5.08	$5.08
Total Return(b)	2.31%	3.60	%(d)	3.28%	4.18%	1.86%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.95%	.90%		1.05%	1.06%	1.05%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.65%	.71%		.95%	1.01%	.99%
Expenses, excluding expense reductions and expenses assumed	1.19%	1.14%		1.05%	1.06%	1.05%
Net investment income	4.02%	4.01%		3.98%	4.13%	4.20%
Supplemental Data:
Net assets, end of year (000)	$103,989	$91,357		$78,217	$69,598	$75,117
Portfolio turnover rate	10.01%	38.26%		18.22%	6.12%	27.07%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

HAWAII TAX FREE FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$4.92
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$4.92
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	10.01%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

MINNESOTA TAX FREE FUND

	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.18	$5.19		$5.15	$5.14	$5.18
Investment operations:
Net investment income(a)	.21	.21		.21	.20	.21
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.13)	(.01)		.03	.01	(.03)
Total from investment operations	.08	.20		.24	.21	.18
Distributions to shareholders from net investment income	(.21)	(.21)		(.20)	(.20)	(.22)
Net asset value, end of year	$5.05	$5.18		$5.19	$5.15	$5.14
Total Return(b)	1.57%	4.00	%(d)	4.74%	4.24%	3.57%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.94%	.75%		.68%	.68%	.72%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.67%	.67%		.67%	.68%	.69%
Expenses, excluding expense reductions and expenses assumed	.95%	.75%		.68%	.68%	.72%
Net investment income	4.14%	4.14%		4.05%	4.00%	4.03%
Supplemental Data:
Net assets, end of year (000)	$54,267	$49,825		$43,182	$38,488	$37,016
Portfolio turnover rate	13.49%	24.81%		17.42%	24.67%	35.15%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

MISSOURI TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.33	$5.35		$5.34	$5.36	$5.41
Investment operations:
Net investment income(a)	.21	.22		.22	.20	.22
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.12)	(.02)		– (c)	– (c)	(.05)
Total from investment operations	.09	.20		.22	.20	.17
Distributions to shareholders from:
Net investment income	(.22)	(.21)		(.21)	(.22)	(.22)
Net realized gain	-	(.01)		–	–	–
Total distributions	(.22)	(.22)		(.21)	(.22)	(.22)
Net asset value, end of year	$5.20	$5.33		$5.35	$5.34	$5.36
Total Return(b)	1.64%	3.92	%(d)	4.26%	3.77%	3.18%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.12%	.78%		.81%	1.07%	1.07%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.77%	.57%		.67%	1.01%	1.00%
Expenses, excluding expense reductions and expenses assumed	1.24%	1.16%		1.09%	1.07%	1.07%
Net investment income	4.06%	4.14%		4.02%	3.85%	4.19%
Supplemental Data:
Net assets, end of year (000)	$158,977	$159,530		$161,624	$155,906	$153,488
Portfolio turnover rate	21.48%	27.30%		25.49%	40.33%	46.68%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

MISSOURI TAX FREE FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.20
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$5.20
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	21.48%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

NEW JERSEY TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.17	$5.20		$5.18	$5.20	$5.37
Investment operations:
Net investment income(a)	.21	.21		.21	.22	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.17)	(.03)		.02	(.02)	(.17)
Total from investment operations	.04	.18		.23	.20	.07
Distributions to shareholders from net investment income	(.21)	(.21)		(.21)	(.22)	(.24)
Net asset value, end of year	$5.00	$5.17		$5.20	$5.18	$5.20
Total Return(b)	.78%	3.51	%(d)	4.42%	3.89%	1.31%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.14%	1.10%		1.10%	1.05%	1.05%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.81%	.86%		.95%	1.00%	1.00%
Expenses, excluding expense reductions and expenses assumed	1.21%	1.22%		1.10%	1.05%	1.05%
Net investment income	4.11%	4.03%		4.02%	4.18%	4.49%
Supplemental Data:
Net assets, end of year (000)	$129,106	$130,742		$137,319	$139,462	$153,797
Portfolio turnover rate	37.64%	28.99%		28.46%	31.47%	67.84%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW JERSEY TAX FREE FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.00
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$5.00
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	37.64%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

NEW YORK TAX FREE FUND

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$11.27	$11.32		$11.41	$11.42	$11.66
Investment operations:
Net investment income(a)	.47	.48		.48	.48	.52
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.31)	(.05)		(.09)	– (c)	(.24)
Total from investment operations	.16	.43		.39	.48	.28
Distributions to shareholders from net investment income	(.47)	(.48)		(.48)	(.49)	(.52)
Net asset value, end of year	$10.96	$11.27		$11.32	$11.41	$11.42
Total Return(b)	1.47%	3.92	%(d)	3.43%	4.33%	2.55%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.01%	.80%		.86%	1.00%	1.02%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.70%	.62%		.76%	.94%	.96%
Expenses, excluding expense reductions and expenses assumed	1.16%	1.11%		1.04%	1.05%	1.02%
Net investment income	4.20%	4.27%		4.16%	4.27%	4.54%
Supplemental Data:
Net assets, end of year (000)	$243,416	$233,101		$229,598	$237,349	$247,153
Portfolio turnover rate	25.38%	69.19%		57.03%	46.33%	46.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

NEW YORK TAX FREE FUND

	Class C Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$11.27	$11.32		$11.40	$11.42	$11.67
Investment operations:
Net investment income(a)	.39	.40		.40	.41	.44
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized loss	(.30)	(.04)		(.08)	(.01)	(.23)
Total from investment operations	.09	.36		.32	.40	.21
Distributions to shareholders from net investment income	(.40)	(.41)		(.40)	(.42)	(.46)
Net asset value, end of year	$10.96	$11.27		$11.32	$11.40	$11.42
Total Return(b)	.84%	3.25	%(d)	2.87%	3.57%	1.88%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.67%	1.46%		1.51%	1.65%	1.69%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	1.36%	1.28%		1.41%	1.59%	1.63%
Expenses, excluding expense reductions and expenses assumed	1.81%	1.77%		1.69%	1.70%	1.69%
Net investment income	3.53%	3.61%		3.51%	3.62%	3.87%
Supplemental Data:
Net assets, end of year (000)	$25,423	$16,622		$14,502	$12,317	$12,379
Portfolio turnover rate	25.38%	69.19%		57.03%	46.33%	46.11%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

NEW YORK TAX FREE FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$10.96
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$10.96
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	25.38%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

TEXAS TAX FREE FUND

	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$10.07	$10.18		$10.28	$10.36	$10.47
Investment operations:
Net investment income(a)	.44	.44		.44	.44	.46
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized loss	(.28)	(.11)		(.10)	(.07)	(.13)
Total from investment operations	.16	.33		.34	.37	.33
Distributions to shareholders from net investment income	(.42)	(.44)		(.44)	(.45)	(.44)
Net asset value, end of year	$9.81	$10.07		$10.18	$10.28	$10.36
Total Return(b)	1.61%	3.33	%(d)	3.35%	3.62%	3.32%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.91%	.89%		1.01%	1.10%	1.06%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.84%	.84%		.95%	1.06%	1.02%
Expenses, excluding expense reductions and expenses assumed	.99%	1.03%		1.04%	1.10%	1.06%
Net investment income	4.42%	4.35%		4.28%	4.29%	4.44%
Supplemental Data:
Net assets, end of year (000)	$70,167	$79,362		$76,025	$75,586	$79,185
Portfolio turnover rate	15.74%	35.35%		44.94%	20.80%	55.30%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

WASHINGTON TAX FREE FUND

	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.10	$5.14		$5.16	$5.21	$5.32
Investment operations:
Net investment income(a)	.21	.21		.23	.23	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/ sold in error	–	–	(c)	–	–	–
Net realized and unrealized loss	(.06)	(.03)		(.01)	(.04)	(.10)
Total from investment operations	.15	.18		.22	.19	.14
Distributions to shareholders from net investment income	(.22)	(.22)		(.24)	(.24)	(.25)
Net asset value, end of year	$5.03	$5.10		$5.14	$5.16	$5.21
Total Return(b)	2.93%	3.67	%(d)	4.24%	3.75%	2.75%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.89%	.83%		.79%	.80%	.78%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.72%	.69%		.65%	.70%	.68%
Expenses, excluding expense reductions and expenses assumed	.90%	.84%		.79%	.80%	.78%
Net investment income	4.17%	4.22%		4.36%	4.49%	4.68%
Supplemental Data:
Net assets, end of year (000)	$40,127	$44,030		$47,709	$48,834	$50,497
Portfolio turnover rate	6.14%	25.37%		33.35%	45.96%	54.34%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

INTERMEDIATE TAX FREE FUND (formerly, Insured Intermediate Tax Free Fund)

	Class A Shares
	Year Ended 9/30					6/23/2003(a) to
	2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.81	$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments						(.01)
Net asset value on SEC Effective Date, June 30, 2003						$9.99
Investment operations:
Net investment income(b)	.36	.32	.30	.27		.06
Net realized and unrealized gain (loss)	(.06)	.03	(.17)	.01		(.05)
Total from investment operations	.30	.35	.13	.28		.01
Distributions to shareholders from net investment income	(.36)	(.34)	(.28)	(.27)		(.06)
Net asset value, end of period	$9.75	$9.81	$9.80	$9.95		$9.94
Total Return(c)						(.10	)%(d)(e)
Total Return(c)	3.11%	3.67%	1.36%	2.84%		.16	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.27%	.27%	.27%	.26	%†	.07	%(d)†
Expenses, including expense reductions and expenses assumed	.25%	.25%	.25%	.25	%†	.07	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.37%	1.66%	1.42%	2.35	%†	2.47	%(d)†
Net investment income	3.68%	3.34%	3.01%	2.70	%†	.66	%(d)†
Supplemental Data:
Net assets, end of period (000)	$17,046	$7,234	$7,941	$6,360		$3,673
Portfolio turnover rate	30.70%	100.82%	42.10%	60.08%		107.99	%(d)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 6/23/2003 through 6/30/2003.

(f) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND (formerly, Insured Intermediate Tax Free Fund)

	Class B Shares
	Year Ended 9/30					6/23/2003(a) to
	2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.80	$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments						(.02)
Net asset value on SEC Effective Date, June 30, 2003						$9.98
Investment operations:
Net investment income(b)	.29	.26	.21	.20		.05
Net realized and unrealized gain (loss)	(.06)	.02	(.16)	–	(c)	(.05)
Total from investment operations	.23	.28	.05	.20		–
Distributions to shareholders from net investment income	(.29)	(.27)	(.20)	(.19)		(.05)
Net asset value, end of period	$9.74	$9.80	$9.79	$9.94		$9.93
Total Return(d)						(.20	)%(e)(f)
Total Return(d)	2.35%	2.92%	.55%	2.09%		.04	%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.02%	1.02%	1.02%	1.01	%†	.27	%(e)†
Expenses, including expense reductions and expenses assumed	1.00%	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	2.12%	2.32%	2.11%	3.00	%†	2.64	%(e)†
Net investment income	2.95%	2.67%	2.15%	1.95	%†	.46	%(e)†
Supplemental Data:
Net assets, end of period (000)	$802	$848	$775	$311		$312
Portfolio turnover rate	30.70%	100.82%	42.10%	60.08%		107.99	%(e)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $0.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 6/23/2003 through 6/30/2003.

(g) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND (formerly, Insured Intermediate Tax Free Fund)

	Class C Shares
	Year Ended 9/30					6/23/2003(a) to
	2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.80	$9.79	$9.94	$9.93		$10.00
Unrealized depreciation on investments						(.02)
Net asset value on SEC Effective Date, June 30, 2003						$9.98
Investment operations:
Net investment income(b)	.29	.25	.23	.20		.05
Net realized and unrealized gain (loss)	(.06)	.03	(.17)	–	(c)	(.05)
Total from investment operations	.23	.28	.06	.20		–
Distributions to shareholders from net investment income	(.29)	(.27)	(.21)	(.19)		(.05)
Net asset value, end of period	$9.74	$9.80	$9.79	$9.94		$9.93
Total Return(d)						(.20	)%(e)(f)
Total Return(d)	2.35%	2.90%	.61%	2.05%		(.04	)%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.02%	1.02%	1.02%	1.01	%†	.27	%(e)†
Expenses, including expense reductions and expenses assumed	1.00%	1.00%	1.00%	1.00	%†	.27	%(e)†
Expenses, excluding expense reductions and expenses assumed	2.02%	2.31%	2.06%	3.00	%†	2.64	%(e)†
Net investment income	2.95%	2.59%	2.28%	1.95	%†	.46	%(e)†
Supplemental Data:
Net assets, end of period (000)	$4,249	$2,784	$3,775	$3,297		$313
Portfolio turnover rate	30.70%	100.82%	42.10%	60.08%		107.99	%(e)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $0.01.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 6/23/2003 through 6/30/2003.

(g) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND (formerly, Insured Intermediate Tax Free Fund)

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$9.75
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$9.75
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, including expense reductions and expenses assumed	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	30.70%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERMEDIATE TAX FREE FUND (formerly, Insured Intermediate Tax Free Fund)

	Class P Shares
	Year Ended 9/30					6/23/2003(a) to
	2007	2006	2005	2004		9/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$9.81	$9.80	$9.95	$9.94		$10.00
Unrealized depreciation on investments						(.01)
Net asset value on SEC Effective Date, June 30, 2003						$9.99
Investment operations:
Net investment income(b)	.34	.31	.28	.25		.06
Net realized and unrealized gain (loss)	(.06)	.02	(.17)	.01		(.05)
Total from investment operations	.28	.33	.11	.26		.01
Distributions to shareholders from net investment income	(.34)	(.32)	(.26)	(.25)		(.06)
Net asset value, end of period	$9.75	$9.81	$9.80	$9.95		$9.94
Total Return(c)						(.10	)%(d)(e)
Total Return(c)	2.91%	3.46%	1.16%	2.65%		.11	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.47%	.47%	.47%	.46	%†	.12	%(d)†
Expenses, including expense reductions and expenses assumed	.45%	.45%	.45%	.45	%†	.12	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.57%	1.77%	1.50%	2.45	%†	2.49	%(d)†
Net investment income	3.49%	3.15%	2.83%	2.50	%†	.61	%(d)†
Supplemental Data:
Net assets, end of period (000)	$11	$11	$10	$10		$10
Portfolio turnover rate	30.70%	100.82%	42.10%	60.08%		107.99	%(d)

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 6/23/2003 through 6/30/2003.

(f) Total return for the period 6/30/2003 through 9/30/2003.

See Notes to Financial Statements.

Financial Highlights

FLORIDA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$4.75	$4.78		$4.82	$4.88	$4.97
Investment operations:
Net investment income(a)	.20	.20		.20	.20	.21
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	(c)	–	–	–
Net realized and unrealized loss	(.14)	(.03)		(.03)	(.05)	(.09)
Total from investment operations	.06	.17		.17	.15	.12
Distributions to shareholders from net investment income	(.19)	(.20)		(.21)	(.21)	(.21)
Net asset value, end of year	$4.62	$4.75		$4.78	$4.82	$4.88
Total Return(b)	1.37%	3.70	%(d)	3.48%	3.13%	2.62%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.19%	1.01%		1.01%	1.15%	1.16%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.83%	.75%		.76%	1.02%	1.04%
Expenses, excluding expense reductions and expenses assumed	1.32%	1.28%		1.25%	1.15%	1.16%
Net investment income	4.29%	4.30%		4.21%	4.24%	4.33%
Supplemental Data:
Net assets, end of year (000)	$56,582	$64,392		$68,633	$72,995	$78,278
Portfolio turnover rate	12.04%	42.91%		40.27%	68.15%	80.05%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

FLORIDA TAX FREE TRUST

	Class C Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$4.76	$4.78		$4.83	$4.89	$4.98
Investment operations:
Net investment income(a)	.17	.17		.17	.17	.18
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	(c)	–	–	–
Net realized and unrealized loss	(.14)	(.02)		(.04)	(.05)	(.09)
Total from investment operations	.03	.15		.13	.12	.09
Distributions to shareholders from net investment income	(.16)	(.17)		(.18)	(.18)	(.18)
Net asset value, end of year	$4.63	$4.76		$4.78	$4.83	$4.89
Total Return(b)	.71%	3.29	%(d)	2.65%	2.44%	1.97%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.82%	1.66%		1.65%	1.80%	1.83%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	1.46%	1.40%		1.40%	1.67%	1.71%
Expenses, excluding expense reductions and expenses assumed	1.95%	1.91%		1.87%	1.80%	1.83%
Net investment income	3.66%	3.65%		3.55%	3.59%	3.66%
Supplemental Data:
Net assets, end of year (000)	$6,271	$6,231		$6,886	$5,924	$6,514
Portfolio turnover rate	12.04%	42.91%		40.27%	68.15%	80.05%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

GEORGIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.64	$5.66		$5.65	$5.63	$5.70
Investment operations:
Net investment income(a)	.23	.22		.23	.23	.24
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.13)	(.01)		.01	.02	(.06)
Total from investment operations	.10	.21		.24	.25	.18
Distributions to shareholders from:
Net investment income	(.23)	(.23)		(.23)	(.23)	(.23)
Net realized gain	–	–		–	–	(.02)
Total distributions	(.23)	(.23)		(.23)	(.23)	(.25)
Net asset value, end of year	$5.51	$5.64		$5.66	$5.65	$5.63
Total Return(b)	1.76%	3.77	%(d)	4.24%	4.54%	3.21%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.88%	.63%		.72%	.75%	.78%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.60%	.44%		.61%	.67%	.68%
Expenses, excluding expense reductions and expenses assumed	1.13%	1.08%		.72%	.75%	.78%
Net investment income	4.04%	3.99%		3.98%	4.14%	4.26%
Supplemental Data:
Net assets, end of year (000)	$133,599	$118,819		$103,887	$89,480	$85,441
Portfolio turnover rate	13.29%	36.93%		24.38%	20.25%	32.28%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

GEORGIA TAX FREE TRUST

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.51
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$5.51
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	13.29%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights

HIGH YIELD MUNICIPAL BOND FUND

	Class A Shares
	Year Ended 9/30		12/1/2004(a) to
	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)			.03
Net realized and unrealized gain			.17
Total from investment operations			.20
Distributions to shareholders from net investment income			(.03)
Net asset value on SEC Effective Date, December 30, 2004			$15.17
Investment operations:
Net investment income(b)	.75	.82	.56
Net realized and unrealized gain (loss)	(.77)	.37	.31
Total from investment operations	(.02)	1.19	.87
Distributions to shareholders from net investment income	(.76)	(.79)	(.63)
Net asset value, end of period	$15.03	$15.81	$15.41
Total Return(c)			1.36	%(d)(e)
Total Return(c)	(.23)%	7.97%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.31%	.49%	.15	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(i)	.67%	.16%	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	1.52%	1.34%	1.00	%(h)
Net investment income	4.75%	5.28%	4.80	%(h)
Supplemental Data:
Net assets, end of period (000)	$959,170	$731,726	$312,948
Portfolio turnover rate	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004; date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Amount is less than 0.01%.

(h) Annualized.

(i) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class B Shares
	Year Ended 9/30		12/1/2004(a) to
	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)			.02
Net realized and unrealized gain			.17
Total from investment operations			.19
Distributions to shareholders from net investment income			(.02)
Net asset value on SEC Effective Date, December 30, 2004			$15.17
Investment operations:
Net investment income(b)	.68	.77	.58
Net realized and unrealized gain (loss)	(.78)	.37	.29
Total from investment operations	(.10)	1.14	.87
Distributions to shareholders from net investment income	(.68)	(.74)	(.63)
Net asset value, end of period	$15.03	$15.81	$15.41
Total Return(c)			1.29	%(d)(e)
Total Return(c)	(.74)%	7.62%	5.80	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.77%	.80%	.22	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(h)	1.13%	.47%	.07	%(d)
Expenses, excluding expense reductions and expenses assumed	2.24%	1.96%	1.85	%(g)
Net investment income	4.29%	4.99%	4.74	%(g)
Supplemental Data:
Net assets, end of period (000)	$11	$11	$10
Portfolio turnover rate	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004; date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Annualized.

(h) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class C Shares
	Year Ended 9/30		12/1/2004(a) to
	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.81	$15.41	$15.00
Investment operations:
Net investment income(b)			.02
Net realized and unrealized gain			.17
Total from investment operations			.19
Distributions to shareholders from net investment income			(.02)
Net asset value on SEC Effective Date, December 30, 2004			$15.17
Investment operations:
Net investment income(b)	.67	.76	.56
Net realized and unrealized gain (loss)	(.77)	.38	.31
Total from investment operations	(.10)	1.14	.87
Distributions to shareholders from net investment income	(.68)	(.74)	(.63)
Net asset value, end of period	$15.03	$15.81	$15.41
Total Return(c)			1.29	%(d)(e)
Total Return(c)	(.74)%	7.62%	5.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.81%	.88%	.15	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(i)	1.17%	.54%	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	2.17%	1.98%	1.78	%(h)
Net investment income	4.25%	4.98%	4.79	%(h)
Supplemental Data:
Net assets, end of period (000)	$538,419	$349,911	$125,319
Portfolio turnover rate	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004; date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Amount is less than 0.01%.

(h) Annualized.

(i) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD MUNICIPAL BOND FUND

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$15.03
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	-	(f)
Total from investment operations	-	(f)
Net asset value, end of period	$15.03
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	24.92%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD MUNICIPAL BOND FUND

	Class P Shares
	Year Ended 9/30		12/1/2004(a) to
	2007	2006	9/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.82	$15.42	$15.00
Investment operations:
Net investment income(b)			.03
Net realized and unrealized gain			.17
Total from investment operations			.20
Distributions to shareholders from net investment income			(.03)
Net asset value on SEC Effective Date, December 30, 2004			$15.17
Investment operations:
Net investment income(b)	.75	.83	.58
Net realized and unrealized gain (loss)	(.77)	.36	.30
Total from investment operations	(.02)	1.19	.88
Distributions to shareholders from net investment income	(.76)	(.79)	(.63)
Net asset value, end of period	$15.04	$15.82	$15.42
Total Return(c)			1.34	%(d)(e)
Total Return(c)	(.25)%	7.94%	5.86	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.32%	.47%	.18	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed(h)	.66%	.13%	.03	%(d)
Expenses, excluding expense reductions and expenses assumed	1.73%	1.45%	1.34	%(g)
Net investment income	4.77%	5.41%	4.80	%(g)
Supplemental Data:
Net assets, end of period (000)	$12	$12	$11
Portfolio turnover rate	24.92%	62.27%	70.93	%(d)

(a) Commencement of investment operations was 12/1/2004; SEC effective date was 12/30/2004; date shares first became available to the public was 1/3/2005.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/1/2004 through 12/30/2004.

(f) Total return for the period 12/30/2004 through 9/30/2005.

(g) Annualized.

(h) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

MICHIGAN TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.26	$5.29		$5.32	$5.36	$5.43
Investment operations:
Net investment income(a)	.23	.22		.22	.22	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	(c)	–	–	–
Net realized and unrealized loss	(.10)	(.03)		(.03)	(.04)	(.07)
Total from investment operations	.13	.19		.19	.18	.16
Distributions to shareholders from net investment income	(.22)	(.22)		(.22)	(.22)	(.23)
Net asset value, end of year	$5.17	$5.26		$5.29	$5.32	$5.36
Total Return(b)	2.43%	3.71	%(d)	3.60%	3.48%	3.16%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.97%	.69%		.69%	.70%	.77%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.66%	.60%		.62%	.67%	.71%
Expenses, excluding expense reductions and expenses assumed	.97%	.76%		.69%	.70%	.77%
Net investment income	4.31%	4.23%		4.08%	4.19%	4.28%
Supplemental Data:
Net assets, end of year (000)	$70,298	$73,056		$75,862	$73,290	$68,290
Portfolio turnover rate	10.30%	48.13%		34.46%	34.21%	58.12%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights

PENNSYLVANIA TAX FREE TRUST

	Class A Shares
	Year Ended 9/30
	2007	2006		2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$5.24	$5.30		$5.28	$5.27	$5.37
Investment operations:
Net investment income(a)	.22	.22		.22	.22	.23
Net increase from payment by an affiliate for net loss realized on disposal of investments purchased/sold in error	–	–	(c)	–	–	–
Net realized and unrealized gain (loss)	(.11)	(.06)		.02	.01	(.10)
Total from investment operations	.11	.16		.24	.23	.13
Distributions to shareholders from net investment income	(.22)	(.22)		(.22)	(.22)	(.23)
Net asset value, end of year	$5.13	$5.24		$5.30	$5.28	$5.27
Total Return(b)	2.10%	3.10	%(d)	4.57%	4.48%	2.52%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.11%	.86%		.96%	1.02%	1.00%
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.77%	.67%		.88%	.97%	.94%
Expenses, excluding expense reductions and expenses assumed	1.24%	1.12%		1.00%	1.02%	1.00%
Net investment income	4.23%	4.19%		4.06%	4.20%	4.37%
Supplemental Data:
Net assets, end of year (000)	$94,138	$93,770		$97,069	$95,954	$99,280
Portfolio turnover rate	32.18%	42.20%		20.59%	27.03%	28.95%

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount is less than $.01.

(d) The effect of payment by an affiliate for loss realized due to a trading error on total return is less than .01%.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

See Notes to Financial Statements.

Financial Highlights (concluded)

PENNSYLVANIA TAX FREE TRUST

	Class F Shares
	9/28/2007(a) to 9/30/2007
Per Share Operating Performance
Net asset value, beginning of period	$5.13
Investment operations:
Net investment income (loss)(b)	–	(f)
Net realized and unrealized gain (loss)	–	(f)
Total from investment operations	–	(f)
Net asset value, end of period	$5.13
Total Return(c)	.00%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.00	%(d)(g)
Expenses, excluding interest expense, including expense reductions and expenses assumed(e)	.00	%(d)(g)
Expenses, excluding expense reductions and expenses assumed	.00	%(d)(g)
Net investment income (loss)	.00	%(d)(g)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	32.18%

(a) Commencement of investment operations was 9/28/2007; SEC effective date was 9/14/2007 and date shares first became available to the public was 10/01/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

(f) Amount is less than $.01.

(g) Amount is less than .01%.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the "Company") and Lord Abbett Municipal Income Trust (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "Act") as open-end management investment companies. The Company was organized as a Maryland corporation on December 27, 1983. The Trust was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Statutory Trust on July 22, 2002.

The Company consists of the following ten portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes offered
Lord Abbett National Tax-Free Income Fund ("National")	A,B,C,F,I and P
Lord Abbett California Tax-Free Income Fund ("California")	A,C,F and P
Lord Abbett Connecticut Tax-Free Income Fund ("Connecticut")	A,F and P
Lord Abbett Hawaii Tax-Free Income Fund ("Hawaii")	A,F and P
Lord Abbett Minnesota Tax-Free Income Fund ("Minnesota")	A and P
Lord Abbett Missouri Tax-Free Income Fund ("Missouri")	A,F and P
Lord Abbett New Jersey Tax-Free Income Fund ("New Jersey")	A,F and P
Lord Abbett New York Tax-Free Income Fund ("New York")	A,C,F and P
Lord Abbett Texas Tax-Free Income Fund ("Texas")	A and P
Lord Abbett Washington Tax-Free Income Fund ("Washington")	A and P

The Trust consists of the following six portfolios and their respective classes (separately, a "Fund" and collectively, the "Funds"):

Funds	Classes offered
Lord Abbett Intermediate Tax-Free Fund ("Intermediate")	A,B,C,F and P
Florida Series ("Florida")	A,C and P
Georgia Series ("Georgia")	A,F and P
Lord Abbett High Yield Municipal Bond Fund ("High Yield")	A,B,C,F,I and P
Michigan Series ("Michigan")	A and P
Pennsylvania Series ("Pennsylvania")	A,F and P

Each Fund is non-diversified as defined under the Act, except for National and Intermediate. As of the date of this report, only Intermediate and High Yield have issued Class P shares, and National and High Yield have been authorized but have not issued Class I shares.

The investment objective of each Fund (except for High Yield) is to seek the maximum amount of interest income exempt from Federal income tax as is consistent with reasonable risk. Each Fund (except for National, Intermediate and High Yield) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The investment objective of High Yield is to seek a high level of income exempt from Federal income tax. New York also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk. At present, Florida, Texas and Washington do not impose a personal income tax.

Each class has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, F, I and P shares, although there may be a contingent deferred sales charge

Notes to Financial Statements (continued)

("CDSC") as follows: certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors/Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)   Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)   Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)   Expenses–Expenses incurred by the Company and Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Company and Trust on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F and P shares bear their class-specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan.

(f)   Futures Contracts–The Funds may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and

Notes to Financial Statements (continued)

maintain a specified amount of cash or eligible securities called "initial margin." Subsequent payments called "variation margin" are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for Federal income tax purposes at fiscal year-end. As of September 30, 2007, each Fund except Intermediate had open futures contracts.

(g)  When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date.

(h)   Municipal Bonds Held in Trust–Each Fund may invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standard No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in a Fund's Schedule of Investments and the proceeds from the transactions are reported as a liability for trust certificates on the Statement of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by a Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At September 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs, the liability for trust certificates and the range of interest rates for such certificates were:

Fund	Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs
National	$52,613,570	3.88% - 3.99%	$103,027,389
California	22,900,000	3.88% - 3.89%	47,181,412
Connecticut	9,535,000	3.87% - 3.95%	19,919,110
Hawaii	7,290,000	3.87% - 3.92%	15,271,657
Minnesota	3,500,000	3.92% - 3.99%	7,067,970
Missouri	14,050,000	3.87% - 3.99%	29,458,316
New Jersey	8,750,000	3.87% - 3.89%	19,197,713
New York	19,106,430	3.87% - 3.91%	40,147,232

Notes to Financial Statements (continued)

Fund	Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs
Texas	$1,000,000	3.87%	$2,112,520
Washington	1,750,000	3.87% - 3.89%	3,755,473
Florida	5,750,000	3.87% - 3.92%	12,031,755
Georgia	9,020,000	3.87% - 3.92%	18,845,477
High Yield	244,745,000	3.83% - 4.07%	481,417,638
Michigan	5,500,000	3.89% - 3.92%	11,389,285
Pennsylvania	7,750,000	3.89% - 3.92%	16,699,793

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund's investment in TOB Residuals likely will adversely affect a Fund's net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund's net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company and Trust each have a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett"), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio. The management fee is based on each Fund's average daily net assets at the following annual rates, for all Funds, other than Intermediate and High Yield:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

The management fee for Intermediate is based on the Fund's average daily net assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

Notes to Financial Statements (continued)

The management fee for High Yield is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Next $1 billion	.45%
Over $2 billion	.40%

For the fiscal year ended September 30, 2007, the effective management fee paid to Lord Abbett was at the following annualized rates of each Fund's average daily net assets:

Effective management fee rate
National	0.45%
California	0.45%
Connecticut	0.45%
Hawaii	0.45%
Minnesota	0.45%
Missouri	0.45%
New Jersey	0.45%
New York	0.45%
Effective management fee rate
Texas	0.45%
Washington	0.45%
Intermediate	0.40%
Florida	0.45%
Georgia	0.45%
High Yield	0.49%
Michigan	0.45%
Pennsylvania	0.45%

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

For the period October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse expenses for each Fund, other than Intermediate and High Yield, to the extent necessary so that each class' total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.95%
B	1.60%
C	1.60%
F	0.70	%(1)
I	0.75	%(2)
P	1.05%

(1) The Class F shares of each Fund other than Minnesota, Texas, Washington, Florida and Michigan became effective with the Securities and Exchange Commission ("SEC") on September 14, 2007.

(2) The Class I shares of Lord Abbett National Fund became effective with the SEC on May 1, 2007.

For the fiscal year ended September 30, 2007, Lord Abbett is voluntarily reimbursing approximately an additional $518,000, $5,000, $319,000, $225,000, $5,000, $186,000, $78,000, $381,000, $47,000, $5,000, $56,000, $317,000, $5,000, and $91,000, of expenses for National, California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York, Texas, Washington, Florida, Georgia, Michigan, and Pennsylvania, respectively. Lord Abbett may stop the voluntary reimbursements at any time.

Notes to Financial Statements (continued)

For the period October 1, 2006 through January 31, 2008, Lord Abbett has contractually agreed to reimburse expenses for Intermediate to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.25%
B	1.00%
C	1.00%
F	0.10	%(1)
P	0.45%

(1) The Class F shares of Lord Abbett Intermediate Tax Free Fund became effective with the SEC on September 14, 2007.

For the fiscal year ended September 30, 2007, Lord Abbett has voluntarily agreed to reimburse expenses for High Yield to the extent necessary so that each class' total annual operating expenses (excluding interest expense) do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	0.75	%(1)
B	1.25	%(2)
C	1.25	%(2)
F	0.65	%(3)
I	0.55	%(4)
P	0.75	%(1)

(1) For the period October 1, 2006 through February 5, 2007, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 0.55% of average daily net assets.

(2) For the period October 1, 2006 through February 5, 2007, Lord Abbett voluntarily reimbursed expenses at an annualized rate of 1.05% of average daily net assets.

(3) The Class F shares of Lord Abbett High Yield Municipal Bond Fund became effective with the SEC on September 14, 2007.

(4) The Class I shares of Lord Abbett High Yield Municipal Bond Fund became effective with the SEC on May 1, 2007.

Lord Abbett may stop the voluntary reimbursements at any time.

12b-1 Distribution Plan

The Funds have adopted a distribution plan with respect to Class A, B, C, F and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee	Class A(1)(2)	Class B	Class C(3)	Class F	Class P
Service	.15%	.25%	.25%	—	.20%
Distribution	.05%	.75%	.75%	.10%	.25%

(1) The Plan as it relates to Minnesota, Washington, and Michigan will not go into effect with respect to Class A shares until the quarter subsequent to the net assets of each of these Funds reaching $100 million. As of September 30, 2007, the net assets of each such Fund had not reached $100 million.

(2) Effective April 1, 2007, the Rule 12b-1 fee each Fund pays on Class A shares was reduced from 0.35% of the Fund's average daily net assets attributable to Class A shares to 0.20%. Accordingly, as of that date, the amount of asset-based compensation that the Distributor may pay to dealers was reduced from 0.25% to 0.15% of Class A shares' average daily net assets.

(3) Effective April 1, 2007, the Rule 12b-1 fee each Fund pays on Class C shares was reduced to a blended rate calculated based on 1.00% of each Fund's average daily net assets attributable to Class C shares held for less than one year and 0.80% of each Fund's average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate. Accordingly, as of that date, the amount of asset-based compensation that the distributor may pay to dealers for Class C shares of a Fund was reduced from 0.90% to 0.75% of average daily net assets attributable to Class C shares for such shares held for one year or more. No such compensation will be paid to dealers before the first anniversary of a Class C share purchase.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended September 30, 2007:

	Distributor Commissions	Dealers' Concessions
National	$137,736	$630,437
California	26,267	119,450
Connecticut	49,388	241,741
Hawaii	63,278	294,720
Minnesota	25,522	139,552
Missouri	53,793	238,779
New Jersey	18,157	87,226
New York	33,330	155,306
Texas	7,593	32,953
Washington	7,627	35,143
Intermediate	7,077	29,351
Florida	5,801	28,037
Georgia	73,250	342,299
High Yield	749,533	3,495,015
Michigan	21,809	101,139
Pennsylvania	22,932	103,934

Distributor received the following amount of CDSCs for the year ended September 30, 2007:

	Class A	Class C
National	$541	$5,354
California	299	771
Connecticut	5,373	-
Missouri	577	-
New Jersey	744	-
New York	4,339	7,030
Texas	4,000	-
Intermediate	-	651
Florida	-	480
Georgia	20,997	-
High Yield	206,093	142,708

Two Directors/Trustees and certain of the Company's and Trust's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of the distributions paid during the fiscal years ended September 30, 2007 and 2006 is as follows:

	National		California
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$24,670,467	$22,984,937	$6,806,121	$6,854,312
Total distributions paid	$24,670,467	$22,984,937	$6,806,121	$6,854,312
	Connecticut		Hawaii
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$5,002,339	$4,020,361	$3,959,084	$3,420,720
Total distributions paid	$5,002,339	$4,020,361	$3,959,084	$3,420,720
	Minnesota		Missouri
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$2,160,881	$1,892,036	$6,551,621	$6,501,832
Ordinary Income	-	-	-	14,346
Net long-term capital gains	-	-	-	209,059
Total distributions paid	$2,160,881	$1,892,036	$6,551,621	$6,725,237
	New Jersey		New York
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$5,377,981	$5,375,403	$10,846,575	$10,216,128
Total distributions paid	$5,377,981	$5,375,403	$10,846,575	$10,216,128
	Texas		Washington
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$3,166,225	$3,399,287	$1,814,609	$2,007,376
Total distributions paid	$3,166,225	$3,399,287	$1,814,609	$2,007,376
	Intermediate		Florida
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$507,176	$382,450	$2,762,216	$3,053,780
Total distributions paid	$507,176	$382,450	$2,762,216	$3,053,780
	Georgia		High Yield
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$5,293,542	$4,411,251	$65,289,967	$35,590,637
Total distributions paid	$5,293,542	$4,411,251	$65,289,967	$35,590,637

Notes to Financial Statements (continued)

	Michigan		Pennsylvania
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Distributions paid from:
Tax-exempt income	$2,968,568	$3,114,405	$3,977,593	$3,986,795
Total distributions paid	$2,968,568	$3,114,405	$3,977,593	$3,986,795

As of September 30, 2007, the components of accumulated earnings (losses) on a tax-basis are as follows:

	National	California
Capital loss carryforwards*	$(14,685,578)	$(3,117,890)
Temporary differences	(1,918,952)	(344,796)
Unrealized gains-net	11,211,027	3,756,723
Total accumulated earnings (losses)-net	$(5,393,503)	$294,037
	Connecticut	Hawaii
Capital loss carryforwards*	$(2,035,217)	$(2,335,323)
Temporary differences	(635,707)	(325,189)
Unrealized gains-net	2,787,480	2,356,100
Total accumulated earnings (losses)-net	$116,556	$(304,412)
	Minnesota	Missouri
Undistributed tax-exempt income-net	$22,001	$-
Total undistributed earnings	$22,001	$-
Capital loss carryforwards*	$(746,466)	$(364,808)
Temporary differences	(3,867)	(496,552)
Unrealized gains-net	404,787	3,623,271
Total accumulated earnings (losses)-net	$(323,545)	$2,761,911
	New Jersey	New York
Capital loss carryforwards*	$(3,999,657)	$(701,927)
Temporary differences	(445,064)	(939,142)
Unrealized gains-net	2,493,607	5,883,776
Total accumulated earnings (losses)-net	$(1,951,114)	$4,242,707
	Texas	Washington
Undistributed tax-exempt income-net	$-	$60,228
Total undistributed earnings	$-	$60,228
Capital loss carryforwards*	$(3,474,524)	$(2,260,872)
Temporary differences	(117,262)	(14,819)
Unrealized gains-net	3,146,557	2,292,193
Total accumulated earnings (losses)-net	$(445,229)	$76,730
	Intermediate	Florida
Undistributed tax-exempt income-net	$5,898	$-
Total undistributed earnings	$5,898	$-
Capital loss carryforwards*	$(294,618)	$(2,446,101)
Temporary differences	(29,367)	(164,577)
Unrealized gains-net	224,852	2,543,384
Total accumulated losses-net	$(93,235)	$(67,294)

Notes to Financial Statements (continued)

	Georgia	High Yield
Capital loss carryforwards*	$(862,210)	$(10,911,971)
Temporary differences	(39,537)	(10,026,479)
Unrealized gains (losses)	1,736,847	(36,036,654)
Total accumulated earnings (losses)-net	$835,100	$(56,975,104)
	Michigan	Pennsylvania
Capital loss carryforwards*	$(1,319,644)	$(673,072)
Temporary differences	(117,720)	(210,126)
Unrealized gains-net	2,832,593	3,166,154
Total accumulated earnings-net	$1,395,229	$2,282,956

* As of September 30, 2007, the capital loss carryforwards, along with the related expiration dates, are as follows:

	2008	2009	2011	2012	2013	2014	2015	Total
National	$9,610,606	$216,704	$342,858	$3,966,611	$-	$548,799	$-	$14,685,578
California	1,876,106	-	34,990	777,657	-	-	429,137	3,117,890
Connecticut	610,291	518,107	-	457,625	-	99,211	349,983	2,035,217
Hawaii	424,033	268,000	-	1,593,681	-	-	49,609	2,335,323
Minnesota	-	535,589	-	108,414	-	-	102,463	746,466
Missouri	-	-	-	-	-	1,242	363,566	364,808
New Jersey	1,929,789	-	405,467	1,576,989	-	87,412	-	3,999,657
New York	-	-	-	-	-	701,927	-	701,927
Texas	2,342,431	587,242	-	528,705	-	16,146	-	3,474,524
Washington	756,050	734,012	42,693	496,718	215,040	16,359	-	2,260,872
Intermediate	-	-	-	74,668	63,298	16,132	140,520	294,618
Florida	1,496,470	-	763,887	126,337	-	59,407	-	2,446,101
Georgia	-	-	-	37,356	-	4,081	820,773	862,210
High Yield	-	-	-	-	-	1,759,893	9,152,078	10,911,971
Michigan	711,637	-	-	204,581	33,025	20,687	349,714	1,319,644
Pennsylvania	432,621	-	1,955	225,617	-	12,879	-	673,072

Capital losses incurred after October 31 ("Post-October losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Each Fund incurred and will elect to defer net capital losses during fiscal 2007 as follows:

Post-October Losses
National	$-
California	27,346
Connecticut	185,349
Hawaii	-
Minnesota	-
Missouri	-
New Jersey	-
New York	-
Texas	-
Washington	-
Intermediate	25,504
Florida	-
Georgia	-
High Yield	9,872,039
Michigan	-
Pennsylvania	-

Notes to Financial Statements (continued)

As of September 30, 2007, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
National	$603,135,174	$21,759,877	$(10,548,850)	$11,211,027
California	162,857,083	5,819,607	(2,062,884)	3,756,723
Connecticut	131,779,957	4,028,715	(1,241,235)	2,787,480
Hawaii	99,845,684	3,073,188	(717,088)	2,356,100
Minnesota	52,969,359	982,491	(577,704)	404,787
Missouri	153,603,740	5,025,377	(1,402,106)	3,623,271
New Jersey	129,197,827	5,138,263	(2,644,656)	2,493,607
New York	262,146,264	8,556,458	(2,672,682)	5,883,776
Texas	66,436,283	3,846,505	(699,948)	3,146,557
Washington	37,090,824	2,372,188	(79,995)	2,292,193
Intermediate	22,572,509	278,446	(53,594)	224,852
Florida	59,384,349	3,185,807	(642,423)	2,543,384
Georgia	132,846,805	3,259,865	(1,523,018)	1,736,847
High Yield	1,511,463,179	14,418,290	(50,454,944)	(36,036,654)
Michigan	66,323,021	3,183,533	(350,940)	2,832,593
Pennsylvania	90,754,055	4,047,981	(881,827)	3,166,154

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to tax treatment of accretion, tender option bond trusts and other temporary adjustments.

Permanent items identified during the year ended September 30, 2007 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
National	$(15,172)	$15,172	$-
California	22,454	(22,454)	-
Connecticut	14,082	1,285	(15,367)
Hawaii	39,491	2,410	(41,901)
Minnesota	21,497	(21,497)	-
Missouri	(6,864)	6,864	-
New Jersey	(15,826)	16,222	(396)
New York	93,224	2,872	(96,096)
Texas	(5,595)	5,595	-
Washington	(19)	19	-
Florida	(2,334)	3,486,821	(3,484,487)
Georgia	1,328	(1,328)	-
High Yield	(9,975)	9,975	-
Michigan	(1,923)	1,016,613	(1,014,690)
Pennsylvania	40,853	(40,853)	-

Notes to Financial Statements (continued)

The permanent differences are primarily attributable to the tax treatment of accretion, certain distributions, and the expiration of capital loss carryforwards.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended September 30, 2007 are as follows:

	Purchases	Sales
National	$372,704,203	$315,563,371
California	102,767,768	95,755,403
Connecticut	52,476,129	12,271,572
Hawaii	24,471,396	10,228,842
Minnesota	13,804,795	7,364,968
Missouri	40,158,447	37,003,298
New Jersey	58,217,644	52,684,737
New York	95,344,874	69,911,653
Texas	11,885,469	19,797,076
Washington	2,649,916	6,681,021
Intermediate	16,522,125	4,468,189
Florida	8,729,420	13,914,838
Georgia	41,238,736	18,181,248
High Yield	937,016,608	402,088,583
Michigan	7,850,427	10,241,660
Pennsylvania	36,682,317	32,925,332

There were no purchases or sales of U.S. Government securities for the fiscal year ended September 30, 2007.

6. DIRECTORS'/TRUSTEES' REMUNERATION

The Company's and Trust's officers and the two Directors/Trustees who are associated with Lord Abbett do not receive any compensation from the Company or Trust for serving in such capacities. Outside Directors'/Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors/Trustees under which outside Directors/Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors'/Trustees' fees on the Statements of Operations and in Directors'/Trustees' fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company and Trust have entered into agreements with the Funds' transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

Notes to Financial Statements (continued)

8. LINE OF CREDIT

High Yield, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .08%. As of September 30, 2007, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended September 30, 2007.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's and Trust's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

10. INVESTMENT RISKS

Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for long-term bonds and particularly for inverse floaters than for short-term bonds. As a result, the Funds, which tend to invest in longer-term bonds and inverse floaters to a greater degree than some municipal bond funds, normally will have greater market risk than those funds.

Additional risks that could reduce each Fund's performance or increase volatility include call risk, governmental risk, legislative risk, management risk and credit risk. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called "lower rated bonds" or "junk bonds"). High Yield invests a significant portion of its assets in such bonds. The National Fund may invest up to 35% and all other Funds may invest up to 20% in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Each Fund (except National and Intermediate) is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

Because each Fund other than National, Intermediate and High Yield, focuses on a particular state or territory, each Fund's performance may be more affected by local, state and regional factors than a fund that invests in municipal bonds issued in many states, such as National,

Notes to Financial Statements (continued)

Intermediate and High Yield. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of each Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Each Fund may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper") except High Yield, which may invest up to 100% in AMT paper. The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

Each Fund may invest in TOB Residuals, although each Fund other than High Yield may invest no more than 20% of its net assets in such bonds. High Yield may invest in TOB Residuals without such limitation. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond ("RIB"), is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than such similar securities.

In addition, losses may result from a Fund's investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, inverse floaters and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase a Fund's interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock or shares of beneficial interest are as follows:

	Year Ended September 30, 2007
	Minnesota	Texas	Washington	Michigan
Shares sold	2,099,516	550,040	409,939	1,240,725
Reinvestment of distributions	361,831	249,937	264,375	432,875
Shares reacquired	(1,345,033)	(1,526,780)	(1,328,075)	(1,979,689)
Increase (decrease)	1,116,314	(726,803)	(653,761)	(306,089)
	Year Ended September 30, 2006
	Minnesota	Texas	Washington	Michigan
Shares sold	2,134,306	967,905	493,123	1,126,209
Reinvestment of distributions	323,670	257,075	305,265	438,309
Shares reacquired	(1,162,872)	(811,760)	(1,457,203)	(1,998,196)
Increase (decrease)	1,295,104	413,220	(658,815)	(433,678)

Notes to Financial Statements (continued)

Transactions (both shares and dollars) in Funds with multiple classes are as follows:

National	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	8,453,803	$95,526,810	4,700,276	$53,768,955
Converted from Class B**	250,400	2,859,901	256,293	2,932,889
Reinvestment of distributions	1,361,298	15,544,207	1,280,377	14,620,221
Shares reacquired	(6,196,381)	(70,281,620)	(5,918,839)	(67,664,916)
Increase	3,869,120	$43,649,298	318,107	$3,657,149
Class B Shares*
Shares sold	396,931	$4,544,848	426,087	$4,886,772
Reinvestment of distributions	42,214	484,110	46,437	531,980
Shares reacquired	(494,724)	(5,671,420)	(502,308)	(5,755,586)
Converted to Class A**	(249,465)	(2,859,901)	(255,461)	(2,932,889)
Decrease	(305,044)	$(3,502,363)	(285,245)	$(3,269,723)
Class C Shares
Shares sold	1,349,224	$15,280,830	736,078	$8,431,987
Reinvestment of distributions	69,623	796,572	65,006	743,577
Shares reacquired	(671,860)	(7,647,735)	(523,297)	(6,002,035)
Increase	746,987	$8,429,667	277,787	$3,173,529

	Period Ended September 30, 2007+
Class F Shares
Shares sold	899	$10,000
Increase	899	$10,000

California	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,394,748	$15,046,766	1,102,212	$11,949,936
Reinvestment of distributions	380,078	4,112,677	380,682	4,124,535
Shares reacquired	(2,489,292)	(26,931,490)	(1,935,551)	(20,988,910)
Decrease	(714,466)	$(7,772,047)	(452,657)	$(4,914,439)
Class C Shares
Shares sold	376,919	$4,071,437	270,931	$2,943,665
Reinvestment of distributions	16,818	182,002	16,586	179,872
Shares reacquired	(331,490)	(3,516,037)	(180,619)	(1,960,985)
Increase	62,247	$737,402	106,898	$1,162,552

	Period Ended September 30, 2007+
Class F Shares
Shares sold	946	$10,000
Increase	946	$10,000

Notes to Financial Statements (continued)

Connecticut	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,451,585	$56,776,772	1,491,410	$15,548,176
Reinvestment of distributions	276,232	2,870,395	208,167	2,171,918
Shares reacquired	(1,625,593)	(16,928,364)	(1,142,405)	(11,926,976)
Increase	4,102,224	$42,718,803	557,172	$5,793,118

	Period Ended September 30, 2007+
Class F Shares
Shares sold	975	$10,000
Increase	975	$10,000

Hawaii	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,459,633	$22,137,362	4,212,072	$20,929,784
Reinvestment of distributions	537,418	2,674,811	486,595	2,417,923
Shares reacquired	(2,081,102)	(10,353,689)	(1,997,806)	(9,939,801)
Increase	2,915,949	$14,458,484	2,700,861	$13,407,906

	Period Ended September 30, 2007+
Class F Shares
Shares sold	2,032	$10,000
Increase	2,032	$10,000

Missouri	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,141,867	$16,592,435	2,593,379	$13,703,246
Reinvestment of distributions	1,034,675	5,472,262	1,071,279	5,657,370
Shares reacquired	(3,562,677)	(18,822,721)	(3,933,638)	(20,766,978)
Increase (decrease)	613,865	$3,241,976	(268,980)	$(1,406,362)

	Period Ended September 30, 2007+
Class F Shares
Shares sold	1,923	$10,000
Increase	1,923	$10,000

New Jersey	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,146,283	$16,074,714	1,311,811	$6,743,902
Reinvestment of distributions	559,288	2,863,768	566,220	2,908,469
Shares reacquired	(3,176,536)	(16,205,959)	(2,993,035)	(15,357,276)
Increase (decrease)	529,035	$2,732,523	(1,115,004)	$(5,704,905)

Notes to Financial Statements (continued)

	Period Ended September 30, 2007+
Class F Shares	Shares	Amount
Shares sold	2,000	$10,000
Increase	2,000	$10,000

New York	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,710,029	$41,336,282	1,938,189	$21,654,474
Reinvestment of distributions	544,993	6,091,641	544,624	6,080,007
Shares reacquired	(2,731,193)	(30,441,302)	(2,069,540)	(23,124,144)
Increase	1,523,829	$16,986,621	413,273	$4,610,337
Class C Shares
Shares sold	1,245,365	$13,875,240	396,709	$4,420,617
Reinvestment of distributions	27,137	302,779	24,287	271,054
Shares reacquired	(427,155)	(4,747,357)	(226,829)	(2,531,685)
Increase	845,347	$9,430,662	194,167	$2,159,986

	Period Ended September 30, 2007+
Class F Shares
Shares sold	912	$10,000
Increase	912	$10,000

Intermediate	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares*	Shares	Amount	Shares	Amount
Shares sold	1,371,763	$13,284,726	439,403	$4,275,650
Converted from Class B**	2,164	21,139	913	8,795
Reinvestment of distributions	23,696	231,140	20,209	196,061
Shares reacquired	(386,523)	(3,759,425)	(533,451)	(5,183,869)
Increase (decrease)	1,011,100	$9,777,580	(72,926)	$(703,363)
Class B Shares*
Shares sold	21,048	$204,846	36,254	$351,925
Reinvestment of distributions	925	9,020	1,021	9,896
Shares reacquired	(24,013)	(233,675)	(28,987)	(282,597)
Converted to Class A**	(2,166)	(21,139)	(914)	(8,795)
Increase (decrease)	(4,206)	$(40,948)	7,374	$70,429
Class C Shares
Shares sold	249,723	$2,421,642	71,286	$690,641
Reinvestment of distributions	3,167	30,836	4,025	39,021
Shares reacquired	(100,685)	(981,118)	(176,908)	(1,710,283)
Increase (decrease)	152,205	$1,471,360	(101,597)	$(980,621)

	Period Ended September 30, 2007+
Class F Shares
Shares sold	1,026	$10,000
Increase	1,206	$10,000

Notes to Financial Statements (continued)

	Year Ended September 30, 2007		Year Ended September 30, 2006
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	5	$50	-	$-
Reinvestment of distributions	38	372	35	336
Increase	43	$422	35	$336
Florida	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	692,952	$3,266,431	972,950	$4,600,765
Reinvestment of distributions	310,976	1,461,144	326,447	1,539,791
Shares reacquired	(2,306,314)	(10,818,219)	(2,114,035)	(9,992,282)
Decrease	(1,302,386)	$(6,090,644)	(814,638)	$(3,851,726)
Class C Shares
Shares sold	142,113	$660,076	133,507	$630,708
Reinvestment of distributions	17,566	82,667	18,285	86,335
Shares reacquired	(113,945)	(534,610)	(281,527)	(1,327,950)
Increase (decrease)	45,734	$208,133	(129,735)	$(610,907)
Georgia	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,132,708	$34,371,109	4,365,795	$24,478,398
Reinvestment of distributions	740,144	4,150,091	644,681	3,610,374
Shares reacquired	(3,708,747)	(20,679,856)	(2,293,347)	(12,849,618)
Increase	3,164,105	$17,841,344	2,717,129	$15,239,154

	Period Ended September 30, 2007+
Class F Shares
Shares sold	1,815	$10,000
Increase	1,815	$10,000

High Yield	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	34,630,314	$544,824,022	31,539,791	$487,501,456
Reinvestment of distributions	1,733,048	27,289,077	958,110	14,772,141
Shares reacquired	(18,841,823)	(292,617,103)	(6,522,595)	(100,554,180)
Increase	17,521,539	$279,495,996	25,975,306	$401,719,417
Class B Shares
Shares sold	3.000	$73	-	$-
Reinvestment of distributions	32.235	504	34	515
Increase	35.235	$577	34	$515
Class C Shares
Shares sold	19,041,903	$300,109,186	15,179,814	$234,687,951
Reinvestment of distributions	581,858	9,155,082	308,358	4,753,649
Shares reacquired	(5,937,759)	(91,668,073)	(1,485,892)	(22,984,123)
Increase	13,686,002	$217,596,195	14,002,280	$216,457,477

Notes to Financial Statements (continued)

	Period Ended September 30, 2007+
Class F Shares	Shares	Amount
Shares sold	665.336	$10,000
Increase	665.336	$10,000

	Year Ended September 30, 2007		Year Ended September 30, 2006
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	4	$56	-	$-
Reinvestment of distributions	36	564	36.427	562
Increase	40	$620	36.427	$562
Pennsylvania	Year Ended September 30, 2007		Year Ended September 30, 2006
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,954,754	$10,174,874	897,700	$4,694,173
Reinvestment of distributions	455,533	2,372,379	444,965	2,324,459
Shares reacquired	(1,961,825)	(10,204,037)	(1,776,667)	(9,285,564)
Increase (decrease)	448,462	$2,343,216	(434,002)	$(2,266,932)

	Period Ended September 30, 2007+
Class F Shares
Shares sold	1,950	$10,000
Increase	1,950	$10,000

* Amounts for the year ended September 30, 2006 have been reclassified to conform with current presentation.

** Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

+ For the period September 28, 2007 (commencement of investment operations) to September 30, 2007.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds will adopt FIN 48 no later than March 31, 2008 and the impact to each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

13. SUBSEQUENT EVENTS

As of October 1, 2007, the Funds' Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions set forth in the Funds' prospectuses.

Notes to Financial Statements (concluded)

The Funds' Boards have approved a proposal to reorganize each of the Florida, Michigan, Minnesota, Texas and Washington Funds (each, an "Acquired Fund" and collectively, the "Acquired Funds") into National Fund (the "Acquiring Fund"). Lord, Abbett & Co. LLC, the Funds' investment advisor, believes that the proposed reorganizations would permit shareholders of each Acquired Fund to pursue substantially similar investment objectives and strategies through an investment in the Acquiring Fund, which has a significantly larger portfolio, greater investment flexibility, enhanced opportunities for portfolio diversification and the potential for lower expenses through economies of scale. The reorganization of an Acquired Fund into the Acquiring Fund would result in the termination of the Acquired Fund and would cause shareholders of the Acquired Fund to become shareholders of the Acquiring Fund. Following the reorganizations, shares of each Acquired Fund would no longer be offered. The proposed reorganization of each Acquired Fund into the Acquiring Fund requires shareholder approval. Accordingly, each Acquired Fund's shareholders of record as of September 14, 2007 have been asked to approve its reorganization at a shareholder meeting scheduled to be held on December 7, 2007. A proxy statement/prospectus describing the proposed reorganizations in detail and setting forth pertinent information about the Acquiring Fund was mailed on or about September 28, 2007 to such shareholders of record.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Municipal Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Fund, Inc. (the "Company"), comprising Lord Abbett National Tax-Free Income Fund, Lord Abbett California Tax-Free Income Fund, Lord Abbett Connecticut Tax-Free Income Fund, Lord Abbett Hawaii Tax-Free Income Fund, Lord Abbett Minnesota Tax-Free Income Fund, Lord Abbett Missouri Tax-Free Income Fund, Lord Abbett New Jersey Tax-Free Income Fund, Lord Abbett New York Tax-Free Income Fund, Lord Abbett Texas Tax-Free Income Fund, and Lord Abbett Washington Tax-Free Income Fund, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the statement of cash flows of Lord Abbett California Tax-Free Income Fund for the year ended September 30, 2007. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Lord Abbett Municipal Income Fund, Inc. as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of Lord Abbett California Tax-Free Income Fund for the year ended September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 27, 2007

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders,
Lord Abbett Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Municipal Income Trust (the "Trust"), comprising Lord Abbett Intermediate Tax-Free Fund (formerly known as Lord Abbett Insured Intermediate Tax-Free Fund), Florida Series, Georgia Series, Lord Abbett High Yield Municipal Bond Fund, Michigan Series, and Pennsylvania Series, as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the statement of cash flows of Lord Abbett High Yield Municipal Bond Fund for the year ended September 30, 2007. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Lord Abbett Municipal Income Trust as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of Lord Abbett High Yield Municipal Bond Fund for the year ended September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 27, 2007

Basic Information About Management

The Company's Board of Directors and the Trust's Board of Trustees (the "Board") are responsible for the management of the business and affairs of the Company and Trust in accordance with the laws of the States of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Company and Trust and who execute policies authorized by the Board. Each Board also approves an investment adviser to the Company and Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director and Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's and Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's and Trust's investment adviser.

Interested Directors and Trustees

The following Directors and Trustees are Partners of Lord Abbett and are "interested persons" of the Company and Trust as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989; Trustee since 1991 and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee/Director since 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors and Trustees

The following independent or outside Directors and Trustees ("Independent Trustees/Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director/Trustee since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director/Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director/Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director/Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc. since 1994 and Lend Lease Corporation Limited since 2005.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2000	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company and Trust	Principal Occupation During Past Five Years	Other Directorships
Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982; Trustee since 1991	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company or the Trust. All the officers of the Company and Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2006	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Daniel S. Solender (1965)	Executive Vice President	Elected in 2006	Director of Municipal Bond Management, joined Lord Abbett in 2006; formerly a Vice President and Portfolio Manager at Nuveen Investments (1991 - 1993 and 2003 - 2006) prior thereto Principal and Portfolio Manager at Vanguard Group from (1999 - 2003).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company and Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Peter Scott Smith (1966)	Vice President	Elected in 2000	Investment Manager, joined Lord Abbett in 1992.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director of Equity Trading, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors and the Trust's Trustees. It is available free upon request.

Householding

The Company and Trust have adopted a policy that allows them to send only one copy of the Funds' Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

100% of the income distributions paid by each Fund during fiscal 2007 is tax-exempt dividend income.

LATFI-2-0907

(11/07)

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett National Tax-Free Income Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Lord Abbett Intermediate Tax-Free Fund

Florida Series

Georgia Series

High Yield Municipal Bond Fund

Michigan Series

Pennsylvania Series

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Item 2:                                Code of Ethics.

(a)                     In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended September 30, 2007 (the “Period”).

(b)                    Not applicable.

(c)                     The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)                    The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)                     Not applicable.

(f)                       See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:                                Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, Franklin W. Hobbs and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:                                Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2007 and 2006 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2007	2006
Audit Fees (a)	$191,000	$171,500
Audit-Related Fees (b)	0	149
Total audit and audit-related fees	191,000	171,649

Tax Fees (c)	41,014	40,930
All Other Fees		-0-

Total Fees	$232,014	$212,579

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

(c) Fees for the fiscal year ended September 30, 2007 and 2006 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2007 and 2006 were:

	Fiscal year ended:
	2007	2006
All Other Fees (a)	$197,700	$5,500

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended September 30, 2007 and 2006 were:

	Fiscal year ended:
	2007		2006
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling,

controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:                               Audit Committee of Listed Registrants.

Not applicable.

Item 6:                               Schedule of Investments.

Not applicable.

Item 7:                               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:                               Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:                               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:                        Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:                        Controls and Procedures.

(a)                    Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                   There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:                        Exhibits.

(a)(1)              Amendments to Code of Ethics – Not applicable.

(a)(2)              Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)              Not applicable.

(b)                           Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME TRUST

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT MUNICIPAL INCOME TRUST

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: November 27, 2007